UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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United Airlines Holdings, Inc.

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UNITED AIRLINES HOLDINGS, INC.

2023 Proxy Statement

& Notice of Annual Meeting

May 24, 2023

A Message from Our Chairman
Dear Fellow United Stockholders,
On behalf of the United Airlines Holdings, Inc.’s Board of Directors, it is my pleasure to invite you to attend our 2023 Annual Meeting of Stockholders, which is scheduled to be held on Wednesday, May 24, 2023 at 9:00 a.m. Central Time.
It is a privilege to serve as the Chairman of the Board and to work closely with our CEO, Scott Kirby, and my fellow Board members as we execute our fiduciary responsibilities to you, our stockholders. The Board could not be prouder of how Scott and his team navigated the Company through the most challenging period in its history. The Board supported the Company’s investments in our tools, infrastructure and people as well as the other unique steps that the Company took during the last three years to prepare for the Company’s recovery. Despite our challenges, the Company achieved a remarkable number of successes that Scott discusses in his letter, which could not have been done without the hard work and dedication of our employees around the globe.
Amidst the turbulent global environment, the Board continues to remain committed to oversight of the Company’s strategy, including management’s execution of our United Next plan. The Company announced the next chapter of its United Next plan when it unveiled in December 2022 its order to purchase up to 200 new Boeing widebody planes. The order was the biggest single order for widebody jets ever placed by a U.S. airline and is expected to support our fleet renewal and expansion plans through the next decade. The Board has also worked with Scott and the senior management team to further integrate our environmental, social, and governance approach into United’s corporate strategy, including by staying engaged on United’s ESG priorities, reporting, risks and opportunities. We are proud that United has invested in more sustainable aviation fuel production than any other airline in the world, based on publicly announced airline offtake agreements for future SAF purchases. We believe that the increased use of SAF by airlines will aid with the volatility in the fuel market as well as help enable a degree of energy security for the United States and airlines. I encourage you to review our Corporate Responsibility Report to learn more about our ESG goals, targets, commitments, strategies and initiatives.
A key component to our effective governance is the Board’s commitment to provide not only oversight but also perspectives reflecting a diversity of independent view. We are continuously focused on ensuring that the Board is composed of directors with the broad experience, attributes, balance of professional skills and diversity of perspectives to oversee the success of the business.
In January 2023, the Board welcomed Captain Garth Thompson, who was appointed to the Board by the United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International following Captain Michael Hamilton’s departure from the Board in December 2022. We would like to take this opportunity to thank Captain Hamilton for his service to the Company and its stakeholders.
We also place a high priority on communicating with our investors. Over the past year, we developed a robust stockholder engagement program and discussed with stakeholders our business strategy and priorities as well as our ESG strategy, among other topics. On behalf of the Board, I and certain other Board members joined members of management in several of these stockholder engagement meetings. The feedback we gathered from these engagements has been helpful as the Board considers changes and updates to our policies, practices and disclosures. We look forward to continuing our dialogue with you.
Lastly, I join our entire Board in thanking you for your interest and continued confidence in United and the opportunity to serve United as directors on your behalf. We hope you will participate in the Annual Meeting by attending virtually and ask for your support for our directors and other items described in this Proxy Statement by voting, as promptly as possible, through one of the options laid out in the Proxy Statement whether or not you plan to join us for the Annual Meeting. Your participation is important, so please exercise your right to vote. We hope that you and your families will have an opportunity, whether for business or pleasure, to travel with us in 2023.
Sincerely, Edward M. Philip Chairman of the Board

A Message from Our Chief Executive Officer
Dear Fellow United Stakeholders,
The pandemic gave us a once-in-a-generation opportunity to change the way we run our airline because we realized we can no longer succeed by running our airline like it is 2019. While we took the hard steps required to make it through the pandemic years, we also used those challenging years to focus on investing for the recovery. Our long-view philosophy has already benefited our stockholders, employees and customers and it is something we plan to continue moving forward.
In 2022, we began to see the results of that focus and we ended the year in a great position with a lot of runway ahead of us. Although we flew less last year than we would have liked, we did it intentionally to give us the breathing room to make even more investments in our technology and infrastructure as well as to increase our staffing levels.
Making United the airline that our employees are proud to work for and that our customers choose to fly is integral to our success. Here are just a few of the achievements for which I am most proud:
Investments for the Future
•
We announced and began the expansion of United’s Flight Training Center in Denver, which was already the largest facility of its kind in the world.

•
We opened an expanded and newly renovated global Inflight Training Center in Houston in January 2023, doubling the available training space for our flight attendants.

•
We completed our gate expansion project at Denver, adding 22 new gates for a total of 90 gates. In addition, we opened the new Terminal A at Newark with 12 gates and expect to have 17 total gates sometime in 2023.

•
We added 48% more United ClubSM space across our network, including new clubs at Newark, Chicago, Denver and Phoenix.

•
We added additional maintenance and hangar capabilities.

•
We have continued to innovate and invest in technology for our employees and customers. In 2022, over 650,000 passenger connections were saved with our ConnectionSaver technology. We put new Apple mobile devices in the hands of over 70,000 employees, enabling them to provide personal, efficient service at the gate and in the air. We also increased the capacity of important core technologies, including an 800% increase for our crew management system.

•
We increased pilot training requirements.

•
In December 2022, we announced the largest widebody order by a U.S. carrier in commercial aviation history: 100 Boeing 787 Dreamliners with options to purchase 100 more. This historic purchase is the next chapter in our ambitious United Next plan and is expected to bolster our leadership role in global travel for years to come. This order also sets up United well to benefit from the strengthening international environment.

Operational Performance / Customers
•
Last year, we entered our United Next growth phase, which required a new focus on building the infrastructure to support what we believe will be the largest growth that any airline has ever attempted in the history of aviation.

•
We made significant improvements in our operational performance. On-time arrival and misconnect rate in the third quarter of 2022 were the best third quarter rates in United’s history (outside 2020), our mishandled bag ratio in

September 2022 was better than September 2019 and our daily controllable cancellations dropped by over 95% in September 2022 versus what they were in January 2022.
Financial Results
•
For 2022, United reported net income of $737 million in accordance with generally accepted accounting principles in the United States of America and adjusted net income1 of $831 million on a non-GAAP basis.

•
In the second half of 2022, we returned to pre-pandemic margins, reporting a 9.0% pre-tax margin on a GAAP basis and a 8.9% adjusted pre-tax margin2 on a non-GAAP basis.

Recruiting and Hiring
•
We recruited and hired more than 15,000 new team members systemwide in 2022, with plans to add 15,000 more in 2023.

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We have leaned into the idea that we are not just creating jobs, but we are giving people access to careers with great pay, outstanding benefits and the chance to see the world.

Network
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United is now the leading U.S. carrier across the Atlantic.

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We doubled down on our investment in Australia with non-stop service from the United States to each of Australia’s three largest cities while no other U.S. carrier serves more than one location.

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We worked closely with Boeing and the Federal Aviation Administration in the first half of 2022 to get our 52 Pratt & Whitney-powered 777 aircraft back in the air as well as with the Department of Transportation regarding the overscheduling of flights at the most constrained airspace in the country—Newark.

Sustainability
•
We lead among all U.S. carriers in sustainable aviation fuel production investment and have invested in the largest volume of future SAF production among all airlines, based on publicly announced airline offtake agreements for future SAF purchases. SAF is a key part of our environmental goals, but we also look forward to it reducing the price volatility of fuel and contributing to energy security in the United States.

•
United announced an investment by United Airlines Ventures in NEXT Renewables, becoming the first U.S. airline to invest in a biofuel refinery, and signed a purchase agreement with Neste for the right to buy up to 52.5 million gallons of SAF, becoming the first U.S. airline to publicly announce that it has signed an international purchase agreement for SAF.

•
United announced a strategic equity investment in Natron Energy, a battery manufacturer whose sodium-ion batteries have the potential to help United electrify its airport ground equipment such as pushback tractors and operations at the gate.

•
United Airlines Ventures and Oxy Low Carbon Ventures announced an investment in biotech firm Cemvita Factory to commercialize the production of SAF using carbon dioxide and synthetic microbes.

•
United announced an investment by United Airlines Ventures in Dimensional Energy, an additional carbon capture and utilization investment, as well as a commercial agreement to buy SAF made using Dimensional Energy’s novel technology that converts carbon dioxide and water into usable ingredients for SAF using the Fischer-Tropsch technology.

1
Adjusted net income is a non-GAAP financial measure. Please refer to Appendix A for a definition of adjusted net income and a reconciliation of adjusted net income to the most directly comparable GAAP financial measure.

2
Adjusted pre-tax margin is a non-GAAP financial measure calculated as pre-tax margin, excluding operating and nonoperating special charges (credits) and unrealized (gains) losses on investments, net. Please see Appendix A for a reconciliation of adjusted pre-tax income to the most comparable GAAP measure.

•
We also continued to invest in electric flying taxis with a $15 million investment in Eve Air Mobility.

Creating Opportunity for All
•
In 2022, we opened the United Aviate Academy, with a goal that at least half of the people we train are women or people who self-identify as from underrepresented racial and ethnic groups.

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We launched Calibrate, a 36-month apprenticeship program to grow and diversify our pipeline of aircraft technicians.

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We announced a new collaboration with OneTen, a coalition committed to creating one million family-sustaining careers for Black talent with opportunities for advancement over the next 10 years.

Brand Building
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We made significant strides in 2022 and we were included in Fortune’s Most Admired Companies, Time’s Most Influential Companies, Fast Company’s 2022 Brands That Matter, Forbes Best Employers for Diversity, AdAge’s Marketer of the Year list and PRWeek’s Best In-House Comms Team.

•
We launched United’s first major brand campaign in a decade: Good Leads the Way, which included more than 180 different pieces of video, digital, social and out-of-home content, featured 32 different employees and has appeared on national television and streaming platforms, in airports, on planes, in communities, on social media feeds and more.

•
United was proud to be the first passenger airline to donate flights to Operation Fly Formula and bring infant formula to the United States.

The entire United team is passionate about our goal of building the world’s best airline and achieving record levels of profitability. I often say that I have the easiest job of anyone at United because I only have one responsibility—make our employees proud. When our employees are proud of United, they want our customers to feel the same way and that ultimately benefits stockholders as well. We have a great 97-year history at United, but the COVID-19 pandemic allowed us to create an exciting new culture these last three years. Making our employees proud is the most impactful change we can make to enhance the customer experience. And finally, I want our customers to love us. United is committed to doing the right thing, standing for something and making a difference in the world around us.
Thank you for investing in United.
Sincerely, Scott Kirby Board Director and Chief Executive Officer

Notice of 2023 Annual Meeting of Stockholders
Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of United Airlines Holdings, Inc. (“we,” “us,” “our,” United or the “Company”) will be held by live webcast at the date, time and website noted below without an option for physical attendance. Only stockholders listed on the Company’s records at the close of business on the record date are entitled to vote on the matters presented at the Annual Meeting (or any adjournment or postponement thereof).
Date & Time	Where	Record Date

Wednesday, May 24, 2023 at 9:00 a.m. CDT	Virtually online at www.virtualshareholdermeeting.com/UAL2023	March 27, 2023
At the Annual Meeting, stockholders will consider and act upon the following proposals:
Meeting Agenda		Recommendation
1.	The election of the director nominees named in the attached proxy statement for a one-year term.	FOR each director nominee.
2.	The ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	FOR
3.	A vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers.	FOR
4.
A vote to approve, on a nonbinding advisory basis, the frequency (i.e., every one, two or three years) of holding future advisory votes to approve the compensation of the Company’s named executive officers.
FOR one year (annual).
5.	A vote to approve the First Amendment to the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan.	FOR
6.	A vote to approve the Amended and Restated United Airlines Holdings, Inc. Director Equity Incentive Plan.	FOR
In addition, we will transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Your vote is important: We encourage all stockholders of record to read the attached proxy statement with care and vote right away using any of the following methods, even if they intend to attend the Annual Meeting. If you plan to vote during the Annual Meeting, you may do so if you enter the control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card, as applicable, at the time you log into the meeting at virtualshareholdermeeting.com/UAL2023.
By Internet	By Phone	By Mail	By QR Code

www.proxyvote.com	In the U.S. or Canada dial toll-free 1-800-690-6903	Cast your ballot, sign your proxy card and send in our prepaid envelope	Scan this QR code to vote with your mobile device (may require free app)
By order of the Board of Directors,
E. Anna Ha
Associate General Counsel and Corporate Secretary
Dated: April 13, 2023
233 S. Wacker Drive
Chicago, Illinois 60606

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 24, 2023: Our Board of Directors is soliciting your proxy on behalf of the Company for the Annual Meeting, which will be held on May 24, 2023 at 9:00 a.m. Central Time, or any adjournment or postponement thereof. Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the internet, thereby capturing cost and environmental benefits. On or about April 13, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials to stockholders informing them that this Notice of 2023 Annual Meeting of Stockholders, the accompanying proxy statement and our 2022 Annual Report on Form 10-K are available free of charge at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site. We also will begin sending a paper copy of the proxy materials to those stockholders of record who have requested a paper copy. Brokers and other nominees who hold shares on behalf of beneficial owners may be sending their own similar notices. The proxy materials are available on our investor relations website, ir.united.com. Information on our website, including our Corporate Responsibility Report, is not considered part of the proxy statement.

A Message from Our Chairman
A Message from Our Chief Executive Officer
Notice of 2023 Annual Meeting of Stockholders
Proxy Statement Summary and Voting Map	1
Annual Meeting Information	1
Company Information	3
Selected Highlights of Our 2022 Accomplishments and Results	4
United’s Approach to Environmental, Social and Governance	5
Corporate Governance Highlights	15
Stockholder Engagement and Feedback	17
Items of Business and Board Voting Recommendations	18
Item 1—Election of Directors	19
Director Nominee Details	19
Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm	22
Item 3—Advisory Vote to Approve Executive Compensation	23
Executive Compensation Summary for 2022	23
Item 4—A Vote to Approve, on a Nonbinding Advisory Basis, the Frequency of Holding Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers	25
Item 5—Vote to Approve the First Amendment to the Amended and Restated 2021 Incentive Compensation Plan	26
Item 6—Vote to Approve the Amended and Restated 2006 Director Equity Incentive Plan	27
Item 1
Election of Directors	28
Director Qualifications	29
Board Diversity	30
Director Biographical Information	31

Narrative to 2022 Summary Compensation Table and Grants of Plan-Based Awards for 2022 Table	115
Outstanding Equity Awards at 2022 Fiscal Year-End	116
Option Exercises and Stock Vested for 2022	119
2022 Pension Benefits Table	121
Narrative to Pension Benefits Table	122
Potential Payments upon Termination or Change in Control	125
2022 CEO Pay Ratio	134
Pay Versus Performance	135
Item 4
A Vote to Approve, on a Nonbinding Advisory Basis, the Frequency of Holding Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers	141
Item 5
Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan to Increase the Available Shares by 2,200,000 Shares	143
Proposed Amendment	144
General	144
Purpose of the 2021 Plan	144
Certain Features of the 2021 Plan	145
Description of the 2021 Plan	145
Federal Income Tax Consequences	151

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement (the “Proxy Statement”) and accompanying materials (collectively, the “Proxy Materials”) contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including those set forth below in “Selected Highlights of Our 2022 Accomplishments and Results” and United’s Approach to Environmental, Social and Governance.” All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about our future financial results, goals, plans, commitments, strategies and objectives and involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. No forward-looking statement can be guaranteed. Forward-looking statements in the Proxy Materials should be evaluated together with the many risks and uncertainties that affect United Airlines Holdings, Inc.’s (“we,” “us,” “our,” United or the “Company”) business and market, particularly those identified in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (“2022 Annual Report on Form 10-K”), as updated by its subsequent Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements included in this document are made only as of the date of this document and except as otherwise required by applicable law or regulation, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.
WEBSITE REFERENCES
The Proxy Materials include several website addresses and references to additional materials found on those websites, including our Corporate Responsibility Report. These websites and materials are provided for convenience only and the content on the referenced websites is not incorporated by reference herein and does not constitute a part of the Proxy Materials or any of the Company’s other SEC filings.

Proxy Statement Summary and Voting Map
Proxy Statement Summary and Voting Map
This summary highlights certain information contained elsewhere in the Proxy Statement. This summary does not contain all of the information you should consider and you should read the entire Proxy Statement and our 2022 Annual Report on Form 10-K before casting your vote.
The Board of Directors of the Company (the “Board”) is soliciting your proxy on behalf of the Company to vote your shares at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Proxy Statement has been prepared by our management and approved by the Board and is being sent or made available on or about April 13, 2023 to our stockholders of record as of March 27, 2023 (the “Record Date”).

Annual Meeting Information
The Annual Meeting will be held by live webcast at the date, time and website noted below without an option for physical attendance.
Date & Time	Where	Record Date
Wednesday, May 24, 2023 at 9:00 a.m. CDT	Virtually online at www.virtualshareholdermeeting.com/UAL2023	March 27, 2023
Attending the Annual Meeting
We are committed to ensuring, to the extent possible, that stockholders will be afforded the ability to participate at the virtual Annual Meeting similarly to how they would participate at an in-person meeting. To attend, vote and submit questions during the Annual Meeting, visit www.virtualshareholdermeeting.com/ UAL2023 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. If you do not have a control number, contact your broker for access or follow the instructions sent with your proxy materials. Guests may join the Annual Meeting in a listen-only mode, but they will not have the option to vote shares or ask questions during the virtual Annual Meeting. Once admitted, you may submit questions or vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website. We encourage you to access the Annual Meeting before it begins as participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first come, first served basis once electronic entry begins. If you cannot attend the meeting, it will be webcast and available on our Investor Relations website at ir.united.com. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting. A question and answer session will follow the formal business of the Annual Meeting. To submit questions in advance of the Annual Meeting, visit www.virtualshareholdermeeting.com/UAL2023 before 9:00 a.m. Central Time on May 24, 2023 and enter the control number. To submit a question during the meeting, visit www.virtualshareholdermeeting.com/UAL2023, enter your control number and type your question into the “Ask a Question” field and click “Submit.” If you have difficulty accessing the meeting, please call the assistance number listed on the site login screen. Technicians will be available to assist you. For more information about the virtual-only meeting format, please see the section entitled “General Information About the Annual Meeting” in the Proxy Statement.
2023 Proxy Statement	1

Proxy Statement Summary and Voting Map
Who Can Vote
The Board has fixed the close of business on March 27, 2023 as the Record Date. You are entitled to vote at the Annual Meeting and at any adjournment thereof if you were a holder of the Company’s common stock as of the close of business on March 27, 2023. Please see “Who is entitled to vote?” on pages 159-160 of the Proxy Statement for additional information. A complete list of these stockholders will be available for 10 days prior to the Annual Meeting for any purpose germane to the Annual Meeting by contacting our Corporate Secretary at UALBoard@united.com.
How to Vote
Advance Voting Methods and Deadlines
We encourage all stockholders to read the Proxy Statement with care and vote as promptly as possible using any of the following methods, even if they plan to attend the Annual Meeting.
By Internet	By Phone	By Mail	By QR Code

www.proxyvote.com	In the U.S. or Canada dial toll-free 1-800-690-6903	Cast your ballot, sign your proxy card and send in our prepaid envelope	Scan this QR code to vote with your mobile device (may require free app)
If your shares are held in a stock brokerage account or by a bank or other nominee, your ability to vote by telephone or over the internet depends on your broker’s voting process. Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you. Votes submitted by Internet (including QR code), phone or by mail must be received by 10:59 p.m., Central Time, on May 23, 2023, the day before the Annual Meeting. Any person giving a proxy has the power to revoke it at any time and stockholders who virtually attend the meeting may withdraw their proxies and vote electronically at the meeting. You can find detailed information about voting in the section entitled “General Information About the Annual Meeting” in the Proxy Statement.
Voting at the Annual Meeting
If you plan to vote during the Annual Meeting, you may do so if you enter the control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card, as applicable, at the time you log into the meeting at virtualshareholdermeeting.com/UAL2023. Please see “Annual Meeting Information” on page 158 for more information.
2	2023 Proxy Statement

Proxy Statement Summary and Voting Map

Company Information
The Company’s shared purpose is “Connecting People. Uniting the World.” The Company has the most comprehensive route network among North American carriers, including U.S. mainland hubs in Chicago, Denver, Houston, Los Angeles, New York/Newark, San Francisco and Washington, D.C.
2023 Proxy Statement	3

Proxy Statement Summary and Voting Map

Selected Highlights of Our 2022 Accomplishments and Results
Fiscal Year 2022 Business Performance
Operating Margin 5.2%	Pre-Tax Margin 2.2%	Net Income $737 million	Diluted Earnings per Share $2.23
Selected highlights of our financial and operational results in 2022 are provided below:
•
In 2022, generated $990M in pre-tax income, $1.1B on an adjusted basis3. First profitable year since the start of the COVID-19 pandemic.

•
In the second half of 2022, generated a 9% pre-tax margin, which is consistent with the Company’s full-year 2023 adjusted pre-tax margin4 target of approximately 9%.

•
Announced the largest widebody order by a U.S. carrier in commercial aviation history: 100 Boeing 787 Dreamliners with options to purchase 100 more. Also added 100 additional Boeing 737 MAX aircraft by exercising 44 options and adding 56 new firm orders. We believe that this historic purchase is the next chapter in the Company’s ambitious United Next plan and will bolster the airline’s leadership role in global travel for years to come.

•
Officially opened the United Aviate Academy, the only major U.S. airline to own a flight training school with an inaugural pilot class of 80% women or people who self-identify as from underrepresented racial and ethnic groups.
•
Announced and began the expansion of the Company’s Flight Training Center in Denver, already the largest facility of its kind in the world.

•
Hosted the first Eco-Skies Alliance Summit, bringing together leaders, corporate customers and senior U.S. government officials for important discussions on sustainable aviation fuel, best practices of how to reduce carbon emissions from flying and how to collaborate on future sustainability solutions.

•
Announced the 2023 summer schedule that includes adding new service to three cities—Malaga, Spain; Stockholm, Sweden; and Dubai, United Arab Emirates. We believe that United will be the No. 1 airline to Europe, Africa, India and the Middle East next summer with service to 37 cities, more destinations than all other U.S. airlines combined.

•
Over 42 million miles and more than $400,000 donated

in 2022 to World Central Kitchen, Airlink, American Red Cross and Americares in support of Ukraine relief efforts by United’s customers, with an additional 5 million miles and $100,000 matched by United in 2022.
•
Earned a top score of 100% on the 2022 Disability Equality Index for the seventh consecutive year and was recognized as a “Best Place to Work” for Disability Inclusion.

•
United Airlines Ventures (“UAV”) announced strategic investments or commercial agreements with NEXT Renewable Fuels, Cemvita Factory and Dimensional Energy for the advancement of sustainable aviation fuel and became the first U.S. airline to sign an agreement with Neste to purchase sustainable aviation fuel overseas—supporting United’s pledge to reduce its greenhouse gas (“GHG”) emissions by 100% by 2050 without relying on the use of traditional carbon offsets.

3
Adjusted pre-tax income is a measure that is not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Adjusted pre-tax income is calculated as pre-tax income, excluding operating and nonoperating special charges (credits) and unrealized (gains) losses on investments, net. Please see Appendix A for a reconciliation of adjusted pre-tax income to the most comparable GAAP measure.

4
Adjusted pre-tax margin is a non-GAAP financial measure calculated as pre-tax margin, excluding operating and nonoperating special charges (credits) and unrealized (gains) losses on investments, net. Please see Appendix A for a reconciliation of adjusted pre-tax margin to the most comparable GAAP measure. The Company is not providing guidance for pre-tax margin, the most directly comparable GAAP measure, because it is unable to predict the excluded items noted above contained in the GAAP measure without unreasonable efforts, and therefore it also is not able to predict the probable significance of such items.

4	2023 Proxy Statement

Proxy Statement Summary and Voting Map

United’s Approach to Environmental, Social and Governance
Our shared purpose of “Connecting People. Uniting the World” drives the decisions that we make. That is why as we pursue our goal of building the greatest airline in aviation history, we put our environmental, social and governance (“ESG”) matters at the forefront of our culture and corporate strategy. We believe that this approach is, simply, the right thing to do to drive exceptional operating and financial results and to secure a brighter future for United, its customers, employees and the communities that we serve.
Our Chief Executive Officer and other senior management are continuously evolving our ESG approach with insight, input and oversight from our Board. Active engagement with a diverse group of stakeholders also informs our ESG strategy. Accordingly, we have announced several bold, quantifiable and time-bound ESG goals, which include pledging to reduce our GHG emissions by 100% by 2050 without relying on the use of traditional carbon offsets and to meet a mid-term objective of reducing our carbon intensity by 50%, compared to 2019, by 2035. We have also developed tools to manage and track our ESG data.
While we are pleased with the progress we have made toward our ESG goals to date, especially in our efforts to mitigate our contribution to climate change and develop strategies to attract and retain a diverse employee base that increases our access to the best and brightest talent, we recognize that there is considerably more that we can—and must—do to fully infuse our ESG practices into our business operations so that we can achieve our ambitions for the Company’s future. We believe that improving our ESG performance yields substantial benefit to our employees, customers and other stakeholders in our Company—and, indeed, the planet—and will aid our journey to becoming the first choice for air travel.
Transparency through active stakeholder engagement and robust public reporting of our ESG strategy and performance allows our various stakeholders to measure our ESG performance and track our progress against our goals. We disclosed key ESG qualitative and quantitative data in our 2022 Annual Report on Form 10-K, including our 2020 and 2021 Scope 1 (direct), Scope 2 (indirect) and Scope 3 (other indirect) GHG emissions and carbon intensity emission rates as well as aggregate information regarding certain self-identified characteristics of our U.S. employees. We continue to report clear information around performance and progress toward our ESG goals in alignment with recognized external ESG reporting frameworks, including the Task Force on Climate-related Financial Disclosures (“TCFD”). In addition, as part of our continued commitment to enhance transparency about our workforce diversity and based on feedback from internal and external stakeholders, we shared our plans with stakeholders to publicly disclose our Consolidated EEO-1 Report (which includes only our and United Ground Express, Inc.’s U.S. workforces) annually after the report is filed with the U.S. Equal Employment Opportunity Commission (“EEOC”), starting with our 2022 Consolidated EEO-1 Report to be filed with the EEOC later this year.
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Our governance framework includes direct oversight by our Board of our ESG goals, targets, commitments, strategies, initiatives, risks, assessments, disclosures and external engagement matters.
Responsible Party	Oversight Area for ESG Issues
Board	The work to address climate change, safety, human capital management and diversity, equity and inclusion (“DEI”) matters begins with the Board, which, as a whole and through its Committees, has responsibility for overseeing ESG goals, targets, commitments, strategies, initiatives, risks, assessments, disclosures and external engagement and related matters.
Public Responsibility Committee	The Public Responsibility Committee has primary oversight responsibility for our ESG initiatives and risks, which includes reviewing and monitoring the development and implementation of the Company’s safety and public health, DEI and climate-related strategic goals and objectives as well as periodically assessing our performance against these goals and objectives and other relevant and appropriate ESG, sustainability and corporate responsibility frameworks, metrics, scorecards and rankings. The Public Responsibility Committee also oversees the Company’s policies and practices regarding political expenditures, including an annual review of the Company’s political contributions policy and corporate political contributions and trade association dues and payments, and receives an annual report on political contributions of the Company and the United Airlines, Inc. Political Action Committee (the “UAPAC”) for the prior year.
Audit Committee	As part of our enhanced focus on transparency through reporting, the Audit Committee added in its charter in 2021 the responsibility of overseeing our controls and procedures relating to our material ESG matters, disclosures and reporting, including assurance processes where applicable, and in 2022 clarified in the charter that this includes the review of our external ESG reports as well as our reporting of ESG matters in our SEC filings. The Audit Committee also monitors the Company’s compliance with legal and regulatory requirements and ethical standards.
Nominating/Governance Committee	In 2021 the Nominating/Governance Committee amended the Company’s Corporate Governance Guidelines and the charter of the Nominating/Governance Committee to reflect the governance practices followed by the Nominating/Governance Committee in support of the Board’s commitment to board diversity.
Executive Committee	The Executive Committee also updated its charter in 2022 to reflect its review of our significant human resources and labor relations strategies, including, but not limited to, culture, talent management and DEI matters.
Compensation Committee	The Compensation Committee updated its charter in 2022 to reflect its consideration of ESG matters in our executive compensation programs.
Management	Management is responsible for reviewing, refining and implementing long-term ESG strategy and periodically updates the full Board and its Committees, as applicable, on issues related to the implementation of our ESG strategy.
We have included below a brief discussion of certain ESG matters that are key to our business.
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   Climate Strategy
United’s ambition is to make air travel sustainable. We are leading the way in redefining how we operate and reimagining the future of aviation with environmental responsibility and sustainability at the forefront. That starts by acknowledging the challenge we face. We operate in a hard-to-abate industry. Today, we do not have the solutions at the scale needed to decarbonize. Aviation currently contributes up to 3% of global GHG emissions annually and, without action, that is expected to increase. United is committed to tackling the challenge by addressing the root causes so that we can realize meaningful, long-lasting change that supports a sustainable future. At the end of 2020, we pledged a net zero goal to reduce our GHG emissions by 100% by 2050 without relying on the use of traditional carbon offsets, the first airline globally to make such a pledge. We believe that while this is a hard thing to do, it is the right thing to do.
United is committed to action and to holding ourselves accountable as we progress our decarbonization strategy. In addition to setting our goal of net zero GHG emissions by 2050, we have established a mid-term objective of reducing our carbon intensity by 50% by 2035, as compared to 2019. These objectives, anchored in science, are the cornerstones of our climate ambition.
Our strategy to achieve our climate goals is centered around four key pathways:
1.
Reducing the Company’s environmental footprint

2.
Innovating for potentially transformative carbon reduction technology

3.
Removing carbon emissions in the atmosphere

4.
Collaborating with employees, customers, airports, suppliers, cross-industry partners and policymakers to facilitate faster action and the commercialization of technology solutions concerning climate change

United’s Commitment to Reducing Its Environmental Footprint
Today, nearly all (98.5%) of the Company’s GHG emissions are from conventional jet fuel. Reducing our conventional jet fuel consumption by maximizing fuel efficiency and working to replace the conventional jet fuel that we use with alternative fuel is the nearest-term and fastest mechanism for the Company to reduce its emissions.
Sustainable aviation fuel (“SAF”) is an alternative fuel derived from renewable or waste products that can reduce lifecycle GHG emissions by up to 85% compared to conventional jet fuel. In addition, SAF is “drop-in” ready, meaning it is interchangeable with conventional jet fuel, requires no modifications to our aircraft engines or airframes and is compatible with the existing fuel distribution and storage infrastructure at airports.
The Company has long championed the development and commercialization of SAF and has invested in more SAF production than any other airline globally as of December 31, 2022 based on publicly announced airline offtake agreements for future purchases of SAF. Development of the SAF industry will be crucial to the realization of United’s climate goals, which is why we have consistently proven our commitment through action.
Eco-Skies Alliance
While United is focused on driving market-level SAF supply, we have had many firsts in SAF usage in our operations. The Eco-Skies Alliance, launched in 2021, is United’s innovative program wherein both passenger and cargo corporate customers work with us to fund the “green premium” of SAF. Over 30 companies representing
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multiple industries have been allocated Scope 3 emissions reductions for their travel or shipping on United. Collectively, the Eco-Skies Alliance sends a clear demand signal for greater SAF supply. As of the end of 2022, customers of the Eco-Skies Alliance had committed to fund approximately 9 million gallons of SAF, which is the same amount of emissions from flying our passengers approximately 600 million miles.
International SAF Purchase
Our leadership continued in May 2022 with our announcement of a purchase agreement for the right to buy up to 52.5 million gallons of Neste MY Sustainable Aviation Fuel™, produced from 100% sustainably sourced renewable waste and residue raw materials. This was the first time a U.S. airline has signed an international purchase agreement for SAF.
Investing in Alternative Propulsion
United recognizes that scaling SAF is only one facet of our strategy to progressing the future of sustainable travel. The Company also made investments in other innovations, including alternative propulsion technologies such as hydrogen and electric powered aircraft. Most recently, in September 2022, UAV announced a $15 million investment in Eve Air Mobility with a conditional purchase agreement for 200 four-seat electric aircraft plus options to purchase 200 more, expecting the first deliveries as early as 2026—becoming the first major airline to publicly invest in two eVTOL companies (the first of which was Archer Aviation).
United Airlines Ventures \ UAV Sustainable Flight Fund
In February 2023, United launched the UAV Sustainable Flight Fund (“UAV Fund”), a first-of-its-kind investment vehicle intended to accelerate SAF supply. Starting with more than $100 million in capital, with investments from launch anchor partners—Air Canada, Boeing, JPMorgan Chase, GE Aviation, and Honeywell—the UAV Fund will support and invest in startups that are working on SAF research and development, production and technology such as the following:
•
Viridos: Announced in March 2023, Viridos, an algae biofuel company focused on creating algae-based SAF and sustainable diesel fuel. UAV invested in Viridos as part of a Series A fundraising led by Breakthrough Energy Ventures. The funding will be channeled into research and development work to grow algae oil, which could serve as a feedstock to supply SAF producers. SAF created by Viridos’ algae oil has the potential to reduce carbon emissions on a lifecycle basis by 70% compared to conventional jet fuel.

•
Cemvita: In March 2022, UAV and Oxy Low Carbon Ventures announced an investment in the biotech firm, Cemvita Factory, to commercialize the production of SAF intended to be developed through a revolutionary new process using carbon dioxide and synthetic microbes

•
Dimensional Energy: In June 2022, United announced an investment by UAV in Dimensional Energy. Dimensional Energy’s power-to-liquids process makes SAF using renewable energy to combine carbon dioxide from the air with hydrogen from water. United has also agreed to purchase up to 2 billion gallons of SAF from Dimensional over 20 years. In March 2023, the UAV Fund made a follow-on investment in Dimensional Energy.

•
Svante: UAV invested in Svante, a developer of carbon capture and removal technology using structured absorbent beds, also known as filters.

Partnering to Scale SAF and Enabling Infrastructure
In addition to investing in the technology, United recognizes the value of joint ventures and collaboration with SAF producers to scale SAF production in the near term.
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•
Blue Blade Energy: Blue Blade Energy is a new joint venture with Tallgrass Energy and Green Plains Inc. announced in January 2023 to develop and commercialize a novel SAF technology that uses ethanol as its feedstock.

•
NEXT Renewable Fuels: In November 2022, United became the first U.S. airline to invest in a biofuel refinery with its investment in NEXT Renewables (“NEXT”). United could invest as much as $37.5 million if NEXT hits benchmarks. NEXT’s Oregon facility will produce sustainable diesel, SAF and other renewable fuels. The facility is expected to begin production in 2026 and could produce as much as 50,000 barrels a day once at full production.

Through these and other agreements, today United has future offtake agreements for more than 3 billion gallons, representing approximately 49% of all publicly announced commitments globally.
In November 2022, UAV broadened its technology investment portfolio to include clean energy infrastructure with an investment in Natron Energy, a battery manufacturer developing novel sodium-ion batteries. Natron’s technology has the potential to help reduce the GHG footprint of United’s ground operations by helping to electrify its airport ground support equipment.
Consumer Awareness and Call to Action
We are also engaging consumers in our transition by educating them about their air travel carbon footprint and giving them the option to take action. In February 2023, United became the first U.S. airline to show customers an estimate of each flight’s carbon footprint in their flight search. In addition, consumers now have an option to contribute to supplement our investment in the UAV Fund, from $1 to $7.
Partnering with Leaders to Transition Together
We also recognize that we cannot do this alone. We actively collaborate with policymakers, customers, industry, fuel producers, nongovernmental organizations (“NGOs”) and other stakeholders to support our transition. For example, United co-led the broad-based coalition of airlines, SAF producers, labor unions and technology companies that worked with federal policymakers and environmental NGOs to champion the passage of the Sustainable Skies Act SAF Blender’s Tax Credit through the Inflation Reduction Act. This credit creates an economic incentive for increased SAF production within the United States.
United also led influential state-level policies, including the effort to incentivize SAF in Illinois. In January 2023, the Illinois General Assembly enacted legislation to provide a $1.50 per gallon tax credit on SAF, lowering the overall cost of SAF for consumption in Illinois and provide a signal to fuel producers to invest in SAF production across the country. This is the first effort outside of California to directly incentivize SAF in the United States and will hopefully provide a template for future efforts elsewhere.
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   Safety
Safety is the bedrock of running a successful and reliable airline and at United, it is foundational to our culture and our number one Core4 value. This is an exciting time to be at United with the growth in our aircraft fleet and the increasing number of destinations we plan to serve. A laser focus on safety is essential to our success and that is why we have extended our comprehensive Safety Management System (“SMS”) to include our United Next effort. This allows us to proactively identify hazards and mitigate risks to help ensure the safety of our customers and our employees as we grow.
We are committed to sustaining the highest levels of safety. Just as we have invested in infrastructure, technology and tools, we are also investing in the training and development of our employees, especially those that are new to United, to ensure they gain proficiency in their roles and stay safe in the workplace.
For example, we implemented a mentoring program for flight attendants to support them on the line once they have completed training in our new, state-of-the-art facility in Houston. We added additional training time and resources for our pilots and instructors and evaluators. We introduced virtual reality training for our above and below the wing Airport Operations employees and created more hands-on training opportunities with our ramp consistency teams. Our technical operations team has also redesigned its training portfolio with a heightened focus on safety critical tasks.
As we continue to grow, we remain focused on maintaining and growing United’s safety culture. Through our “No Small Roles in Safety” campaign, we share critical and real-time safety information with our employees and encourage participation in our robust voluntary and non-punitive safety reporting programs. These programs are a key element of United’s SMS and support proactive hazard identification and mitigation across our operation which is an important safety tool that we believe will support our safe growth.
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   Human Capital Management and Resources
Our employees around the world are joined in our shared purpose of “Connecting People. Uniting the World” by enabling connections that matter and move society—whether it is connecting people across cultures, flying a loved one to a wedding, connecting medical professionals at a breakthrough conference or getting a business traveler to an important meeting or back home in time for a child’s big game. Our ability to make these connections, as well as to build long-term value for our stockholders and contribute to the broader community, depends on our commitment to attract and retain the best talent at all levels of our organization and across our global workforce. To facilitate talent attraction and retention, we strive through our human capital management strategy to create lifelong careers for our people. That includes professional development and promotional opportunities and the ability to qualify for retirement benefits, health and wellness benefits and, of course, travel privileges as we remain dedicated in providing the best place for our employees to work. Our Core4 (we are safe, caring, dependable and efficient) serves as the framework for how we take care of our customers and each other and how we make decisions as a team. For the Company, our shared purpose is about more than getting people from one place to another and executing our strategic priorities: it means that as a global company that operates in hundreds of locations around the world with millions of customers, we have a unique responsibility and opportunity to drive meaningful change in the places where we fly by creating exciting, rewarding and long-term careers for tens of thousands of people who live in the communities that we serve.
   Diversity, Equity and Inclusion
We are working to transform the future of aviation, with DEI being an essential driver of our growth and sustainable financial and operational success. In 2022 we worked to embed DEI throughout the business, with a focus on cultivating opportunities for underrepresented groups, which expands our employee base and increases our access to the best and brightest talent, a more accessible travel experience and active leadership for business diversity.
Key guiding principles include the following:
•
Customer inclusion and accessibility

•
Inclusion among our workforce

•
Empowering communities

•
Demonstrating active leadership in building a strong pipeline for business diversity

We are sharing our progress on goals with our employees, customers, communities and commercial partners.
Customer Inclusion and Accessibility
Improving customer data: We continue to incorporate data and insights from customer feedback to identify new opportunities for better service, better products and a more inclusive experience.
Enhancing cultural awareness: Our Cultural Connections Training builds cultural competency for our flight attendants and customer service agents. The training program is designed to enhance service to our global
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customer base, including by increasing familiarity with cultural norms in eight of our international destinations. We have reached nearly 5,000 completed trainings and improved Net Promoter Score and employee satisfaction ratings.
Cultural Advisory Board: Our Cultural Advisory Board expanded this year to five new destinations. It is made up of United employees who are familiar with the cultures, languages and customs in our global destinations and it has continued to make a positive impact on our customer experience.
Accessibility improvements: At United, we are committed to leveling the playing field and giving people with disabilities more independence while traveling. Building on our longstanding relationship with the Special Olympics, we understand our customers and employees have different needs and strive to accommodate everyone. Examples of how we are making every-day travel and work at United more accessible include the following: award-winning United app improved, inflight entertainment updated for visual and hearing impairments, braille safety placards introduced and special meals relaunched for children.
Inclusion Among Our Workforce
We are proud to report our accomplishments for 2022 in these key areas of focus:
1.
Increasing demographically diverse representation,

2.
Creating new pathways to United careers and

3.
Assessing and refining HR policies and practices

1.
Increasing demographically diverse representation

Our U.S. workforce saw a three percent increase in representation of women and six percent increase in representation of underrepresented racial and ethnic groups as of December 31, 2022 compared with December 31, 2021.
In 2022, our new hire representation of women and people of color in management and administrative roles was higher by approximately 5% and 9%, respectively, when compared to beginning of year representation.
Progress made at senior levels: We made progress in our efforts to have those at the Senior Professional and Senior Leader level reflect the diversity of the communities we serve. In 2022, almost half of all promotions at those levels were individuals who self-identified as being from underrepresented racial and ethnic groups.
2.
Creating new pathways to United Careers

In-house apprenticeship program: Calibrate, our new in-house apprenticeship program, launched in November 2022. We believe that it will be key in ensuring that we achieve our ambitious goal of hiring 7,000 maintenance technicians by 2026. We plan to train more than 1,000 new technicians by 2026, with a goal that at least half will be students who identify as women or self-identify as from underrepresented racial and ethnic groups.
Aviate Academy: In 2022 we welcomed over two hundred students to the Aviate Academy and celebrated the graduation of our inaugural class of pilots, that included 51 students—with nearly 80% being women or people of color.
YearUp: We host two cohorts of interns each year with our talent partner Year Up, a nonprofit that empowers young, talented professionals to move into careers in a single year by providing technical and professional skills training for entry-level roles and connecting them with their first corporate work experience. Last year, we set a goal of 80% of each cohort being hired as United team members. We exceeded that goal in August 2022 with 100% of our cohort being hired into Company roles.
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i.c.stars: We partnered with i.c.stars, a Chicago-based nonprofit dedicated to providing underrepresented individuals the opportunity to expand their horizons through technology internship programs as a new source of talent for digital technology.
3.
Assessing and refining HR policies and practices

Pay equity: Pay equity is a key tenet of our rewards strategy. In 2022, we continued our commitment to maintain near-perfect pay equity for employees of all genders and races performing comparable work across US operations management and administration employees. Our frontline employees’ pay is based entirely on tenure and job performed so there is complete pay parity for similarly situated frontline employees.
Benefits: After reviewing our data on healthcare utilization trends we identified barriers to care resulting from social determinants of health impacting Black and Hispanic employees. We have implemented changes addressing these barriers to improve care.
Performance and measurement: All employee surveys now include a question on inclusion, allowing us to obtain insight on how our DEI efforts support employees across different milestones in their career.
Empowering Communities
United recruitment and workforce programs: We engaged key diversity-focused organizations to support in several United recruitment and development programs.
Public policy agenda with DEI focus: We established an integrated engagement program, working with diversity-focused organizations to increase access and inclusion.
Commercial Partners
As a global operating company with countless moving parts, we know the scale of impact that we can make on local communities around the world by reaching out to suppliers of all backgrounds and sizes. In 2021 we announced our aspiration to become a member of the Billion Dollar Roundtable (“BDR”) by 2025 (the BDR is a group of corporations recognized for spending at least $1 billion annually with diverse-owned businesses). We have built a strong foundation to keep us on track to meet that goal and are working to improve the rate of inclusion for diverse-owned businesses in our supply chain. In 2021, we added 23 new BDR count-eligible certified diverse-owned firms to our supply chain.
Awards
We are proud to have been listed as a supporter of inclusive practices by a number of external organizations including the following:
•
Diversity Inc. 2022 Top 50 Companies for Diversity: United was the only airline to make this list of top companies in the United States that excel in diversity and inclusion management.

•
Disability Equality Index: United was selected as a 2022 Best Place to Work for Disability Inclusion. We scored 100% for the seventh-straight year.

•
Human Rights Campaign Foundation’s Corporate Equality Index: United was selected as a 2022 Best Places to Work for LGBTQ+ Equality and we were recognized for 11 years of perfect scores.

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   Global Community Engagement
United partners with nonprofit organizations that are making a difference in the United States and around the globe to deliver on our social impact goals, aligning our community investments with our business priorities. Our approach to community engagement is rooted in our four cornerstones:
•
Responding to crisis: Lifting communities in crisis after a disaster. The Company responds to natural and manmade disasters by using our aircraft and global network to deliver much-needed relief supplies and volunteers to impacted areas.

•
Building inclusion: Breaking down barriers to promote inclusion. The Company strives to create an environment in our office, airports and the world where acceptance and appreciation of everyone is the norm.

•
Inspiring leadership: Inspiring the next generation of leaders. The Company is committed to the success of future generations. By investing in programs that encourage the next generation of leaders, we are seeking to make sure our business and the communities that we serve will be successful for years to come.

•
Environmental Sustainability: Flying toward a more sustainable future. Innovation and sustainability are twin engines that drive United’s progress in seeking to become the most environmentally conscious airline in the world.

See our Corporate Responsibility Report, which is available on our website at https://crreport.united.com/, for additional information on our human capital management programs, initiatives and measures.
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Corporate Governance Highlights
We are committed to strong corporate governance policies that promote the interests of our stockholders, strengthen Board and management accountability and build on our ESG leadership. The Board and Corporate Governance Matters section beginning on page 44 describes our governance framework and our Executive Compensation section beginning on page 83 describes our executive compensation program. Those sections include the following highlights:
Stockholder Rights	More Information
Annual election of all directors	44
Majority voting standard for directors in uncontested elections	44
Stockholder ability to call special meetings (25% ownership threshold)	—
No supermajority voting provisions in charter or bylaws	—
Proxy access rights to holders owning at least 3% of outstanding shares for three years (may nominate up to 20% of the members of our Board elected by holders of Common Stock)	46
Board and Committee Oversight
The full Board oversees corporate strategy	49-50
Extensive Board oversight of key strategic, operational and compliance risks	49-50
Board has significant interaction with senior management and access to other employees	49-50
Board oversight of ESG matters, including climate change, safety, human capital management and DEI	50
Board Independence
Independent Chairman of the Board	57
Addition of two independent director nominees over the last four years	—
Our CEO and the nominees for election by the preferred stockholders are the only non-independent directors	47-48
Board and Committee Practices
Annual Board and Committee evaluations, including one-on-one interviews led by the Chairman	48
Director orientation and continuing director education on key topics and issues	49
Executive sessions conducted after every regularly scheduled Board and Committee meeting	54
Limits on director service on other public company boards	46-47
Mandatory retirement at age 75, absent special circumstances	46
Commitment to seek highly qualified women and minority candidates for the pool of potential nominees	30
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Corporate Governance Practices	More Information
Significant stockholder outreach and engagement	64-65
Publicly disclosed policies and practices regarding political advocacy, including disclosure of corporate political contributions and key trade association relationships	52-53
Policies prohibiting hedging, pledging or short sale transactions involving Company stock by directors, officers and certain senior employees	56; 91
All of our employees must adhere to a robust Code of Conduct	56
Compensation Practices

Executive compensation programs that link executive pay to performance through multiple performance measures aimed at enhancing stockholder value, including adjusted cost per available seat mile (“CASM-ex4”), customer experience, operational performance, our United Next strategy and our ESG commitments
83-88
Executive pay targeted with reference to peer group median levels using a consistent and relevant peer group	95-97
“Claw-back” policy for our incentive compensation with a three-year look back period	91; 107-108
Compensation designed to discourage excessive risk-taking, which is reviewed annually	92
Standardized and reasonable severance policies	92; 107
Incentive awards include caps on maximum payout levels	102; 105
Long-term incentive equity awards subject to “double-trigger” acceleration on a change in control	92
Sustainability and DEI performance metrics in our 2022 long-term incentive awards	85
Robust Stock Ownership Requirements
• CEO: 6x base salary • President: 4x base salary • EVPs: 3x base salary • Non-employee directors elected by holders of the Company’s Common Stock: 5x annual cash retainer	91; 108

4
CASM-ex (adjusted cost or operating expense per available seat mile) is a measure that is not calculated in accordance with GAAP. CASM-ex is calculated as cost or operating expense per available seat mile (“CASM”) excluding fuel expense, profit sharing, third-party business expenses and special charges (credits).

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Stockholder Engagement and Feedback
Throughout the year, we actively solicited feedback from stockholders and other stakeholders to understand their perspectives on corporate governance and other topical issues and offered additional insights on a wide range of topics, including stockholder proposals that were included in our recent proxy statements. We take feedback and insights from our engagement with stockholders and other stakeholders into consideration as we review and evolve our practices and disclosures and further share them with our Board as appropriate. The results of these discussions are noted below:
Topic	Stockholder Feedback	Company Response
Executive Compensation
We received requests from stockholders to link our executive compensation rewards to ESG performance metrics, such as climate change progress. Stockholders also expressed concerns related to changes made to our 2021 compensation program, which were made to comply with the limits under the Coronavirus Aid, Relief, and Economic Security (“CARES Act”), as previewed in our 2021 proxy statement.

•
In 2022, the Compensation Committee included sustainability and DEI goals under our 2022 long-term performance awards that are designed to reward progress against our ESG goals.

•
In 2022, our executive compensation program design returned to our more typical structure, including long-term performance awards and a three-year vesting schedule for our time-vested equity.

Disclosure of Political and Lobbying Activity
We received valuable feedback from our stockholders regarding the stockholder proposal presented at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), requesting that we issue an annual report disclosing certain information regarding our lobbying policies and activities, both before and after the 2022 Annual Meeting.

Based on robust engagement with the proponent of the stockholder proposal presented at the 2022 Annual Meeting and other stakeholders on these topics, we have expanded the United Airlines, Inc. Lobbying and Political Activity Policy statement regarding our participation in the political process and policy advocacy. This statement can be found at https://crreport.united.com/. Our Lobbying and Political Activity Policy is reviewed annually and updated as deemed necessary or appropriate.
•
The statement includes a list of corporate political contributions. We update this information semi-annually and include links to previous years’ reports.

•
The statement includes a list of member organizations to which we pay more than $25,000 in annual dues that are used for non-deductible activities, such as lobbying, and will now also include the amount of such dues used for non-deductible activities.

•
The statement includes any 501(c)(4) organization to which we paid more than $25,000 and the amount of such payments.

•
The statement includes a summary of annual federal lobbying expenditures.

Disclosure of Consolidated EEO-1 Report	A number of our stakeholders have requested we adopt a policy to publicly disclose our Consolidated EEO-1 Report yearly.
We shared our plans with stakeholders to publicly disclose our Consolidated EEO-1 Report annually following filing of the Company’s corresponding report with the EEOC, starting with our 2022 Consolidated EEO-1 Report to be filed with the EEOC later this year.

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Items of Business and Board Voting Recommendations
Item Description	Board Vote Recommendation	Page Reference for Additional Information
Management Items
Item 1—Election of Directors	FOR EACH NOMINEE	28
Item 2—Ratification of Appointment of Ernst & Young LLP to Serve as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023	FOR	76
Item 3—A Vote to Approve, on a Nonbinding Advisory Basis, the Compensation of Our Named Executive Officers	FOR	82
Item 4—A Vote to Approve, on a Nonbinding Advisory Basis, the Frequency (i.e., every one, two or three years) of Holding Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers	FOR ONE YEAR (ANNUAL)	141
Item 5—A Vote to Approve the First Amendment to the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan	FOR	143
Item 6—A Vote to Approve the Amended and Restated United Airlines Holdings, Inc. Director Equity Incentive Plan	FOR	153
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Item 1—Election of Directors (page 28)
The Board has nominated the following 11 director nominees for election by the holders of our common stock, $0.01 par value per share (“Common Stock”): Ms. Carolyn Corvi, Mr. Matthew Friend, Mr. Barney Harford, Ms. Michele Hooper, Mr. Walter Isaacson, Mr. James A. C. Kennedy, Mr. Scott Kirby, Mr. Edward M. Philip, Mr. Edward L. Shapiro, Ms. Laysha Ward and Mr. James M. Whitehurst. The United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International (the “ALPA”) has nominated and intends to elect Captain Garth Thompson at the Annual Meeting. The International Association of Machinists and Aerospace Workers (the “IAM”) has nominated and intends to reelect Mr. Richard Johnsen at the Annual Meeting. A more detailed discussion on how directors are selected and elected, how Board governance operates, how the Board is organized, how you can communicate with directors and how directors are paid can be found beginning on page 28.
The Board Recommends you vote FOR each of the nominees
Vote Required
We have implemented majority voting in uncontested elections of directors. Accordingly, our bylaws provide that each director will be elected by vote of a majority of the votes cast with respect to that director’s election.
Abstentions and broker non-votes will have no effect on the election of directors.

Director Nominee Details
The following tables provide summary information of our director nominees.

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Proxy Statement Summary and Voting Map
DIRECTOR NOMINEE SKILLS AND EXPERIENCE	Corvi	Friend	Harford	Hooper	Isaacson	Johnsen	Kennedy	Kirby	Philip	Shapiro	Thompson	Ward	Whitehurst
AIR, TRAVEL & TRANSPORTATION: Experience as a business leader, director, regulator, focused investor or consultant in the industry
FINANCIAL SERVICE: Experience in evaluating financial statements or overseeing capital structure and financial strategy
INTERNATIONAL: Leadership in a company with significant international presence or experience overseeing international corporate strategy and development
OTHER PUBLIC COMPANY BOARD: Current or past service on the boards of other publicly traded companies listed on U.S. exchanges
RETAIL/CONSUMER: Experience in consumer marketing, sales or brand management
SENIOR LEADERSHIP: Service in senior leadership positions, including past CEO experience or other executive positions
TECHNOLOGY: Experience in e-commerce, cybersecurity, data analytics or information technology
RACE/ETHNICITY
African American or Black
White or Caucasian
GENDER IDENTITY
Female
Male
2023 Proxy Statement	21

Proxy Statement Summary and Voting Map
Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm (page 76)
The Audit Committee appointed, and the Board has ratified the appointment of, Ernst & Young LLP (“Ernst & Young”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to ratification by the holders of Common Stock. The Board is presenting a resolution to our stockholders requesting ratification of Ernst & Young’s appointment, as the Board and the Audit Committee believe that the continued retention of Ernst & Young for 2023 is in the best interest of the Company and its stockholders. Detailed information about Ernst & Young’s appointment and fees for 2022 and 2021 can be found beginning on page 76.
The Board and Audit Committee recommend you vote FOR Item 2
Vote Required
Approval of Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm—requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote. Because brokers will have discretionary authority to vote on this proposal, there will not be any broker non-votes.

22	2023 Proxy Statement

Proxy Statement Summary and Voting Map
Item 3—Advisory Vote to Approve Executive Compensation (page 82)
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related rules of the SEC and consistent with the views expressed by stockholders at our 2017 Annual Meeting of Stockholders, the Board has determined to seek an annual nonbinding advisory vote from our stockholders to approve the compensation of our named executive officers (“NEOs”) as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures of the Proxy Statement (“Say-on-Pay” vote). The Board is presenting a resolution to our stockholders recommending approval, on a nonbinding advisory basis, of the compensation paid to our NEOs. For additional information on our 2022 executive compensation program and the 2022 decisions made by the Compensation Committee, we encourage stockholders to review, in detail, the section entitled “Executive Compensation” beginning on page 83.
The Board recommends you vote FOR Item 3
Vote Required:
Approval of Item 3—Advisory Vote to Approve Executive Compensation—requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect on the advisory vote to approve executive compensation.

Executive Compensation Summary for 2022
Our 2022 executive compensation program (the “2022 Program”) was designed to motivate and reward our management team for advancing the Company’s strategic priorities. In response to stockholder feedback, it features long-term performance-based equity awards and applies three-year vesting to our time-based equity awards.
The following is a high-level summary of the 2022 Program.
2022 Program Design

We design our executive compensation program to align the interests of our stockholders and executives, link executive pay to performance and attract, retain and appropriately reward our executives in line with market practices.
Notably, our executive compensation program:
•
Is informed by the market median of our peer group of companies, selected based on similar revenue, size, scope and complexity, with a focus on size-relevant U.S.-based airline peers;

•
Complies with applicable 2022 compensation level limits under the CARES Act;

•
Features a mix of cash and equity-based compensation that link pay to performance;

•
Includes robust stock ownership requirements for our NEOs, as well as prohibitions on pledging and hedging and a claw-back policy;

•
Does not encourage excessive risk taking; and

•
Reflects stockholder feedback regularly through our annual “Say-on-Pay” (as defined herein) vote.

2023 Proxy Statement	23

Proxy Statement Summary and Voting Map
Type of Cash Compensation
Salary
Fixed compensation
No changes were made to NEO salary levels in 2022 or 2021
Short-Term Incentives
No changes were made to target short-term incentive compensation levels for our NEOs in 2022 or 2021
Performance-based
Designed to align NEO behavior with stockholder interests
Performance measures (weighting) include: • United Next (25%) • CASM-ex (25%) • Net Promoter Score (25%) • Operational Performance (25%)
Features $8 billion cash liquidity hurdle at the end of the performance period (April 3, 2023)
Requires continued employment through April 3, 2023 to receive payment
Type of Long-Term Incentive Compensation
Performance-Based Restricted Stock Unit Awards (“Performance-Based RSUs”)
Represents 50% of annual target equity award value
Three year performance period (January 1, 2022 through December 31, 2024) with performance metrics and goals set in one-third increments at the beginning of each year in the performance period

The first one-third of the 2022 Performance-Based RSU award will be earned based on performance against the following measures (weighting):
•
CASM-ex (40%)

•
United Next (40%)

•
Environmental sustainability and DEI (20%)

Time-Vested Restricted Stock Units (“RSUs”)
Represents 50% of annual target equity award value
Vests one-third per year over a three year vesting schedule
Other Compensation Awards
Performance transformation incentive awards linked to key human resources matters over a performance period from January 1, 2023 through June 30, 2025
Cash recognition and retention award for Mr. Brett Hart
2022 long-term contingent retention cash award for Mr. Greg Hart, which was aligned with awards provided to other executive officers in 2021
24	2023 Proxy Statement

Proxy Statement Summary and Voting Map
Item 4—A Vote to Approve, on a Nonbinding Advisory Basis, the Frequency of Holding Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers (page 141)
As described in Item 3 above, our stockholders have the opportunity to cast an annual nonbinding advisory vote to approve the compensation of our NEOs. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, Item 4 affords stockholders the opportunity to cast a nonbinding advisory vote on how often we should include a Say-on-Pay vote in our proxy materials for future annual stockholder meetings or any special stockholder meeting for which we must include executive compensation information in the proxy statement for that meeting. Under Item 4, stockholders may vote to have the Say-on-Pay vote every one year (annual), every two years (biennial) or every three years (triennial) or may abstain from voting.
After careful consideration of the various arguments supporting each frequency level, the Board, based upon the recommendation of the Compensation Committee, has determined that continuing to conduct an annual nonbinding advisory vote to approve the compensation of our NEOs is the most appropriate choice for the Company and in the best interest for our stockholders at this time as it allows our stakeholders to provide direct and immediate input on our executive compensation philosophy, policies and practices each year and enables the Board and the Compensation Committee to understand and incorporate such input in structuring the Company’s executive compensation program for the fiscal year following the Say-on-Pay nonbinding advisory vote. As time progresses, the Board may alter this view, but currently the Board is interested in obtaining feedback from stakeholders on a yearly basis to assist in evaluating and structuring the Company’s compensation program, which is consistent with the Company’s and Board’s efforts to encourage a meaningful, ongoing dialogue with our stakeholders on the Company’s executive compensation practices and corporate governance matters.
The option that receives the highest number of votes cast by stockholders will be considered the recommended frequency. As an advisory vote, this proposal is not binding on the Company, the Board or the Compensation Committee.
For additional information, see the section entitled “Item 4—Vote to Approve, on a Nonbinding Advisory Basis, the Frequency of Holding Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers” section beginning on page 141.
The Board recommends a vote on Item 4 to hold Say-on-Pay votes every ONE YEAR (meaning advisory votes would be held every year)
Vote Required:
For Item 4—A Vote to Approve, on a Nonbinding Advisory Basis, the Frequency of Holding Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers—the frequency (one year, two years or three years) that receives the highest number of votes cast by stockholders will be considered the recommended frequency of future advisory votes to approve the compensation of the Company’s NEOs.
Abstentions and broker non-votes will have no effect on the advisory vote to approve the frequency of future advisory votes on compensation of the Company’s NEOs.

2023 Proxy Statement	25

Proxy Statement Summary and Voting Map
Item 5—Vote to Approve the First Amendment to the Amended and Restated 2021 Incentive Compensation Plan (page 143)
The Compensation Committee recommended, and the Board has approved, the First Amendment (the “Plan Amendment”) to the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan (“2021 Plan”), subject to approval by the holders of Common Stock at the Annual Meeting. The Board, therefore, is presenting a resolution to the holders of Common Stock requesting approval of the Plan Amendment as the Board and the Compensation Committee believe that the Plan Amendment is in the best interest of the Company and its stockholders. Detailed information about the Plan Amendment can be found beginning on page 143.
The Board recommends you vote FOR Item 5
Vote Required:
Approval of Item 5—Vote to Approve the First Amendment to the Amended and Restated 2021 Incentive Compensation Plan—requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect on the outcome of this proposal.

26	2023 Proxy Statement

Proxy Statement Summary and Voting Map
Item 6—Vote to Approve the Amended and Restated 2006 Director Equity Incentive Plan (page 153)
The Nominating/Governance Committee recommended, and the Board has approved, the Amended and Restated United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan (“Amended and Restated DEIP”), subject to approval by the holders of Common Stock at the Annual Meeting. The Board, therefore, is presenting a resolution to the holders of Common Stock requesting approval of the Amended and Restated DEIP, as the Board and the Nominating/Governance Committee believe that the Amended and Restated DEIP is in the best interest of the Company and its stockholders. Detailed information about the Amended and Restated DEIP can be found beginning on page 154.
The Board recommends you vote FOR Item 6
Vote Required:
Approval of Item 6—Vote to Approve the Amended and Restated 2006 Director Equity Incentive Plan—requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect on the outcome of this proposal.

2023 Proxy Statement	27

Item 1—Election of Directors
Item 1—Election of Directors
Our Amended and Restated Bylaws provide that the number of directors shall be determined by the Board, which has currently set the number at 13. The Board reserves the right to increase or decrease its size at any time. Upon the recommendation of the Nominating/Governance Committee, which consists of only independent directors, the Board has unanimously nominated the following 11 nominees (Ms. Corvi, Mr. Friend, Mr. Harford, Ms. Hooper, Mr. Isaacson, Mr. Kennedy, Mr. Kirby, Mr. Philip, Mr. Shapiro, Ms. Ward and Mr. Whitehurst) for election by the holders of our Common Stock as directors of the Company at the Annual Meeting. The ALPA, the sole holder of the Company’s Class Pilot MEC Junior Preferred Stock, which provides the ALPA with the right to elect one member to the Board at each annual meeting of stockholders (the “ALPA director”), has nominated and intends to elect Captain Garth Thompson at the Annual Meeting. The IAM, the sole holder of the Company’s Class IAM Junior Preferred Stock, which provides the IAM with the right to elect one member to the Board at each annual meeting of stockholders (the “IAM director”), has nominated and intends to reelect Mr. Johnsen at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.
Each of the Board nominees is an incumbent director. Each Board nominee being voted on by holders of Common Stock was elected by our stockholders at the 2022 Annual Meeting.
In accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, we have a declassified Board, which means that if elected all nominees will serve a one-year term of office that would expire at the next annual meeting of stockholders. Each director will hold office until his or her successor is elected and qualified or until his or her earlier resignation, removal from office or death. Each of the directors nominated by the Board has consented to serving as a nominee, being named in this Proxy Statement and serving on the Board, if elected. Consequently, the Board knows of no reason why any of the nominees would be unable or unwilling to serve. However, if for any reason any nominee is unable or unwilling to serve as a director, your proxy authorizes the people named as proxies to vote for a replacement nominee if the Board names one. Alternatively, the Board may reduce the number of directors who serve on the Board to eliminate the vacancy. In accordance with our Corporate Governance Guidelines, any nominee who is currently a director and for whom more votes are cast against than are cast for must offer to resign from the Board. There are no family relationships among the director nominees or between the director nominees and any executive officer.
ALPA notified the Company that Captain Michael Hamilton had resigned as the ALPA Master Executive Council chair on December 19, 2022 and accordingly immediately resigned from the Board. On January 24, 2023, the ALPA designated Captain Garth Thompson to fill the ALPA director vacancy resulting from Captain Hamilton’s departure. We thank Captain Hamilton for his Board service and contributions to the Company.
The Board asks in Item 1 for your voting support so we can continue our important work and build on our success. All of the nominees are expected to attend the Annual Meeting.
The Board Recommends you vote FOR each of the nominees
Vote Required
We have implemented majority voting in uncontested elections of directors. Accordingly, our bylaws provide that each director will be elected by vote of a majority of the votes cast with respect to that director’s election.
Abstentions and broker non-votes will have no effect on the election of directors.

28	2023 Proxy Statement

Item 1—Election of Directors

Director Qualifications
The Nominating/Governance Committee and the Board believe that our slate of director nominees consists of individuals with expertise in fields that both align with the Company’s current and evolving business and present and long-term strategy and includes a mixture of tenure that allows for both new perspectives and continuity. In addition, our Nominating/Governance Committee and Board believe that our nominee directors possess broad experience (including in positions with a high degree of responsibility and in any emerging governance, industry or market trends impacting the Company (such as ESG issues)), attributes, balance of professional skills and diversity of perspectives that, taken together, are relevant and beneficial in fulfilling the Board’s oversight role on behalf of the Company’s stockholders and other stakeholders with respect to the Company’s business and strategy and in strengthening and supporting senior management. The Nominating/Governance Committee and the Board also believe that each director nominee has integrity and sound business judgment to act in what the candidate reasonably believes to be in the best interests of the Company and its stockholders and is able to devote adequate time and effort to Board responsibilities.
The table below summarizes the key skills and experience of each of our director nominees that are most relevant to their Board service. The fact that a specific area of focus or experience is not designated does not mean the director nominee does not possess that skill or expertise. Rather, the skills and experiences noted below are those reviewed by the Nominating/Governance Committee and the Board in making nomination decisions and as part of the Board succession planning process.
	CORVI	FRIEND	HARFORD	HOOPER	ISAACSON	JOHNSEN	KENNEDY	KIRBY	PHILIP	SHAPIRO	THOMPSON	WARD	WHITEHURST
AIR, TRAVEL & TRANSPORTATION: Experience as a business leader, regulator or consultant in the industry
FINANCE SERVICE: Experience in evaluating financial statements or overseeing capital structure and financial strategy
INTERNATIONAL: Leadership in a company with significant international presence or experience overseeing international corporate strategy and development
OTHER PUBLIC COMPANY BOARD: Current or past service on the boards of other publicly traded companies listed on U.S. exchanges
RETAIL / CONSUMER: Experience in consumer marketing, sales or brand management
SENIOR LEADERSHIP: Service in senior leadership positions, including past CEO experience or other executive positions
TECHNOLOGY: Experience in e-commerce, cybersecurity, data analytics or information technology
2023 Proxy Statement	29

Item 1—Election of Directors

Board Diversity
The Board reaffirmed its commitment to diversity in 2021 when it amended the Company’s Corporate Governance Guidelines and the charter of the Nominating/Governance Committee to provide that Board membership should reflect a diversity of gender, race, ethnicity, age, sexual orientation and gender identity and is committed to actively seeking women and minority candidates for the pool from which director candidates are chosen in support of the Board’s commitment to diversity. Additionally, the Nominating/Governance Committee works with its third-party search firms to ensure the candidate pool provided to the Committee includes diverse candidates.
The table below provides certain highlights of the composition of our Board members and nominees as of April 13, 2023. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).
	Corvi	Friend	Harford	Hooper	Isaacson	Johnsen	Kennedy	Kirby	Philip	Shapiro	Thompson	Ward	Whitehurst
Race/Ethnicity
African American or Black
White or Caucasian
Gender Identity
Female
Male
30	2023 Proxy Statement

Item 1—Election of Directors

Director Biographical Information
Set forth on the following pages is certain biographical information about each director nominee, including key experience, qualifications and skills that led the Board to conclude that each nominee should serve as a director. The biographical information presented below is based on voluntary self-identification by each nominee.
The ages indicated are as of the date of the 2023 Annual Meeting and the other information is as of the date of this Proxy Statement.
Directors to be Elected by the Holders of Common Stock
Eleven directors are to be elected by the holders of Common Stock. Each current director has served continuously since the date of his or her appointment.
Carolyn Corvi—Independent Director
Director Since: 2010 Age: 71 Committees: Finance (Chair) Compensation Executive
Experience

The Boeing Company (international aircraft manufacturing company)
Vice President and General Manager, Airplane Programs, Commercial Airplanes of Boeing Commercial Airplanes (commercial jet aircraft segment) (2005-2008)
Various other prior roles at Boeing (1975-2005),
including Vice President and General Manager of 737/757 Programs, Vice President of Aircraft Systems and Interiors, Vice President of the Propulsion Systems Division, Director of Quality Assurance for the Fabrication Division and Director of Program Management for 737/757 Programs

Other Public Company Directorships

Allegheny Technologies Incorporated
(2012-present)
Hyster-Yale Materials Handling, Inc.
(2012-present)
Former Public Company Directorships Held in the Past Five Years

None
Education

MIT Sloan School of Management, SM, Management
University of Washington, BA, History

Skills and Qualifications:

   Air, Travel & Transportation: Ms. Corvi provides extensive expertise in the commercial airline industry to the Board, having served in key management and operation oversight roles at Boeing during her 34 years of service.

International: Throughout her career, Ms. Corvi gained experience in global operations.
Other Public Company Board: Ms. Corvi is a board member at Allegheny Technologies Incorporated and Hyster-Yale Materials Handling, Inc.
Senior Leadership: Ms. Corvi has extensive management experience gained throughout her career at Boeing.
2023 Proxy Statement	31

Item 1—Election of Directors
Matthew Friend—Independent Director
Director Since: 2021 Age: 45 Committees: Audit Compensation
Experience

NIKE, Inc. (apparel company)
Executive Vice President and Chief Financial Officer (2020-present)
Chief Financial Officer, Nike Operating Segments and VP of Investor Relations (2019-2020)
Vice President and Chief Financial Officer, Nike Brand (2017-2019)
Vice President and Chief Financial Officer, Nike Global Brands and Functions (2016-2017)
Other Public Company Directorships None Former Public Company Directorships Held in the Past Five Years None Education University of California, Berkeley, BS, Business Administration
Skills and Qualifications:
Finance Service: Mr. Friend brings experience in corporate strategy and development as well as a decade of experience in investment banking and mergers and acquisitions.
International: During his time as an executive officer at NIKE, Inc. (“NIKE”), Mr. Friend gained global operations experience, including in the Asia Pacific region, China, Latin America and Europe.
Retail / Consumer: Mr. Friend brings extensive management and direct-to-customer business expertise to the Board as Executive Vice President and Chief Financial Officer of NIKE.

    Senior Leadership: Mr. Friend has senior leadership experience through his position as Chief Financial Officer of NIKE and as a member of NIKE’s leadership team, including serving as an executive sponsor of the Women of Nike employee group.

32	2023 Proxy Statement

Item 1—Election of Directors
Barney Harford—Independent Director
Director Since: 2016 Age: 51 Committees: Audit Finance Public Responsibility
Experience

Uber Technologies (ridesharing and local services company)
Chief Operating Officer (2018-2019)
Orbitz Worldwide, Inc. (online travel company)
Chief Executive Officer (2009-2015)
Expedia, Inc. (online travel company)
Multiple roles (1999-2006), including President of Expedia Asia Pacific (2004-2006)

Other Public Company Directorships

None
Former Public Company Directorships Held in the Past Five Years

None
Education

INSEAD, Master of Business Administration
University of Cambridge, BA, MA, Natural Sciences

Skills and Qualifications:
Air, Travel & Transportation: Mr. Harford brings travel industry and ecommerce insight having served as Chief Executive Officer of Orbitz Worldwide, Inc.
International: Mr. Harford provides experience with international markets, in particular the Asia Pacific region, having led Expedia’s entry into China, Australia and Japan.

    Other Public Company Board: Mr. Harford brings the benefit of his previous public company board experience, having served on the boards of directors of Orbitz Worldwide, Inc. from 2009 to 2015 and eLong, Inc. from 2004 to 2008.

Retail / Consumer: Having experience at Orbitz, Expedia and Uber, Mr. Harford has a wide base of experience with consumer facing brands.
Senior Leadership: Mr. Harford has served in various senior positions at Orbitz, Expedia and Uber.
Technology: During his time at Orbitz, Mr. Harford developed a successful track record deploying large technology teams.
2023 Proxy Statement	33

Item 1—Election of Directors
Michele J. Hooper—Independent Director
Director Since: 2018 Age: 71 Committees: Audit (Chair) Executive Nominating/Governance
Experience

The Directors’ Council (consulting firm)
President and Chief Executive Officer (2013-present)
Voyager Expanded Learning (provider of educational training services)
President and Chief Executive Officer (1999-2000)
Stadtlander Drug Company (pharmaceutical company)
President and Chief Executive Officer (1998-1999)

Other Public Company Directorships

UnitedHealth Group, Inc.
(2007-present)
Former Public Company Directorships Held in the Past Five Years

PPG Industries, Inc.
(1997-2020)
Education

University of Chicago, Master of Business Administration
University of Pennsylvania, BS, Economics

Skills and Qualifications:

    Finance Service: Through her extensive experience as a chief executive officer of various companies, Ms. Hooper has gained a broad base of knowledge regarding financial statements and financial strategy.

International: Ms. Hooper has experience as a board member of large companies with global operations.
Other Public Company Board: Ms. Hooper has been a director of Target Corporation, Warner Music Group Corporation and PPG Industries, Inc. and she is currently a director at UnitedHealth Group, Inc.
Retail / Consumer: During her time at Target Corporation and Warner Music Group Corporation, Ms. Hooper gained experience with consumer facing businesses.

    Senior Leadership: As President and Chief Executive Officer of The Directors’ Council, a consulting firm that works with corporate boards to increase their independence, effectiveness and diversity, she has consulted with major companies to enhance the effectiveness of their corporate governance.

34	2023 Proxy Statement

Item 1—Election of Directors
Walter Isaacson—Independent Director
Director Since: 2006 Age: 71 Committees: Public Responsibility (Chair) Executive Nominating/Governance
Experience

Perella Weinberg Partners (financial services firm)
Advisory Partner (2017-present)
The Aspen Institute (international education and leadership institute)
President and Chief Executive Officer (2003-2018)
CNN (media company)
Chairman and Chief Executive Officer (2001-2003)

Other Public Company Directorships

None
Former Public Company Directorships Held in the Past Five Years

None
Education

University of Oxford, Pembroke College, BA, Philosophy, Politics and Economics
Harvard University, AB, History and Literature

Skills and Qualifications:
International: Mr. Isaacson has experience as a former executive officer at large companies with a multinational presence.
Other Public Company Board: Mr. Isaacson is the previous Chairman of the board of directors of CNN.

    Senior Leadership: Mr. Isaacson has extensive senior leadership experience from his time as the chairman of CNN, the editor of TIME magazine, the Chief Executive Officer of The Aspen Institute (where he is now a Distinguished Fellow), an Advisory Partner at Perella Weinberg Partners, the chair emeritus of Teach for America and the chairman of the Broadcasting Board of Governors.

2023 Proxy Statement	35

Item 1—Election of Directors
James A. C. Kennedy—Independent Director
Director Since: 2016 Age: 69 Committees: Compensation Finance	Experience T. Rowe Price Group, Inc. (global investment management organization) President and Chief Executive Officer (2007-2015) Various other prior roles (1978-2007)
Other Public Company Directorships

Columbia Care Inc.
(2019-present)
Former Public Company Directorships Held in the Past Five Years

None
Education

Stanford Business School, Master of Business Administration
Princeton University, BA, History

Skills and Qualifications:
Finance Service: Mr. Kennedy brings extensive finance-related experience to the Board gained from his time at T. Rowe Price Group, Inc.
International: Mr. Kennedy has experience as CEO of a Company with global operations.
Other Public Company Board: Mr. Kennedy also serves on the board of directors of Columbia Care Inc.
Senior Leadership: Mr. Kennedy brings to the Board a stockholders’ perspective and his expertise in management, finance and leadership from his career at T. Rowe Price.
36	2023 Proxy Statement

Item 1—Election of Directors
J. Scott Kirby—Chief Executive Officer and Director
Director Since: 2020 Age: 55 Committees: Executive Finance
Experience

United Airlines Holdings, Inc.
Chief Executive Officer
(May 2020-present)
President (August 2016-May 2020)
American Airlines Group and American
Airlines, Inc. (airline company)
President (2013-August 2016)
US Airways (airline company)
President (2006-2013)

Other Public Company Directorships

None
Former Public Company Directorships Held in the Past Five Years

None
Education

The George Washington University, MS, Operations Research
United States Air Force Academy, BS, Computer Science and Operations Research

Skills and Qualifications:
Air, Travel & Transportation: Through his time at US Airways, American Airlines and now with the Company, Mr. Kirby has extensive and valuable experience in the airline industry.
International: Mr. Kirby has key expertise in the Company’s domestic and international operations.
Retail / Consumer: Mr. Kirby brings valuable expertise to the Board from his experience with marketing, sales, alliances and network planning at the Company.

    Senior Leadership: As our Chief Executive Officer, Mr. Kirby is responsible for the Company’s business and ongoing operations and management’s efforts to implement the strategic priorities identified by the Board.

2023 Proxy Statement	37

Item 1—Election of Directors
Edward M. Philip—Chairman of the Board and Independent Director
Director Since: 2016 Age: 58 Committees: Executive (Chair) Nominating/ Governance (Chair) Audit
Experience

Partners in Health (non-profit healthcare organization)
Chief Operating Officer (2013-2017)
Highland Consumer Fund (private equity company)
Co-Founder and Managing General Partner (2006-2013)
Decision Matrix Group (research and consulting firm)
President and Chief Executive Officer (2004-2005)
Lycos, Inc. (internet search company)
President, COO and CFO (1996-2000)
The Walt Disney Company (entertainment company)
Vice President of Finance (1991-1995)

Other Public Company Directorships

Hasbro, Inc.
(2002-present)
BRP Inc.
(2005-present)
Blade Air Mobility, Inc.
(2019-present)
Former Public Company Directorships Held in the Past Five Years

None
Education

Harvard Business School, Master of Business Administration
Vanderbilt University, BS, Math and Economics

Skills and Qualifications:

    Finance Service: Mr. Philip brings to the board valuable experience in financial strategies from his time as Chief Financial Officer at Lycos, Inc. and Vice President of Finance at The Walt Disney Company.

International: Mr. Philip has served as an executive officer at large companies with world-wide operations.
Other Public Company Board: Mr. Philip currently serves on the boards of directors of Hasbro, Inc., BRP, Inc. and Blade Air Mobility, Inc.
Retail / Consumer: Through his time at Hasbro and Disney, Mr. Philip has gained expertise in brand management and consumer facing products.
Senior Leadership: Mr. Philip has served in multiple senior executive and director roles at large multinational companies.
Technology: Mr. Philip brings to the Board nearly three decades of leadership across the technology sector, including in senior positions at Lycos, Inc.
38	2023 Proxy Statement

Item 1—Election of Directors
Edward L. Shapiro—Independent Director
Director Since: 2016 Age: 58 Committees: Finance Nominating/Governance Public Responsibility	Experience PAR Capital Management, Inc. (investment management firm) Managing Partner (1999-2016) Portfolio Manager (1997-2016)
Other Public Company Directorships

None
Former Public Company Directorships Held in the Past Five Years

Global Eagle Entertainment, Inc.
(2013-2019)
Education

University of California, Los Angeles, Master of Business Administration
University of Pennsylvania, BS, Economics

Skills and Qualifications:

   Air, Travel & Transportation: Mr. Shapiro has been an active investor in the airline industry for more than 25 years and previously served as a director on the board of directors of US Airways prior to its merger with American Airlines.

    Finance Service: Mr. Shapiro brings to the Board financial expertise and an investor’s perspective, having served in various capacities at PAR Capital Management, Inc. (“PAR”), an investment management firm specializing in investments in travel, media and internet-related companies, from 1997 to 2016.

Other Public Company Board: Mr. Shapiro served on the board of directors of Global Eagle Entertainment, Inc. from 2013 to 2019.
Senior Leadership: Through his various roles at PAR, Mr. Shapiro has gained valuable executive level experience that he brings to the Board.

    Technology: Mr. Shapiro also provides the Board with experience in e-commerce and information technology from his time as a director of Global Eagle Entertainment, Inc, a provider of a wide range of connectivity solutions, including portable entertainment solutions.

2023 Proxy Statement	39

Item 1—Election of Directors
Laysha Ward—Independent Director
Director Since: 2021 Age: 55 Committees: Nominating/Governance Public Responsibility
Experience

Target Corporation (retail corporation)
Executive Vice President, Chief External Engagement Officer (2017-present)
Executive Vice President, Chief Corporate Social Responsibility Officer (2015-2017)
President, Community Relations and Target Foundation (2008-2015)

Other Public Company Directorships

Denny’s Corporation
(2010-present)
Former Public Company Directorships Held in the Past Five Years

None
Education

University of Chicago, MA, Social Services Administration
Indiana University Bloomington, BS, Journalism

Skills and Qualifications:
Other Public Company Board: Ms. Ward serves on the board of directors of Denny’s Corporation.
Retail / Consumer: Ms. Ward has extensive experience with brand management gained from her time in various positions at Target Corporation.
Senior Leadership: Ms. Ward has served in various senior leadership positions at Target Corporation over the past 15 years.
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Item 1—Election of Directors
James M. Whitehurst—Independent Director
Director Since: 2016 Age: 55 Committees: Compensation (Chair) Executive Nominating/Governance
Experience

International Business Machines Corporation (technology company)
Senior Advisor (July 2021-May 2022)
President (April 2020-July 2021)
Senior Vice President (2019-April 2020)
Red Hat, Inc. (provider of open source enterprise IT products and services)
President and Chief Executive Officer (2008-2019)
Delta Air Lines, Inc. (airline company)
Chief Operating Officer (2005-2007)
Chief Network and Planning Officer (2004-2005)
Senior Vice President-Finance, Treasury and Business Development (2002-2004)

Other Public Company Directorships

Amplitude, Inc.
(2021-present)
Software AG
(2023-present)
Former Public Company Directorships Held in the Past Five Years

Red Hat, Inc.
(2008-2019)
SecureWorks Corp.
(2016-2019)
Education

Harvard Business School, Master of Business Administration
Rice University, BS, Computer Science and Economics

Skills and Qualifications:
Air, Travel & Transportation: Mr. Whitehurst gained extensive experience with the airline industry through his time at Delta Air Lines, Inc.
Finance Service: Mr. Whitehurst brings to the Board significant experience in financial and capital strategy having served in various operational roles throughout his career.
International: Mr. Whitehurst spent six years at Delta, where he managed airline operations and drove significant international expansion during his tenure.

   Other Public Company Board: Mr. Whitehurst currently serves on the boards of directors of Amplitude, Inc. and Software AG and has served on the boards of directors of Red Hat, Inc. and SecureWorks Corp.

Senior Leadership: Mr. Whitehurst brings executive management experience to the Board having served in various senior officer roles.
Technology: Mr. Whitehurst also has experience in data analytics and information technology from his time at International Business Machines Corporation and Red Hat, Inc.
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Item 1—Election of Directors
Directors to be Elected by the Holders of Other Classes of Stock
THE HOLDERS OF COMMON STOCK DO NOT VOTE ON THE ELECTION OF THE FOLLOWING DIRECTORS.
The ALPA is the sole holder of the Company’s Class Pilot MEC Junior Preferred Stock. The ALPA became the sole holder of the Company’s Class Pilot MEC Junior Preferred Stock pursuant to an agreement with United Airlines, Inc. whereby the ALPA has the right to elect one member to the Board at each annual meeting of stockholders.
The IAM is the sole holder of the Company’s Class IAM Junior Preferred Stock. The IAM became the sole holder of the Company’s Class IAM Junior Preferred Stock pursuant to an agreement with United Airlines, Inc. whereby the IAM has the right to elect one member to the Board at each annual meeting of stockholders.
Each of the ALPA director and the IAM director was previously elected by the holders of the applicable class of our preferred stock and has served continuously as a director since the date of his first election as noted herein.

ALPA Director—Elected by the Holder of Class Pilot MEC Junior Preferred Stock
The ALPA has nominated and intends to reelect Captain Garth Thompson as the ALPA director at the Annual Meeting. He became the ALPA director on January 24, 2023. Captain Thompson is a current employee of the Company, serving as the representative of the ALPA to the Board. Captain Thompson is not entitled to receive any cash or equity compensation from the Company as a director but is entitled to receive certain travel and charitable contribution benefits related to service as a director. For a description of such travel and charitable contribution benefits, see “Director Compensation.”
Captain Garth Thompson—ALPA Director
Director Since: 2023 Age: 53
Experience

ALPA
Chair of the ALPA United Airlines Master Executive Council (January 2023-present)
Local Council Representative (1995-1997; November 2022-January 2023)
United Airlines, Inc.
Pilot of Boeing 727, 737, 747, 757, 767, and 777; Airbus 319; and currently Airbus 320 aircraft (1993-present)
Other Public Company Directorships None Former Public Company Directorships Held in the Past Five Years None Education Metropolitan State College of Denver, BS, Aerospace Science
Skills and Qualifications:
Air, Travel & Transportation: Captain Thom pson has served as a pilot of Boeing 737 and 777 aircraft and currently of Airbus 320 aircraft.
Senior Leadership: Captain Thompson serves as the Chairperson of the ALPA Master Executive Council, a position he has held since January 2023.
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Item 1—Election of Directors

IAM Director—Elected by the Holder of Class IAM Junior Preferred Stock
The IAM has nominated and intends to reelect Richard Johnsen as the IAM director at the Annual Meeting. He became the IAM director on July 6, 2021. Mr. Johnsen is a current employee of the Company on union leave of absence, serving as the representative of the IAM to the Board. Mr. Johnsen is not entitled to receive any cash or equity compensation from the Company as a director but is entitled to receive certain travel and charitable contribution benefits related to service as a director. For a description of such travel and charitable contribution benefits, see “Director Compensation.”
Richard Johnsen—IAM Director
Director Since: 2021 Age: 54 Committees: Public Responsibility
Experience

IAM
General Vice President of the Air Transport Territory (May 2022-Present)
Special Assistant to the International President (June 2021-April 2022)
Chief of Staff to the International President (February 2021-May 2021)
IAM Representatives Association President (2017-2021)
IAM Transportation Department Grand Lodge Special Representative (2001-2017)
Assistant General Chairperson (district 141 M) (2000-2001)
Other Public Company Directorships None Former Public Company Directorships Held in the Past Five Years None Education University of Maryland, BS, Management Information Systems
Skills and Qualifications:
Air, Travel & Transportation: Mr. Johnsen has served in various positions within the IAM throughout his career.
Senior Leadership: Mr. Johnsen currently serves as Chief of Staff to the International President of IAM and has held various other leadership positions with the IAM.
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Board and Corporate Governance Matters
Board and Corporate Governance Matters

Board Selection and Election
Majority Vote Standard and Mandatory Director Resignation
All directors are elected annually.
Our Amended and Restated Bylaws and our Corporate Governance Guidelines provide that a majority of the votes cast is required to elect directors in uncontested elections. An “uncontested election of directors” means an election of directors in which the number of nominees does not exceed the number of directors to be elected as of the date that is 10 days prior to the date of filing the definitive proxy statement (such as the election of directors at the Annual Meeting). This means that the number of votes cast for a nominee must exceed the number of votes cast against that person. Abstentions and “broker non-votes” will have no effect on the election of directors. The Corporate Governance Guidelines require any current director who does not receive a majority of votes cast to tender his or her resignation as a director to the Board promptly following the certification of the stockholder vote. The Nominating/Governance Committee, without participation by any director tendering their resignation, will consider the resignation offer and recommend to the Board whether to accept or reject the resignation offer or take another action. The Board, without participation by any director tendering their resignation, will act on the Nominating/Governance Committee’s recommendation within 120 days following certification of the stockholder vote and promptly disclose its decision by press release, filing of a Current Report on Form 8-K or another public means of disclosure deemed appropriate.
In a contested election, the required vote would be a plurality of votes cast.
If for any reason any nominee is unable or unwilling to serve as a director, your proxy authorizes the people named as proxies to vote for a replacement nominee if the Board names one. Alternatively, the Board may reduce the number of directors that serve on the Board to eliminate the vacancy.
Board Composition and Succession Planning
Regular Assessment of Our Board Composition
Pursuant to its charter, the Nominating/Governance Committee is primarily responsible for maintaining a strong and diverse Board and is focused on Board succession planning on a continuous basis. In performing this function, the Nominating/Governance Committee regularly assesses the appropriate size and composition of our Board and evaluates and determines the most impactful and desirable mix of experience, attributes, balance of professional skills and diversity of perspectives for our Board as a whole as well as the qualifications and attributes of individual directors and director candidates in light of current and expected future needs of the Board and the Company and as described in our Corporate Governance Guidelines. As opportunities and challenges facing the Company continue to evolve and in consideration of potential retirements and departures, our Nominating/Governance Committee continues to proactively evaluate our Board’s size and composition and succession planning to facilitate a smooth transition and maintain continuity of experience, attributes, a balance of professional skills and a diversity of perspectives in the boardroom. The Nominating/Governance Committee also reviews each current director’s contributions, considering the results of the most recent Board, Committee and peer evaluations, as further described on page 48.
Non-Preferred Stock Director Nomination Process
The Nominating/Governance Committee also establishes and reviews, as necessary, criteria to be used by the Board for identifying and selecting new non-preferred stock directors and recommending current non-preferred stock directors for nomination and election during the annual stockholders meeting or for appointment to fill
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vacancies to the full Board. In identifying and selecting new non-preferred stock directors and recommending non-preferred stock directors for reelection, the Nominating/Governance Committee carefully considers a variety of characteristics, including the nominee’s experience (including in positions with a high degree of responsibility and in any emerging governance, industry or market trends impacting the Company (such as ESG issues)), attributes (including diversity attributes), skills (including financial literacy), integrity and ability to work well with others. The Committee also considers a wide range of additional factors, including other positions the director or candidate holds, including other boards of directors on which he or she serves; the results of the Board and Committee evaluations; each director’s and candidate’s projected retirement date; the independence of each director and candidate; and the Company’s current and future business needs.
The Nominating/Governance Committee uses a variety of sources to identify potential new non-preferred stock candidates, including Board members, members of management and stockholder recommendations. The Nominating/Governance Committee also retains independent third-party search firms, consultants and other advisors as appropriate to help identify, screen and evaluate potential non-preferred stock director candidates and to enhance our Board’s preparedness in the event of an unplanned non-preferred stock director departure. Potential non-preferred stock director candidates are identified based on a candidate profile that includes the relevant skills and experiences being sought at that time as well as the Board membership criteria described in the above paragraph and under the heading “Board Diversity” on page 30 and are interviewed by our Chairman, our Chief Executive Officer, our President, the Nominating/Governance Committee and other directors, as applicable. At the same time, the Nominating/Governance Committee will contact references for the candidate. A background check is completed before a final candidate recommendation is made to the Board. After completing the evaluation and interview process, the Nominating/Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by our Board and the full Board determines non-preferred stock director candidates best qualified to serve the interests of the Company and our stockholders after considering the recommendation and any additional information it may deem appropriate.
Stockholder Nominations for Directors
In addition, the Nominating/Governance Committee considers candidates for director suggested by stockholders. The Nominating/Governance Committee considers all potential candidates in the same manner and by the same standards regardless of the source of the recommendation and acts in its discretion in making recommendations to the full Board. Candidates for director recommended by stockholders must be able to fulfill the independence standards established by the Board as set forth in the applicable Nasdaq Listing Rules, any other applicable rules or regulations and the Company’s Corporate Governance Guidelines as outlined below under “Director Independence.”
Holders of Common Stock may submit director candidates for consideration (other than those elected by holders of preferred stock of the Company) by writing to the Chairman of the Nominating/Governance Committee, United Airlines Holdings, Inc., c/o the Corporate Secretary’s Office, 233 S. Wacker Drive, Chicago, Illinois 60606. Stockholders must provide the recommended candidate’s name, biographical data, qualifications and other information required by Section 2.10 of the Amended and Restated Bylaws with respect to director nominations by stockholders.
In addition to recommending director candidates to the Nominating/Governance Committee, stockholders may also, pursuant to procedures established in the Amended and Restated Bylaws, directly nominate one or more director candidates to stand for election at an annual or special meeting of stockholders. For a regularly scheduled annual meeting of stockholders, a stockholder wishing to make such a nomination must deliver written notice of the proposed nomination to the Secretary of the Company not later than the close of business on the 90th day or earlier than the 120th day prior to the anniversary date of the immediately preceding annual meeting of stockholders. For a special meeting of stockholders, a stockholder wishing to make such a nomination must deliver written notice of the nomination to the Secretary of the Company not earlier than 120 days prior to the date of such special meeting and not later than the close of business on the later of: (x) 90 days prior to the date of such special meeting; and (y) 10 days following the day on which public announcement is first made of the date of such special
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Board and Corporate Governance Matters
meeting. In either case, a notice of nomination submitted by a stockholder must include information concerning the nominating stockholder and the stockholder’s nominee(s) as required by the Amended and Restated Bylaws.
Proxy Access Stockholder Right
As part of our ongoing commitment to strong corporate governance practices, we adopted a “proxy access” bylaw for stockholders in 2016. In accordance with the Amended and Restated Bylaws, under specified circumstances, a stockholder or group of stockholders may submit director nominees to the Board to be included in the Company’s proxy materials for an annual meeting of stockholders, known as “proxy access.” Stockholders who intend to submit director nominees for inclusion in the Company’s proxy materials for the next year’s annual meeting of stockholders must comply with the requirements of proxy access as set forth in the Amended and Restated Bylaws. These proxy access provisions of our Amended and Restated Bylaws provide, among other things, that a stockholder or group of up to 20 stockholders seeking to include director nominees in the Company’s proxy materials for an annual meeting of stockholders must own 3% or more of the Company’s Common Stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any proxy statement cannot exceed the greater of 20% of the total number of directors who are subject to election at the next annual meeting by the holders of Common Stock, rounded down to the nearest whole number, or two directors. For a regularly scheduled annual meeting, the stockholder or group of stockholders who wish to submit director nominees pursuant to our proxy access bylaw provision must deliver the required materials to the Company not less than 120 days nor more than 150 days prior to the anniversary of the date that the Company first mailed its proxy materials for the annual meeting of the previous year.
Preferred Stock Director Nomination Process
Pursuant to Part II, Section 8.1 of the Amended and Restated Certificate of Incorporation, the ALPA, the sole holder of the Company’s Class Pilot MEC Junior Preferred Stock, has the right to elect one member to the Board at each annual meeting of stockholders, remove such director with or without cause and to fill any vacancies in such directorship. The ALPA became the sole holder of the Company’s Class Pilot MEC Junior Preferred Stock pursuant to an agreement with United Airlines, Inc.
Pursuant to Part III, Section 8.1 of the Amended and Restated Certificate of Incorporation, the IAM, the sole holder of the Company’s Class IAM Junior Preferred Stock, has the right to elect one member to the Board at each annual meeting of stockholders, remove such director with or without cause and fill any vacancies in such directorship. The IAM became the sole holder of the Company’s Class IAM Junior Preferred Stock pursuant to an agreement with United Airlines, Inc.
Director Retirement Policy and Term Limits
Under our Corporate Governance Guidelines, no candidate is eligible for election or reelection as a director to the Board if he or she would be 75 years of age or older at the time of election. From time to time there may be unusual circumstances where exceptions need to be made to this general rule to retain needed continuity and expertise, or for other business reasons, and the Board may approve exceptions to this policy.
None of our director nominees will be 75 or older this year.
Also as set forth in the Corporate Governance Guidelines, the Board does not believe it should establish director term limits, which have the disadvantage of limiting the contribution of directors who have been able to develop, over a period of time, increasing insight into and knowledge of the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. However, the Nominating/Governance Committee considers the tenure of directors as one of several factors in re-nomination decisions.
Director Outside Board Service
Our Corporate Governance Guidelines provide the following public company board service guidelines:
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Board and Corporate Governance Matters
•
None of our directors is permitted to serve on the board of directors of more than five public companies (including our Board).

•
The Chairman and directors who serve as chairman or lead independent director of another public company are not permitted to serve on the board of directors of more than four public companies (including our Board).

•
No director who is an active chief executive officer or the equivalent of another public company is permitted to serve on the boards of more than three public companies (including our Board).

•
No member of the Company’s management is permitted to serve on the board of directors of another company if an independent director of the Company serves as the chairman, chief executive officer or president of such other company.

All the director nominees are compliant with our public company board service guidelines.
In addition, our Corporate Governance Guidelines provide that directors are required to advise the Chairman and the chair of the Nominating/Governance Committee in advance of accepting an invitation to serve on another public company board or an appointment to serve on an audit committee or a compensation committee of another public company board. Furthermore, in assessing the director nominees’ qualifications to serve on the Board, the Nominating/Governance Committee reviews the number of other boards on which each director nominee serves and the other business and professional commitments of each director nominee in accordance with our Corporate Governance Guidelines.
Director Independence
Process for Determining Independence
Our Corporate Governance Guidelines require that at least a majority of the Board members be independent from management under the applicable Nasdaq Listing Rules, any other applicable laws and regulations and our Corporate Governance Guidelines. The Board has adopted categorical standards reflecting the bright-line independence standards under the applicable Nasdaq Listing Rules to assist in determining each director’s independence. These standards are set forth in Annex A to our Corporate Governance Guidelines, which is available on the Company’s investor relations website at ir.united.com.
Independence Determination
The Board, through the Nominating/Governance Committee, undertakes an annual review of director independence in accordance with our Corporate Governance Guidelines. The Nominating/Governance Committee relies on information derived from Company records, a detailed questionnaire that provides information about relationships that might affect the determination of independence completed annually by each director and other inquiries. A summary of the answers to annual questionnaires completed by each of the directors and a report of transactions with director affiliated entities are also made available to the Nominating/Governance Committee.
On the basis of this review of all of the directors serving in fiscal year 2022 or nominated for election at the Annual Meeting, the Nominating/Governance Committee delivered a report to the full Board and the Board affirmatively determined that all non-employee directors serving in fiscal year 2022 and nominees, other than as specified below, qualify as “independent” under the applicable independence tests and standards and that all members of each of our Audit Committee, Compensation Committee and Nominating/Governance Committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees. Mr. David Vitale, who left the Board effective as of the 2022 annual meeting, was independent under applicable SEC and Nasdaq requirements. The Board has also determined that Messrs. Kirby and Johnsen, Captain Hamilton
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Board and Corporate Governance Matters
and Captain Thompson do not qualify as “independent” under the applicable tests and standards. Mr. Kirby is not independent because he is an employee of the Company. Captain Hamilton and Captain Thompson are not independent because they are employees of United Airlines, Inc. Mr. Johnsen is not independent because he is affiliated with the IAM, a union that represents certain of the Company’s employees. Former Director Captain Todd Insler, who left the Board in March 2022, was not independent because he was an employee of United Airlines.
Board and Committee Evaluation Process
The Board conducts an annual self-evaluation to determine whether the Board and its Committees are functioning effectively and meeting their objectives and goals; to facilitate input on Board and Committee composition, recruiting and succession planning; to inform areas of review for the next year; and to identify ways to enhance the overall effectiveness of the Board and its Committees. The Nominating/Governance Committee develops and oversees the overall evaluation framework and the Board Chairman leads the evaluation interviews and feedback. Each Committee conducts its own annual self-evaluation and reports the results to the Board. The annual self-evaluation has periodically been conducted by a third-party consultant, as appropriate.
The formal 2022 Board and Committee evaluation processes, which were completed at the end of 2022 and reported to the Board in December 2022, were as follows:
•
Board:   Directors completed an electronic questionnaire, on an unattributable basis, responding to questions about the Board and Committee structure and responsibilities, Board culture and dynamics, adequacy of information to the Board, Board skills and effectiveness, Board size and composition and Committee effectiveness. In addition, the Chairman conducted one-on-one individual director assessments using a written list of questions. The feedback and comments from the directors were anonymously compiled and then were presented by the Chairman to the full Board for discussion and action.

•
Committees:   Committee members completed an electronic questionnaire, which included questions approved by each Committee chair with topics covering each Committee’s responsibilities and effectiveness. The results from the questionnaires were compiled on an anonymous basis and Committee chairs led discussions in executive sessions of their respective Committees. Committee chairs then reported to the full Board the results of their respective Committee’s evaluation and any follow-up actions.

In addition, the Nominating/Governance Committee periodically performs an evaluation of each director’s individual performance.
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Board Governance
Director Orientation and Continuing Education
Upon joining our Board, in accordance with our Corporate Governance Guidelines, all new directors participate in the Company’s orientation program with senior management from all areas of the Company who provide the new directors with a thorough understanding of their fiduciary duties as well as an overview of the Company’s business; strategy; significant financial, accounting and risk management matters; corporate governance; and key policies and practices. Directors typically attend site visits to one or more of our locations. The Nominating/Governance Committee develops and oversees this orientation program with the assistance of our management.
On an ongoing basis, senior management and experts outside of the Company are periodically invited to attend portions of Board and Committee meetings to provide presentations on a variety of topics related to the aviation industry and general industry trends, governance, regulatory, legal and financial matters.
Governance Framework
The Board has developed a corporate governance framework designed to ensure the Board has the authority and practices in place to review and evaluate the Company’s business operations and to make decisions independent of management. The Board’s goal is to align the interests of directors, management and stockholders and comply with or exceed the requirements of the applicable Nasdaq Listing Rules and any other applicable rules or regulations. This framework establishes the practices that the Board follows with respect to, among other things, Board composition and member selection, Board meetings and involvement of senior management, director compensation, the Chief Executive Officer performance evaluation, management succession planning and Board Committees. The Board is committed to seeking opportunities for improvements on an ongoing basis.
We are committed to high standards of corporate governance and to conducting our business ethically and with integrity and professionalism. The Board has responsibility for establishing broad corporate policies and for overseeing the Company’s business and strategy on behalf of the Company’s stockholders and other stakeholders pursuant to the Delaware General Corporation Law and our Amended and Restated Bylaws. To this end, the Board has adopted Corporate Governance Guidelines that, together with our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and Board Committee charters, form the governance framework for the Board and its Committees. The Nominating/Governance Committee regularly reviews the Corporate Governance Guidelines and other governing documents and policies each year in light of changing regulatory requirements, evolving best practices and feedback from our stockholders and other stakeholders and recommends appropriate changes to the Board for consideration and approval. The Corporate Governance Guidelines may be viewed on the Company’s investor relations website at ir.united.com by following the link “Corporate Governance” and selecting “Corporate Governance Guidelines” under the heading “Governance Documents.” Each Committee of the Board is governed by a charter adopted by the Board and any potential changes to the Committees’ charters are also considered at least once a year. In addition, the Compensation Committee regularly reviews compensation issues and recommends adoption of policies and procedures that strengthen our compensation practices. The “Compensation Discussion and Analysis” section beginning on page 83 discusses many of these policies and procedures.
Board Oversight of Business Strategy
Led by our Chief Executive Officer, senior management develops and executes our business strategy. Overseeing management’s formulation, implementation and ongoing execution of the Company’s strategy is one of our Board’s primary responsibilities. The Board believes that a fundamental understanding of the Company’s strategy assists it in fulfilling its oversight role on behalf of the Company’s stockholders and other stakeholders. As part of its oversight role, the Board regularly reviews the Company’s strategy as well as issues and opportunities facing the Company in light of trends and developments in the aviation industry and broader business environment. The Board’s Committees oversee elements of our strategy associated with their respective areas of responsibility.
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Board and Corporate Governance Matters
Throughout the year, the Board provided guidance to management on strategy and helps to refine operating plans to implement the strategy. While elements of strategy are embedded in every regularly-scheduled meeting of the Board, the Board holds an annual multi-day strategy session with the Company’s senior leadership team and other members of management who present our Board with important information about the Company’s short-term and long-term strategic plans, including their development, execution, ongoing implementation, performance relative to goals under the strategic plans and the principal issues that the Company will face in the future. As stated previously, engagement of the Board on matters of strategic importance continues in between meetings, including through updates to the Board.
Oversight of United Next Plan
The Board has been actively involved in the development of the Company’s United Next plan since early on. The Board has centered its focus on drawing on its collective leadership experiences and areas of expertise to provide guidance on the Company’s execution of its United Next plan—specifically the introduction of hundreds of new, and newly upgraded, aircraft to the United fleet. All of the management is focused on the components of the United Next strategy, utilizing the resources of all operational groups to ensure the successful execution of our United Next strategy. The Board receives updates and engages in dialogue with the members of our executive management team on the United Next plan at each Board meeting.
Oversight of ESG Approach
Our governance framework includes direct oversight by our Board of our ESG goals, targets, commitments, strategies, initiatives, risks, assessments, disclosures and external engagement. The Public Responsibility Committee, the Audit Committee, the Nominating/Governance Committee, the Executive Committee and the Compensation Committee each have key responsibilities relating to ESG topics. The Public Responsibility Committee has primary oversight responsibility for our ESG initiatives and risks, which includes reviewing and monitoring the development and implementation of the Company’s safety and public health, DEI and climate-related strategic goals and objectives as well as periodically assessing our performance against these goals and objectives and other relevant and appropriate ESG, sustainability and corporate responsibility frameworks, metrics, scorecards and rankings. The Public Responsibility Committee also oversees the Company’s policies and practices regarding political expenditures, including an annual review of the Company’s political contributions policy and corporate political contributions and trade association dues and payments, and receives an annual report on political contributions of the Company and the UAPAC for the prior year. As part of our enhanced focus on transparency through reporting, the Audit Committee added in its charter in 2021 the responsibility of overseeing our controls and procedures relating to our material ESG, disclosures and reporting, including assurance processes where applicable, and in 2022 clarified in the charter that this includes the review of our external ESG reports as well as our reporting of ESG matters in our SEC filings. The Audit Committee also monitors the Company’s compliance with legal and regulatory requirements and ethical standards. In 2021 the Nominating/Governance Committee amended the Company’s Corporate Governance Guidelines and the charter of the Nominating/Governance Committee to reflect the governance practices followed by the Nominating/Governance Committee in support of the Board’s commitment to board diversity. The Executive Committee also updated its charter in 2022 to reflect its review of our significant human resources and labor relations strategies, including, but not limited to, culture, talent management and DEI matters, and the Compensation Committee updated its charter in 2022 to reflect its consideration of ESG matters in our executive compensation programs. Management is responsible for reviewing, refining and implementing long-term ESG strategy and periodically updates the full Board and its Committees, as applicable, on issues related to the implementation of our ESG strategy.
Financial and Competitive Performance
Throughout the year, the Board reviews the Company’s financial and competitive performance and financial condition, including overseeing management’s execution against the Company’s capital, liquidity, strategic and financial operating plans. The Board, through the Finance Committee, dedicates significant focus to reviewing our capital allocation strategy.
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Board Oversight of Key Risks
The Board considers effective risk oversight an important priority. The Board has two primary methods of overseeing risk. The first method is through its Enterprise Risk Management (“ERM”) process, which allows for full Board oversight of the most significant risks facing the Company. The second is through the functioning of the full Board and its Committees. As we consider risks in connection with virtually every business decision, the Board discusses risk throughout the year generally and also in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board and its Committees and fostering an appropriate culture of integrity and compliance with legal and ethical responsibilities.
Some of the key risks, among others, the Board is focused on relate to: (i) execution risks associated with our United Next plan; (ii) key ESG risks, including climate change, safety, human capital management and DEI; and (iii) cybersecurity.
The Board exercises its oversight of our risk management policies and practices primarily through its Committees, as described below, which regularly report back to the Board regarding their risk oversight activities.
•
The Audit Committee oversees the Company’s risk assessment and risk management policies and strategies with respect to major business risk exposures (taking into account the risk assessment and risk management policies and strategies managed through the respective Committees of the Board), including risks related to the Company’s financial statements, the financial reporting process, accounting and certain legal and compliance matters and data privacy, network security and other cyber risks. The Audit Committee also oversees the internal audit function and the Company’s ethics and compliance program. The Company’s Ethics and Compliance Office, led by our Chief Compliance Officer (who reports to the Company’s Chief Legal Officer), sets the development, review, and execution of our ethics and compliance program, helps to reinforce a culture of integrity through a layered strategy of policies, procedures, education and communication and regularly reports to the Audit Committee.

•
The Finance Committee oversees the Company’s management of certain financial, operating and economic risks, including the Company’s hedging strategies related to fuel, foreign currency and interest rates, various insurance programs, including coverage for property, casualty, fiduciary and political risk and directors and officers liability, and certain legal and regulatory matters that may have a material impact on the Company’s financing or risk management activities (taking into account the review of the Company’s risk assessment and risk management policies and strategies managed through the Company’s Audit Committee).

•
The Compensation Committee annually reviews the potential risks arising from our compensation policies, practices and programs in light of the Company’s risk profile and risk management process, as well as risk-mitigating features and controls, to determine whether any such risks are material to the Company. In reviewing our compensation program design, the Compensation Committee engages in discussions with its independent compensation consultant and management regarding potential risks arising from our compensation policies, practices and programs. Compensation risk is assessed in the context of compensation program design, setting of performance targets and certifying performance against targets. Based on those discussions and a September 2022 compensation risk assessment, the Compensation Committee determined that the Company’s compensation policies, practices and programs in place at that time did not create any risks that were reasonably likely to have a material adverse effect on the Company.

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Board and Corporate Governance Matters
•
The Nominating/Governance Committee periodically reviews the risks arising from our corporate governance policies and practices, including the structure and performance of the Board, its Committees and our individual directors. The Nominating/Governance Committee also reviews and oversees the Company’s succession planning process for executive officers.

•
The Public Responsibility Committee oversees social, political, safety and environmental issues that could pose significant risk to the Company’s reputation, business or performance. As part of its oversight, the Public Responsibility Committee also monitors sustainability issues that pose a significant risk to the Company and strategies to mitigate these risks.

While the Board oversees risk management, the Company’s management is charged with identifying and managing the risks. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board about these risks. These include an ERM program, an ERM committee, an ethics and compliance program, and comprehensive internal and external audit processes. The Board receives periodic reports on each of these aspects of the Company’s risk management process. In addition, the Board, through the Audit and Finance Committees, participates in the ERM process by providing feedback on management’s identification and assessment of the key risks facing the Company.
Oversight of Cybersecurity Risks
The Company has long considered effective cybersecurity important for achieving its business objectives and United continues to invest in maturing its capabilities to address evolving cyber risks. United takes a risk-based approach to cybersecurity, using baseline controls for systems and additional controls for more critical systems and processes.
The Company’s Cybersecurity and Digital Risk organization established its risk-based approach using guiding principles from well-regarded cybersecurity and risk management frameworks published by the National Institute of Standards and Technology. United’s approach is centered on five pillars of focus: 1) Protecting and Defending United’s Critical Assets, Data and Operations; 2) Reducing and Mitigating United’s Cybersecurity, Digital and Technology Risks; 3) Evolving Best in Class Cybersecurity and Digital Risk Capabilities; 4) Ensuring Cyber-Resilient Business Operations; and 5) Enabling Business Outcomes and Growth Through Secure Digital Solutions. To operationalize these pillars and maintain the confidentiality, integrity and availability of its data and systems, United uses various technologies, processes and teams of skilled individuals. The Company incorporates regular information security training as part of its employee education and development program. The Company also participates with industry organizations to exchange timely threat information and improve the collective defense of the aviation sector. United consistently seeks opportunities to improve its capabilities to protect the Company and its customers, including through innovative initiatives to reduce cyber fraud.
United’s Chief Information Security Officer oversees the Company’s approach to managing cybersecurity and digital risk. United’s Chief Information Security Officer is supported by the Company at the highest levels and regularly engages with cross-functional teams at the Company, including Digital Technology, Legal, Audit, Human Resources, Facilities and Corporate Risk.
The Board and the Audit Committee also regularly review the Company’s management of cybersecurity and digital risk. The Board and Audit Committee receive reports from United’s Chief Information Security Officer at least twice annually regarding matters such as United’s adherence to leading industry standards, progression of its cybersecurity maturity and compliance efforts related to emerging cybersecurity regulations.
Political Contributions and Lobbying Expenditure Oversight and Disclosure
We believe that participating in the political process and policy advocacy in a transparent manner is key to good governance and an important way to promote healthy corporate citizenship. We participate in the political process and policy advocacy through regular engagement with government officials and policymakers, by making
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contributions to candidates and organizations and by encouraging political engagement by our employees in order to advocate for the long-term interests of the Company because of the potential impact public policy can have on our businesses, employees, communities and customers. We advocate for policies that modernize infrastructure, advance industry sustainability goals, rationalize our tax burden, reduce unnecessary regulation, mitigate fuel cost and enhance global competitiveness in the airline industry, among other items. More information and additional disclosures referenced below can be found in our Lobbying and Political Activity Policy, available at https://crreport.united.com/.
Corporate Political Contributions
The Company may make contributions to state or local candidate campaigns, parties, political committees, and ballot measures to the extent permitted by applicable law, with the approval of the Board of Directors of the UAPAC. We file publicly available reports that disclose our political contributions with state and local agencies as required by state and local law. We provide information regarding our corporate political contributions on our website that is updated semi-annually.
Lobbying Expenditures
The Company fully supports appropriate disclosure of its lobbying criteria, activities and expenditures. Our lobbying disclosures are made on a regular basis as required by federal, state, or local jurisdictions. We also provide annual disclosure of the member organizations where our dues and other contributions used for lobbying activities exceed $25,000, which is available at https://crreport.united.com/. For disclosures in 2023 and beyond, we will also include the amounts of such dues attributable to lobbying, any 501(c)(4) organization to which we paid more than $25,000 and the amount of such payments, and the Company’s total spending on lobbying as defined in the Internal Revenue Code. In addition, we published our “Climate Lobbying Report: Aligning Climate Leadership with Advocacy” in 2021, which is available at https://ir.united.com/corporate-governance/governance-documents. This report describes how our lobbying practices are aligned with our corporate climate strategy.
Oversight
The Board has delegated oversight responsibility of our political contributions to its Public Responsibility Committee. Our Government Affairs and Global Public Policy organization makes recommendations on political contributions to the UAPAC Board of Directors, who in turn reviews and approves all UAPAC and corporate political contributions. Our Senior Vice President, Government Affairs and Global Public Policy provides the Public Responsibility Committee an annual report on political contributions of the Company and the UAPAC for the prior year.
Our policy advocacy and lobbying activities are determined by senior management with oversight by the Board, which has delegated this oversight responsibility to its Public Responsibility Committee. Our Government Affairs and Global Public Policy organization oversees and executes our policy advocacy, lobbying expenditures and related activities. Our Senior Vice President, Government Affairs and Global Public Policy, also reports regularly to the Board on our policy advocacy, lobbying expenditures and related activities, periodically reviewing with the Public Responsibility Committee the strategic priorities for the Company’s lobbying activity.
Board Meetings and Director Attendance
Each quarter, our Board holds a series of two-day meetings of the Board and its Committees to review significant developments affecting the Company and to act on matters requiring Board approval. Committee meetings occur the first and second day before the full Board meeting. In addition to the quarterly meetings, typically there are other regularly scheduled Board and Committee meetings and several special meetings each year. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. Directors are expected to attend all Board meetings and meetings of the Committees on which they serve. Our Board met six times in 2022 and our Committees met the number of times shown beginning on page 20.
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Each incumbent director nominee attended at least 75% of the aggregate of (i) the Board meetings held during their tenure as directors during 2022 and (ii) the meetings of any Committees held during their tenure as members of such Committees during 2022.
In addition, absent extenuating circumstances, directors are required to attend our annual meetings of stockholders and all of the directors who stood for election in 2022 attended our 2022 Annual Meeting.
Executive Sessions of Non-Management Directors
Our independent directors meet separately in executive session outside the presence of any management director at each quarterly Board meeting. Our Corporate Governance Guidelines provide that the Chairman preside over independent director executive sessions. When deemed appropriate, the Chairman invites the Chief Executive Officer and the President to join a portion of the executive session to receive feedback from the Board and to provide direct insight on relevant topics. Executive sessions are also scheduled for each regular quarterly meeting of each Committee, other than the Executive Committee.
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Governance Policies and Principles
Certain Relationships and Related Transactions
Policy Statement Regarding Related Party Transactions
The Board recognizes that transactions involving the Company and related parties present a heightened risk of conflicts of interest. In order to ensure that the Company acts in the best interests of its stockholders, the Board has adopted a written Policy Statement Regarding Related Party Transactions (the “Policy”) for the review and approval of any Related Party Transaction (as defined below). It is the Policy of the Company that any Related Party Transaction must be approved or ratified by the Audit Committee or, if the Board determines that a transaction should instead be reviewed by all of the disinterested directors on the Board, by a majority of the disinterested directors on the Board. No director is permitted to participate in the review or approval of a Related Party Transaction if such director or his or her immediate family member is a Related Party (as defined below). In reviewing a proposed transaction, the Audit Committee or the disinterested directors, as applicable, must (i) satisfy themselves that they have been fully informed as to the Related Party’s relationship and interest and as to the material facts of the proposed transaction; (ii) consider all of the relevant facts and circumstances available to them, including but not limited to: the benefits to the Company, the impact on a director’s independence, the availability of other sources for comparable products or services, the terms of the transaction, and the terms available to unrelated third parties or to employees generally and (iii) determine whether or not the proposed transaction is fair to the Company and is not inconsistent with the best interests of the Company and its stockholders.
If the Company enters into a transaction that (i) the Company was not aware constituted a Related Party Transaction at the time it was entered into but which it subsequently determines is a Related Party Transaction or (ii) did not constitute a Related Party Transaction at the time such transaction was entered into but thereafter becomes a Related Party Transaction, then in either such case the Related Party Transaction shall be presented for ratification by the Audit Committee or a majority of the disinterested directors on the Board. If such Related Party Transaction is not ratified by the Audit Committee or a majority of the disinterested directors, then the Company shall take all reasonable actions to attempt to terminate the Company’s participation in the transaction.
As set forth in the policy, a “Related Party Transaction” is a transaction (including any financial transaction, arrangement or relationship (including an indebtedness or guarantee of indebtedness)), or series of similar transactions, or any material amendment to any such transaction, in which:
(a)
the aggregate amount involved exceeds or is expected to exceed $120,000;

(b)
a Related Party had, has or will have a direct or indirect material interest (other than solely as a result of being a director, limited partner or less than 10% beneficial owner (together with all other Related Parties) of another entity that is party to the transaction); and

(c)
the Company is a participant.

For purposes of this definition, a “Related Party” means (i) an executive officer of the Company, (ii) a director of the Company or nominee for director of the Company, (iii) a person (including an entity or group) known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities or (iv) an individual who is an immediate family member (as defined below) of an executive officer, director, nominee for director or 5% stockholder of the Company.
An “immediate family member” includes any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, and any person (other than a tenant or employee) sharing such person’s home.
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Related Party Transactions Since January 1, 2022
John Gebo, Senior Vice President and Chief Transformation Officer of United Airlines, Inc., is the spouse of Kate Gebo, Executive Vice President, Human Resources and Labor Relations, of the Company. For 2022, Mr. Gebo received compensation, including base salary, incentive compensation awards and other customary officer and employee benefits that were determined in the ordinary course consistent with the process used for determining compensation levels for other officers and employees of United. The 2022 cash compensation and equity award values for Mr. Gebo were approximately $875,000. Mr. Gebo and Ms. Gebo do not report to, or determine the compensation of, each other.
Conflict and Code of Ethics and Business Conduct
The Policy operates in conjunction with other aspects of the Company’s compliance program, including the requirement in the Corporate Governance Guidelines that directors disclose any potential conflict of interest to the Chairman before any decision is made related to the matter. If the Chairman, in consultation with legal counsel, determines that a conflict exists, or that the perception of a conflict is likely to be significant, then the director is obligated to recuse himself or herself from any discussion or vote related to the matter.
The Company has a code of ethics, the “Code of Ethics and Business Conduct,” for its directors, officers and employees. The Code serves as a “Code of Ethics” as defined by SEC regulations and as a “Code of Conduct” under Nasdaq Listing Rule 5610. The Code of Conduct addresses conflicts of interest, including disclosure of any situations or activities that might be perceived as a conflict of interest. The Code is available on the Company’s investor relations website at ir.united.com. Waivers granted to certain officers from compliance with or future amendments to the code will be disclosed on the Company’s investor relations website in accordance with Item 5.05 of Form 8-K.
Prohibition on Hedging and Pledging
Under our securities trading policy, our officers, directors and certain other management employees are prohibited from engaging in speculative and derivative trading, short-selling or otherwise hedging our securities. This restriction includes the purchase and sale of puts, calls, warrants, options, forward-sale contracts, prepaid collars and similar derivative instruments.
Our officers, directors and certain other management employees are also prohibited from pledging our securities.
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How the Board Is Organized
Board Leadership Structure
The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to ensure both independent oversight of management and a highly engaged and high-functioning Board. Our Corporate Governance Guidelines state that the offices of the Chairman of the Board and Chief Executive Officer may be either combined or separated, in the Board’s discretion, and establish well-defined responsibilities with respect to the Board Chairman and Lead Independent Director roles, including the requirement that the Board have a Lead Director if the Board Chair is not an independent director. The Board regularly reevaluates its Board leadership structure as part of the Board evaluation process described and also considers stockholder feedback on the topic.
Our Company has separate Chairman and Chief Executive Officer roles, which the Board believes currently best serves its ability to carry out its roles and responsibilities on behalf of the Company and its stockholders. Our independent Chairman oversees corporate governance matters, ensuring that the Board provides strong oversight of management and the Company’s strategy and business and that all directors have access to the resources required to discharge their duties appropriately. Our Chief Executive Officer is in charge of the business and strategic direction of the Company, subject to the overall direction and supervision of the Board and its Committees. The Board does not have a Lead Director given that the Chairman is currently an independent director. The duties of the Chairman are substantially similar to those of the independent Lead Director. In addition, independent directors chair our Board Committees. Our overall structure promotes effective oversight, strengthens our Board’s independent leadership and supports our commitment to enhancing stockholder value and strong governance.
Effective May 2021, Edward “Ted” Philip was appointed Board Chairman. Ted is an independent director and has a wealth of leadership experience and deep understanding of the Board from his experience as independent Lead Director of the Board from 2020 to 2021 and serving as a director of the Board since 2016. Ted seeks to ensure that Board meetings are productive and interactions with the directors facilitate a useful exchange of viewpoints. Mr. Kirby is available to all directors between meetings and meets regularly with the Chairman and with the directors as a group to advise on the Company’s business and affairs and to receive feedback from the Board. Ted’s collaboration with Mr. Kirby allows the Board to focus attention on the issues of greatest importance to the Company and its stockholders and Mr. Kirby to focus primarily on executing the Company’s business and strategic goals in his role as Chief Executive Officer while leveraging Ted to drive accountability at the Board level and effectively manage the relationship between the Board and the Chief Executive Officer.
Edward M. Philip Chairman of the Board (Since 2021)
Robust responsibilities:
•
•
Convene meetings. Has the authority to convene meetings of the Board and executive sessions consisting solely of independent directors at every meeting.

•
Preside at certain meetings. Presides at all meetings of the Board at which he is present, including executive sessions of independent directors and stockholder meetings.

•
CEO performance review. Consults with the Compensation Committee as it conducts the annual performance review of the CEO.

•
Director liaison. Serves as liaison between the CEO and the non-employee directors by facilitating open, transparent and candid dialogue, it being understood that all Board members have complete and open access to any member of management.

•
Meeting schedules, agendas, and information. Approves meeting schedules, agendas, and the information furnished to the Board in connection with Board meetings or other Board action to ensure that the Board has sufficient time and information for discussion.

•
Shareholder engagement.Engages in consultation and direct communication with major shareholders, as appropriate.

•
Composition and director succession planning. Consults with the Nominating/Governance Committee regarding Board and Committee composition, Committee Chair selection, the annual performance review of the Board and its Committees and director succession planning.

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Committees of the Board
The Board has six standing Committees: Audit, Compensation, Executive, Finance, Nominating/Governance and Public Responsibility. The Audit Committee, Compensation Committee and Nominating/Governance Committee are composed solely of independent directors. The current membership and function of each standing Committee is described on the following pages. Each Committee operates under a written charter adopted by the Board, which is available at https://ir.united.com/corporate-governance/governance-documents. Each Committee reviews and assesses its charter annually.
New for 2023
Oversight of Environmental and Social Matters	The Board formalized the Public Responsibility Committee’s oversight of the Company’s policies and positioning with respect to safety, corporate social responsibility, governmental affairs and the Company’s ESG initiatives and risks, including DEI and climate-related strategic goals and objectives.
Oversight of Human Capital Management and Resources	The Board formalized the Executive Committee’s oversight of the Company’s significant human resources and labor relations strategies, including, but not limited to, culture, talent management and DEI matters.
Service on Multiple Audit Committees	The Board, based on the Audit Committee’s recommendation, amended the Audit Committee’s charter in 2022 to require that no member of the Audit Committee may serve on the audit committee of more than two other public companies.
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Chair: Michele J. Hooper Additional Committee Members: Matthew Friend Barney Harford Edward M. Philip FY22 Meetings Held: 8 Committee Report: Page 77	AUDIT COMMITTEE1
PRIMARY RESPONSIBILITIES

•
Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

•
Assist the Board in fulfilling its responsibility to oversee (a) the quality and integrity of the Company’s financial statements and related disclosures and adequacy of the Company’s system of disclosure controls and internal control over financial reporting and risk management, (b) the Company’s compliance with legal and regulatory requirements and ethical standards, (c) the independent auditors’ qualifications, performance and independence, and (d) the performance of the Company’s internal audit function and independent auditors;

•
Oversee and periodically review the security of the Company’s information technology systems and controls, including programs and defenses against cybersecurity threats;

•
Oversee the Company’s controls and procedures relating to its ESG material disclosures and reporting, including assurance processes where applicable;

•
Prepare an audit committee report as required by the rules and regulations of the SEC to be included in the Company’s annual proxy materials; and

•
Provide an open avenue of communication between the independent auditors, the internal auditors, management and the Board.

The Audit Committee also appoints the Company’s independent registered public accounting firm and pre-approves the services performed by them. Further details of the role of the Audit Committee, as well as the Audit Committee Report, may be found in the section entitled ‘‘Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm” beginning on page 76.
As provided in the Audit Committee’s charter, no member of the Audit Committee may serve on the audit committee of more than two other public companies.

1
The Board has determined that all members of the Audit Committee are independent as defined by the applicable Nasdaq Listing Rules and SEC standards. The Board has determined that each of the Audit Committee members satisfies the financial literacy requirements under the Nasdaq Listing Rules and that each of Ms. Hooper and Messrs. Philip and Friend qualifies as an “audit committee financial expert” as defined by SEC regulations.

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Chair: James M. Whitehurst Additional Committee Members: Carolyn Corvi Matthew Friend James A. C. Kennedy FY22 Meetings Held: 7 Committee Report: Page 109	COMPENSATION COMMITTEE
PRIMARY RESPONSIBILITIES

•
Oversee the administration of the Company’s compensation plans, including the equity-based plans and executive compensation programs of the Company;

•
Discharge the Board’s responsibilities relating to the performance evaluation and compensation of the Company’s executive officers, including the Chief Executive Officer; and

•
Prepare the compensation committee report required by the SEC to be included in the Company’s annual proxy statement or Form 10-K, which is set forth in this Proxy Statement under “Executive Compensation—Compensation Committee Report.”

The Compensation Committee also is responsible for reviewing and discussing with management the Compensation Discussion and Analysis (the “CD&A”) and, based on such discussions, determining whether to recommend to the Board that the CD&A be included in the Company’s annual proxy statement or Form 10-K, as applicable.
The Compensation Committee has the authority, in its sole discretion, to retain or obtain, at the expense of the Company, the advice of a compensation consultant, independent legal counsel or other adviser (each, a “compensation adviser”). The Compensation Committee may select a compensation adviser only after taking into consideration all factors relevant to the compensation adviser’s independence from management, including the factors specified under applicable SEC rules and Nasdaq Listing Rules. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation adviser retained by the Compensation Committee. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisers as it deems advisable. The Compensation Committee can also form and delegate authority to subcommittees.
The Compensation Committee has delegated to the Chief Executive Officer the authority to grant, modify and interpret the terms of stock awards to eligible participants (other than executive officers of the Company). Additionally, the Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of the senior management team. His recommendations are based on input from the Executive Vice President of Human Resources and Labor Relations, her staff and the Compensation Committee’s independent compensation consultant. The Compensation Committee has the authority to review, approve and revise these recommendations as it deems appropriate.
Compensation Committee Interlocks and Insider Participation
During 2022 and as of the date of the Proxy Statement, none of the members of the Compensation Committee was or is an officer or employee the Company or its subsidiaries and no executive officer of the Company served
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or serves on the compensation committee (or its equivalent) or board of any company that employed or employs any member of the Company’s Compensation Committee or the Board. In addition, no member of the Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC.
Role of Compensation Consultant in Determining Executive Compensation
The Compensation Committee has retained Exequity LLP (“Exequity”) as its independent compensation consultant. A representative of Exequity regularly attends Compensation Committee meetings, participates in discussions regarding executive compensation issues, and, from time to time and in connection with the setting of incentive compensation targets, makes executive compensation recommendations to the Compensation Committee based on available marketplace compensation data for U.S. peer airlines and certain non-airline companies with comparable revenue and other characteristics. Exequity reports exclusively to the Compensation Committee and does not provide any additional services to the Company other than advising the Nominating/Governance Committee with respect to director compensation.
The Compensation Committee maintains a conflict of interest policy governing the relationship with its compensation consultant in order to ensure objectivity and minimize the potential for conflicts of interest in the delivery of executive compensation advice. The policy establishes management’s obligation to report periodically to the Compensation Committee the scope and amount of work being performed by the consultant or its affiliates for the Company. The policy also specifies that the consultant reports directly to the Compensation Committee and has direct access to the Compensation Committee through its Chair (or in the case of services being provided to the Board, through the Chairman of the Board or, as applicable, the Lead Director). The policy prohibits the consultant from soliciting business from the Company other than work on behalf of the Compensation Committee or the Board and requires the consultant to develop policies and procedures to prevent any employee of the consultant who advises the Compensation Committee or the Board from discussing such services with other employees of the consultant who currently provide other services to the Company or who were providing other services during the prior year. The Compensation Committee has assessed the independence of Exequity pursuant to applicable SEC rules and Nasdaq Listing Rules and concluded that Exequity’s work for the Compensation Committee does not raise any conflict of interest.
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Chair: Edward M. Philip Additional Committee Members: Carolyn Corvi Michele J. Hooper Walter Isaacson Scott Kirby James M. Whitehurst FY22 Meetings Held: 4	EXECUTIVE COMMITTEE1
PRIMARY RESPONSIBILITIES

•
Act on such matters as are specifically assigned to it from time to time by the Board and exercise all of the powers that are held by the Board to the extent permitted by law with certain exceptions enumerated its charter;

•
Monitor trends, strategic, operational and financial matters and other items that materially affect, or could materially affect, the Company’s business; and

•
Oversee the Company’s significant human resources and labor relations strategies, including, but not limited to, culture, talent management and DEI matters.

1
Consists of the Chairman of the Board, the Chairpersons of our five other standing Committees, each of whom is an independent director, and our Chief Executive Officer.

Chair: Carolyn Corvi Additional Committee Members: Barney Harford James A. C. Kennedy Scott Kirby Edward L. Shapiro FY22 Meetings Held: 4	FINANCE COMMITTEE
PRIMARY RESPONSIBILITIES

•
Review financial plans and budgets and cash management policies and activities;

•
Evaluate and advise the Board on any proposed merger or consolidation, or any significant acquisition or disposition of assets;

•
Evaluate and advise the Board on business opportunities and financing transactions;

•
Evaluate the Company’s capital structure and recommend certain proposed issuances of securities; and

•
Review strategies relating to financial, operating, or economic risk.

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Chair: Edward M. Philip Additional Committee Members: Michele J. Hooper Edward L. Shapiro Laysha Ward James M. Whitehurst FY22 Meetings Held: 5	NOMINATING/GOVERNANCE COMMITTEE
PRIMARY RESPONSIBILITIES

•
Identify, evaluate and recommend for nomination individuals qualified to be Board members, other than directors appointed by holders of preferred stock of the Company;

•
Develop, recommend to the Board and periodically review the Corporate Governance Guidelines and oversee corporate governance matters;

•
Review and oversee the Company’s succession planning process for executive officers, including the Chief Executive Officer;

•
Oversee an annual evaluation of the Board, its Committees and individual directors, as applicable; and

•
Review and make recommendations to the Board with respect to director compensation.

Chair: Walter Isaacson Additional Committee Members: Barney Harford Richard Johnsen Edward L. Shapiro Laysha Ward FY22 Meetings Held: 4	PUBLIC RESPONSIBILITY COMMITTEE
PRIMARY RESPONSIBILITIES

•
Review and make recommendations to the Board regarding the Company’s policies and positioning with respect to safety, corporate social responsibility, governmental affairs and the Company’s ESG initiatives and risks, including DEI and climate-related strategic goals and objectives; and

•
Oversee the Company’s policies and practices regarding political expenditures, including an annual review of the Company’s political contributions policy and corporate political contributions and trade association dues and payments, and receives an annual report on political contributions of the Company and the UAPAC for the prior year.

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Communications with Directors and Stockholder Engagement
Written Communications with the Board
The Board welcomes input from stockholders and other interested parties and has established a process for stockholders and other interested parties to communicate directly with the Board as a whole, or any individual member, including the Chairman or the non-management or independent directors as a group, by one of the following means: (i) writing to the Board of Directors, United Airlines Holdings, Inc., c/o the Corporate Secretary’s Office, 233 S. Wacker Drive, Chicago, Illinois 60606; or (ii) emailing the Board at UALBoard@united.com. Any matter relating to our financial statements, internal accounting practices, internal controls or auditing matters should be addressed to the chair of the Audit Committee.
Stockholders may communicate with the Board on an anonymous or confidential basis. The Board has designated the Corporate Secretary’s Office as its agent for receipt of communications. All communications will be received, processed and initially reviewed by the Corporate Secretary’s Office. The Corporate Secretary’s Office generally does not forward communications that are not related to the duties and responsibilities of the Board, including junk mail, service complaints, employment issues, business suggestions, job inquiries, opinion surveys and business solicitations. The Corporate Secretary’s Office maintains communications and they are available for review by any member of the Board at his or her request.
Stockholder Engagement and Responsiveness
To inform our corporate governance practices, understand and consider the issues that matter most to our stockholders and keep our stockholders informed about our business, we engage with our stockholders and the broader corporate governance community year-round to seek their feedback on areas where we are performing well and areas for potential improvement. We held discussions with a number of our stockholders in the spring before the 2022 Annual Meeting. However, we believe it is most productive to discuss these matters well in advance of the annual meeting of stockholders to enable management and the Board to gather information about investor perspectives and make educated and deliberate decisions that are balanced and appropriate for the Company’s diverse stockholder base and in the Company’s best interests. Since our 2022 Annual Meeting, we contacted more than 50 of our top stockholders representing approximately 43% of our outstanding shares to offer engagement meetings. Members of our Investor Relations department and Corporate Secretary’s Office, as well as other subject-matter experts within the Company, spoke with a substantial number of stockholders representing holdings both large and small on strategy, financial and operating performance, executive compensation and ESG matters, among others. We shared these discussions with our Board as appropriate and directors, including our Chairman, participated in engagements with several large stockholders. We took feedback and insights from our engagement with stockholders and other stakeholders into consideration as we reviewed and evolved our corporate practices and policies. As noted above, the Board updates our corporate governance framework each year based on a number of inputs, including stockholder feedback.
We encourage our registered stockholders to use the space provided on the proxy card to let us know your thoughts about the Company or to bring a particular matter to our attention. If you hold your shares through an intermediary or received the proxy materials electronically, please feel free to write directly to us.
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Some key themes in 2022 and early 2023 emerged as part of our various engagements as set forth below.
Topic	Stockholder Feedback	Company Response
Executive Compensation
We received requests from stockholders to link our executive compensation rewards to ESG performance metrics, such as climate change progress. Stockholders also expressed concerns related to changes made to our 2021 compensation program, which were made to comply with the limits under the CARES Act, as previewed in our 2021 proxy statement.

•
In 2022, the Compensation Committee included sustainability and DEI goals under our 2022 long-term performance awards that are designed to reward progress against our ESG goals.

•
In 2022, our executive compensation program design returned to our more typical structure, including long-term performance awards and a three-year vesting schedule for our time-vested equity.

Disclosure of Political and Lobbying Activity
We received valuable feedback from our stockholders regarding the stockholder proposal presented at the 2022 Annual Meeting, requesting that we issue an annual report disclosing certain information regarding our lobbying policies and activities, both before and after the 2022 Annual Meeting.

Based on robust engagement with the proponent of the stockholder proposal presented at the 2022 Annual Meeting and other stakeholders on these topics, we have expanded the United Airlines, Inc. Lobbying and Political Activity Policy statement regarding our participation in the political process and policy advocacy. This statement can be found at https://crreport.united.com/. Our Lobbying and Political Activity Policy is reviewed annually and updated as deemed necessary or appropriate.
•
The statement includes a list of corporate political contributions. We update this information semi-annually and include links to previous years’ reports.

•
The statement includes a list of member organizations to which we pay more than $25,000 in annual dues that are used for non-deductible activities, such as lobbying, and will now also include the amount of such dues used for non-deductible activities.

•
The statement includes any 501(c)(4) organization to which we paid more than $25,000 and the amount of such payments.

•
The statement includes a summary of annual federal lobbying expenditures.

Disclosure of Consolidated EEO-1 Report	A number of our stakeholders have requested we adopt a policy to publicly disclose our Consolidated EEO-1 Report yearly.	We shared our plans with stakeholders to publicly disclose our Consolidated EEO-1 Report annually following filing of the Company’s corresponding report with the EEOC, starting with our 2022 Consolidated EEO-1 Report to be filed with the EEOC later this year.
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Availability of Governance Materials
You may access financial and other information on the investor section of our investor relations website, ir.united.com. Copies of these documents and other information are also available free of charge by sending a request to the Corporate Secretary—United Airlines Holdings, Inc., 233 S. Wacker Drive, Chicago, Illinois 60606. Also available on our website or upon request, free of charge, are copies of the following documents:
•
Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act;

•
Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws;

•
Committee Charters;

•
Corporate Governance Guidelines;

•
Climate Lobbying Report; and

•
Code of Ethics and Business Conduct, which apply to all directors, officers and employees.

To view the United Airlines, Inc. Lobbying and Political Activity Policy and our comprehensive index that maps our ESG disclosures across metrics outlined in the TCFD framework, please view our Corporate Responsibility Report at https://crreport.united.com/.
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Director Compensation
2022 Director Compensation
The following table represents the amount of director compensation in 2022 for each director who served during that year other than Mr. Kirby. The 2022 compensation for Mr. Kirby is shown in the 2022 Summary Compensation Table. Captain Thompson joined the Board in 2023 and therefore is not included in the following table. For purposes of the disclosure in this section, we refer to the non-employee directors elected by the holders of our Common Stock as “non-employee directors.”
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)
Carolyn Corvi	145,000	171,794	25,628	342,422
Matthew Friend	127,500	173,546	17,000	318,046
Barney Harford	140,000	171,794	58,133	369,927
Michele J. Hooper	150,000	173,546	23,977	347,523
Walter Isaacson	145,000	173,546	13,444	331,990
Richard Johnsen	—(5)	—(5)	45,284	45,284
James A. C. Kennedy	125,000	171,794	38,586	335,380
Edward M. Philip	155,000	403,205	47,489	605,694
Edward L. Shapiro	137,500	173,546	49,928	360,974
Laysha Ward	125,000	173,546	23,698	322,244
James M. Whitehurst	145,000	173,546	31,694	350,240
Former Directors who served as a Director in 2022
Michael Hamilton	—(5)	—(5)	6,571	6,571
Todd M. Insler	—(5)	—(5)	1,588	1,588
David J. Vitale	56,154	—	5,503	61,657

(1)
Messrs. Friend, Isaacson, Shapiro and Whitehurst and Ms. Ward each elected to receive 100% of their 2022 Board and Committee retainer fees in deferred share units as described below under “—Director Compensation Deferral under the DEIP.”

(2)
Mses. Hooper and Ward and Messrs. Friend, Isaacson, Philip, Shapiro and Whitehurst each elected to defer 100% of their 2022 equity awards in deferred share units as described below under “—Director Compensation Deferral under the DEIP.”

(3)
The amount shown in this column represents the grant date fair value of 3,767 restricted share units granted to each of the non-employee directors on May 26, 2022 determined in accordance with FASB ACS Topic 718. With respect to Mr. Phillip, the grant date fair value of his 2022 award of 4,985 restricted share units for his service as the Company’s independent Chairman of the Board is also included.

Upon settlement, the restricted share units generally are structured to be settled: (i) 50% in cash based on the average of the high and low sales prices of Common Stock on the vesting date and (ii) 50% in shares of Common Stock. For those directors who elected to defer their equity award, the full award is deferred into deferred share units as described below under “—Director Compensation Deferral under the DEIP.” With respect to the cash-settled portion of the restricted share unit award for those directors who have not elected a deferral, the grant date fair value was calculated by multiplying the number of cash-settled units by the average of the high and low trading prices per share of Common Stock
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Board and Corporate Governance Matters
on the date of grant ($45.14 per share on May 26, 2022). With respect to the share-settled portion of the restricted share unit award, the grant date fair value was calculated by multiplying the number of share-settled units by the closing price per share of Common Stock on the date of grant ($46.07 per share on May 26, 2022).
As of December 31, 2022, the aggregate number of share units outstanding (including, as applicable, deferred share units) for each individual who served as a non-employee director was: Ms. Corvi—3,767; Mr. Friend—7,193; Mr. Harford—3,767; Ms. Hooper—15,366; Mr. Isaacson—60,319; Mr. Kennedy—3,767; Mr. Philip—28,471; Mr. Shapiro—33,016; Ms. Ward—12,084; Mr. Whitehurst—27,606; and Mr. Vitale—7,028. Captains Hamilton and Insler and Mr. Johnsen did not hold any outstanding share units as of December 31, 2022.
(4)
All other compensation includes: (a) with respect to certain directors, matching contributions of up to $20,000 to nonprofit organization(s) to which the director made a contribution(s) (including contributions as follows: $10,000 for Mr. Philip and $20,000 for each of Mses. Corvi, Hooper and Ward and Messrs. Harford, Johnsen, Kennedy and Shapiro), as discussed under the caption “– Charitable Contributions” below; (b) a tax reimbursement relating to flight benefits (which value is greater than the incremental cost to the Company of providing such benefits) for each director as follows: Ms. Corvi—$3,978; Mr. Friend—$12,045; Mr. Harford—$26,967; Ms. Hooper—$2,753; Mr. Isaacson—$9,486; Mr. Johnsen—$19,247; Mr. Kennedy—$13,003; Mr. Philip—$26,288; Mr. Shapiro—$20,880; Ms. Ward—$2,564; Mr. Whitehurst—$22,113; Captain Hamilton—$6,571; Captain Insler—$1,588; and Mr. Vitale—$5,503; and (c) as required by SEC rules, the aggregate incremental cost to the Company of such director’s flight benefits.

(5)
Our directors who are employees of the Company or who are directors elected by a class of stock other than Common Stock do not receive any cash or equity compensation from the Company related to their service as directors. However, each of the ALPA director and the IAM director are entitled to receive certain travel and charitable contribution benefits. See “—Travel Benefits” and “—Charitable Contributions” below and footnote 4 above. With respect to 2022, Captains Hamilton and Insler and Mr. Johnsen did not receive any director compensation other than the benefits set forth in the “All Other Compensation” column.

The Nominating/Governance Committee periodically reviews and makes recommendations to the Board regarding the form and amount of compensation of the Company’s non-employee directors. The Nominating/Governance Committee has not delegated any authority with respect to director compensation matters, and no executive officer plays a role in determining the amount of director compensation. The Compensation Committee’s independent compensation consultant, Exequity, has advised the Nominating/Governance Committee with respect to director compensation matters. These matters include, among other things, a review and market analysis of board of director pay and benefits and share ownership guidelines. The Company’s non-employee director compensation program was designed with reference to median director pay levels among the companies that comprise the Company’s benchmarking peer group. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Process and Oversight—Benchmarking” for a listing of the companies included in this group. Based on the annual review that was conducted in 2021, no changes were made to non-employee director compensation levels for 2022 as compared to the program established for 2021. In addition, based on the annual review that was conducted in December 2022, no changes were made to non-employee director compensation levels for 2023. The compensation for the non-employee directors was approved by the independent members of the Board upon recommendation of the Nominating/Governance Committee.
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Board and Corporate Governance Matters
Cash Retainers for Board and Committee Service
In 2022, the Company’s non-employee directors received the following cash retainers for Board and Committee service:
•
an annual retainer of $100,000;

•
an additional annual retainer of $20,000 for the Chairperson of each of the Compensation, Executive, Finance, Nominating/Governance and Public Responsibility Committees and an additional annual retainer of $25,000 for the Chairperson of the Audit Committee; and

•
an additional annual retainer of $12,500 for each of the members (other than the Chairperson) of the Compensation, Executive, Finance, Nominating/Governance and Public Responsibility Committees and an additional annual retainer of $15,000 for each of the members (other than the Chairperson) of the Audit Committee.

Equity Compensation
To attract and retain the services of experienced and knowledgeable non-employee directors, the Company adopted the 2006 Director Equity Incentive Plan, as amended and restated on February 20, 2014 (the “DEIP”). Under the DEIP, non-employee directors may receive periodic awards, stock compensation and/or cash compensation. Periodic awards are equity-based awards, including options, restricted stock, stock appreciation rights and/or shares, that are granted to non-employee directors from time to time at the discretion of the Board.
In 2022, non-employee directors received an annual equity award valued at $170,000, which is made in connection with the non-employee directors’ election to the Board at the annual stockholder meeting. The equity award size is calculated based on the average of the high and low sales prices of Common Stock on the date of grant. Each share unit represents the economic equivalent of one share of Common Stock and vests on the one-year anniversary of the date of grant. Upon settlement, the share units are designed to be settled: (i) 50% in cash based on the average of the high and low trading prices per share of Common Stock on the one-year anniversary date and (ii) 50% in shares of Common Stock. Any fractional units are settled in cash. Pursuant to the terms of the DEIP, a director may elect to receive the cash-settled portion of the award in shares and, if a director has elected to defer the annual equity award, the award is deferred into a share unit account under the DEIP.
If Item 6 is not approved by stockholders at the Annual Meeting and assuming that the Company continues its practice of granting an annual equity award valued at $170,000, the number of shares remaining for issuance under the DEIP will not be sufficient to allow the Company to continue to provide the equity compensation portion of the director compensation program and there may not be sufficient shares to allow deferrals of cash compensation into deferred share units through the remainder of 2023. In the event that Item 6 is not approved, the Nominating/Governance Committee of the Board is expected to consider alternative compensation arrangements.
Chairman of the Board
In addition to the cash and equity compensation described above, the independent members of the Board approved compensation for the Chairman of the Board role in the form of an annual equity award in the amount of $225,000, with terms consistent with the annual equity grant to directors described above. This compensation was approved in May 2021 when Mr. Philip was selected to serve as the Company’s independent Chairman of the Board. The compensation provided for the Chairman of the Board role was approved based on the recommendation of the Nominating/Governance Committee following a review of market practices and discussion with Exequity. No changes were made to the Chairman of the Board compensation for 2022.
2023 Proxy Statement	69

Board and Corporate Governance Matters
Director Compensation Deferral under the DEIP
Under the DEIP, non-employee directors may defer the receipt of some or all of their cash compensation through credits to a share account established under the terms of the DEIP. Non-employee directors may also defer the receipt of shares that would otherwise be issued under an equity compensation award through credits to his or her share account. Unless otherwise specified by the director at the time of the deferral election, distribution from the share account will be made within 60 days following the date on which such non-employee director terminates his or her position as a director of the Company. Some of our directors also have deferrals in place with respect to compensation that was earned prior to the 2010 merger and these amounts have different distribution terms.
Stock Ownership Guidelines
The stock ownership guidelines that apply to our non-employee directors require such directors to hold shares of Common Stock or equity-based awards (including share units and restricted share units) with a fair market value equal to or exceeding five times the annual cash retainer paid to such directors. The guidelines provide for a transition period of five years for non-employee directors to achieve the ownership requirement. The Nominating/Governance Committee reviews equity ownership of the non-employee directors annually. Once a non-employee director is determined to be in compliance with the stock ownership guidelines, such director will be considered to be in compliance until such time as he or she sells or otherwise disposes of any of his or her Common Stock, at which time the Nominating/Governance Committee will re-evaluate such director’s compliance with the stock ownership guidelines.
As of March 31, 2023, all of the non-employee directors were in compliance with the stock ownership guidelines or were in the transition period (with respect to Mr. Friend).
Travel Benefits
We consider it important for our directors to understand our business and to have exposure to our operations and employees. For that reason, our directors receive flight benefits, including a travel card permitting positive space travel by the director, the director’s spouse or qualified domestic partner and certain other eligible travelers, and access to our United Club facilities. These benefits are taxable to the director, subject to the reimbursement of certain of such taxes by the Company. Over a decade ago, the Company eliminated tax indemnification for post-separation perquisites provided to non-employee directors who did not have an existing right to such benefits. The tax indemnification provided to the non-employee directors is subject to an annual limit. A non-employee director who retires from the Board with at least five consecutive years of service as a director will receive lifetime travel benefits, subject to certain exceptions.
Charitable Contributions
The Company provides a matching charitable contribution to qualifying nonprofit organizations to which a non-employee director makes a personal commitment in an aggregate amount of up to $20,000 per year. In the case of each of the ALPA director and the IAM director, the Company will provide matching charitable contributions of up to $20,000 per year in the aggregate to qualifying nonprofit organizations to which either the director or the director’s union contributes. During 2022, the Company also donated complimentary positive space air travel to qualified charitable organizations selected by the non-employee directors. In 2022, such directors were permitted to donate up to four round trip tickets to qualified charitable organizations.
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Securities Ownership
Securities Ownership

Certain Beneficial Owners
The following table shows the number of shares of our voting securities owned by any person or group known to us, as of March 27, 2023, to be the beneficial owner of more than 5% of any class of our voting securities.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Ownership	Percent of Class(1)
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	37,156,084	11.3%
PRIMECAP Management Company(3) 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105	Common Stock	24,070,249	7.3%
BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10055	Common Stock	17,210,659	5.2%
United Airlines Pilots Master Executive Council, Air Line Pilots Association, International(5) 9550 West Higgins Road, Suite 1000 Rosemont, IL 60018	Class Pilot MEC Junior Preferred Stock	1	100%
International Association of Machinists and Aerospace Workers(5) District #141 900 Machinists Place Upper Marlboro, MD 20722	Class IAM Junior Preferred Stock	1	100%

(1)
For beneficial owners of Common Stock, percentages are calculated based upon 327,968,615 shares of Common Stock outstanding as of March 27, 2023.

(2)
Based solely on a Schedule 13G/A (Amendment No. 10) filed on February 9, 2023, in which The Vanguard Group, on behalf of itself and certain wholly-owned subsidiaries, reported shared voting power for 301,187 shares, sole dispositive power for 36,242,823 shares and shared dispositive power for 913,261 shares.

(3)
Based solely on a Schedule 13G/A (Amendment No. 9) filed on February 9, 2023, in which PRIMECAP Management Company reported sole voting power for 23,572,447 shares and sole dispositive power for 24,070,249 shares.

(4)
Based solely on a Schedule 13G/A (Amendment No. 2) filed on February 1, 2023, in which BlackRock, Inc., on behalf of itself and certain subsidiaries, reported sole voting power for 16,397,583 shares and sole dispositive power for 17,210,659 shares.

(5)
Shares of Class Pilot MEC and Class IAM stock elect one ALPA and IAM director, respectively, and have one vote on all matters submitted to the holders of Common Stock other than the election of directors.

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Securities Ownership

Directors and Executive Officers
The following table shows the number of shares of our Common Stock owned by our directors, director nominees, the named executive officers identified in this Proxy Statement and all our directors, director nominees and executive officers as a group as of March 27, 2023. The persons listed below have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them, except to the extent this power may be shared with a spouse, or as otherwise described in the footnotes following the table.
Name of Beneficial Owner	Amount and Nature of Ownership	Percent of Class
Directors
Carolyn Corvi	22,433(1)	*
Matthew Friend	7,208(2)	*
Barney Harford	112,225(1)	*
Michele J. Hooper	18,408(2)	*
Walter Isaacson	39,964(2)	*
Richard Johnsen	0	*
Scott Kirby (3)	748,686(4)	*
James A. C. Kennedy	21,479(1)	*
Edward M. Philip	29,298(2)(5)	*
Edward L. Shapiro	233,016(2)	*
Garth Thompson	0	*
Laysha Ward	1,208(2)	*
James M. Whitehurst	34,796(2)	*
Named Executive Officers
Brett Hart	170,025(6)	*
Gregory Hart	38,434	*
Gerald Laderman	137,704	*
Linda Jojo	116,710(7)	*
Directors and Executive Officers as a Group (20 persons)	1,974,343	*

*
Less than 1% of outstanding shares.

(1)
Includes 1,883 shares representing the portion of the director’s 2022 equity award that will vest on May 26, 2023 and will be settled in Common Stock.

(2)
Includes shares units representing non-employee director compensation that the director elected to defer into a share account pursuant to the terms of the DEIP, including the director’s 2022 equity award, as follows: Mr. Friend—7,193 share units; Ms. Hooper—15,366 share units; Mr. Isaacson—33,611 share units; Mr. Philip—28,471 share units; Mr. Shapiro—33,016 share units; Ms. Ward—1,208 share units; and Mr. Whitehurst—20,637 share units. The share units will be settled in Common Stock within 60 days following the director’s separation from service on the Board. Deferred share units that will be settled more than 60 days following the director’s separation from service are not included.

(3)
Mr. Kirby is also a named executive officer.

(4)
Includes 317,800 options to purchase shares of our Common Stock at $58.69 per share. Includes 5,000

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Securities Ownership
shares of Common Stock held in a trust for the benefit of Mr. Kirby’s children and other relatives in which Mr. Kirby serves as the trustee. Mr. Kirby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also includes 8,000 shares of Common Stock held in a trust for the benefit of Mr. Kirby’s children in which Mr. Kirby’s brother serves as the trustee. Mr. Kirby disclaims beneficial ownership of these securities.
(5)
Includes shared voting and investment power for six shares of Common Stock.

(6)
Includes 21,521 options to purchase shares of our Common Stock at $77.56.

(7)
Includes 14,348 options to purchase shares of our Common Stock at $77.56.

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Securities Ownership

Equity Compensation Plan Information
The following table sets forth information as of December 31, 2022 regarding the number of shares of our Common Stock that may be issued under the Company’s equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders
Options	689,200	$82.12
Restricted Stock Units	4,885,504 (1)	—
Subtotal	5,574,704	$82.12 (2)	4,784,943 (3)
Equity compensation plans not approved by security holders	—	—	—
Total	5,574,704	$82.12 (2)	4,784,943 (3)

(1)
Includes outstanding Performance-Based RSUs under the Company’s 2021 Incentive Compensation Plan assuming the awards achieve the maximum “stretch” level of performance (or, with respect to the 2020-2022 Performance-Based RSUs, based on achievement at 120%, as was certified by the Compensation Committee in February 2023). If achievement at the target level is assumed, the outstanding restricted stock units would be 3,959,924. Settlement of these Performance-Based RSUs is subject to the Compensation Committee’s certification of achievement of specified performance conditions.

(2)
Weighted average exercise price excludes restricted stock units that convert to shares of Common Stock.

(3)
Includes 45,092 shares available under the DEIP and 4,739,851 shares available under the Company’s 2021 Incentive Compensation Plan, assuming that the Performance-Based RSUs referenced in footnote 1 above achieve the level of performance as described in footnote 1 for such awards.

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Securities Ownership

Delinquent Section 16(a) Reports
To the best of our knowledge, based solely on our review of reports filed with the SEC by our directors, executive officers and beneficial owners of more than ten percent of our outstanding Common Stock, and a review of written certifications provided to the Company by our directors and executive officers, we believe that our directors and executive officers filed on a timely basis reports required by Section 16(a) of the Exchange Act during fiscal year 2022, except one late filing of the initial Form 3 ownership report for Captain Michael Hamilton, a former member of our Board, which was delayed in connection with obtaining new EDGAR filing codes.
2023 Proxy Statement	75

Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm
Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee appointed, and the Board has ratified the appointment of, Ernst & Young to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to ratification by the holders of Common Stock of the Company. The Board is presenting a resolution to our stockholders requesting ratification of Ernst & Young’s appointment as the Board and the Audit Committee believes that the continued retention of Ernst & Young for 2023 is in the best interest of the Company and its stockholders.
The Audit Committee is directly responsible for the appointment, compensation (including pre-approval of the audit fee), retention, termination, oversight and evaluation of the independent registered public accounting firm that audits our consolidated financial statements and internal controls over financial reporting. In order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and its Chair participate in the process for the selection of Ernst & Young’s new lead engagement partner.
In making the determination to reappoint of Ernst & Young, the Audit Committee considered, among other factors, Ernst & Young’s performance as our independent registered public accounting firm since its retention in 2009, its independence with respect to the services to be performed and the quality and candor of Ernst & Young’s communications with the Audit Committee and management. Although ratification of the appointment of Ernst & Young is not required by law or our Amended and Restated Bylaws, we value the opinion of our stockholders on our independent auditors and, as a matter of good corporate governance, the Board is presenting the appointment to our stockholders for ratification. If ratification is withheld, the Audit Committee and the Board will reconsider its appointment. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Representatives from Ernst & Young are expected to attend the Annual Meeting to respond to appropriate questions and to make any statements as they may desire.
The Board and Audit Committee recommend you vote FOR Item 2
Vote Required
Approval of Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote. Because brokers will have discretionary authority to vote on this proposal, there will not be any broker non-votes.

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Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Audit Committee Report
To the Board of United Airlines Holdings, Inc.:
As of February 16, 2023 (the date the Company filed its 2022 Form 10-K), the Audit Committee was comprised of the four non-employee members of the Board named below. After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that: (1) all current Audit Committee members are “independent” as that concept is defined in Section 10A of the Exchange Act; (2) all current Audit Committee members are “independent” as that concept is defined in the applicable Nasdaq Listing Rules and meet the standards for committee independence as set forth in the Company’s Corporate Governance Guidelines; (3) all current Audit Committee members are financially literate under the applicable Nasdaq Listing Rules; and (4) each of Mr. Friend, Ms. Hooper and Mr. Philip qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.
The Board appointed the undersigned directors as members of the Audit Committee and adopted a written charter setting forth the procedures and responsibilities of the Audit Committee. Each year, the Audit Committee reviews the adequacy of the charter and recommends any changes to the Board for approval as appropriate to reflect the evolving role of the Audit Committee. A copy of the charter is available on the Company’s website at https://ir.united.com/investor-relations.
As part of the oversight of the Company’s financial statements, during the last year, and earlier this year in preparation for the filing with the SEC of the 2022 Form 10-K, the Audit Committee, among other matters:
•
reviewed and discussed the audited financial statements and related footnotes included in the 2022 Form 10-K with management and the Company’s independent registered public accounting firm, referred to in this report as the “independent auditors,” as well as the report of the independent auditors on those financial statements;

•
reviewed the overall scope and plan for the annual audit of the Company’s financial statements to be included in the 2022 Form 10-K and the results of the examinations by the Company’s independent auditors;

•
met with management periodically during the year to consider the adequacy of the Company’s internal control over financial reporting and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel and internal auditors;

•
reviewed and discussed with the independent auditors: (1) their judgments as to the quality of the accounting principles applied in the Company’s financial reporting; (2) the critical audit matters (“CAMs”) addressed in the audit and the relevant financial statement accounts or disclosures that relate to each CAM; (3) the written disclosures and the letter received from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding the independent auditors’ communications with the Audit Committee concerning independence, and the independence of the independent auditors; and (4) the matters required to be discussed with the Audit Committee under the applicable requirements of the PCAOB and the SEC;

•
based on these reviews and discussions, as well as private discussions with the independent auditors and the Company’s internal auditors, recommended to the Board the inclusion of the audited financial statements of the Company and its subsidiaries in the 2022 Form 10-K; and

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Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm
•
determined that the non-audit services provided to the Company by the independent auditors (discussed under Item 2) are compatible with maintaining the independence of the independent auditors.

In addition, as a result of the Audit Committee’s evaluation referred to above, the Audit Committee appointed, and the Board has ratified the appointment of, Ernst & Young to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to ratification by the holders of Common Stock of the Company.
The Audit Committee’s pre-approval policies and procedures are discussed below.
The role of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee and monitor the Company’s accounting and financial reporting process and internal control structure. Management has primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent auditors are responsible for performing an audit in accordance with the standards of the PCAOB to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States. The independent auditors are also responsible for expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting.
Notwithstanding the foregoing actions and the responsibilities set forth in the Audit Committee charter, the charter clarifies that the Audit Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditors’ report. The functions of the Audit Committee are not intended to duplicate or substitute for the activities of management and the independent auditors, and the Audit Committee members cannot provide any expert or special assurance as to the Company’s financial statements or internal controls or any professional certifications as to the work of the independent auditors. Audit Committee members are not employees of the Company and are not acting as professional accountants or auditors on behalf of the Company. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company’s financial statements.
The Audit Committee meets periodically with management and the independent and internal auditors, including private discussions with the independent auditors and the Company’s internal auditors, and receives the communications described above. The Audit Committee has also established procedures for: (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, auditing or internal accounting control matters; and (2) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide the Audit Committee with an independent basis to determine that management has maintained: (i) appropriate accounting and financial reporting principles or policies; or (ii) appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States or that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States.
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Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Respectfully submitted,
Audit Committee
Michele J. Hooper, Chair
Matthew Friend
Barney Harford
Edward M. Philip
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Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy on pre-approval of services of the Company’s independent registered public accounting firm. The policy provides that the Audit Committee shall pre-approve all audit and non-audit services to be provided to the Company and its subsidiaries and affiliates by its independent auditors. The process by which this is carried out is as follows:
For recurring services, the Audit Committee reviews and pre-approves the independent registered public accounting firm’s annual audit services in conjunction with the annual appointment of the outside auditors. The reviewed materials include a description of the services along with related fees. The Audit Committee also reviews and pre-approves other classes of recurring services along with fee thresholds for pre-approved services. In the event that the additional services are required prior to the next scheduled Audit Committee meeting, pre-approvals of additional services follow the process described below.
Any requests for audit, audit-related, tax and other services not contemplated with the recurring services approval described above must be submitted to the Audit Committee for specific pre-approval and services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the chair of the Audit Committee. The chair must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.
On a periodic basis, the Audit Committee reviews the status of services and fees incurred year-to-date and a list of newly pre-approved services since its last regularly scheduled meeting. The Audit Committee has considered whether the 2022 and 2021 non-audit services provided by Ernst & Young are compatible with maintaining auditor independence and concluded that such services were compatible with maintaining Ernst & Young’s independence.
All of the services in 2022 and 2021 under the Audit Fees, Audit-Related Fees and Tax Fees categories below have been approved by the Audit Committee pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X of the Exchange Act.
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Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Independent Registered Public Accounting Firm Fees
The aggregate fees billed for professional services rendered by the Company’s independent auditors in 2022 and 2021 are as follows (in thousands):
Service	2022	2021
Audit Fees	$4,315	$4,477
Audit-Related Fees	50	—
Tax Fees	138	37
All Other Fees	—	—
Total	$4,503	$4,514
Audit Fees
For 2022 and 2021, audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements and the audit of the effectiveness of internal control over financial reporting of the Company and its wholly-owned subsidiaries. Audit fees also include the audit of the consolidated financial statements of United Airlines, Inc., attestation services required by statute or regulation, comfort letters, consents, assistance with and review of documents filed with the SEC, and accounting and financial reporting consultations and research work necessary to comply with generally accepted auditing standards.
Audit-Related Fees
For 2022, fees for audit-related services primarily consisted of assessments of climate-related disclosures.
Tax Fees
Tax fees for 2022 and 2021 relate to professional services provided for research and consultations regarding tax accounting and tax compliance matters and review of U.S. and international tax impacts of certain transactions, exclusive of tax services rendered in connection with the audit.
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Item 3—Advisory Vote to Approve Executive Compensation
Item 3—Advisory Vote to Approve Executive Compensation
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board is seeking a nonbinding advisory vote (frequently referred to as “Say-on-Pay”) from our stockholders to approve the compensation of our NEOs as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules.
Accordingly, the Board is presenting the following resolution to our stockholders recommending approval, on a nonbinding advisory basis, of the compensation paid to our NEOs:
“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures, each as set forth in the Company’s Proxy Statement for its 2023 Annual Meeting of Stockholders) is hereby APPROVED on an advisory basis.”
The Say-on-Pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in the Proxy Statement. As an advisory vote, the approval or disapproval of the Say-on-Pay resolution by stockholders will not require management, the Compensation Committee or the Board to take any action regarding our executive compensation practices and will not be construed as overruling any decision by management, the Compensation Committee or the Board. However, consistent with our record of responsiveness to stockholders, the Compensation Committee and the Board will carefully consider the outcome of the advisory vote on executive compensation and the feedback that we receive from stockholders during our stockholder engagement process when considering future decisions concerning our executive compensation program. In the past, we have designed our executive compensation programs with features that respond to stockholder feedback. At the Company’s annual meeting on May 25, 2022, approximately 94% of the votes cast were voted in favor of the Say-on-Pay proposal.
We currently hold our advisory vote on executive compensation annually. Stockholders this year are again asked to cast a nonbinding advisory vote on whether the Say-on-Pay vote should be held every year, every two years or every three years (the “Frequency Vote”) (Item 4).
The Board recommends you vote FOR Item 3
Vote Required
Approval of Item 3—Advisory Vote to Approve Executive Compensation requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect on the advisory vote to approve executive compensation.

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Executive Compensation

Compensation Discussion and Analysis
Introduction
Named Executive Officers.   This Compensation Discussion and Analysis or “CD&A” describes the Company’s 2022 executive compensation program (the “2022 Program”) and decisions that were made by the Compensation Committee (referred to as the “Committee” throughout this Executive Compensation section of the Proxy Statement) with respect to the named executive officers or “NEOs” whose 2022 compensation information is detailed in this Proxy Statement.
2022 NEOs
Scott Kirby	Chief Executive Officer
Brett Hart	President
Gregory Hart	Executive Vice President and Chief Growth Officer
Gerald Laderman	Executive Vice President and Chief Financial Officer
Linda Jojo	Executive Vice President and Chief Customer Officer
2022 Executive Compensation Program.   Our 2022 Program was designed to motivate and reward our management team for efforts and results that are viewed by the Company to be critical to the successful implementation of our multi-year United Next strategy. United took unique steps during the pandemic to turn the crisis into an opportunity and our United Next strategy represents the continuation of our journey to transform United into the leading global airline. During the COVID-19 pandemic, United was the only major airline1 to not retire our widebody aircraft and kept all pilots current and in their positions. We believe that these choices and our decisions to invest in our people, infrastructure, technology and aircraft have uniquely prepared the Company for the post-pandemic operating environment, providing a strong foundation to execute our United Next strategy.
Our United Next strategy provided the foundation for our 2022 Program design and is reflected in our short-term incentive (“STI”) and long-term incentive (“LTI”) awards’ performance metrics. This strategy reflects our commitments to improve the customer travel experience, provide enhanced travel opportunities for the communities we serve, and develop quality career opportunities for our employees. Under the United Next strategy, the Company expects to take delivery of approximately 700 new narrow and widebody aircraft by the end of 2033. United Next is expected to meaningfully increase the Company’s average gauge in North America, to increase the total number of available seat miles per departure and to significantly lower carbon emissions per seat. Overall, we believe that United Next will allow us to differentiate our network and segment our products with more premium offerings while also maintaining fare competitiveness with low-cost carriers.
Our planned growth through United Next is similar to increasing the size of United by more than the fifth largest airline in the U.S. based on 2019 available seat miles (“ASMs”). This growth will require significant planning and coordination across our system and investment in recruiting and training new team members. We recruited and hired more than 15,000 new team members systemwide in 2022, with plans to add 15,000 more in 2023. We believe that successful execution of our strategy will lead to revenue gains and improvement in our unit costs relative to our airline peers leading to an approximately 14% pre-tax margin by 2026. Over the course of the

1
“Major airlines” refers to our network peers, including American and Delta, and other leading global airlines, including Emirates, Qatar, British Airways, Cathay Pacific, Lufthansa, Air France/KLM, Singapore Airlines, Air Canada, Air China and Turkish Airlines.

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United Next transformation, we expect United to grow earnings and margins, to become the world’s largest airline and to exit 2026 a different airline, based on factors including size, financial performance and enhanced products and range of services, compared to the one that entered the pandemic.
Motivating, retaining and rewarding management for efforts needed to prepare the Company for this unprecedented growth was a key driver of the 2022 Program design. The 2022 Program also is designed to promote our commitment to transform the travel experience. As part of the United Next strategy, United will retrofit 100% of its mainline, narrow-body planes with its signature interior that includes seat-back entertainment in every seat, larger overhead bins for every passenger’s carry-on bag and the industry’s fastest available in-flight Wi-Fi, as well as a bright look-and-feel with LED lighting. United’s international widebodies will feature the United Polaris® business class seat as well as United Premium Plus® seating. United also plans to replace older, smaller mainline jets and at least 200 single-class regional jets with larger aircraft, which we expect will lead to fuel efficiency benefits compared to older planes, including an expected 17-25% lower carbon emissions per seat compared to older planes. Our 2022 Program continues to reward management focus on the United brand by measuring customer feedback through our Net Promoter Score (“NPS”) results. In 2022, we launched our “Good Leads the Way” campaign, which highlights United’s efforts to build the future of sustainable flight, continue to diversify our workforce and reimagine the entire flying experience to better serve our customers. Our 2022 Program is designed to support our commitments and leadership by including ESG metrics in our LTI performance awards based on sustainable aviation and DEI.
The Committee utilized CASM-ex as a metric in both the STI and LTI elements of the 2022 Program, with different performance measurement periods, based on the Committee’s determination that the Company’s CASM-ex performance is a key financial metric during the Company’s United Next transformation. The 2022 Program features 2022 CASM-ex goals under the STI awards and 2023 CASM-ex goals under the LTI awards. The other 2022 Program metrics are designed to focus management attention on other performance metrics that are deemed to be critical during the United Next transformation, including continued focus on the customer and operational results and key aircraft metrics to support our growth.
The 2022 Program also incorporated feedback that we received through stockholder engagement. Specifically, the 2022 Program returns to including long-term performance-based equity awards as a key element of the incentive design and time-vested equity awards returned to our historic three-year vesting cycle that applied in years prior to 2021. The 2022 Program also was structured to comply with our CARES Act Agreements (as defined below), which continued to restrict the total compensation provided to our NEOs through April 1, 2023. See “—CARES Act Compensation Limits” below.
Salary and Target Incentive Compensation.   No changes were made to the NEO salary or target incentive compensation levels in 2022 or 2021.
Short-term Incentives.   The 2022 Program includes a cash STI award centered around performance metrics designed to reward our management team for focusing on successfully rebounding our operations as travel demand began to return to pre-pandemic levels, while also preparing for further growth through United Next. The opportunities under the STI award are equally weighted across the following four performance measures:
•
United Next (25%)—this metric identified a portfolio of action items, which continued to be expanded throughout the year, designed to focus management on resources and activities needed to prepare the Company for significant growth through our United Next strategy;

•
CASM-ex (25%)—this financial metric was selected to continue management’s focus on costs to support our commitments to our stockholders to achieving earnings growth in 2023 and beyond, and was based on 4th quarter 2022 results;

•
NPS (25%)—this customer-based metric provides continued focus on taking care of our customers and measures success toward positioning the United brand as the preferred choice for airline travel; and

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•
Operational Performance (25%)—this element of the 2022 Program utilizes three key airline operational metrics—customer D:002, mishandled baggage rate and flight completion—which were included to focus management on operational reliability as the Company expanded operations during the year in its return to pre-pandemic levels of service.

The 2022 STI has a performance period of January 1, 2022 through April 3, 2023 and, in addition to the performance metrics listed above that were measured during calendar year 2022, the awards required continued employment and achievement of a cash liquidity hurdle ($8 billion) at the end of the performance period.
Long-term Incentives.   Our Performance-Based RSU awards under the 2022 Program are designed to motivate and reward our management team for preparing and equipping the Company for execution of our United Next strategy while maintaining focus on costs. The Performance-Based RSUs also are designed to reward sustainability and DEI efforts.
The structure of the 2022 Program returned to award features more aligned with our pre-pandemic compensation structure. Specifically, the 2022 Program returned to a design in which the target long-term incentive opportunity is equally divided between performance-based equity awards and time-vested equity awards with a three-year vesting cycle.
With reference to continued uncertainty in the business environment and the particular volatility facing the Company in recent years in light of the unique adverse impacts of the COVID-19 pandemic on the travel industry, the Committee acknowledged general market and industry-specific challenges of selecting appropriate long-term performance metrics and establishing related long-term performance goals over a three-year performance period. Based on this concern and a desire to design a long-term performance award that would provide meaningful incentives to drive performance throughout the entire vesting cycle, the Committee structured the 2022 Performance-Based RSU awards so that the performance metrics and goals are set in one-third increments at the beginning of each year of the three-year performance period (January 1, 2022—December 31, 2024). For the goals established in 2022, 80% of the goals were set with reference to periods beyond 2022, which supports the long-term focus of the 2022 Performance-Based RSU awards. The Committee will set goals for the remaining two-thirds of the 2022 Performance-Based RSU awards in 2023 and 2024.
The following performance measures are used for the first one-third of the 2022 Performance-Based RSU awards:
•
CASM-ex (40%)—this metric was included to provide further emphasis on the financial performance that management and the Committee believe is a key factor in achieving our commitment to earnings growth in 2023 and beyond and will be measured based on full year 2023 results;

•
United Next (40%)—this metric is based on the Company’s aircraft utilization and aircraft availability to service and is designed to further support the execution of our growth strategy through appropriate use of our aircraft; and

•
Environmental sustainability and DEI (20%)—these metrics were included in recognition of United’s role as a corporate leader and to motivate management efforts concerning issues that are of increasing importance to our employees, customers, stockholders and the communities we serve.

Other Compensation Awards.   In 2022, the Committee approved certain special one-time awards, including performance transformation incentive awards linked to key human resource matters granted to each of the NEOs.

2
D:00 is an industry reference for on-time performance and measures departures within minutes of the scheduled departure time. The customer D:00 metric is customer-based because it excludes delays related to application of our Connection Saver tool, which is our automated process for determining which flights to hold for connecting passengers.

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In light of the Company’s significant focus on the United Next strategy, the transformation awards were viewed to be a key supplemental performance award intended to drive performance in support of the Company’s strategic transformation and to support retention. The Committee also approved a special one-time cash recognition and retention award for Mr. Brett Hart. Mr. Greg Hart also received a 2022 long-term contingent cash award that was intended to further support retention features and was aligned with awards provided to other executive officers in 2021. These awards were deemed critical to address near-term challenges, and are temporary measures as opposed to being representative of the Company’s typical annual compensation program.
Alignment with Stockholders.   Our 2022 STI award utilized the CASM-ex financial metric and was designed to reward management for performance linked to the Company’s commitment to our stockholders. If successful, we believe our focus will lead to higher revenue and lower CASM-ex which will contribute to higher profit margin and earnings. Other 2022 Program incentives were designed to focus management on critical next steps in successfully implementing our United Next strategy. The 2022 LTI awards also include ESG metrics to promote our commitments and leadership with regard to sustainable aviation and DEI and are aligned with feedback that we received in many of our stockholder engagement conversations. In addition, our LTI awards make up 74% of target compensation for our CEO and an average of 68% of target compensation for our remaining NEOs and are structured as equity awards settled in shares of Common Stock to further align management rewards with those of stockholders.
Selected 2022 Company and Compensation Program Highlights.   Below are selected 2022 Company highlights related to the connection of our compensation design to our business strategy. For information related to other 2022 Company highlights, including information about corporate governance, environmental sustainability and social responsibility, see “2022 Company Highlights” in the introduction to this Proxy Statement. The metrics selected for our compensation program are designed to achieve the objectives of both our business and our compensation philosophy by linking executive pay to achievement of our commitments to our customers and stockholders.
•
United Next.   In the summer of 2021, we announced our United Next plan to retrofit 100% of the mainline, narrowbody fleet to transform the customer experience and create a new signature interior with features our customers want when they travel. In addition to the upgrade of our existing aircraft, our United Next strategy is reflected in our firm order for the purchase of 270 new Boeing and Airbus aircraft—which at the time was the largest combined order in our history and the biggest by an individual carrier in the last decade. In December 2022, we announced the largest widebody order by a U.S. carrier in commercial aviation history. United now expects to take delivery of about 700 new narrow and widebody aircraft by the end of 2033.

Our United Next strategy provided the foundation for our 2022 Program design and reflects our commitments to improve the customer travel experience, provide enhanced travel opportunities for the communities we serve, and develop quality career opportunities for our employees. United Next action items represented 25% of the target opportunity under the 2022 STI and included identification of standards related to staffing plans, flight schedules, operations infrastructure and other elements necessary to fly aircraft as they are delivered. The 2022-2024 Performance-Based RSUs also include United Next metrics based on aircraft utilization and availability to schedule, which will be measured based on 2023 performance results.
We believe that the Company’s significant investments in its people, technology and infrastructure over the past few years, including efforts toward the 2022 United Next action items, have benefited our operating environment. These investments have strengthened our ability to recover from operational challenges, such as those caused by the significant winter storms during the December 2022 holiday season, while also preparing the entire airline organization for significant growth.
•
Net Promoter Score.   The Company is intent on transforming the United brand into the preferred choice for airline travel. The NPS metric represented 25% of the target opportunity

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under the 2022 STI award and results were measured based on United customer survey results. Our Performance-Based RSU awards for the 2020-2022 performance period measured our relative NPS performance versus industry peers based on a third-party survey and represented 40% of the target opportunity under the 2020 Performance-Based RSU awards.
Since 2018, United’s NPS score has improved by over 30 points, driven by strategic investments in our people, infrastructure, aircraft and technology, including industry first tools such as the Travel Ready Center (which provides guidance on travel requirements for destinations, including COVID-related mandates), Connection Saver (which evaluates whether to delay aircraft departures to accommodate connecting passengers) and Agent on Demand (which allows customers to adjust travel plans more easily through our mobile app). Other investments to support the customer experience include redesigned gate areas and boarding processes and improved aircraft interiors, with larger bins for carry-on baggage, faster Wi-Fi and improved lighting in all of our new aircraft. The NPS metric continues to be a key element of the Company’s incentive compensation program design.
•
Financial Performance.

CASM-ex.   The CASM-ex metric represented 25% of the target opportunity under the 2022 STI award and results were measured based on performance during the 4th quarter of 2022. The 4th quarter CASM-ex metric was selected because management and the Committee believed that focus on this goal would well-position the Company for the significant growth related to United Next in 2023. CASM-ex is cost per available seat mile (or capacity) excluding fuel, profit sharing and third-party cost of sales. The awards also provided for adjustments in circumstances outside management’s control as determined at Committee discretion. The Company improved its 4th quarter 2022 CASM-ex by almost 7 percentage points versus the 1st quarter 2022, as compared to 2019, as the Company focused on operational reliability. A reliable operation is an efficient operation.
Pre-Tax Margin.   Our Performance-Based RSUs for the 2020-2022 performance period measured and rewarded performance based on our pre-tax margin performance and represented 60% of the target opportunity under the awards. At the time the goals were set, the Committee assumed that any potential impacts from the coronavirus would be concluded by 2020 and set the pre-tax margin goals to be measured over the 2021-2022 period. The awards also specified that results would be calibrated based on certain impacts that diverged from then existing baseline assumptions associated with the awards (including that COVID-19 would not become a global pandemic). We believe that this design has appropriately motivated performance as evidenced by our 2022 pre-tax margin results that have outperformed the industry. The Company reported pre-tax margin in the second half of 2022 of 9.0%, consistent with the Company’s full-year 2023 margin guidance.
•
Operational Performance.   Operational performance is a key driver of NPS results and our operational success provides a foundation for our United Next strategy. The 2022 operational metrics were selected with a recognition that returning to 2019 operating levels would be impacted by a number of industry factors, including short-term airspace and runway congestion, continued supply chain issues, continuing COVID-19 associated government requirements related to travel, and staffing issues, including system-wide challenges for airlines, vendors and government partners. The 2022 operational metrics represented 25% of the target opportunity under the 2022 STI award and results were measured based on customer D:00, mishandled baggage rate, and flight completion. For 2022, the operational goals were measured by location and performance results were heavily weighted to the 4th quarter. The Company finished first among network carriers for on-time departures and completion at its three largest hubs—Denver, Chicago and Houston—for the fourth-quarter and full year 2022.

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•
ESG Matters.   We embrace the leadership role we have through the United brand to do our part to do good in the world, including support for the goals of the Paris Agreement on climate and decarbonization of the airline industry by 2050; support of DEI, both in the United workplace and throughout the communities that we serve; and our foundational commitment to care for our customers so that United is the preferred choice for air travel. We believe United is stronger because of these commitments to our customers, employees and communities and that the Company and its stockholders benefit in valuable ways through our ESG initiatives.

For 2022, the Committee included action items for sustainability and DEI initiatives as performance measures in the Performance-Based RSUs granted under the 2022 LTI design. Management has engaged with stockholders on ESG topics and recognizes that there are certain advantages associated with using quantitative ESG goals. However, because the Company is still in the process of developing mechanisms and reporting formats related to certain ESG topics, the Committee believes that it is important to incorporate the focus on ESG initiatives now on a qualitative basis and expects these performance metrics to continue to evolve.
See “2022 Company Highlights” at the beginning of this Proxy Statement for other key 2022 actions and initiatives.
Say-on-Pay Vote and Stockholder Engagement
A key objective of our executive compensation philosophy and our compensation programs is linking the interests of our executives with the interests of our stockholders, and we value maintaining executive compensation programs that address stockholder concerns. Our “Say-on-Pay” proposals in the prior five-year period received approximately the following levels of stockholder approval (based on the votes cast for the proposals):
Annual Meeting Year	Stockholder Approval %
2022	94
2021	82
2020	96
2019	96
2018	97
We have engaged with our stockholders on a number of topics over the past two years, including features of our 2021 compensation program design. Stockholders also have expressed concerns related to climate change and are focused on the Company’s commitments to the climate goals set forth in the Paris Agreement.
After considering the feedback from our stockholders as well as input from the Committee’s compensation consultant, we made certain changes to the 2022 Program design to return to our more typical compensation structure, largely including:
•
Return to including long-term Performance-Based RSUs in the LTI design,

•
Return to a three-year vesting schedule for our time-vested RSUs, and

•
Addition of sustainability and DEI metrics in our incentive program structure.

We previewed these changes in our proxy statement last year and support for our compensation program improved in the “Say-on-Pay” vote last year.
The Committee will continue to consider emerging compensation practices and stockholder feedback, including Say-on-Pay voting results, as part of its decision-making process. The Committee’s executive compensation
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decisions since 2020 also have been influenced by the COVID-19 pandemic and its drastic impact on the airline industry and the compensation limits required under the CARES Act Agreements.
Executive Compensation Philosophy
Our core executive compensation philosophy is based on achieving the following objectives:
•
aligning the interests of our stockholders and executives;

•
linking executive pay to performance; and

•
attracting, retaining and appropriately rewarding our executives in line with market practices.

Aligning the interests of our stockholders and executives.   The 2022 Program was designed to be aligned with the interests of our stockholders by linking executive pay to performance measures that we view as key to achievement of our commitments to our customers and stockholders. The 2022 performance measures recognize the long-term focus of our United Next strategy and were designed to focus management on factors that the Committee believes, if successful today, will lead to higher revenues and lower CASM-ex which we anticipate will result in higher profit margin and earnings. We believe that increasing the Company’s profit margin and earnings is the best way to drive sustainable increases in our stock price. All of our 2022 LTI awards are equity awards that provide a direct link to the Common Stock price. We also maintain robust stock ownership requirements for our NEOs which are designed to further align the financial interests of our executives with our stockholders.
Linking executive pay to performance.   Our 2022 Program utilized short-term performance goals that were deemed by the Committee to be critical to laying a foundation for the success of the Company’s United Next strategy. The performance pay opportunities under the 2022 STI awards were equally divided across four key focus areas (each representing 25% of the total target opportunity), including a customer metric based on our NPS results, which provides continued focus on taking care of our customers; a financial metric based on CASM-ex, which was measured in the 4th quarter and was intended to support our 2023 CASM-ex commitments; our operational performance, measured locally based on customer D:00, mishandled baggage rate and flight completion; and a United Next metric that focused on identifying key initiatives deemed necessary to prepare for growth.
Overall, management and the Committee are pleased with the choice of metrics under the 2022 Program to drive performance toward the Company’s goals throughout the year. The United Next initiatives provide critical groundwork for the Company’s work that will continue in the coming years to execute on our growth strategy. Execution of these initiatives in a cost-effective manner is an important element in achieving the Company’s financial goals and the CASM-ex metric helps to maintain this focus. The NPS and operational performance metrics are key factors toward building the United brand into the preferred choice for airline travel which will solidify the Company’s longer-term success.
Attracting, retaining and appropriately rewarding our executives in line with market practices.   We seek to attract world-class executives and to retain our existing executives by setting our compensation and benefits at competitive levels relative to companies of similar size, scope and complexity. Because we believe that our management team has skills that are transferrable across industries, and because we recruit for talent both within the airline industry and from a broad spectrum of leading businesses, we compare the overall compensation levels of our officers with the compensation provided to officers of a benchmarking peer group. Compensation decisions are also considered and balanced in light of responsibility levels and value added to the organization. See “—Compensation Process and Oversight—Benchmarking” below for further discussion of factors, in addition to benchmarking results, that the Committee uses to set total compensation for our executives.
The Company’s leadership team has a mix of talent that includes long-term legacy executives with decades of Company experience, executives with experience at multiple airlines across the airline industry, and executives
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with non-aviation expertise and perspectives. We believe that our diverse leadership teams foster innovation and allow for robust decision-making at the executive level.
Although benchmarking and other factors are important considerations in the Committee’s compensation decisions, the CARES Act Agreements have prohibited the Company from providing our executives the full value of the intended competitive levels of target compensation through the expiration of those agreements on April 1, 2023. The Committee is committed to designing and implementing compensation programs that promote the Company’s executive compensation philosophy, including to attract, motivate and retain the Company’s leadership team, while complying with the compensation limits under the CARES Act Agreements.
CARES Act Compensation Limits
Our Payroll Support Program and loan agreement (the “CARES Act Agreements”) entered into with the United States Treasury Department (“U.S. Treasury”) limit the total compensation that the Company can provide to any employee whose 2019 total compensation exceeded $425,000, including each of our NEOs. Under the restrictions applicable to employees who received compensation in excess of $3 million in 2019, the Company may not provide to any of our NEOs, during any 12 consecutive months, total compensation in excess of the sum of (i) $3 million plus (ii) 50% of the excess over $3 million of total compensation received by such NEO in calendar year 2019. These limits represent a significant reduction to the competitive levels of total target compensation as compared to the intended target compensation. The Company remained subject to these compensation restrictions until April 1, 2023.
Although CARES Act support was critical to airline survival in the face of the COVID-19 pandemic, these compensation limits have challenged the Company’s objective of retaining top leaders, including the NEOs, since these limits restrict total compensation to amounts that are below 2019 levels, do not contemplate compensation increases for promotions and increased responsibility, may not reflect the competitive market (particularly with respect to peer companies not subject to these limits), and apply during a period in which the pandemic created significant adversity for the airline industry.
The compensation limits under our CARES Act Agreements measure total compensation in the manner used to measure compensation in the Summary Compensation Table of the Proxy Statement, and compensation is measured on a rolling 12-month basis. The Company has established procedures to monitor compensation for employees subject to the compensation limits and to comply with the CARES Act Agreements. The Company reports its compliance to the U.S. Treasury on a quarterly basis.
To comply with the CARES Act compensation limits, the Committee has utilized a methodology that prioritized base salary and that implemented the required compensation reductions first from the long-term equity awards and, when necessary, additional amounts were deducted from STI awards. In anticipation of the expiration of the CARES Act Agreements on April 1, 2023, the Committee was able to approve a 2022 Program that was designed to return to a structure that more closely aligns with the Company’s pre-pandemic design. The 2022 Program design structure allowed the Committee to provide salary and target awards at the levels approved by the Committee in February 2022, however, a portion of the 2022 LTI award to Mr. Brett Hart was required to be delayed until May 2022 in order to comply with the 12-month rolling counting requirement of the CARES Act and the Company included additional performance and service based vesting requirements that extended into 2023 with respect to the Company’s STI program. See “—2022 Executive Compensation Program” for a discussion of the design and performance features of the 2022 Program.
Executive Compensation Governance Practices
Our executive compensation policies and practices include the following features, which we believe illustrate our commitment to our compensation obligations under the CARES Act Agreements, corporate governance “best practices,” and the core features of our compensation philosophy, including the focus on aligning executive pay to performance.
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•
Link pay to performance with multiple performance metrics aimed at stockholder value.   We utilize multiple performance metrics to motivate and reward achievements that we believe are complementary of one another and are designed to contribute to the long-term success of the Company and creation of stockholder value. During 2022, the NEOs held outstanding awards with performance metrics linked to NPS (absolute and relative), pre-tax margin (absolute), CASM-ex, United Next action items and aircraft utilization and availability to schedule metrics, and ESG initiatives based on environmental sustainability and DEI.

•
Pay is targeted with reference to peer group median levels.   The benchmarking review compares NEOs’ pay against publicly disclosed pay data from the peers on a size-adjusted basis and also references the raw median pay levels. The Committee balances the benchmarking results with additional factors, such as experience, knowledge, skills and capabilities, long-term leadership potential, performance and contributions to the Company, overall scope of responsibilities, historic pay levels, consideration for internal pay parity, and retention risks related to the competitive talent market for executives. Although pay is targeted with a reference to the peer group median levels, the CARES Act compensation limits represent a significant reduction to the competitive levels of total target compensation as compared to the intended target compensation.

•
Balanced peer group companies.   For 2022 compensation decisions, the Committee maintained consistency in the peer group used for compensation benchmarking in the prior year but removed Raytheon from the group based on its merger with United Technologies in 2020. Our peer group was selected to include well-run companies in general industry, with a primary focus on airlines, customer service-oriented companies in the travel industry, aerospace and transportation companies; companies of similar revenue size (i.e., 0.5-2.0 times the Company’s revenue, with a continued use of 2019 revenue levels for the December 2021 benchmarking review due to the skewing of 2020 revenue levels associated with the COVID-19 pandemic); and the largest U.S.-based airlines (regardless of revenue range). We have maintained these same standards for our peer group since 2011. In addition, we consider the compensation practices at our primary airline competitors (American, Delta and Southwest), which companies are included in our benchmarking peer group. See “Compensation Process and Oversight—Benchmarking.”

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Robust stock ownership requirements.   The Company maintains stock ownership guidelines for our NEOs based on a multiple of base salary ranging from 6x for the CEO, 4x for the President and 3x for EVPs. As of March 31, 2023, each of our NEOs was in compliance with the ownership guidelines. See “—Other Compensation Components and Matters—Stock Ownership Guidelines.”

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Prohibition on pledging and hedging.   We maintain a securities trading policy, which prohibits pledging and hedging Company securities by our officers and directors. See “Board and Corporate Governance Matters—Prohibition on Hedging and Pledging” for additional information on this policy. Our securities trading policy also provides for trading blackout periods and requires officers to pre-clear trades in Company securities with our Corporate Secretary’s Office.

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“Claw-back” provisions.   We have a claw-back policy that provides the Committee with discretion to require the return, repayment or forfeiture of any annual or LTI compensation payment or award to a covered executive if the Committee determines that the executive engaged in misconduct that resulted in a material violation of (i) federal or state law that caused a material adverse impact to the Company’s financial statements or reputation or (ii) the Company’s Code of Ethics and Business Conduct that caused a material adverse impact to the Company’s financial statements or reputation. All our NEOs are covered by the claw-back policy, which has a three-year look back period from the time of a triggering event. In addition, our stockholder approved incentive program includes claw-back provisions. The Company is reviewing its existing claw-back policy and will modify the policy to reflect the final Nasdaq Listing Rules that implement the compensation recovery requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act. See “Other Compensation Components and Matters—“Claw-back.”“

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•
Risk mitigation.   Our executive pay programs have been designed to discourage excessive risk-taking by our executives. On an annual basis, the Committee considers the design of our compensation programs and factors that reduce the risk to the Company and discourage excessive risk-taking by program participants. The Committee reviewed the Company’s compensation and benefits programs in 2022 and concluded that the programs did not create risks that are reasonably likely to have a material adverse effect on the Company.

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Standardized severance policies.   We maintain standardized severance benefits for our officers. These benefits are set forth in severance plans applicable by officer level. We believe that our severance benefits are in line with market practices and provide appropriate levels of separation compensation and are an important component of our compensation packages in terms of attracting and retaining top caliber talent and in defining terms and conditions of executive separation events.

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Annual Say-on-Pay vote.   We have adopted an annual policy for our Say-on-Pay vote as recommended by our stockholders at our 2017 annual meeting. At the Meeting, stockholders are being asked to vote on the “say-when-on-pay” proposal included in this Proxy Statement as Item 4. The Board recommends a vote in favor of maintaining an annual Say-on-Pay vote.

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Communication with investors.   We communicate with the investment community regarding our long-term strategy and relative to our operating, financial and customer satisfaction goals. Management and the Board strive to provide our investors with relevant and reliable information to provide transparency regarding our projections. During 2022, the Company engaged with stockholders on a number of ESG matters, including discussions related to sustainability, political spending and lobbying. We have engaged with our stockholders, including with participation by the Chairman of the Board, on a number of topics over the past year. Stockholders provided feedback on our LTI compensation program and the Company implemented design changes in our 2022 compensation program in response to such feedback. See “—Say-on-Pay Vote and Stockholder Engagement” above.

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“Double-trigger” change in control vesting.   Our LTI awards have “double-trigger” accelerated vesting provisions in connection with a change in control transaction. A “double-trigger” means that acceleration of vesting requires two events: first, a change in control; and second, a qualifying termination of employment, such as an involuntary termination without “cause.”

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No excise tax gross-ups.   Company policy prohibits excise tax indemnity for pay related to change in control transactions.

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Independent Compensation Committee.   The Committee is comprised solely of independent directors and considers and approves all compensation for our Section 16 reporting officers.

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Independent Compensation Consultant.   The Committee has retained an independent compensation consultant, who provides services directly to the Committee, and has adopted an “Independent Executive Compensation Consultant Conflict of Interest Policy.”

Linking Pay to Performance
The charts below show the allocation of 2022 targeted pay across base salary, STI, and LTI for our CEO, individually, and each of our other NEOs, averaged on a combined basis.
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The CEO-Target Compensation chart above is based on Mr. Kirby’s 2022 target compensation and the Other NEOs-Target Compensation chart above is based on the average 2022 target compensation of our remaining NEOs. In each case, the target compensation is calculated based on our 2022 Program design as approved by the Committee in March 2022.
The target compensation levels reflect the regular foundation of our executive pay program, and therefore do not include special one-time awards, including the transformation incentive award granted to each of the NEOs in September 2022, the 2022 recognition and retention award granted to Mr. Brett Hart in May 2022 and the 2022 long-term contingent cash award granted to Mr. Greg Hart in February 2022. These awards were deemed critical to address near-term challenges, and are viewed as temporary remediation measures as opposed to being representative of the Company’s typical annual compensation program.
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Our NEOs’ 2022 target compensation levels remained subject to the compensation limits of the CARES Act Agreements.   Employees who are subject to compensation limits under the CARES Act Agreements are each uniquely impacted depending on both their 2019 total compensation and their 2022 target compensation levels. Each of our NEOs remained subject to his or her 2019 total compensation level (as calculated pursuant to the SEC rules for presenting compensation in the Summary Compensation Table) until April 1, 2023.

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The 2022 STI awards reward performance linked to metrics that the Committee believed to be critical to the Company’s execution of our United Next strategy.

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The 2022 target LTI continues to represent the single largest component of our NEOs’ 2022 target compensation, representing approximately 74% of the 2022 target compensation for Mr. Kirby and an average of approximately 68% of the 2022 target compensation for our other NEOs.

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All of the 2022 LTI awards are structured to be settled in stock.   This design further links executives’ pay with stockholder financial interests.

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The 2022 LTI awards were equally divided between Performance-Based RSUs and time-vested RSUs with three-year performance or vesting periods. In light of the continued challenges in setting long-term performance goals in a way that would provide meaningful incentives to drive performance, the Committee approved a 2022 LTI design in which the Committee will establish the performance metrics and goals with respect to one-third of the Performance-Based RSU awards at the beginning of each year of the three-year performance period.

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•
The STI awards are designed to motivate and reward performance based on financial (CASM-ex), NPS, operational, and United Next results. These awards place a significant portion of 2022 target compensation opportunity at-risk as the value of the awards depends on the Company’s performance against the pre-established performance goals.

Compensation Process and Oversight
The Committee maintains a chart of work that outlines the annual calendar of activities to implement the Committee’s responsibilities set forth in the Committee charter. The Committee executes its responsibilities, including actions related to compensation of the NEOs, with guidance from an independent compensation consultant and analysis, support data and recommendations provided by management. The narrative below describes the processes related to executive compensation matters. The Committee makes all final decisions regarding the executive compensation program design, performance goals and the compensation levels of the Company’s executive officers following its review and consideration of all recommendations and data it deems appropriate.
Independent Compensation Consultant.   During 2022, final executive compensation decisions with respect to the NEOs were made by the Committee, after considering input from Exequity, the Committee’s independent compensation consultant. Exequity provides the Committee with background materials, including preparation of the benchmarking study described below, and participates in Committee meetings to support the Committee’s executive compensation decision-making process and to respond to questions. Exequity services also include consultation regarding the design of incentives, the composition of the peer group, and technical issues (such as CARES Act compliance and tax and accounting implications of pay) and assisting the Committee in performing an annual compensation risk assessment of the Company’s compensation programs. Exequity reports directly to the Committee, and the Committee has the sole authority to retain and terminate Exequity and to review and approve Exequity’s fees and other retention terms.
The Committee has adopted an “Independent Executive Compensation Consultant Conflict of Interest Policy” pursuant to which Exequity is required to provide the Committee with regular reports on any work that it performs for the Company. During 2022, Exequity did not perform any work on behalf of the Company other than the executive compensation services provided to the Committee and director compensation advice provided to the Nominating/Governance Committee. For additional information concerning the Committee, including its authority and the independent compensation consultant policy, see “Board and Corporate Governance Matters—Committees of the Board—Compensation Committee” above. The Committee has assessed the independence of Exequity pursuant to SEC rules and the Nasdaq Listing Rules and concluded that Exequity’s work for the Committee does not raise any conflicts of interest.
Management Analysis and Support.   The CEO attends Committee meetings and provides input to the Committee with respect to compensation of the management team other than himself. During 2022, Mr. Kirby attended the Committee meetings and had opportunities to provide input regarding individual performance assessments during executive sessions of the Committee. The Company’s Executive Vice President, Human Resources & Labor Relations and members of the human resources team prepare background and supporting materials for Committee meetings. As appropriate, the CFO and other members of the Company’s management team participate in discussions with the Committee relating to the Company’s financial plan, customer centricity initiatives and results, operational performance, strategic initiatives and proposed performance goals under the executive compensation program. Members of the Company’s internal audit group provide special reports to the Committee outlining the review of procedures and calculations relating to the degree of achievement of performance goals and payout of incentives for completed performance periods. The Committee regularly holds executive sessions to discuss executive compensation practices without members of management present.
Management’s annual planning process involves preparation of annual financial forecasts, capital expenditure budgets and the Company’s annual business plan. Based on the Company’s 2022 planning process and the financial budget approved by the Board, management developed and proposed performance goals under the 2022
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incentive compensation programs. Exequity reviewed these proposals in light of compensation trends, benchmarking and compensation risk factors and provided guidance to the Committee. The Committee made all final decisions regarding the 2022 Program design, performance goals and the compensation levels of the Company’s executive officers, including base salary and incentive award opportunities, following its review and consideration of recommendations and data it deemed appropriate. Mr. Greg Hart was designated by the Board as an executive officer of the Company in May 2022 based on his role as Executive Vice President and Chief Growth Officer and his significant involvement in the Company’s United Next efforts. The Committee made all 2022 compensation decisions with respect to Mr. Greg Hart that occurred after May 2022, with 2022 compensation decisions prior to that date made through the normal compensation processes of the Human Resources department and approved by the CEO. Because Mr. Greg Hart was subject to the CARES Act Agreements prior to his designation as an executive officer, his 2022 pay was also subject to restrictions based on his 2019 total compensation level.
Benchmarking.   We recruit and we compete to retain executives not only from within the airline industry, but also from across a broad spectrum of leading businesses. In preparation for the Committee’s annual compensation decision process, Exequity conducts an analysis of United’s compensation levels in comparison to pay levels among companies in a custom peer group to help identify the competitive positioning of United’s executive pay. The analysis covers United’s Section 16 reporting officers and compares United’s officers to peer company benchmarks in terms of base pay, target annual bonus opportunity, target total cash (base pay plus target annual incentive), LTI awards, and target total direct compensation (target cash plus LTI awards).
The Committee believes that the airline industry does not have enough size-relevant peers to identify reliable ranges of competitive market pay for our top executive talent. Accordingly, our benchmarking peer group represents a cross-section of the relevant airline peers and other comparably sized companies that the Committee believes are representative of the competitive talent market for United. Exequity noted that the relationship between revenue size and pay had been temporarily disrupted, observing that revenues have been disproportionately skewed by the pandemic, while target pay levels have not decreased in a corresponding way. For the pay study, in order to avoid distortive revenue-based pay regressions, Exequity retained reference to the peer group pre-pandemic revenues. The following primary factors are considered in identifying the most appropriate peer companies that are size-relevant (generally 0.5x-2.0x the Company’s revenue, with a continued use of 2019 revenue levels for the December 2021 benchmarking review due to the skewing of 2020 revenue levels associated with the COVID-19 pandemic) for compensation benchmarking purposes: the labor market for United’s executive talent, including a focus on geographic proximity; well-run companies in general industry, with a primary focus on the three most size-relevant U.S.-based airline peers (American, Delta and Southwest), other transportation companies, non-airline travel companies with a customer-centric dynamic and aerospace and defense companies. Using these factors as a guide, Raytheon was removed from the peer group for 2022 compensation decisions based on its size as a combined company after its 2020 merger with United Technologies. The competitive benchmarking analysis presented to the Committee in December 2021, in advance of the March 2022 compensation decisions, included the 16 comparator companies noted below.
•
3M Company

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American Airlines Group Inc.

•
The Boeing Company

•
Carnival Corporation

•
Caterpillar Inc.

•
Cummins Inc.

•
Deere & Company

•
Delta Air Lines, Inc.

•
FedEx Corporation

•
General Dynamics Corporation

•
Honeywell International Inc.

•
Marriott International, Inc.

•
Northrop Grumman Corporation

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Southwest Airlines Co.

•
Union Pacific Corporation

•
United Parcel Service, Inc.

As noted above, Exequity utilized two pay data sources to determine the competitive position of United’s executive pay relative to the peer group: (i) publicly disclosed pay information from the peer companies’ most recent proxy statements (in most cases, the 2021 proxy statement, reflecting 2020 pay data) was used for pay
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comparisons involving the named executive officers and (ii) private survey compensation data was used for positions below the proxy officer level.
For the pay study, in order to avoid distortive revenue-based pay regressions, Exequity retained reference to the peer group’s pre-pandemic revenues. Using pre-pandemic revenues, the 16 companies in the peer group had median annual revenue of approximately $38.0 billion, and the Company’s annual revenue for the same time period (2019) was $43.3 billion, which ranked at the 64th percentile relative to the peer group (compared to the 66th percentile in the prior-year study using the same revenue data but prior to the removal of Raytheon). The Company’s annual revenue for 2022 was $45.0 billion. The benchmarking report provides comparisons of the named executive officers’ pay against publicly disclosed pay data from the peers on a size-adjusted basis (derived by regressing peer group compensation against revenue size at United’s estimated revenue). Regression analysis is common in pay benchmarking and is used to predict what the peers likely would deliver in target pay at a company the size of United, based on the trend in the relationships between pay and revenue size among the peers. Given that United’s market capitalization was at the low end relative to the peer group, the pay study also provided results relative to raw pay medians (i.e., without adjustment for revenue size).
The benchmarking review compares total compensation opportunities for our executives to the market median (50th percentile) of our peer group. The Committee references both the size-adjusted median pay levels among the peers and the raw median pay levels. The report also provides details regarding pay mix in terms of the allocation of base pay, annual incentives and LTI awards as percentages of total target compensation for both the Company and the peer group. Total target compensation for our benchmarking purposes means the sum of base salary, target annual incentives and target LTI awards. Special awards and peer company awards that appear to have been intended to cover multiple years are annualized for the benchmarking comparison and pay level comparisons are considered both with and without these additional awards. As is customary in these types of pay studies, retirement benefits were not included in the benchmark comparison.
The Exequity benchmarking process compares the Company’s executive pay by position to the most similarly situated executive roles among the peer organizations. Data availability is greater for the CEO and CFO positions and pay comparisons for these roles were made solely against the CEO and CFO positions among the peer companies. United’s top roles other than the CEO and CFO vary significantly in nature from the peer’s proxy reported executives, so direct head-to-head role matching presents challenges in terms of identifying statistically significant peer data. For the remaining three proxy officers without a direct benchmark role comparison, Exequity considered matching roles based on pay rank within the proxy and with reference to other officer positions to provide a market reference that is aligned with the way the Company values these roles and to extrapolate pay trajectories across roles. The pay study review with the Committee includes specific discussion and consideration of the compensation packages provided at the airline peers, with primary focus on the size-relevant airlines (Delta and American).
The benchmarking study presented to the Committee in advance of the 2022 compensation decisions reflected United’s structural rates of pay (before reductions under the CARES Act Agreements) versus peer data that was generally one year old (based on proxy statement reported compensation), although in some cases the peer data provided updated pay levels. The Committee was advised that focusing on the pay structure this way (as opposed to the compensation rate under the CARES Act limits) would provide a view of the ultimate convergence of pay levels after the end of the CARES Act restrictions and a record of market-level pay that has been limited under the CARES Act Agreements.
The compensation information for our peer group is one factor utilized in setting total compensation for our executives. The Committee balances the benchmarking results with additional factors, such as each executive’s unique experience, knowledge, skills and capabilities, long-term leadership potential, performance and contributions to the Company, overall scope of responsibilities, historic pay levels, consideration for internal pay parity among our executives, and retention risks related to the competitive talent market for executives. In selected cases in which relevant pay information for a specific role is available from our primary airline peers (Delta and American), we reference that data as a supplemental benchmarking input, in addition to the combined data from the full peer
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set. The Committee reviews all these relevant factors but does not apply a specific weighting to the various factors. In addition, in the case of executives who are recruited to join the Company, the Committee references the executive’s pay at his or her prior employer to facilitate recruitment of top caliber executives. For executives promoted to a new role, the Committee considers opportunities to provide a gradual increase in the compensation package to the market median level over time and with growth in the position.
Tally Sheets.   Comprehensive tally sheets covering each of the Company’s Section 16 reporting officers are provided to the Committee annually in advance of the meeting at which incentive compensation performance targets and award level opportunities are set and at which compensation levels and annual incentive awards are considered and decisions are made. The tally sheets provide a summary for each executive of total targeted and actual compensation levels over a multi-year period and an accumulated summary of outstanding awards and estimated values. These tally sheets allow the Committee to make prospective pay decisions that are informed by compensation opportunities and earnings for past periods.
2022 Executive Compensation
The section provides discussion and analysis of:
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2022 NEO target compensation;

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2022 incentive compensation program design; and

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Other 2022 compensation awards, including transformation performance awards, a one-time individual retention award for Mr. Brett Hart and a one-time individual long-term contingent cash award for Mr. Greg Hart.

2022 NEO Target Compensation.
There were no salary or target compensation increases for any of the NEOs for 2022. The table below summarizes 2022 target compensation levels for the NEOs. The table and references to target compensation exclude the transformation incentive award granted to each of the NEOs in 2022, the 2022 recognition and retention award granted to Mr. Brett Hart and the 2022 long-term contingent cash award granted to Mr. Greg Hart.
2022 NEO Target Compensation
Name	Salary ($)	STI ($)	LTI Performance- Based RSU ($)	LTI Time-Vested RSU ($)	Total Target Compensation ($)
Scott Kirby	1,000,000	2,500,000	5,000,000	5,000,000	13,500,000
Brett Hart	775,000	1,356,250	2,906,250	2,906,250	7,943,750
Gregory Hart	850,000	901,000	1,593,750	1,593,750	4,938,500
Gerald Laderman	725,000	768,500	1,359,375	1,359,375	4,212,250
Linda Jojo	700,000	742,000	1,312,500	1,312,500	4,067,000
No changes were made to the NEO target compensation levels in 2022 or 2021.
In 2022, compensation decisions were considered and approved by the Committee through the compensation process described above (“—Compensation Process and Oversight”), including reference to the benchmarking data prepared by and reviewed with Exequity in December 2021, attention to peer compensation levels at American and Delta, and consideration of internal pay parity. However, NEO compensation levels in 2022 remained subject to the compensation limits under the CARES Act Agreements.
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The last target pay adjustments were approved by the Committee in 2020 in connection with promotions and to increase LTI target opportunities to provide a better pay mix more aligned with market surveys. These adjustments were made prior to the onset of the COVID-19 pandemic and implementation was restricted by the CARES Act compensation limits.
In anticipation of the expiration of the CARES Act Agreements and the compensation restrictions on April 1, 2023, the Committee was able to design the 2022 Program with features that are more closely aligned with the Company’s compensation structure prior to the COVID-19 pandemic. In implementing the CARES Act restrictions in 2022, the Committee continued to prioritize delivery of base salary and STI awards and determined that required compensation reductions would be made from 2022 LTI awards. Based on this priority, Mr. Brett Hart was not able to receive the full target value of his 2022 target opportunity in March 2022 and received a second LTI award in May 2022 once such award was permissible under the monthly rolling counting methodology pursuant to the CARES Act Agreements.
2022 Incentive Compensation Program Design
Our 2022 Program was designed to focus on the performance criteria that management and the Committee believed to be the critical drivers of the Company’s future success as it moved forward with implementation of our United Next strategy. The structure of the 2022 Program returned to features more aligned with our pre-pandemic compensation structure and reflected our implementation of stockholder feedback that we received in 2021. Specifically, the 2022 Program returned to including a long-term performance-based equity award as a key element of the LTI design and the time-vested equity awards returned to our historic three-year vesting cycle that applied in years prior to 2021. In addition, the 2022 Program returned to paying STI awards in the form of cash instead of in the form of Performance-Based RSUs. The STI design included additional performance and service-based vesting requirements that extended into 2023.
The performance measures in the 2022 program were approved by the Committee in March 2022 and were designed to (i) continue the progress that we have made improving the brand at United and (ii) prepare the Company for the significant growth ahead as we implement our United Next strategy. We believe that successful execution of these objectives will contribute to revenue gains and improvement in our cost structure relative to our airline peers.
We believe that our 2022 Program responds to concerns that we heard from stockholders with respect to our 2021 executive compensation program design and continues our efforts to promote our business objectives and compensation philosophy, while also being designed to comply with the compensation limits of our CARES Act Agreements.
2022 Short-term Incentive.
The 2022 Program includes a short-term cash incentive with opportunities equally weighted across performance measures based on (1) our United Next strategy; (2) CASM-ex; (3) NPS; and (4) key operational metrics, which are highlighted in the design graphic below:
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In addition to the above performance metrics measured during calendar year 2022, payout of the STI awards was contingent upon achievement of a cash liquidity hurdle ($8 billion) as of April 3, 2023 and continued employment through such date. This extended performance period was intended to provide retention through an important period related to execution of key United Next strategic actions.
The 2022 STI was structured with a target opportunity granted to each NEO (based on a percentage of base salary), with an entry payout equal to 50% of the target opportunity, target payout equal to 100% of the target opportunity, and a stretch payout equal to 200% of the target opportunity.
United Next.   Our United Next strategy provided the foundation for our 2022 Program design and reflects our commitments to improve the customer travel experience, provide enhanced travel opportunities for the communities we serve, and develop quality career opportunities for our employees. United Next action items represented 25% of the target opportunity under the 2022 STI and included identification of standards related to staffing plans, flight schedules, operations infrastructure and other elements necessary to fly aircraft as they are delivered. At the beginning of 2022, the Company identified 70 action items and this portfolio was expanded to over 400 initiatives by mid-2022. To encourage continued focus on these action items, the target level payout was intended to be challenging but achievable with strong management performance, and the stretch level was set to be difficult to achieve.
We believe that the Company’s significant investment in our people, infrastructure, aircraft and technology over the past few years, including the efforts toward the 2022 United Next action items, has benefited our operating environment and strengthened our ability to recover from operational challenges, such as the significant winter storms during the December 2022 holiday season, while also preparing the entire enterprise for significant growth.
The Committee reviewed supporting materials identifying completed items related to customers, real estate, digital technology, government affairs, human resources, inflight, airport operations, contact centers, the network operations center, safety and technical operations. Based on its review and discretion, the Committee determined that management’s efforts toward these goals achieved the stretch level of performance, resulting in achievement at 200% of the target level.
CASM-ex.   The CASM-ex metric represented 25% of the target opportunity under the 2022 STI award and results were measured based on performance during the 4th quarter of 2022. The 4th quarter CASM-ex metric was selected because management and the Committee believed that focus on this goal would well-position the Company for the significant growth related to United Next in 2023. CASM-ex is cost per available seat mile (or capacity) excluding fuel, profit sharing and third-party cost of sales.
The CASM-ex goal was set by the Committee so that performance would be reached by achieving strong CASM-ex results that would position the Company well for its CASM-ex goal for 2023 at the time the 2022 STI awards were granted in March 2022. The CASM-ex goals were set with reference to 2019 and with a sliding scale for adjustment based on available seat miles (“ASMs”) versus 2019. At 2019 ASM capacity levels, the target CASM-ex goal was set at 2.8%, and the entry level represented CASM-ex 2% above target level and stretch level represented performance 1% below target level. In designing the metric and measuring Company performance, the Committee had discretion to make adjustments for circumstances outside management’s control such as: geopolitical issues (such as border closures arising from the Ukraine conflict); extended COVID-19 impacts; issues that hamper widebody or long-haul international travel (such as a volcano or 5G matters); delays in Boeing aircraft deliveries; aircraft groundings (including further delays in the Company’s Boeing 777 aircraft); and unusual headwinds related to lower regional flying.
The Company improved its 4th quarter 2022 CASM-ex by almost 7 percentage points versus the 1st quarter 2022, as compared to 2019, as the Company focused on operational reliability. The Committee reviewed details of the Company’s performance results and determined that the Company achieved performance between the entry and target level goals, resulting in achievement at 96% of the target level.
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Net Promoter Score.   NPS provides a measure of how customers feel about the United brand. The 2022 NPS performance metric represented 25% of the target opportunity under the 2022 STI award and was based on internal surveys which reflect the Company’s flying population and calculate the number of promoters and detractors when answering the question “How likely are you to recommend United Airlines to a friend, relative, or colleague?” To balance survey response levels, the responses are stratified to match our A:00 performance and the mix of mainline and United Express customers, are balanced between domestic and international customers, and are normalized to match our 2018 Basic Economy mix to provide consistency in year-to-year comparisons.
The 2022 NPS goals were set in consideration of the results achieved in 2019-2021 and projections for 2022. To encourage continued focus on this metric, the entry level goal was set to be reasonably achievable and significantly higher than 2019 performance results, the target level goal was intended to be achievable with continued strong results and was set as a performance range with the bottom of the range equal to 2020 results and the top set just above 2021 actual results, and the stretch and entry levels were set 4 points above and below, respectively, the target range. The Company’s 2022 NPS results were slightly lower than 2020 levels, which represents performance between the entry and target goals resulting in achievement of the 2022 NPS goal at 88% of the target level.
Operational Performance.   Operational performance is a key driver of NPS results and our operational success provides a foundation for our United Next strategy. The 2022 operational metrics were selected with a recognition that returning to 2019 operating levels would be impacted by a number of industry factors, including short-term airspace and runway congestion, continued supply chain issues, continuing COVID-19 associated government requirements related to travel, and staffing issues, including system-wide challenges for airlines, vendors and government partners. The 2022 operational metrics represented 25% of the target opportunity under the 2022 STI award and results were measured based on customer D:00, mishandled baggage rate, and flight completion. These operational metrics were selected because they are correlated to customer satisfaction, particularly D:00, and are a key indicators of operational reliability. The customer D:00 performance metric reflects our on-time departure rate and is customer-based because it excludes delays related to application of our Connection Saver tool, which is our automated process for determining which flights to hold for connecting passengers.
For 2022, the operational goals were set based on 2019 levels measured by location and performance results were heavily weighted to the 4th quarter, with overall weighting as follows: first quarter 2022—10%; second quarter 2022—15%; third quarter 2022—20%; and fourth quarter 2022—55%. To encourage continued focus on these action items, the target level goals were intended to be challenging but achievable with strong management performance. The entry and stretch level goals with respect to D:00 were set at 4 points above and below the target goal and the entry and stretch level goals for mishandled baggage rate and flight completion were set at 1 point above and below the target goal.
The Committee determined that the Company achieved performance between the entry and target level goals, resulting in achievement at 80% of the target level.
Cash Liquidity Hurdle.   In addition to the above performance metrics measured during calendar year 2022, payout of the STI awards was contingent on the achievement of a cash liquidity hurdle ($8 billion) as of the end of the performance period on April 3, 2023, which hurdle was achieved.
Summary of 2022 STI Results.   Below is a summary of the Company’s overall performance under the 2022 STI awards. These awards were earned based on performance beginning in 2022 through April 2023 and will be included in the 2023 Summary Compensation Table in the proxy statement for the Company’s 2024 annual meeting of stockholders.
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2022 Short-term Incentive
• Cash-settled award
• Performance Period: January 1, 2022 – April 3, 2023
• Calendar year goals:
25%-United Next action items	200%
25%-NPS	88%
25%-CASM-ex (measured in 4th quarter 2022)	96%
25%-Operational Performance	80%
Total Performance Level Achieved	116%
• Other STI vesting conditions:
Liquidity Hurdle ($8 billion) at April 3, 2023	✓
Continued employment requirement through April 3, 2023	✓
2022 Long-term Incentives.
For 2022, the Committee approved a compensation design that returns to LTI opportunities that are structured as 50% Performance-Based RSUs and 50% time-vested RSUs, each of which are stock-settled with three-year performance or vesting periods. In the decision process related to approving the 2022 Program, the Committee considered feedback from stockholders related to the 2021 incentive program design, which disfavored the shortened vesting period applicable to the 2021 time-vested awards and the lack of a 2021 performance-based LTI award.
The graphic below outlines the key elements of the 2022 LTI awards.
All the LTIs granted in 2022 are stock-settled and thus are directly linked to the Company’s stock price performance. Under the 2022 Program approved by the Committee in March 2022, the LTI target opportunity was equally divided between the following two award types:
•
Performance-Based RSUs: Designed to reward performance based on environmental sustainability and DEI; CASM-ex; and United Next metrics linked to aircraft utilization and availability to schedule; and

•
Time-vested RSUs: Intended to align executives’ interests with the creation of stockholder value and retain executives over the three-year vesting period.

2022 Performance-Based RSUs.   For the 2022 Performance-Based RSUs, the Committee included the following performance metrics: a financial metric based on CASM-ex (40% of the long-term performance target opportunity); United Next metrics based on aircraft utilization and availability to schedule (40% of the long-term
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performance target opportunity); and ESG metrics based on environmental sustainability and DEI (20% of the long-term performance target opportunity).
With reference to continued uncertainty in the business environment and the particular volatility facing the Company in recent years in light of the unique adverse impacts of the COVID-19 pandemic on the travel industry, the Committee acknowledged the on-going general market and industry-specific challenges of selecting appropriate long-term performance metrics and establishing related long-term performance goals over a three-year performance period. Based on this concern and a desire to design a long-term performance award that would provide meaningful incentives to drive performance, the Committee designed the Performance-Based RSUs so that the performance metrics and goals are set in one-third increments at the beginning of each year of the three-year performance period (January 1, 2022 – December 31, 2024). The Committee will set goals for the remaining two-thirds of the Performance-Based RSU awards in each of 2023 and 2024. Award holders vest in these awards over the full three-year performance period.
The 2022 Performance-Based RSU awards have an entry opportunity equal to 50% of the target award value, a target opportunity of 100% of the target award value, and a maximum or “stretch” opportunity equal to 200% of the target award value. Payment opportunities under awards are subject to linear interpolation between performance levels. In accordance with ASC Topic 718, Compensation – Stock Compensation (“ASC Topic 718”) and applicable SEC disclosure rules, and as noted in the 2022 Summary Compensation Table below, the grant date fair value with respect to the first one-third of the awards is reflected at the target level based on the deemed probability of satisfaction of the required performance conditions as of the grant date. In accordance with ASC Topic 718 and applicable SEC disclosure rules, the grant date fair value with respect to the second and third portions of the awards will be reflected in the 2023 Summary Compensation Table and the 2024 Summary Compensation Table, respectively, based on the years in which the underlying performance conditions are set.
Below is a description of the performance metrics applicable to the first one-third of the 2022 Performance-Based RSU awards:
Financial Metric—CASM-ex.
In setting a financial metric for the first one-third of the Performance-Based RSU award, the Committee considered that in 2022 the Company would be focused on preparing for the execution of the United Next strategy and funding additional investments in the customer experience. In that regard, the Committee determined that measuring the Company’s CASM-ex performance in fiscal year 2023 (measured in comparison to fiscal year 2019) is an appropriate metric for the 2022 LTI in order to drive performance in 2022 and 2023. The award measures CASM-ex as the Company’s cost per available seat mile (or capacity), excluding fuel, profit sharing and third-party cost of sales.
The CASM-ex goal in our 2022 long-term incentive was set by the Committee so that target level performance would be reached by achieving CASM-ex results consistent with our 2023 commitments to our investors at the time those goals were established in March 2022. The entry and stretch levels represent a range of 3% below and above target levels, respectively. The CASM-ex goals were set with reference to 2019 and with a sliding scale for adjustment based on available seat miles versus 2019.
This CASM-ex metric is different than the measure used in the 2022 STI and reflects both a longer performance period (full year) and a period that is later than the measurement period used in the 2022 STI awards. Use of this metric in the 2022 LTI awards is intended to motivate performance with respect to 2022 strategic actions that would provide the foundation for future cost performance results.
United Next Metrics.
The United Next metrics were selected to focus management efforts in 2022 and 2023 on taking the steps necessary to prepare the Company and its operations for the significant volume of new aircraft expected to be
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added to the network in 2023. Upon successful execution of these actions, the goal of the United Next LTI metrics is that the Company will fly the fleet in 2023 at traditional levels, as discussed further below.
The aircraft utilization and aircraft available to schedule metrics included in the 2022 LTI awards are different than the United Next metrics included in the 2022 STI awards both with respect to the measurement period and the underlying performance metrics. The 2022 LTI measures performance results in 2023 and has specific performance measures related to aircraft versus the United Next list of a broad range of strategic action items in 2022 that were used as a performance driver across the entire airline under the 2022 STI awards.
Aircraft Utilization.   Aircraft utilization is defined as block hours flown per available aircraft per day. The utilization will be dependent on macro-economic factors, including international recovery/border restrictions, continued pandemic impacts and aircraft delivery delays and the Committee considered factors that could impact structural utilization rates.
The aircraft utilization goal set by the Committee in 2022 will be measured based on 2023 performance and was set so that target level performance would be reached by achieving utilization rates that reflected the outlook and “base case” schedules at the time the goals were set. The entry and stretch levels represent a range of 2% below and above target levels, respectively.
The utilization goal is non-consolidated and measured quarterly with a 50/50 weighting of narrowbody and widebody aircraft. The metric emphasizes the importance of our forecasted busy summer travel schedule in the third quarter, with overall weighting as follows: first quarter 2023—10%; second quarter 2023—25%; third quarter 2023—40%; and fourth quarter 2023—25%.
Aircraft Available to Schedule.    Aircraft available to schedule is calculated as total aircraft in the fleet minus out-of-service aircraft due to maintenance, commercial projects, spares, paint, charters, and delivery/induction timing. The aircraft available to schedule goals for the Performance-Based RSU awards were set based on the Company’s then most current 2023 projections and 2017-2019 historic schedules.
The aircraft available to schedule goal set by the Committee in 2022 will be measured based on 2023 performance and was set so that target level performance would be reached by achieving quarterly rates that reflected the outlook and aircraft service plan at the time the goals were set. The entry and stretch levels represent a range of 1% below and above target levels, respectively.
The aircraft available to schedule goal is measured quarterly on a consolidated basis with a 50/50 weighting of narrowbody and widebody aircraft and with equal weighting of 25% in each quarter of 2023. The quarterly goals reflect differing expectations regarding the narrowbody and widebody fleets.
In designing the CASM-ex and United Next metrics and measuring Company performance, the Committee retained the discretion to make adjustments for items outside management control, such as geopolitical issues (such as border closures arising from the Ukraine conflict); extended COVID-19 impacts; delays in Boeing aircraft deliveries; and aircraft groundings (including further delays in the Company’s Boeing 777 aircraft). The CASM-ex metric also allows the Committee to consider unanticipated issues that hamper widebody or long-haul international travel (such as a volcano or 5G matters) or related to lower regional flying.
ESG Metrics
Environmental Sustainability.   The 2022 Program promotes our commitments and leadership with regard to sustainable aviation through the inclusion of a performance metric that specifies action items to support the Company’s efforts toward achieving the goals of the Paris Climate Agreement, achieving operational excellence and engaging customers and employees in United’s transition to cleaner flying.
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For 2022 goals, the Committee approved a performance guideline based on the number of actions completed from a list of targeted environmental sustainability action items designed to enhance our progress toward achieving our decarbonization goals and to engage our employees, customers and other stakeholders in our decarbonization and other sustainability efforts.
DEI.   The 2022 Program promotes our commitments to DEI through a performance metric that specifies action items to increase diverse representation, introduce new employment pathways to United for underrepresented groups, assess and refine our human resources practices and policies through a DEI lens, and specified progress toward United’s goal of joining the Billion Dollar Roundtable (a supplier diversity achievement) by 2025.
For 2022 goals, the Committee approved a performance guideline based on the number of actions completed from a list of targeted DEI action items designed to advance United’s DEI efforts in support of our employees, our customers and the communities we serve.
Time-vested RSUs.   The other portion of the 2022 LTI opportunity was delivered in the form of time-vested and stock-settled RSU awards that vest in one-third increments on February 28, 2023, 2024 and 2025, subject to continued service requirements. These awards were granted pursuant to the Company’s 2021 Plan and the number of RSUs granted was calculated based on the target opportunity value divided by the closing price per share of Common Stock on the date of grant.
Other 2022 Compensation Awards
2022 Performance-based Transformation Incentive Awards.   On September 22, 2022, the Committee approved performance-based incentive awards (“Transformation Incentive Awards”) that were designed to motivate, retain and reward the executive team for certain transformational work necessary for execution of the Company’s United Next strategy.
In approving the Transformation Incentive Awards, the Committee consulted with its independent compensation consultant and considered the benchmarking results provided in December 2021. Based on such review, the Committee noted that the NEO 2022 target pay levels were significantly below the median levels of the peer group comparisons and the Committee determined that it was appropriate and in the best interest of the Company to provide an additional incentive performance award opportunity to the NEOs to enhance retention through performance rewards linked to the Company’s key strategic initiatives. As further discussed in the introductory section of this CD&A, based on scheduled aircraft deliveries, United is expected to be a 40%-50% larger airline based on ASMs with significant customer experience improvements by 2026. The Transformation Incentive Awards provide an incentive opportunity of 50% to 150% of the target opportunity (or 0%-150% with respect to Mr. Kirby) based on the achievement of a pre-established human capital performance goal during the period January 1, 2023 through June 30, 2025, with an additional service-based vesting condition over a three-year period beginning September 22, 2022 and ending September 22, 2025. The performance goal was designed to be achievable if the Company executed on its strategic operating plan during the performance period. For recipients other than Mr. Kirby, the Transformation Incentive Award vests 25% of the target opportunity on each of September 22, 2023 and September 22, 2024, subject to the recipient’s continued employment with the Company through the applicable vesting dates. For Mr. Kirby, his Transformation Incentive Award does not include interim vesting dates and his entire Transformation Incentive Award opportunity vests on September 22, 2025 based on performance achieved through the end of the performance period, subject to his continued employment with the Company through the vesting date. Following September 22, 2025, recipients will receive the portion of their target opportunity earned based on the achievement of the underlying performance goal, reduced by the amounts received on the interim vesting dates for recipients other than Mr. Kirby. The Transformation Incentive Awards provide for pro-rata vesting in the event of certain qualifying terminations of employment and are subject to compliance with the CARES Act Agreements.
The target opportunities for the Transformation Incentive Awards granted to the Company’s NEOs are as follows: Mr. Kirby—$3,000,000 and 58,055 Performance-Based RSUs; Mr. Brett Hart—$3,500,000; Mr. Greg
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Hart—$1,000,000; Mr. Laderman—$1,500,000; and Ms. Jojo—$2,000,000. The RSU portion of Mr. Kirby’s Transformation Incentive Award will be settled in shares of Common Stock upon vesting. The remainder of Mr. Kirby’s total Transformation Incentive Award opportunity and all of the Transformation Incentive Awards to each of the other executives was granted in the form of a cash performance incentive award. These levels of Transformation Incentive Awards were deemed appropriate by the Committee in consultation with the independent compensation consultant based on the size of the gap in pay levels of the executive officers as compared to the peer group, together with an analysis of the competitive range of median practice for retention awards for each NEO’s level.
Retention and Recognition Award to United’s President.   On May 25, 2022, the Committee approved a one-time retention and recognition award (“Retention Award”) to Mr. Brett Hart. The Retention Award has a total cash payment opportunity of $4 million, with 75% vesting on May 25, 2023, and the remaining 25% vesting on May 25, 2024, with each payment contingent on Mr. Hart’s continued employment with the Company through the applicable vesting date. The Committee approved this individual Retention Award in recognition that Mr. Hart’s compensation had been significantly impacted by the compensation limits under the CARES Act Agreements given that he was promoted to the role of President in 2020 after the compensation limits were in place. The Retention Award is also in recognition of the expansion of Mr. Hart’s role since his 2020 promotion, including his oversight responsibility for airport operations, technical operations and flight operations. Further, the Committee recognizes that Mr. Hart has executive leadership skills and experience that are highly desired by other leading organizations.
Long-term Contingent Cash Award.   In February 2022, the Company granted Mr. Greg Hart a long-term cash award with a contingent payment opportunity equal to three times his base salary level. The award is contingent upon his continued employment with the Company through the later of (i) March 1, 2024 or (ii) the expiration of the CARES Act restricted period. The award is payable in full to Mr. Hart or his estate if his employment is terminated by reason of death or disability. This award is structured consistent with long-term contingent cash awards granted in 2021 to the other NEOs, which were intended to enhance the Company’s ability to retain our management team during the pandemic, particularly as our management team has marketable skills that are highly valued and transferable to other companies, including companies in industries that were not as adversely impacted by COVID-19 or subject to compensation limits under the CARES Act.
Settlement of Long-term Incentives for the 2020-2022 Performance Period
2022 was the final year of the three-year performance period applicable to the 2020 Performance-Based RSUs. The 2020 Performance-Based RSUs were stock-settled and vested based on an absolute pre-tax margin financial performance metric (60% of the target opportunity) and a customer satisfaction metric (40% of the target opportunity). We believe that this design has appropriately motivated performance as evidenced by our 2022 pre-tax margin results that have outperformed the industry and by United’s NPS scores which have improved by over 30 points since 2018. The awards provided an entry opportunity equal to 50% of the target award value, a target opportunity equal to 100% of the target award value, and a maximum or “stretch” opportunity equal to 200% of the target award value, with payment opportunities subject to linear interpolation between performance levels.
Financial Metric—Absolute Pre-tax Margin.   The financial portion of the 2020 Performance-Based RSU awards vested based on the Company’s absolute pre-tax margin performance. The 2020 Performance-Based RSU awards were granted in February 2020 and, in recognition of the uncertainty surrounding the Company’s 2020 financial plan in light of the early impacts of the then-emerging novel coronavirus, the Committee assumed that any potential impacts from the coronavirus would be concluded by 2020 and set the pre-tax margin goals to be measured over the 2021-2022 period.
The awards also provided that results would be calibrated based on certain impacts that diverged from then-existing assumptions. Assumptions that were included in setting the goals for the 2020 Performance-Based RSU awards were that COVID-19 would not become a global pandemic and the industry would fully recover from its impacts by the end of 2020 and that the B-737 MAX aircraft would be returned to service in September 2020
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(these were referenced as the “baseline assumptions” with respect to the 2020 Performance-Based RSU awards). The World Health Organization declared the COVID-19 outbreak to be a global pandemic in March 2020 and the Company returned the B-737 MAX aircraft to service in February 2021.
The pre-tax margin performance goal for the 2020-2022 performance period was set by the Committee so that target level performance would be reached by achieving pre-tax margin results representing the average of forecast levels and aligned with the Company’s earnings per share guidance provided to investors at the time the goals were set. The target financial performance goal under the 2020 Performance-Based RSUs was set at an average adjusted pre-tax margin of 8.75%, with the entry and stretch levels representing a range of 14% below and above the target goal, respectively.
Based on its review and discussion, the Committee determined that the Company achieved adjusted pre-tax margin of 10.6%, slightly above the stretch level, after calibration for the impact of the COVID-19 pandemic in excess of the 2020 baseline assumptions as specified under the terms of the 2020 Performance-Based RSU awards. In evaluating the COVID-19 impacts, factors considered by the Committee included United’s domestic and international capacity reductions during 2021 and 2022 as compared to scheduled growth at the time the awards were granted, CASM-ex estimated increases during 2021 and 2022 absent the disruption of the pandemic, and impacts on interest expense in 2021 and 2022 associated with debt increases necessitated by the pandemic.
The following definitions applied to the calculation of the Company’s pre-tax margin performance under the 2020 Performance-Based RSU awards:
“Pre-tax margin” means the Company’s reported Pre-tax Income (defined below) divided by the Company’s revenue (determined on a consolidated basis based on the regularly prepared and publicly available statements of operations of the Company prepared in accordance with applicable accounting rules), averaged for calendar 2021 and 2022; provided, however, that such revenue for each calendar year was adjusted to exclude any item determined to be special, extraordinary or unusual in nature or infrequent in occurrence as determined by the Committee in accordance with applicable accounting rules.
“Pre-tax Income” means, for each calendar year, the Company’s aggregate consolidated net income adjusted to exclude reported income taxes of the Company for such year. Pre-tax Income shall be determined based on the regularly prepared and publicly available statements of operations of the Company prepared in accordance with applicable accounting rules; provided, however, that Pre-tax Income would be adjusted to exclude (i) write-offs of assets (including aircraft and associated parts), (ii) one-time gains or losses from the disposal of assets, and (iii) any other item of gain, income, loss, or expense determined to be special, extraordinary or unusual in nature or infrequent in occurrence, in each case under clauses (i), (ii) and (iii) as determined by the Committee in accordance with applicable accounting rules.
Customer Metric—Relative NPS.   The customer centric portion of the 2020 Performance-Based RSU awards measured the Company’s relative NPS results as compared to American and Delta using third party survey results. This metric was selected to further emphasize the Company’s focus on building the United brand into the preferred airline of choice for travelers. Performance results for this metric measured quarterly NPS differences between United and each of American and Delta and the results were averaged over the 12 quarters of the performance period and compared to results from the fourth quarter of 2019 as a baseline. The awards also allowed the Committee discretion to consider results based on other external survey sources.
To encourage continued focus on the NPS metric, the NPS goal for the 2020-2022 performance period was set by the Committee so that the entry level would be reasonably achievable through maintaining performance slightly higher than 2019 results, the target was set to be achievable with continued positive improvement, and the stretch level was set substantially higher than 2019 levels but was considered to be achievable given the Company’s momentum and planned customer investments and focus. With respect to the NPS performance goal, the Company did not meet the entry level set for this metric and no amount was earned with respect to this portion of the 2020 Performance-Based RSU awards.
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Summary of 2020-2022 Performance-Based RSU Results.   Below is a summary of the Company’s combined performance results under the financial and customer satisfaction metrics of the 2020 Performance-Based RSU awards. The awards vested at the end of 2022 and were settled in the first quarter of 2023 and are included in the “Option Exercises and Stock Vested for 2022” table.
2020 Performance-Based RSUs
• Performance and Vesting Period: January 1, 2020 – December 31, 2022
• Performance goals:
60%-Absolute Pre-tax Margin (2020-2022)	200%
40%-Relative NPS	0%
Total Performance Level Achieved	120%
Other Compensation Components and Matters
Retirement Benefits.   The Company maintains a tax qualified 401(k) plan and an excess 401(k) cash direct and cash match program for management and administrative employees, including the named executive officers. We believe these benefits encourage retention and are part of delivering an overall competitive pay package necessary to recruit and retain talented executives.
Perquisites.   We offer our officers certain perquisites that we believe are generally consistent with those provided to executives at similar levels at companies within the airline industry and general industry groups. We believe that providing certain benefits to our executives, rather than cash, enhances retention, results in a cost savings to the Company and strengthens our relationships with our executives. For example, travel privileges on United flights provide the opportunity to become familiar with our network, product, and locations and to interact with customers and employees. The incremental cost to the Company of providing such flight benefits is minimal, while we believe the Company benefits from providing these benefits and the value of these benefits to the officers is perceived by them to be high. Consistent with historic practice and the travel policies at other airlines, the Company provides tax indemnification, subject to an annual limit, on the travel benefits provided to active and certain former officers. The Company has eliminated tax indemnification for post-separation perquisites provided to officers who did not have a pre-existing contractual right to post-separation indemnity as of the date the policy was adopted. Mr. Laderman is the only NEO who retains this legacy tax indemnity. Other benefits are primarily linked to maintaining the health of our executives and to financial and tax planning assistance. Please refer to the “All Other Compensation” column of the 2022 Summary Compensation Table and the footnotes thereto for additional information regarding perquisites.
Severance.   We maintain standardized severance plans for our officers that are applicable by officer level and set forth the benefits, terms and conditions that apply upon officer termination events. Each of our NEOs is covered by the terms of the Company’s Executive Severance Plan, which provides for certain payments and benefits upon qualifying termination events, as described in “Potential Payments Upon Termination or Change in Control” below. Based on the advice of Exequity, we believe that our severance benefits are in line with market practices and provide appropriate levels of compensation and terms and conditions related to executive separations. Further, we believe that these arrangements are an important component of our compensation packages in terms of attracting and retaining top caliber talent in senior leadership roles and in defining terms and conditions of executive separation events. See “Potential Payments upon Termination or Change in Control” below for a discussion and estimate of the potential compensation and benefits provided pursuant to these arrangements.
“Claw-back”.   The Company currently maintains a claw-back policy approved by the Committee that applies to annual and LTI compensation of covered executives upon specified triggering events. The policy provides the Committee with discretion to require the return, repayment or forfeiture of any annual or LTI compensation payment or award to a covered executive if the Committee determines that a covered executive engaged in misconduct that resulted in a material violation of (i) federal or state law that caused a material adverse impact to the Company’s financial statements or reputation or (ii) the Company’s Code of Ethics and Business Conduct
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that caused a material adverse impact to the Company’s financial statements or reputation. All our NEOs, as well as any other “executive officer” as defined under Rule 3b-7 under the Exchange Act, are covered by the enhanced claw-back policy. The policy includes a three-year look back period from the time of a triggering event. In addition, the 2021 Plan and our short-term and LTI awards include claw-back provisions requiring the return of awards, and any cash payment or shares delivered pursuant to such awards, pursuant to any claw-back policy that the Company may adopt from time to time. The Company is reviewing its existing claw-back policy and will modify the policy to reflect the final Nasdaq Listing Rules that implement the compensation recovery requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act or as otherwise required by law.
Stock Ownership Guidelines.   The Company’s officer stock ownership guidelines are based on a multiple of base salary as set forth below. We believe that the current levels of stock ownership specified in our stock ownership guidelines provide an appropriate balance between keeping executive stock ownership at a level that supports alignment with stockholder interests while also providing officers sufficient flexibility. Shares held directly by the officers and outstanding time-vested RSU awards are counted toward the ownership guidelines. Performance-Based RSUs and stock options do not count toward the ownership requirements. We also maintain stock ownership guidelines that apply to our non-employee directors, which are described in “2022 Director Compensation.”
Officer Level	Stock Ownership Guideline as a multiple of Base Salary
Chief Executive Officer	6x
President	4x
Executive Vice President	3x
Senior Vice President	2x
Vice President	1x
All of our NEOs were in compliance with the stock ownership guidelines as of March 31, 2023.
Securities Trading Policy; Prohibition on Pledging and Hedging.   Our securities trading policy prohibits speculative and derivative trading and short selling with respect to our securities by all officers and directors. Our securities trading policy also prohibits pledging and hedging Company securities by our officers and directors. See also “Board and Corporate Governance Matters—Prohibition on Pledging and Hedging” above.
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Compensation Committee Report
The Compensation Committee has reviewed and discussed the CD&A with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement and the 2022 Form 10-K.
Respectfully submitted,
Compensation Committee
James M. Whitehurst, Chair
Carolyn Corvi
Matthew Friend
James A. C. Kennedy
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2022 Summary Compensation Table
The following table provides information regarding (i) the Company’s principal executive officer during 2022 (Scott Kirby), (ii) the Company’s principal financial officer during 2022 (Gerry Laderman), and (iii) the three other most highly compensated executive officers in 2022 (Brett Hart, Gregory Hart and Linda Jojo) determined in accordance with applicable SEC disclosure rules. The table provides information for 2022 and, to the extent required by applicable SEC disclosure rules, 2021 and 2020.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value ($)(3)	All Other Compensation ($)(4)	Total ($)(5)
Scott Kirby	2022	1,000,000	—	8,666,624	—	—	—	129,978	9,796,602
Chief Executive Officer	2021	1,000,000	—	8,729,907	—	—	—	115,157	9,845,064
	2020	167,716	—	8,585,093	—	—	—	139,045	8,891,854
Brett Hart	2022	775,000	—	2,603,683	—	—	—	100,912	3,479,595
President	2021	775,000	—	2,612,131	—	—	—	89,252	3,476,383
	2020	229,263	—	4,706,354	—	—	—	110,152	5,045,769
Gregory Hart	2022	850,000	—	2,124,938	—	—	—	124,014	3,098,952
Executive Vice President and Chief Growth Officer
Gerald Laderman	2022	725,000	—	1,812,439	—	—	—	115,939	2,653,378
Executive Vice President and Chief Financial Officer	2021	725,000	—	2,433,762	—	—	—	107,169	3,265,931
	2020	573,943	—	2,718,804	—	—	9,217	172,361	3,474,325
Linda Jojo	2022	700,005	—	1,749,976	—	—	—	87,601	2,537,582
Executive Vice President and Chief Customer Officer	2021	700,005	—	2,438,720	—	—	—	81,092	3,219,817
	2020	554,153	—	3,625,046	—	—	—	131,080	4,310,279

(1)
Scott Kirby, our CEO, and Brett Hart, our President, each waived 100% of his 2020 base salary for portions of 2020 in recognition of the impact of the COVID-19 pandemic on the Company’s business and to lead by example. Our remaining NEOs also waived portions of their salaries during 2020.

(2)
For each named executive officer, the amount shown represents the grant date fair value of (i) 2022 long-term Performance-Based RSUs and (ii) 2022 long-term time-vested RSU awards, in each case determined in accordance with ASC Topic 718. As discussed in the CD&A, the Committee designed the Performance-Based RSUs so that the performance metrics and goals are set in one-third increments at the beginning of each year of the three-year performance Period (January 1, 2022 – December 31, 2024). The Committee will set goals for the remaining two-thirds of the Performance-Based RSU awards in each of 2023 and 2024.

2022 Performance-Based RSUs.   In accordance with the SEC disclosure rules, the aggregate grant date fair value of the first one-third of the 2022 long-term Performance-Based RSUs has been determined based on the probable satisfaction of the performance condition for those awards as of the date of grant and the closing price per share of Common Stock on the date of grant. In accordance with ASC Topic 718, the grant date fair value of the first one-third of the 2022 Performance-Based RSUs is calculated at the target level of performance based on the probable satisfaction of the required CASM-ex, United Next (aircraft utilization and availability to schedule), and ESG (sustainability and DEI) performance conditions as of the grant date. In accordance with ASC Topic 718 and applicable SEC disclosure rules, the grant date fair value with respect to the second and third portions of the awards will be reflected in the 2023 Summary Compensation Table and 2024 Summary Compensation Table, as applicable.
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The following table reflects the aggregate grant date fair value of (i) the 2022 long-term Performance-Based RSUs at the maximum or “stretch” level (200% of the target level) and (ii) the equity portion of the Transformation Incentive Award granted to Mr. Kirby as a Performance-Based RSU at the maximum or “stretch” level (150% of the target level), in each case using the closing price per share of Common Stock on the date of grant (as referenced in the table below).
	Grant Date	Closing Share Price on the Grant Date ($/Sh)	Long-term 2022 Performance-Based RSUs Maximum Value ($)	Transformation Incentive Performance-Based RSUs Maximum Value ($)
Scott Kirby	3/07/22	31.20	3,333,284	—
Scott Kirby	9/22/22	34.45	—	2,999,993
Brett Hart	3/07/22	31.20	1,937,458	—
Gregory Hart	3/07/22	31.20	1,062,422	—
Gerald Laderman	3/07/22	31.20	906,172	—
Linda Jojo	3/07/22	31.20	874,972	—
Time-vested RSUs.   For the time-vested RSU awards, the grant date fair value was calculated by multiplying the number of RSUs awarded by the closing price per share of Common Stock on the date of grant. See the footnotes to the Grants of Plan-Based Awards for 2022 table below for the share price on the date of grant.
The target performance value of the 2022 LTI awards on the date of grant is calculated based on the closing stock price on the date of grant and fractional amounts are rounded down.
(3)
Prior to the 2010 merger, Messrs. G. Hart and Laderman participated in pension benefits provided as part of the compensation program of Continental Airlines, including the Continental Retirement Plan (“CARP”) and also, with respect to Mr. Laderman, a pre-merger supplemental executive retirement plan (“SERP”). None of the other NEOs participate in the pension benefits. The amounts are calculated based on the difference in the present value of accumulated benefits determined as of December 31, 2022 and December 31, 2021. These benefits are frozen, but the values of the frozen benefits continue to fluctuate based on changes in actuarial assumptions and the passage of time. For the period from December 31, 2021 to December 31, 2022, the passage of time, change in CARP mortality table, and increases in the discount rate and lump sum interest rate had offsetting effects on the present value of accumulated benefits resulting in a net decrease in value of $128,758 for Mr. G. Hart and $244,670 for Mr. Laderman; additionally, the passage of time, change in CARP mortality table, increases in the discount rate and lump sum interest rate and the change in Mr. Laderman’s state of residence had offsetting effects on the present value of accumulated benefits resulting in a net decrease in value of $97,083 for Mr. Laderman and therefore no amount is included for either Messrs. G. Hart or Laderman in the Change in Pension Value column for 2022. See “Narrative to Pension Benefits Table” below for a discussion of the assumptions used to calculate the present values of these pension benefits and further information on the provisions of the plans.

(4)
The following table provides details regarding amounts disclosed in the “All Other Compensation” column for 2022:

Name	Insurance Premiums Paid by Company ($)(a)	401(k) Company Contributions ($)(b)	401(k) Cash Direct and Cash Match Program ($)(b)	Perquisites and Other Benefits ($)(c)	Tax Indemnification ($)(d)	Total ($)
Scott Kirby	10,324	19,825	45,175	27,154	27,500	129,978
Brett Hart	6,774	21,350	32,900	24,204	15,684	100,912
Gregory Hart	10,769	24,400	43,600	28,700	16,545	124,014
Gerald Laderman	20,358	24,400	33,600	21,867	15,714	115,939
Linda Jojo	8,876	21,350	27,650	24,409	5,316	87,601
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(a)
Represents premiums paid by the Company for supplemental life insurance provided to the named executive officers.

(b)
Amounts shown represent Company contributions to the 401(k) plan. The 401(k) cash direct and cash match program provides cash payments equivalent to direct and matching contributions that could not be made to the applicable 401(k) plan as a result of contribution limits imposed under the Internal Revenue Code.

(c)
For each named executive officer, this column includes the Company’s incremental cost of providing the named executive officer with air travel on flights operated by any UAL subsidiary or operated as “United Express,” financial planning and tax services and an annual physical. Amounts for Messrs. B. Hart and Laderman and Ms. Jojo also include costs related to reserved parking at the Company’s offices. The NEOs also have access to certain other travel-related benefits with no incremental cost to the Company, such as access to our United Club facilities and status in our Mileage Plus® programs for the executives and their immediate family members, complimentary car rentals provided by certain travel partners and flight privileges on certain other air carriers. In connection with the Company’s sponsorship of certain events and partnerships with various organizations and venues, certain perquisites that have no additional aggregate incremental cost to the Company, including tickets, memberships and parking access, are made available to the CEO and, in certain circumstances, other officers of the Company. Officers have access to certain package delivery services, which are provided at no incremental cost to the Company. Officers of the Company also are eligible to purchase on a voluntary basis group excess liability or “umbrella” insurance. The Company has no interest in these policies and does not subsidize the cost or make any other payment with respect to such coverage.

(d)
In each case, this amount represents taxes paid on behalf of the named executive officer with respect to air travel on flights operated by any UAL subsidiary or operated as “United Express.”

(5)
The total compensation reported for the 2022 Summary Compensation Table aligns with the total compensation methodology utilized for compensation restrictions under the CARES Act Agreements, provided, however, that the CARES Act Agreements measure total compensation on a rolling 12-month basis. The compensation restrictions under the CARES Act Agreements continued until April 1, 2023. During the period of the CARES Act Agreement restrictions, the Company was prohibited from paying our NEOs total compensation that exceeds the sum of a) $3 million plus b) 50 percent of the excess over $3 million of total compensation received by such employee in calendar year 2019.

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Grants of Plan-Based Awards for 2022
The following table sets forth information regarding plan-based awards granted during 2022 to our NEOs. These awards include the 2022 STI cash awards, Performance-Based RSUs for the 2022-2024 performance period (representing one-third of the award with respect to which goals were established in 2022), time-vested RSU awards, cash Transformation Incentive Awards and an equity Transformation Incentive Award granted to Mr. Kirby as a Performance-Based RSU. All of these awards were granted pursuant to the 2021 Plan.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)(1)	Threshold (#)	Target (#)	Maximum (#)
Scott Kirby	3/07/22(1)	3/07/22	1,250,000	2,500,000	5,000,000	—	—	—	—	—	—	—
	3/07/22(2)	3/07/22	—	—	—	26,709	53,418	106,836	—	—	—	1,666,642
	3/07/22(3)	3/07/22	—	—	—	—	—	—	160,256	—	—	4,999,987
	9/22/22(4)	9/22/22	1,500,000	3,000,000	4,500,000	—	—	—	—	—	—	—
	9/22/22(5)	9/22/22	—	—	—	29,028	58,055	87,083	—	—	—	1,999,995
Brett Hart	3/07/22(1)	3/07/22	678,125	1,356,250	2,712,500	—	—	—	—	—	—	—
	3/07/22(2)	3/07/22	—	—	—	15,525	31,049	62,098	—	—	—	968,729
	3/07/22(3)	3/07/22	—	—	—	—	—	—	12,019	—	—	374,993
	5/25/22(3)	5/25/22	—	—	—	—	—	—	29,247	—	—	1,259,961
	9/22/22(4)	9/22/22	1,750,000	3,500,000	5,250,000	—	—	—	—	—	—	—
Gregory Hart	3/07/22(1)	3/07/22	450,500	901,000	1,802,000	—	—	—	—	—	—	—
	3/07/22(2)	3/07/22	—	—	—	8,513	17,026	34,052	—	—	—	531,211
	3/07/22(3)	3/07/22	—	—	—	—	—	—	51,081	—	—	1,593,727
	9/22/22(4)	9/22/22	500,000	1,000,000	1,500,000	—	—	—	—	—	—	—
Gerald Laderman	3/07/22(1)	3/07/22	384,250	768,500	1,537,000	—	—	—	—	—	—	—
	3/07/22(2)	3/07/22	—	—	—	7,261	14,522	29,044	—	—	—	453,086
	3/07/22(3)	3/07/22	—	—	—	—	—	—	43,569	—	—	1,359,353
	9/22/22(4)	9/22/22	750,000	1,500,000	2,250,000	—	—	—	—	—	—	—
Linda Jojo	3/07/22(1)	3/07/22	371,000	742,000	1,484,000	—	—	—	—	—	—	—
	3/07/22(2)	3/07/22	—	—	—	7,011	14,022	28,044	—	—	—	437,486
	3/07/22(3)	3/07/22	—	—	—	—	—	—	42,067	—	—	1,312,490
	9/22/22(4)	9/22/22	1,000,000	2,000,000	3,000,000	—	—	—	—	—	—	—

(1)
Represents the 2022 STI cash award for the performance period January 1, 2022 through April 3, 2023. In addition to performance metrics measured during calendar year 2022, these awards required continued employment and achievement of a cash liquidity hurdle at the end of the performance period. As described in the CD&A, the 2022 STI awards vested on April 3, 2023 with overall performance at 116% of the target level. The Compensation Committee certified the final performance requirements with respect to these awards in April 2023 and amounts earned will be reflected in the Company’s 2023 Summary Compensation Table.

(2)
Represents award opportunities for one-third of the full number of shares for which performance goals were established in 2022 for the Performance-Based RSUs granted for the performance period January 1, 2022 through December 31, 2024. See also footnote 6 below.

(3)
Represents 2022 LTI awards granted as stock-settled RSUs that are scheduled to vest in one-third increments on February 28, 2023, 2024 and 2025, subject to the NEO’s continued employment through the applicable vesting date or qualifying termination of employment.

A portion of the 2022 target LTI opportunity for Mr. Brett Hart was not granted in March 2022 in order to comply with the CARES Act Agreements. In May 2022, Mr. Brett Hart received an award for the portion of his target LTI opportunity that was no longer restricted by the CARES Act Agreements.
(4)
Represents Transformation Incentive Award granted in September 2022. This award will be settled in cash based on the achievement of a pre-established human capital performance goal during the period

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January 1, 2023 – June 30, 2025, subject to the NEO’s continued employment through the end of the performance period or qualifying termination of employment.
(5)
Represents Transformation Incentive Award granted in September 2022 that will be settled in stock and vest on September 22, 2025 based on the Company’s performance against the specified goal and subject to Mr. Kirby’s continued employment through the end of the performance period or qualifying termination of employment.

(6)
Represents the grant date fair value of the 2022 Performance-Based RSU awards and the time-vested RSU awards determined in accordance with ASC Topic 718. In accordance with ASC Topic 718, only the portion of the Performance-Based RSUs for which the performance metrics were established in 2022 (i.e., one-third of the total number of shares subject to the award) is reflected in this table. Performance goals with respect to the remaining two-thirds of the 2022 Performance-Based RSUs will be established in 2023 and 2024 and will be reported in the Summary Compensation Table for the applicable year in which the goals are established.

In accordance with the SEC disclosure rules, the aggregate grant date fair value of the Performance-Based RSUs granted in March 2022, and for Mr. Kirby in September 2022, was calculated based on the target level (100%) of performance based on the probable satisfaction of the required performance conditions and the closing price per share of Common Stock on the date of grant ($31.20 per share for the awards granted on March 7, 2022 and $34.45 per share for the awards granted on September 22, 2022).
For the time-vested RSUs, the amount was calculated by multiplying the number of RSUs awarded by the closing price per share of Common Stock on the date of grant ($31.20 per share for the awards granted on March 7, 2022 and $43.08 per share for the awards granted on May 25, 2022).
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Narrative to 2022 Summary Compensation Table and Grants of Plan-Based Awards for 2022 Table
The following is a description of material factors necessary to understand the information disclosed in the 2022 Summary Compensation Table and the Grants of Plan-Based Awards for 2022.
Target Compensation and CARES Act Agreements.   There were no changes to the base salaries and target compensation levels for our NEOs in 2022 or 2021. The Company remained subject to the compensation limits under the CARES Act Agreements throughout 2022. The individual target compensation levels for the NEOs that were approved by the Committee in March 2022 and the process for establishing target compensation levels are discussed and summarized in the CD&A.
Base Salary.   The base salary level for each NEO was the same in 2022 as in 2021.
Short-term Incentives.   Our 2022 Program was designed to motivate and reward the management team for efforts and results that are viewed by the Company to be critical to the successful implementation of our multi-year United Next strategy. The 2022 STI cash opportunities were equally divided across the following performance measures: United Next, CASM-ex (measured in the 4th quarter), NPS and operational performance. The Company’s overall performance achieved under the 2022 STI award was 116% of the target level for the performance metrics and goals based on calendar year 2022. The awards also were subject to continued employment through the end of the performance period and a cash liquidity hurdle ($8 billion) at the end of the performance period (April 3, 2023). The 2022 STI awards were earned and paid in April 2023 and will be reflected in the 2023 Summary Compensation Table in the proxy statement for the Company’s 2024 annual meeting of stockholders.
Long-term Incentives.   With reference to continued uncertainty in the business environment and the particular volatility facing the Company in recent years in light of the unique adverse impacts of the COVID-19 pandemic on the travel industry, the Committee acknowledged general market and industry-specific challenges of selecting appropriate long-term performance metrics and establishing related long-term performance goals over a three-year performance period. Based on this concern and a desire to design a long-term performance award that would provide meaningful incentives to drive performance throughout the entire vesting cycle, the Committee designed the Performance-Based RSU awards so that the performance metrics and goals are set in one-third increments at the beginning of each year of the three-year performance period (January 1, 2022 – December 31, 2024). For the goals established in 2022, 80% of the goals were set with reference to periods beyond 2022, which the Committee believes supports the long-term focus of the Performance-Based RSU awards. The Committee will set goals for the remaining two-thirds of the 2022 Performance-Based RSU awards in 2023 and 2024.
Based on the Performance-Based RSU design, the 2022 Summary Compensation Table and the Grants of Plan Based Awards for 2022 table include one-third of the total 2022 Performance-Based RSUs subject to the award. The performance measures used for the first one-third of the Performance-Based RSU awards are described in the CD&A.
In consideration of the 2022 time-vested RSU awards, the award agreements include restrictive covenants, including post-separation obligations related to confidentiality, non-competition and non-solicitation.
Other Compensation Awards.   In 2022, the Committee approved one-time Transformation Incentive Awards linked to key human resource matters granted to each of the NEOs. As described further in the CD&A, the Transformation Incentive Awards were viewed to be a key supplemental performance award intended to drive performance in support of the Company’s strategic transformation and to support retention. Mr. Brett Hart also received a special one-time cash recognition and retention award and Mr. Greg Hart received a 2022 long-term contingent cash award that was intended to further support retention features and was aligned with awards provided to other executive officers in 2021. These awards were deemed critical to address near-term challenges and are temporary measures as opposed to being representative of the Company’s typical annual compensation program.
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Outstanding Equity Awards at 2022 Fiscal Year-End
The following table presents information regarding the outstanding equity awards held by each NEO as of December 31, 2022. In accordance with SEC reporting requirements, if performance through 2022 has exceeded the entry level, then the year-end number of Performance-Based RSUs that have not yet vested and the related payout value shown in the table below is based on achieving the next higher performance measure that exceeds the performance achieved through the 2022 fiscal year.
At year-end 2022, the 2022 Performance-Based RSUs were estimated at the target level and therefore are shown at the stretch level (200% of the target opportunity) and the equity portion of the Transformation Incentive Award granted to Mr. Kirby as Performance-Based RSUs was estimated at the target level and therefore is shown at the stretch level (150% of the target opportunity). The final value of these awards will be based on the Committee’s determination of the achievement of the performance conditions and the value of the Common Stock at the time of vesting.
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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott Kirby	158,479(1)	—	58.69	8/29/23	—	—	—	—
	159,321(1)	—	58.69	8/29/26	—	—	—	—
	—	306,865(2)	110.21	12/04/29	—	—	—	—
	—	—	—	—	42,937(3)	1,618,725(6)	—	—
	—	—	—	—	28,491(4)	1,074,111(6)	—	—
	—	—	—	—	160,256(5)	6,041,651(6)	—	—
	—	—	—	—	—	—	106,836(7)	4,027,717(9)
	—	—	—	—	—	—	87,083(8)	3,283,010(9)
Brett Hart	21,521(10)	—	77.56	6/14/27	—	—	—	—
	—	—	—	—	29,430(3)	1,109,511(6)	—	—
	—	—	—	—	5,311(4)	200,225(6)	—	—
	—	—	—	—	41,266(5)	1,555,728(6)	—	—
	—	—	—	—	—	—	62,098(7)	2,341,095(9)
Gregory Hart	—	—	—	—	6,811(3)	256,775(6)	—	—
	—	—	—	—	7,763(4)	292,665(6)	—	—
	—	—	—	—	51,081(5)	1,925,754(6)	—	—
	—	—	—	—			34,052(7)	1,283,760(9)
Gerald Laderman	—	—	—	—	5,809(3)	218,999(6)	—	—
	—	—	—	—	7,810(4)	294,437(6)	—	—
	—	—	—	—	43,569(5)	1,642,551(6)	—	—
	—	—	—	—	—	—	29,044(7)	1,094,959(9)
Linda Jojo	14,348(10)	—	77.56	6/14/27	—	—	—	—
	—	—	—	—	12,819(11)	483,276(6)	—	—
	—	—	—	—	5,609(3)	211,459(6)	—	—
	—	—	—	—	7,957(4)	299,979(6)	—	—
	—	—	—	—	42,067(5)	1,585,926(6)	—	—
	—	—	—	—	—	—	28,044(7)	1,057,259(9)

(1)
In connection with joining the Company, Mr. Kirby received a sign-on transition award consisting of premium-priced stock options (with an exercise price that was set at 25% higher than the closing stock price on the date of grant). The options are split into two awards, one with a seven-year term ending August 29, 2023 that vested in one-third increments on August 29, 2017, 2018 and 2019, and one with a ten-year term ending August 29, 2026 that vested in one-third increments on August 29, 2020, 2021 and 2022, subject to continued employment through each vesting date.

(2)
In connection with the CEO transition process, Mr. Kirby received an award in December 2019 of premium-priced stock options (with an exercise price that was set 25% higher than the closing stock

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price on the date of grant). The options have a ten-year term and vest in accordance with the following schedule: (i) 11% of the options will vest on May 20, 2023; (ii) 22% of the options will vest on May 20, 2024; (iii) 22% of the options will vest on May 20, 2025; (iv) 22% of the options will vest on May 20, 2026; (v) 11% of the options will vest on May 20, 2027; and (vi) 12% of the options will vest on May 20, 2028, subject to continued employment through each vesting date.
(3)
Represents the final one-third of RSUs granted in 2020 which vested in one-third increments on February 28, 2021, 2022 and 2023, subject to continued employment through each vesting date.

(4)
Represents RSUs granted in 2021 which vested in 25% increments on August 31, 2021, February 28, 2022, August 31, 2022 and February 28, 2023, subject to continued employment through each vesting date.

(5)
Represents RSUs granted in 2022 which vested or will vest in one-third increments on February 28, 2023, 2024 and 2025, subject to continued employment through each vesting date.

(6)
The market value shown in the table was calculated based on the number of RSUs held as of December 31, 2022 multiplied by the closing price per share of Common Stock on December 30, 2022 ($37.70).

(7)
Represents one-third of the 2022 Performance-Based RSU awards assuming that the awards achieve the “stretch” level of performance (200% of the target opportunity) with respect to the portion of the awards with respect to which goals have been established. Vesting of one-third of these awards is subject to the Committee’s certification of achievement of specified performance conditions (CASM-ex; United Next (aircraft utilization and availability to schedule); and ESG (sustainability and DEI) for the January 1, 2022 through December 31, 2024 performance period and continued employment.

(8)
Represents the equity Transformation Incentive Award granted to Mr. Kirby as a Performance-Based RSU award assuming that the award achieves the “stretch” level of performance (150% of the target opportunity).

(9)
The market value of the unvested Performance-Based RSUs shown in the table was calculated based on the number of unvested RSUs as of December 31, 2022 that represent the level of performance as reflected in footnotes 7 and 8 to this table, respectively, multiplied by the closing price per share of Common Stock on December 30, 2022 ($37.70). Subject to achievement of the specified performance conditions, the Performance-Based RSUs will be settled in shares of Company common stock.

(10)
Represents special stock option awards granted to Mr. Hart and Ms. Jojo on June 14, 2017. These awards vested in one-third increments over the third, fourth and fifth anniversary of the date of grant (June 14, 2020, 2021 and 2022), subject to continued employment through each vesting date.

(11)
Represents special RSU awards granted to Ms. Jojo on February 21, 2020. These awards vest in one-third increments over the third, fourth and fifth anniversary of the date of grant (February 21, 2023, 2024 and 2025), subject to continued employment through each vesting date.

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Option Exercises and Stock Vested for 2022
The following table presents information regarding the vesting of RSUs and Performance-Based RSUs during 2022. There were no option exercises by the named executive officers during 2022.
Stock Awards
Name	Number of Units Vesting (#)	Value Realized on Vesting ($)
Scott Kirby	11,654(1)	517,438(1)
	42,936(2)	1,906,358(2)
	28,489(3)	1,264,912(3)
	28,491(4)	997,470(4)
	48,456(5)	1,826,791(5)
Brett Hart	5,161(1)	229,148(1)
	29,429(2)	1,306,648(2)
	5,310(3)	235,764(3)
	5,310(4)	185,903(4)
	22,354(5)	842,746(5)
	3,224(6)	119,256(6)
Gregory Hart	5,661(1)	251,348(1)
	6,810(2)	302,364(2)
	7,763(3)	344,677(3)
	7,763(4)	271,783(4)
	24,518(5)	924,329(5)
Gerald Laderman	4,828(1)	214,363(1)
	5,809(2)	257,920(2)
	7,809(3)	346,720(3)
	7,810(4)	273,428(4)
	20,912(5)	788,382(5)
Linda Jojo	4,662(1)	206,993(1)
	5,608(2)	248,995(2)
	7,957(3)	353,291(3)
	7,957(4)	278,575(4)
	20,190(5)	761,163(5)
	2,149(6)	79,492(6)

(1)
Represents the vesting on February 28, 2022 of one-third of the time-vested RSUs granted in 2019 and valued based on the closing price per share of Common Stock on the vesting date ($44.40).

(2)
Represents the vesting on February 28, 2022 of one-third of the time-vested RSUs granted in 2020 and valued based on the closing price per share of Common Stock on the vesting date ($44.40).

(3)
Represents the vesting on February 28, 2022 of 25% of the time-vested RSUs granted in 2021 and valued based on the closing price per share of Common Stock on the vesting date ($44.40).

(4)
Represents the vesting on August 31, 2022 of 25% of the time-vested RSUs granted in 2021 and valued based on the closing price per share of Common Stock on the vesting date ($35.01).

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(5)
Represents Performance-Based RSU awards granted in 2020 that vested based on the Company’s achievement with respect to performance goals based on (i) absolute pre-tax margin performance and (ii) relative NPS results as compared to American and Delta. Pursuant to the terms of the award agreements, the 2020 Performance-Based RSU awards were settled in stock in February 2023 upon certification by the Committee (120% of target). The value realized on vesting as shown in the table is based on the closing price per share of Common Stock at the end of the performance period ($37.70 per share on December 30, 2022).

(6)
Represents the vesting on June 14, 2022 of one-third of retention awards granted to Mr. Hart and Ms. Jojo in the form of time-vested RSU awards (stock-settled) and valued based on the closing price per share of Common Stock on the vesting date ($36.99).

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2022 Pension Benefits Table
Prior to the 2010 merger, Continental Airlines maintained a SERP benefit for Mr. Laderman that provides an annual retirement benefit expressed as a percentage of his final average compensation. The SERP is not a current element of the Company’s compensation program. For Mr. Laderman, final average pay used in the SERP calculation was frozen as of December 31, 2010 and the SERP benefit was fully frozen as of December 31, 2013. Messrs. G. Hart and Laderman also participate in the Continental Retirement Plan (“CARP”), which was frozen as of December 31, 2013.
The following table sets forth information as of December 31, 2022 for Messrs. G. Hart and Laderman concerning the present value of their accumulated benefits under the CARP, which was frozen with respect to all management and administrative employees, including officers, as of December 31, 2013, and, with respect to Mr. Laderman, his SERP benefit. The SERP amounts shown in this Proxy Statement reflect an estimated Medicare tax indemnification that is expected to be paid by the Company in the year Mr. Laderman retires or terminates.
Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Gerald Laderman	CARP	23.3	682,561	0
	SERP	19.0	3,858,188	0
Gregory Hart	CARP	15.4	308,975	0

(1)
Years of credited service recognized under the SERP differ from actual service with the Company. Actual Company service (including Continental service) through December 31, 2013 is shown with respect to the CARP.

(2)
The assumptions used to calculate the present value of accumulated benefits under CARP and SERP, including those shown in the 2022 Summary Compensation Table, are set forth in the table below. These assumptions are primarily the same as those used for pension plan accounting under FASB ASC Topic 715-20 “Compensation—Retirement Benefits—Defined Benefit Plans—General” (“ASC 715-20”), as of each measurement date with three exceptions: pre-retirement mortality; pre-retirement turnover; and the age at which participants are assumed to retire.

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Narrative to Pension Benefits Table
Measurement Date
Assumption	12/31/2020	12/31/2021	12/31/2022
Discount Rate and Lump Sum Interest Rate:
• CARP	2.82%	2.97%	5.26%
• SERP	4.40%	4.40%	4.40%
Lump Sum Election	100%	100%	100%
Pre-retirement Turnover	None	None	None
Mortality Assumption:
• Pre-retirement	None	None	None
• Lump Sum—CARP	2021 IRS 417(e) Table projected with mortality improvement scale MP-2020 through the year of commencement	2022 IRS 417(e) Table projected with mortality improvement scale MP-2021 through the year of commencement	2023 IRS 417(e) Table projected with mortality improvement scale MP-2021 through the year of commencement
• Lump Sum—SERP	2019 IRS 417(e) Table	2019 IRS 417(e) Table	2019 IRS 417(e) Table
Assumed Retirement Age (earliest unreduced age):
• CARP	Age 65 (or current age if older)	Age 65 (or current age if older)	Age 65 (or current age if older)
• SERP	Age 60 (or current age if older)	Age 60 (or current age if older)	Age 60 (or current age if older)
CARP.   The CARP is a non-contributory, defined benefit pension plan in which substantially all of Continental’s non-pilot domestic employees (including Messrs. G. Hart and Laderman) were entitled to participate. During 2022, the Company did not contribute to the CARP.
Effective December 31, 2013, the Company froze benefit accruals under the CARP for all management and administrative employees, including Messrs. G. Hart and Laderman. Effective January 1, 2014, all management and administrative employees of the Company, including the named executive officers, participate in defined contribution plans. In addition, management employees with compensation greater than the tax-qualified plan limit, including officers, participate in the United Airlines, Inc. Management Cash Direct & Cash Match Program. The Company’s decision to freeze the CARP was part of the Company’s efforts to standardize management and administrative benefits following the 2010 merger with Continental.
The CARP benefit is based on a formula that utilizes final average compensation and service while one was an eligible employee of Continental. Compensation used to determine benefits is regular pay, which includes salary deferral elections under broad-based employee programs (such as United’s 401(k) plan), but excludes bonuses, taxable income derived from group term life insurance, payments pursuant to profit sharing plans, and any form of non-cash or incentive compensation. A limit of $170,000 is applied to each year of compensation. Final average compensation is based on the highest five consecutive calendar years of compensation of the ten most recent calendar years of employment. The final average compensation used to calculate the frozen accrued CARP benefit for Messrs. G. Hart and Laderman is $170,000.
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The benefit under the CARP is calculated as (A) times (B), where:
(A)
is 1.19% of final average compensation plus 0.45% of the final average compensation in excess of the participant’s average Social Security wage base; and

(B)
is credited service, limited to 30 years.

Normal retirement under the CARP is age 65, but a participant is entitled to receive a reduced benefit after attaining either age 55 with 10 years of service or age 50 with 20 years of service. The early retirement benefit is the same as the normal retirement benefit, but actuarially reduced from age 65 to the early retirement age. Mr. G. Hart was eligible for early retirement as of December 31, 2022. Mr. Laderman was eligible for normal retirement as of December 31, 2022.
The CARP benefit can be received as a single life annuity or an actuarially equivalent contingent annuity with 50%, 66-2∕3%, 75%, or 100% of the participant’s payments continuing for the life of the surviving spouse following the participant’s death, or as an actuarially equivalent lump sum. The lump sum payment option is not available if the participant terminates before being eligible for either normal or early retirement.
Frozen SERP.   The SERP benefit originally was granted in connection with Mr. Laderman’s employment agreement with Continental and will be offset by amounts paid or payable under the CARP. These benefits are not protected from bankruptcy, are subject to the rights of creditors of the Company, and are not protected by the Pension Benefit Guaranty Corporation. Continental provided the SERP benefits to address the compensation limits under CARP and to encourage retention by enhancing the financial value of continued employment with Continental. Mr. Laderman’s SERP benefit was partially frozen as of December 31, 2010 and fully frozen as of December 31, 2013.
Payouts under the SERP are based on final average compensation, which was frozen as of December 31, 2010 for all SERP participants, and credited years of service, which was frozen as of December 31, 2013 for Mr. Laderman. Under the SERP, final average compensation means the greater of a specified minimum amount or the average of the participant’s highest five years of compensation during their last ten calendar years through the 2010 freeze date. For purposes of such calculation, compensation includes salary and cash bonuses but excludes certain other award payments, such as proceeds from awards under any option or stock incentive plan and any cash awards paid under a long-term incentive plan. The final average compensation used to calculate the frozen SERP accrued benefit is $655,357 for Mr. Laderman and credited years of service recognized under the SERP began January 1, 2000 for Mr. Laderman. Mr. Laderman received one additional credited year of service under the SERP for each actual year of service during the period 2000 through 2004. This additional service credit was provided as a retention incentive. The portion of the Present Value of Accumulated Benefits attributable to years of service credited under the SERP that are greater than actual years worked while participating in the SERP is $1,125,436 for Mr. Laderman.
The benefit under the SERP is defined as a single life annuity, which is (a) times (b) minus (c), where:
(a)
is 2.50% of final average compensation;

(b)
is credited service; and

(c)
is the benefit payable from the CARP.

The Company will increase the amount for the executive’s portion of any Medicare payroll tax incurred in connection with the SERP payout (plus income taxes on such indemnity payment). This Medicare tax indemnity is expected to be paid in the year the executive terminates.
Normal retirement under the SERP is age 60, but an officer is entitled to receive a reduced benefit upon the earlier of attaining age 55 or completing 10 years of actual service under the SERP. The benefit is payable as a lump sum, which is the actuarial equivalent of the single life annuity benefit payable at age 60. The lump sum is
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calculated using the same mortality table disclosed in the footnote to the financial statements for SERP (the Internal Revenue Service (“IRS”) prescribed 417(e) table). It is also calculated using an interest rate that is the average of the Moody’s Aa Corporate Bond rate for the three-month period ending on the last day of the second month preceding payment.
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Potential Payments upon Termination or Change in Control
This section quantifies and describes potential payments that may be made to our NEOs upon termination of employment or upon a change in control of the Company assuming that such event had occurred on December 31, 2022. This section does not include payments for awards that already were earned or vested as of December 31, 2022. The 2020 Performance-Based RSUs for the 2020-2022 performance period are included in the Option Exercises and Stock Vested for 2022 table. This section describes the termination benefits of our NEOs as provided under the terms of the Company’s Executive Severance Plan and, as applicable, outstanding incentive compensation awards.
Termination Benefits under the Executive Severance Plans and Award Agreements
As of December 31, 2022, each of our NEOs were eligible for termination benefits pursuant to the Company’s Executive Severance Plan. The Company’s incentive awards also specify benefits and obligations under certain separation scenarios. Below is a narrative description of potential payments to these NEOs upon the following separation scenarios:
•
termination for “cause;”

•
retirement (only Messrs. Greg Hart and Laderman were eligible at year-end) or resignation without “good reason;”

•
termination due to death or disability;

•
involuntary termination without “cause” or voluntary termination for “good reason;” and

•
a change in control.

A tabular summary of the estimated payments and benefits for each of these officers as of December 31, 2022 is set forth below the narrative descriptions of these scenarios.
Termination for “Cause”
Upon a termination for “cause,” our named executive officers are not entitled to any additional payments or benefits. However, upon any termination of employment, including a termination for “cause,” Mr. Laderman would retain his frozen SERP benefits.
•
Frozen SERP benefit.   The value of the frozen SERP benefit as of December 31, 2022 is set forth in the 2022 Pension Benefits Table and the benefits are described under “Narrative to Pension Benefits Table.” This is a frozen benefit and there is no enhancement of this benefit under any separation scenario. The SERP benefit payable is not affected by the cause of termination, other than death. Assuming a termination on December 31, 2022 other than due to death, the lump sum benefit payable to Mr. Laderman would have been $3,710,193 (payable on July 1, 2023). Assuming a termination on December 31, 2022 due to death, the lump sum benefit would have been $1,634,039, payable to the surviving spouse on January 1, 2023. The SERP benefits were calculated using the assumptions in effect as of January 1, 2023, including a lump sum interest rate of 5.17% and the 2023 IRS prescribed 417(e) table for mortality assumptions.

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Retirement or Resignation without “Good Reason”
Messrs. Greg Hart and Laderman were retirement eligible on December 31, 2022 and were entitled to the retirement benefits described below. Such benefits are in addition to the frozen SERP benefit of Mr. Laderman described above. The remaining NEOs were not retirement eligible as of December 31, 2022 and therefore voluntary separation would be treated as resignation without “good reason” (as defined in the Executive Severance Plan). The only separation benefit provided to the remaining NEOs would be lifetime flight benefits. Each of our NEOs was eligible for lifetime flight benefits as of December 31, 2022, which eligibility requires five years of Company service.
•
Performance-Based RSUs.   Retirement eligible participants receive payments (pro-rata through the retirement date) under the Performance-Based RSUs if and when actively employed participants receive payments based on the Company’s actual performance results through the end of the performance period. The performance period for the 2022 awards ends on December 31, 2024. Assuming retirement at December 31, 2022, Messrs. G. Hart and Laderman would be eligible for payment of one-third of the 2022 awards based on the Company’s actual performance achieved through December 31, 2024 and subject to achievement of a liquidity hurdle.

As an estimate of the future payment to Messrs. G. Hart and Laderman, assuming retirement at year-end 2022, the termination table set forth below includes one-third of the estimated value of the 2022 Performance-Based RSUs assuming the awards meet the target level of performance and based on the closing price per share of Common Stock on December 30, 2022 ($37.70).
No amounts are payable under the Performance-Based RSU awards upon a voluntary resignation without “good reason” and therefore no amounts have been included for these awards under this scenario for Messrs. Kirby (including the Transformation Incentive Award to Mr. Kirby granted as a Performance-Based RSU award) and B. Hart and Ms. Jojo.
•
Time-vested RSUs.   The time-vested RSUs granted to Messrs. G. Hart and Laderman vest on a pro-rata basis with respect to the portion of the award scheduled to vest on the next vesting date and the remainder of the time-vested RSUs are forfeited. The estimated retirement benefit amounts shown in the separation table for Messrs. G. Hart and Laderman were calculated based on a pro-rata portion of the value of such awards included in the Outstanding Equity Awards at 2022 Fiscal Year-End table, which represents the portion of the awards which vested on February 28, 2023.

•
Stock Options.   The unvested stock options held by Mr. Kirby terminate upon resignation without “good reason.” Mr. Kirby is the only named executive officer who held unvested stock options on December 31, 2022.

•
Transformation Incentive Award (cash).    Retirement eligible holders of the cash Transformation Incentive Award are eligible for payment if and when actively employed award recipients receive payments based on the Company’s actual performance results through the end of the performance period. The payment is prorated through the retirement date based on service during the three-year period September 22, 2022 through September 22, 2025.

As an estimate of the future payment to Messrs. G. Hart and Laderman assuming retirement at year-end 2022, the termination tables set forth below includes a pro-rated (approximately 9%) target level Transformation Incentive Award value in the retirement scenario. No amounts are payable under these awards upon a voluntary resignation without “good reason” and therefore no amounts have been included for these awards under this scenario for Messrs. Kirby and B. Hart and Ms. Jojo.
•
Flight Benefits.   Upon any termination other than for “cause,” flight benefits are provided to each of the named executive officers for the remainder of the executive’s lifetime, subject to an annual

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limit. The Company previously adopted a policy to eliminate tax indemnification for post-separation perquisites, however Mr. Laderman had grandfathered rights to post-separation tax reimbursements. Upon death, Mr. Laderman’s survivors will receive a limited flight benefit.
Termination Due to Death or Disability
If a named executive officer terminated employment due to death or disability on December 31, 2022, in addition to applicable benefits as described above, the officer would have been entitled to the following benefits:
•
Performance-Based RSUs.   Upon death or disability, the Performance-Based RSU awards vest at the target level and are paid out immediately on a pro-rata basis. As an estimate of the payment to the named executive officers in the termination tables set forth below, one-third of the target opportunity under the 2022 Performance-Based RSU awards and approximately 9% of the target opportunity under the equity Transformation Incentive Award granted to Mr. Kirby has been included with the estimated payout value determined based on the closing price per share of Common Stock on December 30, 2022 ($37.70).

•
Time-Vested RSUs.   The time-vested RSU awards vest in full upon death or disability. The value of each time-vested RSU was estimated based on the closing price of a share of Common Stock on December 30, 2022 ($37.70 per share).

•
Stock Options.   Outstanding unvested stock options vest in full upon death or disability. Mr. Kirby is the only named executive officer who held unvested stock options on December 31, 2022. The value, if any, of the acceleration of vesting of the unexercisable stock options would be estimated based on the difference between the applicable option exercise price and the closing price of a share of Common Stock on December 30, 2022 ($37.70 per share). No value is included for stock options in the separation table estimates because the exercise price for Mr. Kirby's unvested stock options exceeded the closing price of a share of Common Stock on December 30, 2022.

•
Transformation Incentive Awards (cash).   Upon death or disability, the cash Transformation Incentive Awards vest at the target level and are paid out immediately on a pro-rata basis, subject to 50% minimum vesting. As an estimate of the payment upon death or disability, the termination tables set forth below include 50% of the target level Transformation Incentive Award value for each of the NEOs.

•
Long-term Contingent Cash and Cash Retention.   Upon death or disability, the long-term contingent cash awards vest in full and are paid out immediately. These awards do not vest upon any other separation scenario and are otherwise contingent upon continued employment through the vesting date in February 2024. This treatment also applies to the 2022 special one-time cash recognition and retention award granted to Mr. B. Hart. The death and disability scenarios in the termination tables set forth below include the full value of the outstanding long-term contingent cash awards for each of the NEOs and the full value of the 2022 special recognition and retention award to Mr. B. Hart.

•
Continuation Coverage Benefits.   In the case of death, the NEOs’ beneficiaries are entitled to receive proceeds of life insurance benefits equal to three times base salary (up to a maximum of $3 million) at the time of death. In the case of disability, the NEO is eligible to receive monthly benefits under the Company’s applicable disability policies. There is no additional cost to the Company associated with payments under these disability policies and therefore no additional amounts are included in the tables with respect to these policies.

Involuntary Termination Without “Cause” or Voluntary Termination for “Good Reason”
If any of the named executive officers was terminated by the Company without “cause” or terminated voluntarily for “good reason” (as defined in the Company’s Executive Severance Plan) on December 31, 2022, in addition to the applicable benefits described above, the named executive officer would have been entitled to the following:
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•
Cash Severance.   Under the Executive Severance Plan, the named executive officers would receive a cash severance payment equal to two times the sum of the executive’s (i) base salary (Kirby—$1,000,000, B. Hart—$775,000, G. Hart—$850,000; Laderman—$725,000, and Jojo—$700,000) and (ii) annual incentive target bonus percentage (Kirby—250%; B. Hart—175%; G. Hart—106%; Laderman—106%; and Jojo—106% of base salary) multiplied by year-end base salary.

The estimated severance payments included in the tables are calculated using the target opportunity percentages referenced above which were in effect as of December 31, 2022. However, in an actual separation event, if the officer was expected to be a named executive officer for the year of termination, then the Executive Severance Plan specifies that the payment calculation uses the target opportunity percentage that was applicable in the year prior to the separation event. To the extent permitted under Section 409A of the Code, the severance payment is made in one lump sum payment and, if the payment is subject to a six-month delay, interest will be paid on the delayed payment.
•
Performance-Based RSUs.   Upon an involuntary termination without cause or voluntary termination for good reason, Messrs. G. Hart and Laderman would receive payment for the Performance Based RSUs based on their retirement eligibility described above. For the remaining NEOs, such awards would be forfeited.

•
Time-vested RSUs.   Messrs. G. Hart and Laderman would vest with respect to a pro-rata portion of the time-vested RSUs scheduled to vest on the next vesting date, as described above based on their retirement eligibility, and their remaining time-vested RSUs would be forfeited. All time-vested RSUs held by the remaining NEOs would be forfeited.

•
Stock Options.   Unvested stock options would be forfeited.

•
Transformation Incentive Awards (cash).   Messrs. G. Hart and Laderman would vest with respect to a pro-rata portion of the cash Transformation Incentive Awards, as described above based on their retirement eligibility. Awards held by the remaining NEOs would be forfeited.

•
Continuation Coverage Benefits.   Each of the NEOs is eligible for continued coverage under the Company’s welfare benefit plans for themselves and their eligible dependents and continued life insurance for 24 months following termination (until December 31, 2024) or, if earlier, until the executive receives similar benefits from a subsequent employer. The continuation coverage benefits require the executives to pay for the benefits at rates equivalent to those paid by similarly-situated employees who continue in service and are subject to any Medicare or other coordination of benefits provisions under the applicable welfare benefit plan.

•
Outplacement Services.   Outplacement consulting services are provided for 12 months following termination. The estimated cost set forth in the tables below is based on our current contracted rates and officer position.

“Change in Control”
If a “change in control” of the Company had occurred on December 31, 2022, no payments or benefits would have been provided to the NEOs unless there were also a qualifying termination of employment as noted below. A “qualifying termination” includes involuntary termination without “cause” and voluntary termination for “good reason.” These payments and benefits are generally the same as those provided upon a qualifying termination without a change in control.
•
Time-vested RSUs.   The outstanding time-vested RSU awards include a double-trigger with respect to a change in control, with vesting accelerated only if the holder terminates for “good reason” or upon a qualifying termination within two years of the change in control.

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•
Performance-Based RSUs.   The outstanding Performance-Based RSU awards also include double-trigger provisions. Upon a change in control, the performance goals would be deemed satisfied at the target level but payment requires continued employment through the end of the performance period except in situations involving a qualifying termination event, death or disability. Payments with respect to the Performance-Based RSUs would be made on a pro-rated basis upon a qualifying termination event, death or disability.

•
Stock Options.   The outstanding and unvested stock option awards held by Mr. Kirby would only accelerate vesting if he experiences a qualifying termination within two years following a change in control. No value is included for stock options in the separation table estimates because the exercise price for all of the outstanding stock options exceeded the closing price of a share of Common Stock on December 30, 2022.

•
Transformation Incentive Awards (cash).   The Transformation Incentive Awards also include double-trigger vesting provisions with respect to a change in control. Upon a change in control, the performance goals would be deemed satisfied at the target level but payment requires continued employment through the end of the performance period except in situations involving a qualifying termination event, death or disability, in which case the target-level payments would be made on a pro-rated basis. For each of the NEOs, the termination tables set forth below include a pro-rated (approximately 9%) target level Transformation Incentive Award value in the scenario for a change in control with a qualifying termination.

None of our named executive officers will be entitled to indemnification with respect to excise taxes under Section 4999 of the Code for a change in control. Instead, payments that would be subject to the excise tax will be reduced to the level at which the excise tax will not be applied unless the executive would be in a better net after-tax position by receiving the full payments and paying the excise tax.
Restrictive Covenants and Release Requirement
Our time-vested RSU awards include restrictive covenants related to non-solicitation, non-competition and no-hire provisions for a period of one year following termination of employment. The non-competition covenant does not apply upon an involuntary termination by the Company without “cause” or by the executive for “good reason.” Similar restrictive covenants apply under the terms of the stock option award granted to Mr. Kirby in 2019 and pursuant to surviving obligations under the prior employment agreements between the Company and Messrs. B. Hart, G. Hart and Laderman. In addition, each of the officers is bound by an obligation of confidentiality for an indefinite duration. The Company’s Executive Severance Plan contains a requirement to execute a release of claims in favor of the Company to receive the separation benefits under those arrangements.
Material Defined Terms and Calculation Methodologies and Assumptions
Material Defined Terms.   The terms “cause” and “good reason” as used above are defined under the Executive Severance Plan and are summarized below.
•
“Cause” means, in general, (i) gross neglect or willful gross misconduct, (ii) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude, (iii) the executive’s commission of an act of deceit or fraud intended to result in personal and unauthorized enrichment of the executive at the Company’s expense, (iv) a material breach of a material obligation of the executive under the Company’s Bylaws or pursuant to any award or agreement with the executive, (v) the executive’s abuse of alcohol or drugs rendering the executive unable to perform the material duties and services required by his position, or (vi) a material violation of Company policies.

•
“Good Reason” means, in general, (i) a material diminution in the executive’s authority, duty or responsibilities, (ii) a material diminution in the executive’s base salary, except as part of an across-the-board reduction in salary, (iii) a relocation of the executive’s principal place of employment by more than 50 miles, or (iv) a material breach by the Company of the Executive Severance Plan.

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•
“Change in Control” means, in general, the occurrence of any one of the following events: (i) certain acquisitions by a third-party or third-parties, acting in concert, of at least a specified threshold percentage of the Company’s then outstanding voting securities, (ii) consummation of certain mergers or consolidations of the Company with any other corporation, (iii) stockholder approval of a plan of complete liquidation or dissolution of the Company, (iv) consummation of certain sales or dispositions of all or substantially all the assets of the Company, or (v) certain changes in the membership of the Company’s board of directors.

Calculation Methodologies and Assumptions.   For purposes of quantifying the payments and estimated benefits disclosed in the foregoing tables, the Company utilized the assumptions and methodologies described below to calculate the applicable costs to the Company.
•
Continuation Coverage benefits.   The expected future present values of medical and prescription drug coverage were calculated based on 2023 employer gross costs, including employer contributions to the health savings and health reimbursement accounts less employee contributions based on 2023 coverage elections and using a discount rate of 5.66%. The estimates use a health care cost trend related to the medical and prescription drug benefits (including employer and employee contributions) of 7.0% in 2023, grading down to 4.5% in 2033. The value of continued life insurance benefits was calculated using the January 2023 term life insurance cost to the Company of purchasing this coverage. The separation scenarios include the portion of the benefits that is greater than the benefit that would be provided to all management employees.

•
Flight benefits and related tax reimbursements.   The value of lifetime travel privileges was determined by utilizing the following assumptions: (i) executive and eligible family members and significant others continue to utilize the travel benefit for a period of 20 years following termination; (ii) the level of usage for each year is the same as the actual usage was for the executive and such persons for 2022; and (iii) the incremental cost to the Company for providing travel benefits for each year is the same as the actual incremental cost incurred by the Company for providing travel benefits to the executive and eligible family members and significant others for 2022. Based on these assumptions, the Company determined the value of lifetime travel benefits by calculating the present value of the assumed incremental cost of providing the benefit to the executive and the executive’s eligible family members over a 20-year period using a discount rate of 5.66%. With respect to Mr. Laderman, the tax indemnification on lifetime flight benefits was determined utilizing the same three assumptions stated above. Using these assumptions, the Company determined the value of the indemnification by calculating the present value of Mr. Laderman’s future assumed annual tax indemnification (equal to his actual 2022 tax indemnity) over a 20-year period using a discount rate of 5.66%.

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Estimate of Mr. Kirby’s Potential Post-Employment Payments and Benefits as of December 31, 2022
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(1)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	7,000,000	0	7,000,000
Long-Term Incentives
Time-vested RSUs (2020, 2021 and 2022)	0	8,734,487	8,734,487	0	0	8,734,487
Performance-Based RSUs (2022-2024)	0	2,013,884	2,013,884	0	0	2,013,884
Performance-Based RSUs (Transformation Incentive Award)	0	201,693	201,693	0	0	201,693
2019 CEO Transition Stock Option Award(2)	0	0	0	0	0	0
Transformation Incentive Award (cash)	0	1,500,000	1,500,000	0	0	276,460
Long-term Contingent Cash Award	0	3,000,000	3,000,000	0	0	0
Continuation Coverage Benefits
Health and Welfare	0	0	0	43,389	0	43,389
Life Insurance	0	0	0	1,641	0	1,641
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	165,189	0	165,189	165,189	0	165,189

(1)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

(2)
The exercise prices for all outstanding stock options at year-end exceeded the Company’s closing stock price at December 30, 2022.

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Estimate of Mr. Brett Hart’s Potential Post-Employment Payments and Benefits as of December 31, 2022
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(1)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	4,262,500	0	4,262,500
Long-Term Incentives
Time-vested RSUs (2020, 2021 and 2022)	0	2,865,464	2,865,464	0	0	2,865,464
Performance-Based RSUs (2022-2024)	0	1,170,572	1,170,572	0	0	1,170,572
Transformation Incentive Award	0	1,750,000	1,750,000	0	0	322,536
Long-term Contingent Cash Award	0	2,325,000	2,325,000	0	0	0
2022 Recognition and Retention Cash Award	0	4,000,000	4,000,000	0	0	0
Continuation Coverage Benefits
Health and Welfare	0	0	0	79,642	0	79,642
Life Insurance	0	0	0	1,642	0	1,642
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	70,371	0	70,371	70,371	0	70,371

(1)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

Estimate of Mr. Greg Hart’s Potential Post-Employment Payments and Benefits as of December 31, 2022
Type of Payment or Benefit	Retirement ($)(1)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(2)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	3,502,000	0	3,502,000
Long-Term Incentives
Time-vested RSUs (2020, 2021 and 2022)	1,191,358	2,475,194	2,475,194	1,191,358	0	1,191,358
Performance-Based RSUs (2022-2024)	641,918	641,918	641,918	641,918	0	641,918
Transformation Incentive Award (cash)	92,153	500,000	500,000	92,153	0	92,153
Long-term Contingent Cash Award	0	4,082,114	4,082,114	0	0	0
Continuation Coverage Benefits
Health and Welfare	0	0	0	79,603	0	79,603
Life Insurance	0	0	0	1,640	0	1,640
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	85,820	0	85,820	85,820	0	85,820

(1)
The time-vested RSUs, the Performance-Based RSUs and the Transformation Incentive Awards would be paid in accordance with the retirement separation based on Mr. Greg Hart’s retirement eligibility at December 31, 2022. The 2022 Performance-Based RSUs and the Transformation Incentive Awards reflect pro-rata payment at “target” level performance.

(2)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

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Estimate of Mr. Laderman’s Potential Post-Employment Payments and Benefits as of December 31, 2022
Type of Payment or Benefit	Retirement ($)(1)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(2)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	2,987,000	0	2,987,000
Long-Term Incentives
Time-vested RSUs (2020, 2021 and 2022)	1,060,953	2,155,988	2,155,988	1,060,953	0	1,060,953
Performance-Based RSUs (2022-2024)	547,517	547,517	547,517	547,517	0	547,517
Transformation Incentive Award (cash)	138,230	750,000	750,000	138,230	0	138,230
Long-term Contingent Cash Award	0	2,175,000	2,175,000	0	0	0
Continuation Coverage Benefits
Health and Welfare	0	52,262	79,499	79,499	0	79,499
Life Insurance	0	0	1,638	1,638	0	1,638
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	71,550	0	71,550	71,550	0	71,550
Tax Indemnification on Flight Benefits	185,321	0	185,321	185,321	0	185,321

(1)
The time-vested RSUs, the Performance-Based RSUs and the Transformation Incentive Awards would be paid in accordance with the retirement separation based on Mr. Laderman’s retirement eligibility at December 31, 2022. The 2022 Performance-Based RSUs and the Transformation Incentive Awards reflect pro-rata payment at “target” level performance.

(2)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

Estimate of Ms. Jojo’s Potential Post-Employment Payments and Benefits as of December 31, 2022
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(1)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	2,884,000	0	2,884,000
Long-Term Incentives
Time-vested RSUs (2020, 2021 and 2022)	0	2,097,364	2,097,364	0	0	2,097,364
Performance-Based RSUs (2022-2024)	0	528,642	528,642	0	0	528,642
2020 Special Award—Time vested RSUs	0	483,276	483,276	0	0	483,276
Transformation Incentive Award	0	1,000,000	1,000,000	0	0	184,307
Long-term Contingent Cash Award	0	2,100,000	2,100,000	0	0	0
Continuation Coverage Benefits
Health and Welfare	0	0	0	33,465	0	33,465
Life Insurance	0	0	0	1,642	0	1,642
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	23,846	0	23,846	23,846	0	23,846

(1)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

2023 Proxy Statement	133

Executive Compensation

2022 CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO, Scott Kirby. The CEO pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In complying with the CEO pay ratio disclosure requirements, companies are permitted to use a variety of assumptions and methodologies. As a result, the CEO pay ratio reported by other companies may not be comparable with the ratio reported below since all results are impacted by the nature of each company’s compensation reward structure and employee demographics and the chosen assumptions and methodologies permitted under the SEC rules.
Ratio.   For the fiscal year that ended December 31, 2022, the estimated median annual total compensation of all employees of the Company (including our consolidated subsidiaries, but excluding our CEO) was $88,556 and the 2022 annual total compensation of our CEO, Mr. Kirby, was $9,796,602, as reported in the “Total” column of the 2022 Summary Compensation Table on page 110. Based on the foregoing, the estimated 2022 ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees is estimated to be approximately 111 to 1.
Identifying the Median Employee and Calculating Total Compensation.   The CEO pay ratio disclosure rules require companies to identify a median employee only once every three years and to calculate total compensation for that median employee each year, provided that there has not been a significant change to the company’s employee population or employee compensation arrangements. We have determined that, since December 31, 2021 (the date used to identify the 2021 median employee), there have not been any changes in the Company’s employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our 2022 CEO pay ratio disclosure. Therefore, for purposes of our 2022 CEO pay ratio calculation, we have used the same median employee identified in 2021 through the process described below.
For purposes of identifying the median employee in 2021, we utilized the dollar amount reported in Box 5 of the 2021 Form W-2 Wage and Tax Statement provided for each U.S. employee on the Company’s payroll as of December 31, 2021. This consistently applied compensation measure was chosen because it is a readily available measure for all U.S. employees and we believe it is a reasonable measure of total annual compensation. For purposes of identifying the median employee as of December 31, 2021, we determined that there were approximately 77,500 active employees, of which approximately 85% were represented by various labor organizations. These employee totals are based on our internal payroll records and include employees of Company subsidiaries. In our process for identifying the 2021 median employee, we also identified a group of alternate median employees with 2021 compensation substantially similar to the original median employee in order to provide alternate median employee if appropriate and as permitted under the CEO pay ratio disclosure rules.
As of December 31, 2021, approximately 3,800 of our employees were located outside of the United States. Pursuant to the de minimis exemption provided under Item 402(u) of Regulation S-K, because our non-U.S. employees accounted for less than 5% of our total U.S. and non-U.S. employees, all our international employees were excluded from the determination of the median employee. Our Guam employees are included with our U.S. employees for purposes of these calculations.
As of December 31, 2021, our international employee locations and the number of excluded employees in each location were as follows: Argentina—122; Aruba—2; Australia—37; Bahamas—1; Belgium—39; Belize—15; Brazil—266; Canada—9; Cayman Islands—1; Chile—10; China—95; Colombia—44; Costa Rica—96; Dominican Republic—29; Ecuador—28; El Salvador—66; France—74; French Polynesia—2; Germany—124; Ghana—2; Guatemala—62; Honduras—44; Hong Kong—79; India—364; Ireland—11; Israel—26; Italy—16; Jamaica—1; Japan—463; Marshall Islands—29; Mexico—777; Micronesia (Federated States)—77; Netherlands—34; New Zealand—3; Nicaragua—16; Nigeria—3; Palau—17; Panama—55; Peru—31 Philippines—7; Portugal—21; Singapore—20; Saint Maarten—1; South Korea—1; South Africa—6; Spain—24; Sweden—1; Switzerland—11; Taiwan—47; Trinidad/Tobago—4; Turks and Caicos Islands—1; and United Kingdom—440. After taking into account the de minimis exemption, approximately 73,700 employees in the United States and no employees located outside of the United States were considered for identifying the median employee.
134	2023 Proxy Statement

Executive Compensation

Pay Versus Performance
This section provides another view of the compensation provided to our NEOs in comparison to certain performance metrics.
Pay Versus Performance
YEAR(1)	Summary Compensation Table Total for PEO (Kirby) ($)(2)	Summary Compensation Table Total for PEO (Munoz) ($)(2)	Compensation Actually Paid to PEO (Kirby) ($)(3)	Compensation Actually Paid to PEO (Munoz) ($)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income (Loss) (in millions) ($)	CASM-ex (in dollars and cents) ($)(6)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)
2022	9,796,602	N/A	10,058,414	N/A	2,942,377	3,417,536	42.80	48.50	737	11.73
2021	9,845,064	N/A	11,157,102	N/A	3,220,759	4,014,054	49.70	74.47	(1,964)	12.96
2020	8,891,854	12,098,693	(3,759,397)	5,522,588	4,516,414	2,609,662	49.10	75.79	(7,069)	17.13
(1)
The Principal Executive Officer (“PEO”) and NEOs for the applicable years were as follows:

2022:   Scott Kirby served as the Company’s PEO for the entirety of 2022 and the Company’s other NEOs were: Brett Hart, Gregory Hart, Gerald Laderman and Linda Jojo.
2021:   Scott Kirby served as the Company’s PEO for the entirety of 2021 and the Company’s other NEOs were: Brett Hart, Gerald Laderman, Linda Jojo and Andrew Nocella.
2020:   Scott Kirby was promoted to the role of PEO on May 20, 2020, the date of the Company’s 2020 annual meeting of stockholders. Oscar Munoz served as the Company’s PEO during 2020 up until May 20, 2020, and then transitioned to the role of Executive Chairman of the Board. The Company’s other NEOs for 2020 were: Brett Hart, Gerald Laderman, Linda Jojo and Andrew Nocella.
(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Messrs. Kirby and Munoz and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s non-PEO NEOs for the applicable year.

(3)
To calculate the compensation actually paid (“CAP”) as required under SEC disclosure rules, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for each person who served as PEO during the covered period and for the average of the non-PEO NEOs is set forth following the footnotes to this table.

(4)
Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2019. Historic stock price performance is not necessarily indicative of future stock price performance.

(5)
The TSR Peer Group consists of the NYSE Arca Airline Index (“XAL”), an independently prepared index that includes companies in the airline industry and which is used for the stock performance graph in the Company’s 2022 Form 10-K.

(6)
The Committee selected CASM-ex as its Company-Selected Measure, because, in the Company’s assessment, it represents the most important financial performance measure used by the Company to link compensation actually paid to the NEOs for 2022 to Company performance. The Committee believes that management’s success with respect to cost discipline during the period of executing on the Company’s United Next growth strategy is critical to meeting the long-term financial objectives of the Company and stockholders. CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. The Company reports CASM excluding special charges (credits),

2023 Proxy Statement	135

Executive Compensation
—third-party business expenses, fuel expense and profit sharing (“CASM-ex”). The Company believes that adjusting for special charges (credits) is useful to investors because special charges (credits) are not viewed as indicative of the Company’s ongoing performance. The Company also believes that excluding third-party business expenses, such as maintenance, flight academy, ground handling and catering services for third parties, provides more meaningful disclosure because these expenses are not directly related to the Company’s core business. The Company also believes that excluding fuel expense from certain measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. The Company excludes profit sharing from CASM-ex because it believes that this exclusion allows investors to better understand and analyze the Company’s operating cost performance and provides a more meaningful comparison of our core operating costs to the airline industry.
Reconciliation of CAP Adjustments
CAP Adjustments—PEO—Scott Kirby
YEAR	Summary Compensation Table Total ($)(a)	Minus Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year ($)(b)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year ($)(c)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years ($)(d)	Plus Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(e)	Plus/(Minus) Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(f)	Minus Fair Value as of Prior Fiscal Year- End of Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(g)	Equals Compensation Actually Paid ($)
2022	9,796,602	8,666,624	10,244,183	(928,335)	—	(387,412)	—	10,058,414
2021	9,845,064	8,729,907	3,741,920	(43,867)	5,656,806	687,086	—	11,157,102
2020	8,891,854	8,585,093	7,317,424	(8,908,335)	—	(2,475,247)	—	(3,759,397)
CAP Adjustments—PEO—Oscar Munoz
YEAR	Summary Compensation Table Total ($)(a)	Minus Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year ($)(b)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year ($)(c)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years ($)(d)	Plus Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(e)	Plus/(Minus) Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(f)	Minus Fair Value as of Prior Fiscal Year- End of Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(g)	Equals Compensation Actually Paid ($)
2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	12,098,693	10,500,146	5,821,450	(405,696)	—	(1,491,713)	—	5,522,588
136	2023 Proxy Statement

Executive Compensation
CAP Adjustments—Other Non-PEO NEOs (Average)(h)
YEAR	Summary Compensation Table Total ($)(a)	Minus Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year ($)(b)	Plus Fair Value at Fiscal Year- End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year ($)(c)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years ($)(d)	Plus Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(e)	Plus/(Minus) Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(f)	Minus Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(g)	Minus Change in Accumulated Benefits Under Defined Benefit and Actuarial Pension Plans ($)(i)	Plus Service Costs Under Defined Benefit and Actuarial Pension Plans ($)(j)	Equals Compensation Actually Paid ($)
2022	2,942,377	2,072,759	2,399,624	(135,765)	—	284,059	—	—	—	3,417,536
2021	3,220,759	2,412,489	912,342	27,855	1,881,136	384,451	—	—	—	4,014,054
2020	4,516,414	3,918,816	2,676,364	(208,563)	—	(453,433)	—	2,304	—	2,609,662
(a)
Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the non-PEO NEOs, amounts shown represent averages.

(b)
Represents the grant date fair value of the option and stock awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(c)
Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested option and stock awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(d)
Represents the change in fair value during the indicated fiscal year of the outstanding and unvested option and stock awards held by the applicable NEO as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(e)
Represents the fair value at vesting of the option and stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(f)
Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each option and stock award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(g)
Represents the fair value as of the last day of the prior fiscal year of the option and stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(h)
See footnote 1 for a list of the NEOs included in the average for each indicated fiscal year.

(i)
Represents the change in the actuarial present value of the accumulated benefit under all defined benefit and actuarial pension plans reported in the Summary Compensation Table for the indicated fiscal year.

(j)
Represents the sum of the actuarial present value of the benefit under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year, calculated using the same methodology as used in the Company’s financial statements under generally accepted accounting principles.

2023 Proxy Statement	137

Executive Compensation
Relationship Between Pay and Performance
We believe the “Compensation Actually Paid” amounts as required to be calculated in accordance with SEC disclosure rules, in each of the years reported above and over the three-year cumulative period are reflective of the Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to our stock performance and varying levels of achievement against pre-established performance goals under our 2022 STI and our 2022 LTI awards, including our CASM-ex performance.
•
As the Company experienced significant net losses in the first year of the pandemic, NEOs’ CAP was also low.

•
In 2021 and 2022, net income increased and CAP for our NEOs increased accordingly compared to 2020. However, the CAP for Mr. Kirby and the NEOs was still significantly below the applicable target compensation level.

•
There is intended to be an inverse relationship between performance with respect to cost measures and compensation. The above graph illustrates that as the Company’s CASM-ex results decreased, pay generally increased or slightly decreased with respect to the improved financial performance.

138	2023 Proxy Statement

Executive Compensation
•
As the Company implemented structural cost reductions (which were a measure of performance under the Company’s 2021 STI awards) and increased flying, CASM-ex decreased.

•
In 2020, the impact of the pandemic on the Company was enhanced versus the TSR Peer Group as a result of the Company’s disproportionally greater levels of business and international travel, which were more adversely impacted than domestic leisure travel.

•
As the impacts of the pandemic on travel eased, our TSR first stabilized and then improved compared with our peers.

Our Performance Metrics
Over the decade preceding the onset of the COVID-19 pandemic, the Company’s executive compensation program was largely consistent year-over-year, with primary emphasis on pre-tax income in the annual incentive program and focus on relative and absolute pre-tax margin and return on invested capital (“ROIC”) financial measures in the long-term incentives. Beyond the emphasis on these financial measures, our compensation design also maintained a focus on customer satisfaction, which has evolved over the years to the current focus on NPS results and operational results, including on-time performance and baggage handling metrics. These operational metrics are also key drivers of customer satisfaction results.
During the pandemic, the historic financial metrics used in the Company’s compensation design, such as pre-tax income, were viewed to be largely inappropriate for retaining executives and motivating performance. Instead, the Committee designed compensation programs to reward our management team for its execution of the priorities that would prepare and equip the Company for recovery from the impact of the COVID-19 pandemic on the airline industry and future success. Our 2021 compensation incentives focused incentive performance rewards on NPS and financial metrics based on both structural cost reductions and adjusted core cash burn. Our 2022 compensation incentives emphasized actions to prepare the Company for execution of our United Next strategy and the integration of approximately 700 new narrow and widebody aircraft by 2033. In 2022, we also incorporated ESG metrics into our long-term design to make sure that, as we look to the future, our leadership team is focused on appropriate initiatives to prioritize our commitments to environmental sustainability and DEI. For our 2022 Program design, the financial focus was CASM-ex.
The following is a list of financial performance measures, which in the Company’s assessment are the only financial performance measures used by the Company to link CAP to the NEOs for 2022 to Company performance.
2023 Proxy Statement	139

Executive Compensation
2022 Most Important Financial Measures (unranked)
•
CASM-ex (which was included in (i) the 2022 STI awards, measured based on 4th quarter 2022 results, and (ii) the 2022 Performance-Based RSU awards, measured based on full-year 2023 results);

•
Stock price (which impacts the value of outstanding equity-based awards); and

•
Pre-tax margin (which was the financial metric used in our 2020 Performance-Based RSU awards for the 2020-2022 performance period).

140	2023 Proxy Statement

Item 4—A Vote to Approve, on a Nonbinding Advisory Basis, the Frequency of Holding Future Advisory Votes to Approve the Compensation
of the Company’s Named Executive Officers
Item 4—A Vote to Approve, on a Nonbinding Advisory Basis, the Frequency of Holding Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, this Item 4 affords stockholders the opportunity to cast a nonbinding advisory vote on how often we should include a Say-on-Pay vote, such as the one set forth above under Item 3, in our proxy materials for future annual stockholder meetings or any special stockholder meeting for which we must include executive compensation information in the proxy statement for that meeting. Under this Item 4, stockholders should mark their proxy card or voting instruction card for one year (annual), two years (biennial) or three years (triennial) based on their preference for how frequently (being every one, two or three years) a nonbinding advisory vote to approve the compensation of our NEOs should be held pursuant to the following nonbinding advisory resolution or abstain from voting.
RESOLVED, that the stockholders wish United Airlines Holdings, Inc. to include an advisory vote on the compensation of its named executive officers pursuant to Section 14A of the Securities Exchange Act every:
•
one year (annual);

•
two years (biennial); or

•
three years (triennial).

Since 2011, we have held a nonbinding advisory vote on executive compensation annually, consistent with the views of our stockholders expressed in 2011 and 2017. After careful consideration of the various arguments supporting each frequency level, the Board, based upon the recommendation of the Compensation Committee, has determined that continuing to conduct an annual nonbinding advisory vote to approve the compensation of our NEOs is the most appropriate choice for the Company and in the best interest for our stockholders at this time as it allows our stakeholders to provide direct and immediate input on our executive compensation philosophy, policies and practices each year and enables the Board and the Compensation Committee to understand and incorporate such input in structuring the Company’s executive compensation program for the fiscal year following the Say-on-Pay nonbinding advisory vote. As time progresses the Board may alter this view, but currently the Board is interested in obtaining feedback from stakeholders on a yearly basis to assist in evaluating and structuring the Company’s compensation program, which is consistent with the Company’s and Board’s efforts to encourage a meaningful, ongoing dialogue with our stakeholders on the Company’s executive compensation practices and corporate governance matters.
The option that receives the highest number of votes cast by our stockholders will be considered the recommended frequency. As an advisory vote, this proposal is not binding on the Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board will review the results of the vote. Consistent with the Company’s and Board’s record of stockholder responsiveness, the Compensation Committee and the Board will consider stockholders’ views and take them into account, along with other relevant factors, in connection with their decisions concerning the frequency with which to hold future advisory votes to approve the compensation of our NEOs. Stockholders should note that because the vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of
2023 Proxy Statement	141

Item 4—A Vote to Approve, on a Nonbinding Advisory Basis, the Frequency of Holding Future Advisory Votes to Approve the Compensation
of the Company’s Named Executive Officers
our executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stakeholders.
Consistent with applicable law, stockholders will have an opportunity to cast a nonbinding advisory vote on the frequency of holding the Say-on-Pay vote at least every six years. It is expected that the next Say-on-Pay Frequency Vote will occur at the Company’s 2029 annual meeting of stockholders. Notwithstanding the Board’s recommendation and the outcome of the stakeholder vote, the Board may decide in the future to change the vote frequency based on factors such as the nature of the Company’s compensation programs, input from our stakeholders and the Board’s views on the best way to obtain meaningful stakeholder input.
The Board recommends a vote on Item 4 to hold Say-on- Pay votes every ONE YEAR (meaning advisory votes would be held every year)
Vote Required:
For Item 4—A Vote to Approve, on a Nonbinding Advisory Basis, the Frequency of Holding Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers—the frequency (every one year, two years or three years) that receives the highest number of votes cast by stockholders will be considered the recommended frequency of future advisory votes to approve the compensation of the Company’s NEOs.
Abstentions and broker non-votes have no effect on the advisory vote to approve the frequency of future advisory votes on compensation of the Company’s NEOs.

142	2023 Proxy Statement

Item 5—Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan
to Increase the Available Shares by 2,200,000 Shares
Item 5—Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan to Increase the Available Shares by 2,200,000 Shares
At the Annual Meeting, stockholders will be asked to approve the Plan Amendment, which was approved by the Board upon the recommendation of the Compensation Committee on February 16, 2023, subject to stockholder approval. If approved, the Plan Amendment will become effective on May 24, 2023.
At our 2021 Annual Meeting of Stockholders, our stockholders approved the 2021 Plan. As of December 31, 2022, there were 4,739,851 shares of Common Stock that remained available for issuance under the 2021 Plan, assuming that outstanding Performance-Based RSUs are counted at the maximum “stretch” performance level (or, with respect to the 2020-2022 Performance-Based RSUs, based on achievement at 120%, as was certified by the Compensation Committee in February 2023). The Board, upon the recommendation of the Compensation Committee, recommends that our stockholders approve the amendment to increase the number of shares authorized for issuance under the 2021 Plan. Given the limited number of shares that remain available under the 2021 Plan, management and the Board believe that it is important that the Plan Amendment be approved in order to maintain the Company’s ability to attract and retain key personnel and continue to provide them with strong incentives to contribute to the Company’s future success and to further align their interests with stockholder interests. The Board believes that the Company has used equity in a reasonable manner under the 2021 Plan and its prior equity plans.
Based on a review of our historical and projected grant practices, we estimate that the shares reserved for grant under the 2021 Plan should meet the Company’s equity grant needs for approximately three years. The shares reserved may, however, last for more or less than three years depending on currently unknown factors, such as the number of grant recipients, future grant practices and the Company’s Common Stock price.
A summary of the material features of the 2021 Plan is set forth below. This summary is, however, qualified in its entirely by and subject to the full text of the 2021 Plan, as proposed to be amended by the Plan Amendment, which is attached as Appendix B-1. For ease of reference, the marked copy of the 2021 Plan in Appendix B-2 shows the proposed changes of the Plan Amendment with the deleted text in strikethrough format and added text underlined. Capitalized terms used in this summary that are not otherwise defined have the respective meanings given to such terms in the 2021 Plan. If our stockholders approve the Plan Amendment, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the 2021 Plan.
The Board recommends you vote FOR Item 5
Vote Required:
Approval of Item 5—Vote to Approve the First Amendment to the Amended and Restated 2021 Incentive Compensation Plan—requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect on the outcome of this proposal.

2023 Proxy Statement	143

Item 5—Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan
to Increase the Available Shares by 2,200,000 Shares

Proposed Amendment
At the Annual Meeting, our stockholders will be asked to approve an amendment to the 2021 Plan to increase the available shares authorized for issuance under the 2021 Plan by 2,200,000 shares of Common Stock (the “Plan Amendment”). The Board approved the Plan Amendment, subject to stockholder approval at the Annual Meeting.
As of December 31, 2022, there were 4,739,851 shares of Common Stock that remained available for future issuances under the 2021 Plan, assuming that outstanding Performance-Based RSUs are counted at the “stretch” performance level (or, with respect to the 2020-2022 Performance-Based RSUs, based on achievement at 120%, as was certified by the Compensation Committee in February 2023). After adding the current shares of Common Stock that remained available for future issuances under the 2021 Plan to the additional shares approved by the Plan Amendment—2,200,000 shares—there will be a total of 6,939,851 shares available for future issuance under the 2021 Plan. Under the original terms of the 2021 Plan, the maximum number of shares of Common Stock authorized to be issued was equal to the sum of (i) 3,600,000 and (ii) the number of shares of Common Stock that remained available for issuance under the United Continental Holdings, Inc. 2017 Incentive Compensation Plan (the “2017 Plan”) as of the effective date of the 2021 Plan.
If the Plan Amendment is approved, the maximum number of shares of Common Stock authorized to be issued under the 2021 Plan will increase by 2,200,000 shares. If the Plan Amendment is approved by stockholders, we will continue to be able to make awards of equity incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented management team who will contribute to our success.
If the Plan Amendment is not approved, we will continue to operate the 2021 Plan in accordance with its terms.

General
Under the 2021 Plan, the Company may grant: nonqualified stock options; incentive stock options (within the meaning of Section 422 of the Code); stock appreciation rights (“SARs”); restricted shares; restricted share units (“RSUs”); performance units; cash incentive awards; other equity-based and equity-related awards; and dividends and dividend equivalents (collectively, the “Awards”).
Total shares subject to outstanding awards under the 2021 Plan, the 2017 Plan and the Company’s 2008 Incentive Compensation Plan (the “2008 Plan”) as of December 31, 2022 was 4,702,829 assuming that outstanding Performance-Based RSUs are counted at the “stretch” performance level (or, with respect to the 2020-2022 Performance-Based RSUs, based on achievement at 120%, as was certified by the Compensation Committee in February 2023). As of December 31, 2022, 689,200 stock options were outstanding with a weighted average exercise price of $82.12 per share and weighted average remaining term of 4.34 years. See “Beneficial Ownership of Securities—Equity Compensation Plan Information” for information as of December 31, 2022 regarding the number of shares of our Common Stock that may be issued under the Company’s equity compensation plans.

Purpose of the 2021 Plan
The Board believes that the 2021 Plan is an important part of the Company’s overall compensation program. The purpose of the 2021 Plan is to promote the interests of the Company and its stockholders by (i) aligning the interests of the Company’s stockholders and award recipients by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) providing opportunities to link compensation of award recipients to the Company’s short-term and/or long-term performance and (iii) attracting, retaining and rewarding officers and employees (including prospective officers and employees) through compensation opportunities designed to motivate such persons to act in the best interests of the Company and its stockholders.
144	2023 Proxy Statement

Item 5—Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan
to Increase the Available Shares by 2,200,000 Shares

Certain Features of the 2021 Plan
The following features of the 2021 Plan are designed to reinforce alignment between the equity compensation arrangements awarded pursuant to the 2021 Plan and our stockholders’ interests:
The number of shares available for Awards under the 2021 Plan was initially equal to 3,600,000 shares of Common Stock, plus the number of shares of Common Stock that remained available for issuance under the 2017 Plan as of the effective date of the 2021 Plan, with the available shares of Common Stock under the 2021 Plan to be increased by 2,200,000 shares shares if our stockholders approve the Plan Amendment.
The 2021 Plan contains the following key features:
•
No discounting of stock options or SARs;

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No repricing or replacement of underwater stock options or SARs without stockholder approval;

•
No dividend equivalents on stock options or SARs;

•
Dividends and dividend equivalents paid with respect to Awards other than stock options and SARs are subject to the same restrictions as the underlying Award;

•
No liberal definition of “change of control;” and

•
Awards granted under the 2021 Plan are subject to any claw-back policy adopted by the Company, as in effect from time to time.

Description of the 2021 Plan
The following description is qualified in its entirety by reference to the plan document, as amended by the Plan Amendment, copies of which are attached as Appendices B-1 and B-2 and which are incorporated into this proxy statement by reference. The following does not purport to be a complete description of all of the provisions of the 2021 Plan, as amended by the Plan Amendment.
Administration
The 2021 Plan is administered by the Compensation Committee of the Board, or a subcommittee thereof, or such other committee of the Board as may be designated by the Board to administer the plan (the “Committee”). Subject to the terms of the 2021 Plan and applicable law, the Committee has the sole authority to administer the 2021 Plan, including, but not limited to, the authority to (i) designate plan participants; (ii) determine the type or types of Awards to be granted to a participant; (iii) determine the number of shares of Common Stock to be covered by Awards; (iv) determine the terms and conditions of Awards; (v) determine the vesting schedules of Awards and, if certain performance criteria must be attained in order for an Award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained; (vi) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the 2021 Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it should deem appropriate for the proper administration of the 2021 Plan; (viii) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards and (ix) make any other determination and take any other action that the Committee deemed necessary or desirable for the administration of the 2021 Plan.
The Committee may delegate some or all of its power and authority under the 2021 Plan to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, or to one or more senior officers of the Company as the Committee deems appropriate, except that it may not delegate
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Item 5—Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan
to Increase the Available Shares by 2,200,000 Shares
its power and authority to a member of the Board or senior officers of the Company with regard to the selection for participation in the 2021 Plan of an officer or other employee subject to Section 16 of the Exchange Act.
Available Shares
Subject to adjustment for changes in capitalization in accordance with the terms of the 2021 Plan, the number of shares of Common Stock available under the 2021 Plan, other than substitute awards in a corporate transaction, was initially equal to the sum of (i) 3,600,000 shares of Common Stock and (ii) the number of shares of Common Stock that remained available for issuance under the 2017 Plan as of the effective date of the 2021 Plan, all of which may be delivered as incentive stock options. If the Plan Amendment is approved by the stockholders, the maximum number of shares of Common Stock authorized to be issued under the 2021 Plan will increase by 2,200,000 shares. On March 27, 2023, the closing sales price per share of our Common Stock as reported on The Nasdaq Stock Market LLC (“NASDAQ”) was $41.94.
Each share with respect to which any Award denominated in shares is granted under the 2021 Plan reduces the aggregate number of shares available under the 2021 Plan by one. Upon exercise of a stock-settled SAR, each share with respect to which such stock-settled SAR was exercised would be counted as one share against the aggregate number of shares available under the 2021 Plan, regardless of the number of shares actually delivered upon settlement of such stock-settled SAR.
If, after the effective date of the 2021 Plan, any Award granted under the 2021 Plan or the 2017 Plan or any other equity plan maintained by the Company under which awards are outstanding as of the effective date of the 2021 Plan (together with the 2017 Plan, the “Prior Plans”), other than a substitute award granted in connection with a corporate transaction, (i) is forfeited, or otherwise expires, terminates or is canceled without the delivery of all of the shares subject to such Award (including the forfeiture of shares subject to a performance-based Award due to the failure to achieve the maximum level of performance) or (ii) is settled in cash, then the shares covered by such Award would again be available to be delivered pursuant to Awards under the 2021 Plan. In addition, shares subject to an Award under the 2021 Plan or a Prior Plan will again be available for issuance under the 2021 Plan if such shares are delivered to or withheld by the Company to pay the withholding taxes related to an outstanding Award. Shares of Common Stock subject to an Award under the 2021 Plan or a Prior Plan will not again be available for issuance under the 2021 Plan if such shares are (x) shares that were subject to a stock option or a stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such stock option or SAR, (y) shares delivered to or withheld by the Company to pay the purchase price related to an outstanding Award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.
Change of Control
Unless otherwise provided in an Award agreement, in the event of a change of control of the Company, the Board (as constituted prior to such change of control) may, in its discretion, provide that (i) some or all outstanding stock options and SARs will become exercisable in full or in part, either immediately upon the change of control or upon a subsequent termination of employment (other than voluntary termination without good reason or due to retirement or for cause termination events); (ii) the time-based vesting requirements applicable to some or all outstanding Awards will lapse in full or in part, either immediately upon the change of control or upon a subsequent termination of employment (other than voluntary termination without good reason or due to retirement or for cause termination events); (iii) the performance period applicable to some or all outstanding Awards will lapse in full or in part and (iv) the performance criteria applicable to some or all outstanding Awards will be deemed satisfied at the target or actual level of performance. In addition, in the event of a change of control, the Board may, in its discretion, require that shares of stock of the company resulting from such change of control, or the parent thereof, or other property be substituted for some or all of the shares of Common Stock subject to outstanding Awards and/or require outstanding Awards, in whole or in part, to be surrendered to the Company in exchange for a payment of cash, other property, shares of capital stock in the company resulting from the change of control, or the parent thereof, or a combination of cash, other property and shares.
146	2023 Proxy Statement

Item 5—Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan
to Increase the Available Shares by 2,200,000 Shares
Under the terms of the 2021 Plan, a change of control is generally defined as (i) the consummation of a merger or consolidation that results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent less than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; (ii) the acquisition of securities of the Company representing 25% or more of the total combined voting power of the Company’s then outstanding securities by any person or entity, or group of persons or entities acting in concert, subject to certain exceptions; (iii) the disposition by the Company of all or substantially all of the Company’s assets to an entity, other than an entity of which at least 80% of the combined voting power of the voting securities are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; (iv) stockholder approval of a liquidation of the Company or (v) change in the composition of the majority of our Board over a 12-month period.
Adjustments
In the event of any extraordinary dividend or other extraordinary distribution, recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off or any other event that constitutes an “equity restructuring”, the Committee will, in the manner determined by the Committee to be appropriate or desirable, adjust any or all of (a) the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted and (b) the terms of any outstanding Award.
In the event that the Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transaction affects the shares such that an adjustment is determined by the Committee in its discretion to be appropriate or desirable, then the Committee may (a) adjust (1) the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the maximum aggregate number of shares that may be delivered pursuant to Awards granted under the 2021 Plan and (2) the terms of any outstanding Award, (b) if deemed appropriate or desirable by the Committee, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancelation of such award and (c) if deemed appropriate or desirable by the Committee, cancel and terminate any underwater option or stock appreciation rights without consideration therefore.
Award Agreements
Each Award is evidenced by an Award agreement, which is delivered to the participant and specifies the terms and conditions of the Award and any rules applicable thereto. The Committee may approve an Award agreement that, upon the termination of a participant’s employment, provides that, or may, in its sole discretion based on a review of all relevant facts and circumstances, otherwise take action regarding an Award agreement such that (i) any or all outstanding stock options and SARs will become exercisable in part or in full, (ii) all or a portion of the time-based vesting requirements applicable to any outstanding Award will lapse, (iii) all or a portion of the performance period applicable to any outstanding Award will lapse and (iv) the performance criteria applicable to any outstanding Award (if any) will be deemed to be satisfied at the target or any other level.
No Repricing
Under the terms of the 2021 Plan, in no event may any stock option or SAR (i) be amended to decrease the exercise price thereof, (ii) be cancelled at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another Award or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such stock option or SAR, unless such amendment, cancellation, or action is approved by the Company’s stockholders, other than in connection with a change of control or pursuant to the adjustment provisions of the 2021 Plan.
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Item 5—Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan
to Increase the Available Shares by 2,200,000 Shares
Claw-back of Awards
Awards granted under the 2021 Plan and any cash payment or shares of Common Stock delivered pursuant to an Award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Award agreement or any claw-back or recoupment policy which the Company may adopt from time to time, including any policy which the Company may be required to adopt under the Dodd-Frank Act or as otherwise required by law.
Transferability of Awards
Awards generally are not transferable, except by will or the laws of descent and distribution, provided that, unless prohibited by the applicable Award agreement, Awards may be transferred for no consideration to immediate family members, family partnerships and family trusts and other individuals and entities that are considered “family members” within the meaning of the instructions to Registration Statements on Form S-8 under the Securities Act of 1933. In no event may any Award be transferred to any third party in exchange for value.
Effective Date, Termination and Amendment
The 2021 Plan became effective on May 26, 2021. The 2021 Plan will terminate as of May 26, 2031, unless earlier terminated by the Board. The Board may amend the 2021 Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of NASDAQ. No modification, amendment or termination of the 2021 Plan that is materially adverse to a participant will be effective without the consent of the affected participant, unless otherwise provided by the Committee in the applicable Award agreement.
Subject to the prohibition on stock option and SAR repricings, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award previously granted, prospectively or retroactively. However, unless otherwise provided by the Committee in the applicable Award agreement or in the 2021 Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely impair the rights of any participant with respect to any Award previously granted will not be effective without the consent of the affected participant.
Eligibility
Participants in the 2021 Plan consist of such officers or other employees (including any prospective officer or other employee) of the Company and its affiliates as selected by the Committee. Although all officers and other employees of the Company (approximately 96,300 persons as of March 27, 2023) are eligible to participate in the 2021 Plan if selected by the Committee, our historical practice has been to limit participation to officers and management employees at levels 1 through 4, representing approximately 4,200 officers and other employees.
Types of Awards
Stock Options.   The Committee is permitted to grant both incentive stock options and nonqualified stock options under the 2021 Plan. The exercise price for stock options may not be less than the fair market value (as defined in the 2021 Plan) of a share of Common Stock on the grant date. Stock options vest and become exercisable as set forth in the applicable Award agreement. Provisions regarding the exercisability of stock options following termination of employment, other than as a result of death or disability, are set forth in the applicable Award agreement. Except as otherwise provided for in an Award agreement, in the event of a termination of a participant’s employment due to death or disability (as defined in the 2021 Plan), unvested stock options immediately vest and all stock options held by the participant remain exercisable for 12 months following such termination of employment. Notwithstanding any provision in the 2021 Plan, in no event will a stock option be exercisable for more than ten years after its grant date. The 2021 Plan prohibits the payment of dividend equivalents with respect to stock options.
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Item 5—Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan
to Increase the Available Shares by 2,200,000 Shares
Stock Appreciation Rights.   The Committee is permitted to grant SARs under the 2021 Plan. The exercise price for SARs may not be less than the fair market value (as defined in the 2021 Plan) of a share of our Common Stock on the grant date. Upon exercise of a SAR, the holder receives cash, shares of our Common Stock, other securities, other Awards, other property or a combination of any of the foregoing, as determined by the Committee, equal in value to the excess, if any, of the fair market value of a share of our Common Stock on the date of exercise of the SAR over the exercise price of the SAR. Subject to the provisions of the 2021 Plan and the applicable Award agreement, the Committee determines the vesting criteria, term, methods of exercise, and any other terms and conditions of any SAR. Provisions regarding the exercisability of SARs following termination of employment, other than as a result of death or disability, are set forth in the applicable Award agreement. Except as otherwise provided for in an Award agreement, in the event of termination of a participant’s employment due to death or disability (as defined in the 2021 Plan), unvested SARs immediately vest and all SARs held by the participant remain exercisable for 12 months following such termination. Notwithstanding any provision in the 2021 Plan, in no event will a SAR be exercisable for more than ten years after its grant date. The 2021 Plan prohibits the payment of dividend equivalents with respect to SARs.
Restricted Shares and Restricted Stock Units.   Subject to the provisions of the 2021 Plan, the Committee is permitted to grant restricted shares and RSUs. Restricted shares and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the 2021 Plan or the applicable Award agreement. Restricted shares are evidenced in such manner as the Committee determines.
An RSU may be granted with respect to one share of Common Stock or have a value equal to the fair market value of one such share. Upon the lapse of restrictions applicable to an RSU, the RSU may be paid in cash, shares of our Common Stock, other securities, other Awards or other property, as determined by the Committee, or in accordance with the applicable Award agreement. In connection with each grant of restricted shares, except as provided in the applicable Award agreement, the holder is entitled to the rights of a stockholder (including the right to vote) in respect of such restricted shares. Except as otherwise provided for in an Award agreement, in the event of termination of a participant’s employment due to death or disability (as defined in the 2021 Plan), unvested restricted shares and RSUs subject to time-based vesting restrictions immediately vest upon such termination.
Performance Units.   Subject to the provisions of the 2021 Plan, the Committee may grant performance units to participants. Performance units have an initial value established by the Committee (or determined by reference to a valuation formula specified by the Committee) at the time of the grant. In its discretion, the Committee may set performance criteria that, depending on the extent to which they were met during a specified performance period, determines the number and/or value of performance units that will be paid out to the participant. The Committee, in its sole discretion, is permitted to pay earned performance units in the form of cash, shares of our Common Stock or any combination thereof that has an aggregate fair market value equal to the value of the earned performance units at the close of the applicable performance period. The determination of the Committee with respect to the form and timing of payout of performance units is set forth in the applicable Award agreement.
Cash Incentive Awards.   Subject to the provisions of the 2021 Plan, the Committee is permitted to grant cash incentive Awards payable upon the attainment of performance criteria.
Other Stock-Based Awards.   Subject to the provisions of the 2021 Plan, the Committee is permitted to grant to participants other equity-based or equity-related compensation Awards, including vested stock. The Committee determines the amounts and terms and conditions of any such Awards.
Dividends and Dividend Equivalents.   In the discretion of the Committee, an Award, other than a stock option, SAR or a cash incentive Award, may provide the participant with dividends or dividend equivalents, payable in cash, shares, other securities, other Awards or other property on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, (A) withholding of such amounts by the Company subject to vesting of the Award or (B) reinvestment in additional shares, restricted shares or other Awards; provided, however, that any dividends or dividend equivalents shall be subject to the same restrictions as the underlying Award to which they relate.
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Item 5—Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan
to Increase the Available Shares by 2,200,000 Shares
Performance Criteria.   The Committee may grant Awards with criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of a stock option or SAR or (ii) during the applicable performance period as a condition to the vesting of the participant’s interest, in the case of restricted shares, of the shares of Common Stock subject to such Award, or, in the case of RSUs, performance units, cash incentive Awards or other equity-based or equity-related Awards, to the participant’s receipt of the shares of Common Stock subject to such Award or of payment with respect to such Award. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing performance criteria under the 2021 Plan: net income before or after taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”) or EBITDA margin; earnings before interest, taxes, depreciation, amortization and rent; operating income; earnings per share; total shareholder return, return on shareholders’ equity, or shareholder value appreciation; return on investment or capital; return on assets; net operating profit; share price; profitability/profit margins; market share (in the aggregate or by segment); revenues or sales (in the aggregate or by segment) (based on units and/or dollars); costs (including cost reductions or costs by category (e.g. interest expense); cash flow; cost per available seat mile (“CASM”); CASM ex-fuel; economic value added; strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to on-time arrivals, on-time departures, baggage delivery, customer satisfaction, employee satisfaction, or any combination of the foregoing; or such other goals as the Committee may determine whether or not listed in the 2021 Plan. Performance criteria may be applied on an absolute basis and/or be relative to one or more peer companies of the Company or indices or any combination thereof. The Committee is authorized at any time, in its sole and plenary discretion, to include or exclude components of any performance criteria, including, without limitation, foreign exchange gains and losses, asset write downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance criteria shall be subject to such other special rules and conditions as the Committee may establish at any time.
New Plan Benefits.   The number of stock options and other forms of Awards that will be granted in the future under the 2021 Plan is not currently determinable. Awards granted under the 2021 Plan are within the Committee’s discretion and the Committee has not determined future Awards or who might receive them. The 2021 Plan does not have set benefits or amounts and no grants or awards have been made by the Committee subject to stockholder approval. Please see the “Executive Compensation—Grants of Plan-Based Awards for 2022” for information regarding the grants made to our named executive officers during 2022.
Historical Equity Awards Table.   The following table sets forth the number of shares subject to Awards granted over the lifetime of the 2021 Plan to the individuals and groups as indicated as of March 27, 2023:
Name and Position	Stock Options	Restricted Stock	Restricted Stock Units	Performance Units
Scott Kirby, Chief Executive Officer	—	—	186,878	218,311
Brett Hart, President	—	—	62,507	93,269
Gregory Hart, Executive Vice President and Chief Growth Officer	—	—	51,081	51,081
Gerald Laderman, Executive Vice President and Chief Financial Officer	—	—	43,569	43,569
Linda Jojo, Executive Vice President and Chief Customer Officer	—	—	42,067	42,067
All current executive officers as a group (8 persons)	—	—	483,697	574,498
All employees (other than current executive officers) as a group (approximately 4,200 persons)	—	—	1,533,899	406,196
150	2023 Proxy Statement

Item 5—Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan
to Increase the Available Shares by 2,200,000 Shares

Federal Income Tax Consequences
The following is a brief summary of certain United States federal income tax consequences generally arising with respect to Awards under the 2021 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2021 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2021 Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any Awards.
Section 162(m)
Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s (i) chief executive officer, (ii) chief financial officer, (iii) three most highly compensated executive officers other than the chief executive officer or chief financial officer and (iv) any employee of the corporation who was an individual described in clauses (i), (ii) or (iii) in any preceding taxable year beginning after December 31, 2016.
Stock Options
A participant will not recognize taxable income at the time a stock option is granted and the Company (or the subsidiary employer) will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company (or the subsidiary employer) will be entitled to a corresponding deduction (except to the extent the deduction limits of Section 162(m) apply). A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the stock option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company (or the subsidiary employer) will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the fair market value of those shares on the date of exercise, as applicable, over the exercise price, and the Company (or the subsidiary employer) will be entitled to a corresponding deduction (except to the extent the deduction limits of Section 162(m) apply).
SARs
A participant will not recognize taxable income at the time SARs are granted and the Company (or the subsidiary employer) will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company (or the subsidiary employer) will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.
Stock Awards
A participant will not recognize taxable income at the time restricted shares (i.e., shares subject to a substantial risk of forfeiture) are granted and the Company (or the subsidiary employer) will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the
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Item 5—Vote to Approve the First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan
to Increase the Available Shares by 2,200,000 Shares
shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company (or the subsidiary employer) as compensation expense, except to the extent the deduction limits of Section 162(m) apply.
A participant will not recognize taxable income at the time RSUs or performance units are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of the RSUs or performance units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company (or the subsidiary employer) will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.
A participant who receives shares of Common Stock that are not subject to any restrictions under the Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Company (or the subsidiary employer) will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.
Cash Incentive Awards
A participant will not recognize taxable income at the time a cash incentive Award is granted and the Company (or the subsidiary employer) will not be entitled to a tax deduction at that time. Upon payment of a cash incentive Award, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to any cash paid by the Company, and the Company (or the subsidiary employer) will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.
General
Any compensation includable in the gross income of a 2021 Plan participant will generally be subject to applicable federal, state and local income tax withholding.
Registration with the SEC
The Company intends to file with the SEC a registration statement on Form S-8 covering the Company’s Common Stock reserved for issuance under the 2021 Plan if the Plan Amendment is approved.
152	2023 Proxy Statement

Item 6—Vote to Approve the Amendment and Restatement of the United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
Item 6—Vote to Approve the Amendment and Restatement of the United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
At the Annual Meeting, stockholders will be asked to approve the Amended and Restated DEIP, which was approved by the Board upon the recommendation of the Compensation Committee on February 16, 2023, subject to stockholder approval. If approved, the Amended and Restated DEIP will become effective on May 24, 2023.
The DEIP was last approved by stockholders at the 2014 annual meeting of stockholders. We are asking stockholders to approve the Amended and Restated DEIP, which increases the total number of shares of Common Stock authorized for issuance under the DEIP by 300,000 shares from 475,000 shares to 775,000 shares and reflects certain other administrative changes. If the Amended and Restated DEIP is not approved by stockholders, the Company will continue to operate the DEIP pursuant to its current provisions.
As noted above, a total of 475,000 shares are currently authorized for issuance under the DEIP. As of December 31, 2022, 45,092 shares remained available for issuance under the DEIP. Given the limited number of shares of Common Stock that currently remain available under the DEIP, our Board and management believe it is important that the Amended and Restated DEIP be approved in order to maintain the Company’s ability to attract and retain the services of experienced and knowledgeable non-employee directors.
A summary of the material features of the DEIP and the Amended and Restated DEIP is set forth below. This summary is, however, qualified in its entirely by and subject to the full text of the DEIP , as proposed to be amended by the Amended and Restated DEIP , which is attached as Appendix C. Capitalized terms used in this summary that are not otherwise defined have the respective meanings given to such terms in the Amended and Restated DEIP. If our stockholders approve the Amended and Restated DEIP, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the Amended and Restated DEIP.
The Board recommends you vote FOR Item 6
Vote Required:
Approval of Item 6—Vote to Approve the Amended and Restated 2006 Director Equity Incentive Plan—requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect on the outcome of this proposal.

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Item 6—Vote to Approve the Amendment and Restatement of the United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan

Purpose of the Amended and Restated DEIP
The purpose of the Amended and Restated DEIP is to attract and retain the services of experienced and knowledgeable non-employee directors by providing such directors with greater flexibility in the form and timing of receipt of compensation for their service on the Board and an opportunity to obtain a greater proprietary interest in the Company’s long-term success and progress through the receipt of equity-based awards, thereby aligning such directors’ interests more closely with the interests of the Company’s stockholders.

Description of the Amended and Restated DEIP
The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Appendix C and incorporated into this proxy statement by reference. The following does not purport to be a complete description of all of the provisions of the Amended and Restated DEIP.
Administration
The Nominating/Governance Committee is responsible for administering the Amended and Restated DEIP. As the plan administrator, the Nominating/Governance Committee has the authority to establish rules and regulations for administering the Amended and Restated DEIP and to decide questions of interpretation or application of the provisions of the Amended and Restated DEIP. The amount and form of compensation to be awarded under the Amended and Restated DEIP is determined by the Board.
Available Shares
Under the DEIP, the maximum number of shares of Common Stock authorized for awards is 475,000, which number would be increased to 775,000 if stockholders approve the Amended and Restated DEIP. Shares that are issued or distributed under the Amended and Restated DEIP or that are subject to outstanding periodic awards granted or share units credited under the Amended and Restated DEIP will reduce the shares remaining available for issuance or distribution under the Amended and Restated DEIP. To the extent that shares subject to an outstanding periodic award or share unit are not issued or delivered by reason of: (i) the expiration, termination, cancellation or forfeiture of such periodic award or share unit; or (ii) the settlement of such periodic award or share unit in cash, then such shares will again be available under the Amended and Restated DEIP. However, shares subject to a periodic award will not again be available for issuance under the Amended and Restated DEIP if such shares are: (x) shares that were subject to a stock option or stock appreciation right and were not issued or delivered upon the net settlement or net exercise of such option or stock appreciation right; (y) shares delivered to or withheld by the Company to pay the purchase price related to an outstanding option or stock appreciation right; or (z) shares repurchased by the Company on the open market with the proceeds of a stock option exercise. The Board may specify that share units will only be settled in cash, in which case such share units will not result in a reduction in the shares available for issuance or distribution. On March 27, 2023, the closing sales price per share of our Common Stock as reported on The Nasdaq Stock Market LLC (“NASDAQ”) was $41.94.
Change in Control
If a change in control occurs, then: (i) all stock options and stock appreciation rights will become immediately exercisable in full and will remain exercisable in accordance with their terms; (ii) all restricted stock will become immediately fully vested and nonforfeitable; (iii) the participant’s deferral accounts will become immediately fully vested and non-forfeitable; and (iv) all deferred amounts credited to participants’ accounts will become immediately due and payable to the participants. Under the terms of the Amended and Restated DEIP, upon a change in control, the Board may also provide that some or all of the outstanding stock options and/or stock appreciation rights granted under the Amended and Restated DEIP will be cancelled in exchange for a cash payment equal to the excess of the market price of the shares immediately prior to the effective date of such change in control over the exercise price per share of such stock options or stock appreciation rights.
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Item 6—Vote to Approve the Amendment and Restatement of the United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
Under the terms of the Amended and Restated DEIP, a change in control is generally defined as: (i) a merger or consolidation resulting in the Company’s voting securities outstanding immediately prior to such merger or consolidation representing less than 50% of the combined voting power of the resulting entity’s securities immediately after such merger or consolidation; (ii) certain acquisitions of 25% or more of the total combined voting power of the Company’s then-issued and outstanding securities; (iii) a sale or disposition by the Company of all or substantially all of the Company’s assets; (iv) the Company’s stockholders approve any plan or proposal for the liquidation of the Company; or (v) certain changes in the majority composition of the Board during a 24-month period.
No Repricing
Under the Amended and Restated DEIP, in no event may any stock option or stock appreciation right be amended to decrease the exercise price, be canceled at any time when its exercise price exceeds the market price of the underlying shares in exchange for another award or any cash payment or be subject to any action that would be treated, for accounting purposes, as a “repricing” of such stock option or stock appreciation right, unless such amendment, cancelation, or action is approved by the Company’s stockholders, it being understood that an adjustment to the exercise price of a stock option or stock appreciation right that is made in accordance with capitalization adjustment or change of control provisions of the Amended and Restated DEIP will not be considered a reduction in exercise price or “repricing” of such stock option or stock appreciation right.
Adjustments
In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the Company’s corporate structure or the shares, the Board (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment as to the number and kind of securities or other property (including cash) available for issuance or distribution under the Amended and Restated DEIP and as to the number and kind of share units credited to share accounts and the number and kind of securities as to which periodic awards are to be granted and, in order to prevent dilution or enlargement of the rights of participants holding options or stock appreciation rights, the number, kind and exercise price of securities subject to outstanding options and stock appreciation rights.
Plan Term, Termination and Amendment
The DEIP was originally adopted by the Board on January 10, 2006, and became effective upon the Company’s emergence from bankruptcy on February 1, 2006. It was subsequently amended and restated in 2014 and will remain in effect until terminated by the Company. The Company reserves the right to amend or terminate the Amended and Restated DEIP at any time.
Eligibility
Individuals who are members of the Board and who are not employees of the Company or any of its affiliates are eligible to participate in the Amended and Restated DEIP. As of the date hereof, ten non-employee directors are eligible to participate in the DEIP.
Types of Awards
Under the Amended and Restated DEIP, non-employee directors may receive as compensation periodic awards, share unit compensation or cash compensation. Periodic awards are equity-based awards including options, restricted stock, stock appreciation rights and/or shares that are granted to non-employee directors from time to time at the discretion of the Board.
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Item 6—Vote to Approve the Amendment and Restatement of the United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
Share Units.   Each share unit represents the economic equivalent of one share of Common Stock, with the number of share units granted to be determined by the Board. Share units may be subject to vesting over such period as set by the Board, not to exceed ten years.
Stock Options.   All stock options granted under the Amended and Restated DEIP will be nonqualified stock options. The exercise price per share purchasable under a stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. Unless the award agreement provides otherwise, each stock option granted under the Amended and Restated DEIP will be immediately exercisable. Each stock option will terminate no later than ten years after its grant date. If the participant ceases to serve as a director for reasons other than a “Qualified Retirement” (as defined in the Amended and Restated DEIP), the stock options will remain exercisable until the earlier of the expiration of five years after the date the participant ceased service on the Board or the remaining term of the stock options. If the participant ceases service on the Board on account of a Qualified Retirement, any unvested stock options will become immediately exercisable in full and all stock options will remain exercisable in full until the expiration of their full term.
Stock Appreciation Rights.   A stock appreciation right may be granted by the Board to the holder of any stock option granted under the Amended and Restated DEIP or granted independently of and without any relation to any stock option. Each stock appreciation right will entitle the participant to Common Stock (which may be restricted stock) or, if provided in the applicable award agreement, cash equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the stock appreciation right.
Restricted Stock.   The Board may grant restricted stock to participants. Prior to vesting, the restricted stock may not be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of or encumbered. The vesting period for restricted stock awards shall be determined by the Board, but shall not exceed ten years.
New Plan Benefits.   Any awards granted under the Amended and Restated DEIP will be determined by the Board and are, therefore, not determinable as of the date of this proxy statement. For the fiscal year ended December 31, 2022, non-employee directors received an annual grant of share units on May 26, 2022, with a grant date fair value of $170,000, as disclosed under the 2022 Director Compensation table included in this proxy statement. While 2023 annual equity grants for our non-employee directors have not yet been approved and remain subject to the discretion of the Board, if Item 6 is not approved by the stockholders at the Annual Meeting, the number of shares remaining for issuance under the DEIP will not be sufficient to allow the Company to continue to provide the equity compensation portion of the director compensation program at a level consistent with its historical practices and there may not be sufficient shares to allow deferrals of cash compensation into deferred share units through the remainder of 2023. In the event that Item 6 is not approved, the Nominating/Governance Committee of the Board is expected to consider alternative compensation arrangements.
Historical Equity Awards Table.   The following table sets forth the number of stock options, stock appreciation rights, shares of restricted stock and restricted stock units granted over the lifetime of the Amended and Restated DEIP to the individuals and groups as indicated as of March 27, 2023. Employees, including executive officers, of the Company are not eligible to participate in the DEIP or the Amended and Restated DEIP.
Name and Position	Stock Options	Stock Appreciation Rights	Restricted Stock	Restricted Stock Units
All current non-employee directors as a group (10 persons)	—	—	—	221,078

Federal Income Tax Consequences
The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the Amended and Restated DEIP. This discussion does not address all aspects of the United States federal income tax consequences of participating in the Amended and Restated DEIP that may be
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Item 6—Vote to Approve the Amendment and Restatement of the United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the Amended and Restated DEIP. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.
Stock Options
A participant will not recognize taxable income at the time a stock option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction.
Stock Appreciation Rights
A participant will not recognize taxable income at the time stock appreciation rights are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction.
Restricted Stock
A participant will not recognize taxable income at the time restricted stock (i.e., stock subject to a substantial risk of forfeiture) is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income, rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction.
Registration with the SEC
The Company intends to file with the SEC a registration statement on Form S-8 covering the Company’s Common Stock reserved for issuance under the Amended and Restated DEIP if such amendment and restatement is approved.
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Annual Meeting Information

General Information About the Annual Meeting
Who is soliciting my vote?
The Board is soliciting your vote at the Annual Meeting.
Where and when will the Annual Meeting take place?
In light of last year’s successful virtual annual meeting, which allowed for greater participation by our stockholders, we have determined that the Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting, on Wednesday, May 24, 2023, at 9:00 a.m., Central Time, via the Internet at www.virtualshareholdermeeting.com/UAL2023.
At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions via the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.
How can I attend the Annual Meeting?
Stockholders as of the record date (or their duly appointed proxy holder) may attend, vote and submit questions virtually at the Annual Meeting by logging in at www.virtualshareholdermeeting.com/UAL2023. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. For those stockholders who have elected to receive the proxy materials via electronic delivery, you will receive an email from Broadridge (as defined below) containing your control number. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting.
The meeting will begin promptly at 9:00 a.m., Central Time, on Wednesday, May 24, 2023. We encourage you to access the meeting prior to the start time. We encourage you to access the Annual Meeting before it begins as participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first come, first served basis once electronic entry begins. If you cannot attend the meeting, it will be webcast and available on our Investor Relations website. Online access will open at 8:45 a.m., Central Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording the meeting will be available at www.virtualshareholdermeeting.com/UAL2023 for one year after the meeting.
Can I ask questions at the virtual Annual Meeting?
Stockholders as of the record date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. Additional rules and procedures regarding asking questions will be available on the virtual meeting website. Stockholders must have available their control number provided on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials to ask questions during the meeting. A question and answer session will follow the formal business of the Annual Meeting. To submit questions in advance of the Annual Meeting, visit www.virtualshareholdermeeting.com/UAL2023 before 9:00 a.m. Central Time on May 24, 2023 and enter the control number. To submit a question during the meeting, visit www.virtualshareholdermeeting.com/UAL2023, enter your control number and type your question into the “Ask a Question” field and click “Submit.”
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting,
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please call the technical support number that will be posted on the virtual stockholder meeting login page: www.virtualshareholdermeeting.com/UAL2023.
What will I be voting on?
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The election as directors of the applicable nominees named in this Proxy Statement for a one-year term.

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The ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

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A vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers.

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A vote to approve, on a nonbinding advisory basis, the frequency (i.e., every one, two or three years) of holding future advisory votes to approve the compensation of the Company’s named executive officers.

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A vote to approve the First Amendment to the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan.

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A vote to approve the Amended and Restated United Airlines Holdings, Inc. Director Equity Incentive Plan.

Who is entitled to vote?
If you are a stockholder with shares of our voting stock, including our Common Stock, registered in your name with Computershare Investor Services, the Company’s transfer agent and registrar, then you are considered a “stockholder of record.” Stockholders of record at the close of business on March 27, 2022, which is known as the “record date” for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.
A list of the names of stockholders entitled to vote at the Annual Meeting will be available to stockholders for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting. Please contact our Corporate Secretary at UALBoard@united.com if you wish to examine the list prior to the Annual Meeting.
The following chart shows the number of shares of each class of our voting stock outstanding as of the record date, the number of record holders of each class as of the record date entitled to vote at the Annual Meeting, the votes per share for each class for all matters on which the shares vote, and the directors each class is entitled to elect. The aggregate number of votes to which a class is entitled is equal to the number of shares outstanding of such class.
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Title of Class	Shares Outstanding(a)	Holders of Record(a)	Votes per Share	Voting for Directors
Common Stock	327,968,615	5,856	1	Class elects 11 directors
Class Pilot MEC Junior Preferred Stock(b)	1	1	1	Class elects 1 director
Class IAM Junior Preferred Stock(b)	1	1	1	Class elects 1 director

(a)
As of the Record Date, March 27, 2023.

(b)
The holder of record of Class Pilot MEC Junior Preferred Stock is the ALPA. The holder of record of Class IAM Junior Preferred Stock is the IAM.

How do I vote if I am a stockholder of record?
If you are a stockholder of record that holds shares as of the record date, you have four options for delivering your proxy to vote your shares:
Vote by Internet
You can vote via the Internet by logging onto www.proxyvote.com and following the prompts using the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. This vote will be counted immediately, and there is no need to mail your proxy card.
Vote by Telephone
To use the telephone voting procedure, dial 1-800-690-6903 and listen for further directions. You must use a touch-tone telephone in order to respond to the questions. This vote will be counted immediately, and there is no need to mail your proxy card.
Vote by Mail
Shares eligible to be voted, and for which a properly signed proxy card is returned, will be voted in accordance with the instructions specified on the proxy card.
Vote by QR Code
Scan the QR code here to vote with your mobile device (which may require a free app):
Proxies submitted by Internet (including QR code), telephone or mail must be received by 10:59 p.m., Central Time, on Tuesday, May 23, 2023, the day before the Annual Meeting.
We encourage you to vote by Internet as instructed on the Notice of Internet Availability of Proxy Materials or proxy card.
How are my shares voted if I do not indicate how to vote on the proxy card?
If we receive a properly signed and dated proxy card and the proxy card does not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the Board, including FOR the
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election of each of the nominees for director (Item 1); ONE YEAR as the vote frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers (Item 4); and FOR each of the following proposals:
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The ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Item 2);

•
A vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers (Item 3);

•
A vote to approve the First Amendment to the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan (Item 5); and

•
A vote to approve the Amended and Restated United Airlines Holdings, Inc. Director Equity Incentive Plan (Item 6).

How do I vote if I hold my shares through an account at a broker, bank, trust or other nominee?
If you hold your shares in an account at a broker, bank, trust or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and you should have received a Notice of Internet Availability of Proxy Materials or voting instruction card and voting instructions with these proxy materials from that organization rather than from us. To ensure that your vote is counted, follow the directions set forth on the Notice of Internet Availability of Proxy Materials or voting instruction card and the voting instructions that you receive. To vote during the virtual Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or voting instruction card.
How do I vote my shares if I participate in one of the United 401(k) plans?
If you hold shares in an account under the United Airlines 401(k) Savings Plan or the United Airlines Flight Attendant 401(k) Plan (each a “Plan,” and collectively, the “United 401(k) Plans”), Broadridge Financial Solutions, Inc. (“Broadridge”) is sending you the Company’s Notice of Internet Availability of Proxy Materials or proxy materials directly, including the proxy card. You may direct the trustee of the United 401(k) Plans, Newport Trust Company, on how to vote your Plan shares by directing the voting of your Plan shares by Internet, telephone or mail pursuant to the instructions included on the Notice of Internet Availability of Proxy Materials or proxy card. Please note that, in order to permit the trustee for the United 401(k) Plans to tally and vote all of the shares of Common Stock held in the United 401(k) Plans, your instructions, whether by Internet, telephone or proxy card, must be completed and received prior to 10:59 p.m., Central Time, on Sunday, May 21, 2023. You may not change your vote related to such Plan shares after this deadline.
If you do not provide voting instructions to the trustee, your Plan shares will be voted by the trustee in the same proportion that it votes shares in other Plan accounts for which it did receive timely voting instructions. The proportional voting policy is detailed under the terms of each Plan and trust agreement.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials to the Company’s stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. In addition, stockholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages
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stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the expenses incurred by the Company in connection with the Annual Meeting and to reduce the environmental impact of the Annual Meeting.
How can I get electronic access to the proxy materials?
The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to:
•
view on the Internet the Company’s proxy materials for the Annual Meeting; and

•
instruct the Company to send future proxy materials to you by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one Notice of Internet Availability of Proxy Materials or sets of proxy materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all of the shares that you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the Notices of Internet Availability of Proxy Materials or proxy cards that you receive.
Who counts the votes?
Representatives of Broadridge will tabulate the votes and act as Inspector of Election at the Annual Meeting.
How is a quorum determined?
A quorum is necessary for conducting a valid Annual Meeting. The presence, in person or represented by proxy, of the holders of outstanding shares representing at least a majority of the total voting power entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of quorum at the meeting. Where a separate vote of a class or series of stock is required, the presence in person or represented by proxy of the holders of outstanding shares representing at least a majority of the total voting power of all outstanding shares of such class or series is necessary to constitute a quorum thereof entitled to take action with respect to such separate vote.
What are “broker non-votes”?
Under Nasdaq Listing Rules, brokers, banks, trusts or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, trust or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions.
A broker non-vote occurs when a beneficial owner of shares held by a broker, bank, trust or other nominee fails to provide the record holder with specific instructions concerning how to vote on any “non-routine” matters brought to a vote at a stockholders meeting. At the Annual Meeting, brokers will have discretionary authority to vote shares on the ratification of the appointment of the independent registered public accounting firm (Item 2), which is the only “routine” matter to be presented at the Annual Meeting. If brokers exercise this discretionary voting authority on Item 2, such shares will be considered present at the Annual Meeting for quorum purposes and
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broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine.”
How are abstentions and broker non-votes treated for quorum purposes, and how do they impact the voting results?
Abstentions are counted for purposes of determining whether a quorum is present. Abstentions will have the effect of a vote against the matters presented for a vote of the stockholders, other than the election of directors (Item 1) and the advisory vote to approve the frequency of holding future advisory votes to approve the compensation of the Company’s NEOs (Item 4). Abstentions have no effect with respect to the voting results of Items 1 or 4.
As explained above under “What are ‘broker non-votes’?,” if brokers exercise their discretionary voting authority on Item 2, such shares will be considered present at the Annual Meeting for quorum purposes and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine.” Broker non-votes will have no impact on the voting results of the items to be presented for a vote of the stockholders at the Annual Meeting.
If you are a beneficial owner of shares held by a broker, bank, trust or other nominee holding shares on your behalf, we urge you to submit your voting instructions to your broker, bank, trust or other nominee in advance of the Annual Meeting. Please see “How do I vote if I hold my shares through an account at a broker, bank, trust or other nominee?” above for a discussion of the procedures.
What classes of stock vote on each proposal, and what is the vote required?
The holders of Common Stock, Class Pilot MEC Junior Preferred Stock and Class IAM Junior Preferred Stock will vote together as a single class on all proposals presented at the Annual Meeting other than the election of directors (Item 1).
Item 1
Each director will be elected by vote of a majority of the votes cast with respect to that director’s election in person or represented by proxy and entitled to vote on the election of directors. “Majority of the votes cast” means that the number of shares voted FOR a director exceeds the number of shares voted AGAINST that director (with abstentions and broker non-votes not counted as a vote cast either FOR or AGAINST that director’s election). Any incumbent director who is not reelected in an election in which majority voting applies is required to tender his or her resignation promptly following certification of the stockholders’ vote. The Corporate Governance Guidelines require any current director who does not receive a majority of votes cast must tender his or her resignation as a director to the Board promptly following the certification of the stockholder vote. The Nominating/Governance Committee, without participation by any director tendering their resignation, will consider the resignation offer and recommend to the Board whether to accept or reject the resignation offer or take another action. The Board, without participation by any director tendering their resignation, will act on the Nominating/Governance Committee’s recommendation within 120 days following certification of the stockholder vote and promptly disclose its decision by press release, filing of a Current Report on Form 8-K or any other public means of disclosure deemed appropriate.
Items 2-6
The affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be required to approve the ratification of the appointment of the independent registered public accounting firm (Item 2), the advisory vote to approve the compensation of the Company’s named executive officers (Item 3), the approval of the First Amendment to the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan (Item 5), and the approval of the Amended and Restated United
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Airlines Holdings, Inc. Director Equity Incentive Plan (Item 6). On the advisory vote to approve the frequency of holding future advisory votes to approve the compensation of the Company’s NEOs (Item 4), the option of every one, two or three years that receives the highest number of votes cast by stockholders will be considered our stockholders’ recommended frequency.
How does the proxy voting process work?
If you vote using the Internet or telephone procedures, or your proxy card is properly dated, signed and returned by mail, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated by it (or if there are no such instructions, then in accordance with the recommendations of the Board).
If a quorum is not present at the time the Annual Meeting is convened for any particular purpose, or if for any other reason we believe that additional time should be allowed for the solicitation of proxies, we may adjourn the Annual Meeting with the vote of the stockholders then present.
How do I revoke a proxy?
Any proxy may be revoked by the person giving it at any time before it is voted (except as discussed above with respect to shares held in a Plan account). A proxy may be revoked by a later proxy delivered using the Internet or telephone voting procedures or by written notice mailed to the Secretary of the Company prior to the Annual Meeting. If you hold your shares through a broker, bank, trust or other nominee, you should follow their instructions as to how you can revoke a proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a holder of Common Stock who is in attendance and entitled to vote at the Annual Meeting may vote during the Annual Meeting, which revokes a previously granted proxy.
Who pays solicitation expenses?
All expenses of the solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by us. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Common Stock and voting preferred stock held of record, and we may reimburse these individuals for their reasonable expenses. In addition to mailed proxy materials and proxy materials available over the Internet, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. These individuals will not be additionally compensated, but may be reimbursed for out-of-pocket expenses associated with solicitation. To help assure the attendance or representation by proxy of the largest number of stockholders possible, we have engaged D.F. King & Co., Inc. (“D.F. King”), a proxy solicitation firm, to solicit proxies on our behalf. We expect to pay D.F. King a proxy solicitation fee of approximately $16,500 plus reimbursement for reasonable out-of-pocket costs and expenses for its services.
Could other matters be decided at the Annual Meeting?
We do not know of any matters that will be considered at the Annual Meeting other than those described in this Proxy Statement. If any other matters are properly presented at the Annual Meeting, the proxies will be voted at the discretion of the proxy holders.
Submission of Stockholder Proposals and Director Nominations for the 2024 Annual Meeting
If a stockholder of record wishes to submit a proposal for inclusion in the Company’s proxy statement for the 2024 annual meeting of stockholders, the proposal must be received by the Company no later than December 15, 2023 and otherwise comply with SEC rules. Failure to otherwise comply with SEC rules will cause the proposal to be excluded from the proxy materials. All notices must be submitted to the Corporate Secretary—United Airlines Holdings, Inc., 233 S. Wacker Drive, Chicago, Illinois 60606.
Stockholders who intend to submit director nominees for inclusion in the Company’s proxy materials for the 2024 annual meeting of stockholders must comply with the requirements of proxy access as set forth in the
164	2023 Proxy Statement

Annual Meeting Information
Amended and Restated Bylaws. The stockholder or group of stockholders who wish to submit director nominees pursuant to proxy access must deliver the required materials to the Company no earlier than November 15, 2023, and no later than December 15, 2023.
To propose business or nominate a director at the 2024 annual meeting of stockholders without inclusion of such matters in our proxy materials, proper notice must be submitted by a stockholder of record no earlier than January 25, 2024 and no later than February 24, 2024 in accordance with the Amended and Restated Bylaws. The notice must contain the information required by the Amended and Restated Bylaws. No business proposed by a stockholder can be transacted at the 2024 annual meeting of stockholders, and no nomination by a stockholder will be considered, unless the notice satisfies the requirements of the Amended and Restated Bylaws. If we do not receive timely notice of any other matter that a stockholder wishes to raise at the 2024 annual meeting of stockholders, the Amended and Restated Bylaws provide that the matter shall not be transacted and the nomination shall not be considered.
In addition to satisfying the foregoing requirements under the Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 25, 2024.

Householding
The rules of the SEC allow us to deliver a single Notice of Internet Availability of Proxy Materials or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or set of proxy materials to multiple stockholders who share an address, unless we have received different instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate Notice of Internet Availability of Proxy Materials or set of proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials and proxy materials, contact Broadridge by telephone at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and are receiving multiple copies of our Notice of Internet Availability of Proxy Materials or proxy materials and wish to receive only one copy of future Notices of Internet Availability of Proxy Materials and proxy materials for your household, please contact Broadridge at the above telephone number or address.

Other Business
The Company knows of no other matters to be submitted to stockholders at the Annual Meeting, other than the proposals referred to in the Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with the Board’s recommendations.
2023 Proxy Statement	165

Appendix A: Reconciliation of GAAP and Non-GAAP Financial Measures
Appendix A: Reconciliation of GAAP and Non-GAAP Financial Measures
UNITED AIRLINES HOLDINGS, INC.
NON-GAAP FINANCIAL INFORMATION
UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and non-GAAP financial measures, including adjusted net income, adjusted pre-tax income and adjusted pre-tax margin, among others. The non-GAAP financial measures are provided as supplemental information to the financial measures presented that are calculated and presented in accordance with GAAP and are presented because management believes that they supplement or enhance management’s, analysts’ and investors’ overall understanding of the company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods.
Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related GAAP financial measures presented and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.
(in millions)	2022
Net income (GAAP)	$737
Adjusted to exclude:
Special charges	140
Unrealized gains on investments, net	(20)
Debt extinguishment and modification fees	7
Income tax benefit on adjustments, net	(33)
Adjusted net income (Non-GAAP)	$831
(in millions)	First Half 2022	Second Half 2022	Full Year 2022
Total operating revenue	$19,678	$25,277	$44,955
Pre-tax income (loss) (GAAP)	(1,293)	2,283	990
Adjusted to exclude:
Special charges	104	36	140
Unrealized (gains) losses on investments, net	40	(60)	(20)
Debt extinguishment and modification fees	7	—	7
Adjusted pre-tax income (loss) (Non-GAAP)	$(1,142)	$2,259	$1,117
Pre-tax margin	-6.6%	9.0%	2.2%
Adjusted pre-tax margin (Non-GAAP)	-5.8%	8.9%	2.5%
2023 Proxy Statement	A-1

Appendix B-1: FIRST AMENDMENT TO UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
Appendix B-1: FIRST AMENDMENT TO UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
FIRST AMENDMENT TO
UNITED AIRLINES HOLDINGS, INC.
AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
WHEREAS, United Airlines Holdings, Inc. (the “Company”) has heretofore adopted the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan (the “Plan”) which was approved by stockholders effective May 26, 2021 at the Company’s 2021 Annual Meeting of Stockholders; and
WHEREAS, the Company wishes to amend the Plan to increase the number of shares of common stock of the Company, par value $0.01 per share, available for issuance under the Plan by 2,200,000;
NOW, THEREFORE, the Plan shall be amended, effective as the date on which the stockholders of the Company approve such amendment at the 2023 Annual Meeting of Stockholders, as follows:
1.   The first sentence of Section 4(a) is deleted and replaced with the following:
Subject to adjustment as provided in Section 4(b), the number of Shares initially available under this Plan, other than Substitute Awards, shall be the sum of (i) 5,800,000 and (ii) the number of Shares that remained available for issuance under the Prior Plan effective as of May 26, 2021 when the Plan was first approved by stockholders, all of which may be delivered pursuant to Incentive Stock Options.
2.   Except as modified herein, the remaining terms of the Plan shall remain unchanged and in full force and effect.
IN WITNESS WHEREOF, the undersigned officer of the Company, acting pursuant to authority granted to him by the Board of Directors of the Company, has executed this instrument on this        day of       , 2023.
UNITED AIRLINES HOLDINGS, INC.
By:
Name:
Title:
2023 Proxy Statement	B-1

Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
UNITED AIRLINES HOLDINGS, INC.
AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
Amended and Restated as of May 26, 2021
1.   Purpose
The purpose of this United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan (the “Plan”) is to promote the interests of United Airlines Holdings, Inc. and its stockholders by (i) aligning the interests of the Company’s stockholders and award recipients by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) providing opportunities to link compensation of award recipients to the Company’s short-term and/or long-term performance, and (iii) attracting, retaining and rewarding officers and employees (including prospective officers and employees) through compensation opportunities designed to motivate such persons to act in the best interests of the Company and its stockholders;
This Plan replaces the United Continental Holdings, Inc. 2017 Incentive Compensation Plan (the “2017 Plan”), which Prior Plan shall be automatically terminated and replaced and superseded by this Plan on the date on which this Plan is approved by the Company’s stockholders, except that any outstanding awards granted under the Prior Plan shall remain in effect pursuant to their terms.
2.   Definitions
As used herein, the following terms shall have the meanings set forth below:
(a)
“Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and/or (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

(b)
“Award” means any award that is permitted under Section 6 and granted under the Plan.

(c)
“Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing any Award, which may, but need not, require execution or acknowledgment by a Participant.

(d)
“Board” means the Board of Directors of the Company.

(e)
“Cash Incentive Award” means an Award (i) that is granted pursuant to Section 6(f), (ii) that is settled in cash and (iii) the value of which is set by the Committee and is not calculated by reference to the Fair Market Value of Shares.

(f)
“Change of Control” shall mean the first of the following events to occur:

(A)
there is consummated a merger or consolidation to which the Company or any Subsidiary of the Company is a party if the merger or consolidation would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) less than 50% of the combined voting power of the

2023 Proxy Statement	B-2-1

Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation;
(B)
the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) in the aggregate of securities of the Company representing 25% or more of the total combined voting power of the Company’s then issued and outstanding securities is acquired by any person or entity, or group of associated persons or entities acting in concert; provided, however, that for purposes hereof, the following acquisitions shall not constitute a Change of Control: (1) any acquisition by the Company or any of its Subsidiaries; (2) any acquisition by any employee benefit plan (or related trust or fiduciary) sponsored or maintained by the Company or any corporation controlled by the Company; (3) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities; (4) any acquisition by a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (5) any acquisition in connection with a merger or consolidation which, pursuant to paragraph (A) above, does not constitute a Change of Control;

(C)
there is consummated a transaction contemplated by an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale;

(D)
the stockholders of the Company approve any plan or proposal for the liquidation of the Company; or

(E)
the occurrence within any 12-month or shorter period of a change in the composition of the Board such that the “Continuity Directors” cease for any reason to constitute at least a majority of the Board. For purposes of this subparagraph, “Continuity Directors” means (1) those members of the Board who were directors on the date hereof and (2) those members of the Board (other than a director whose initial assumption of office was as a result of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) who were elected or appointed by, or on the nomination or recommendation of, at least a two-thirds majority of the then-existing directors who either were directors on the date hereof or were previously so elected or appointed.

(g)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

(h)
“Committee” means the Compensation Committee of the Board, or a subcommittee thereof, or such other committee of the Board as may be designated by the Board to administer the Plan. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers and, in such instances, references herein to the Committee shall mean the Board.

(i)
“Company” means United Airlines Holdings, Inc., a corporation organized under the laws of Delaware, together with any successor thereto.

(j)
“Disability” means disability of a Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if an amount

B-2-2	2023 Proxy Statement

Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) and payment of such amount is intended to be triggered pursuant to Section 409A(a)(ii) of the Code by a Participant’s disability, such term shall mean that the Participant is considered “disabled” within the meaning of Section 409A of the Code.
(k)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

(l)
“Exercise Price” means (i) in the case of Options, the price specified in the applicable Award Agreement as the price-per-Share at which Shares may be purchased pursuant to such Option or (ii) in the case of SARs, the price specified in the applicable Award Agreement as the reference price-per-Share used to calculate the amount payable to the Participant.

(m)
“Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on NASDAQ or such other established stock exchange on which the Shares are principally traded on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the preceding date for which transactions were reported; provided, however, that if the Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in accordance with Section 409A of the Code.

(n)
“Incentive Stock Option” means an option to purchase Shares from the Company that (i) is granted under Section 6(b) of the Plan and (ii) is intended to qualify and meets the requirements for special Federal income tax treatment pursuant to Section 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

(o)
“Independent Director” means a member of the Board (i) who is neither an employee of the Company nor an employee of any Affiliate, and (ii) who, at the time of acting, is a “Non-Employee Director” under Rule 16b-3.

(p)
“IRS” means the Internal Revenue Service or any successor thereto and includes the staff thereof.

(q)
“NASDAQ” means the Nasdaq Stock Market LLC.

(r)
“Nonqualified Stock Option” means an option to purchase Shares from the Company that (i) is granted under Section 6(b) of the Plan and (ii) is not an Incentive Stock Option.

(s)
“Option” means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.

(t)
“Participant” means any officer or employee (including any prospective officer or employee) of the Company or its Affiliates who is eligible for an Award under Section 5 and who is selected by the Committee to receive an Award under the Plan or who receives a Rollover Award pursuant to Section 4(c).

(u)
“Performance Criteria” means the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an Option or SAR or (ii) during the applicable Performance Period as a condition to the vesting of the Participant’s interest, in the case of a Restricted Share Award, of the Shares subject to such award, or, in the case of a RSUs, Performance Units, Cash Incentive Awards or other equity-based or equity-related Awards, to the

2023 Proxy Statement	B-2-3

Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
Participant’s receipt of the Shares subject to such Award or of payment with respect to such Award. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing Performance Criteria under this Plan: net income before or after taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”) or EBITDA margin; earnings before interest, taxes, depreciation, amortization and rent; operating income; earnings per share; total shareholder return, return on shareholders’ equity, or shareholder value appreciation; return on investment or capital; return on assets; net operating profit; share price; profitability/profit margins; market share (in the aggregate or by segment); revenues or sales (in the aggregate or by segment) (based on units and/or dollars); costs (including cost reductions or costs by category (e.g. interest expense); cash flow; cost per available seat mile (CASM); CASM ex-fuel; economic value added; strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to on-time arrivals, on-time departures, baggage delivery, customer satisfaction, employee satisfaction, or any combination of the foregoing; or such other goals as the Committee may determine whether or not listed herein. Such Performance Criteria may be applied on an absolute basis and/or be relative to one or more peer companies of the Company or indices or any combination thereof. The Committee is authorized at any time, in its sole and plenary discretion, to include or exclude components of any Performance Criteria, including, without limitation, foreign exchange gains and losses, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Criteria shall be subject to such other special rules and conditions as the Committee may establish at any time.
(v)
“Performance Period” means the one or more periods of time as the Committee may select over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a Participant’s right to and the payment with respect to an Award subject to Performance Criteria.

(w)
“Performance Unit” means an Award under Section 6(e) of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee or the Fair Market Value of Shares), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such Performance Criteria during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

(x)
“Person” means a “person” as such term is used in Section 13(d) of the Exchange Act.

(y)
“Plan” shall have the meaning specified in Section 1.

(z)
“Prior Plan” means the 2017 Plan and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of this Plan.

(aa)
“Restricted Share” means a Share that is granted under Section 6(d) of the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Award Agreement.

(bb)
“RSU” means a restricted stock unit Award that is granted under Section 6(d) of the Plan and is designated as such in the applicable Award Agreement and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement.

(cc)
“Rule 16b-3” means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

B-2-4	2023 Proxy Statement

Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
(dd)
“SAR” means a stock appreciation right Award that is granted under Section 6(c) of the Plan and that represents an unfunded and unsecured promise to deliver, Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the Exercise Price per Share of the SAR, subject to the terms of the applicable Award Agreement.

(ee)
“SEC” means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

(ff)
“Shares” means shares of common stock of the Company, par value $0.01 per share, or such other securities of the Company (i) into which such shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b).

(gg)
“Subsidiary” means any entity in which the Company, directly or indirectly, possesses fifty percent (50%) or more of the total combined voting power of all classes of its stock.

(hh)
“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or SAR.

(ii)
“Termination of Employment” means a complete severance of an employee’s relationship with the Company and all Affiliates for any reason; provided, however, that if an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) and payment of such amount is intended to be triggered pursuant to Section 409A(a)(i) of the Code by a Participant’s separation from service, such term shall mean that the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code.

(jj)
“Treasury Regulations” means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

3.
Administration

(a)
Composition of Committee.   The Plan shall be administered by the Committee, which shall be composed of one or more directors, as determined by the Board; provided that, to the extent necessary to comply with the rules of NASDAQ and Rule 16b-3 and to satisfy any applicable requirements of any other applicable laws or rules, the Committee shall be composed of two or more directors, all of whom shall be Independent Directors and all of whom shall meet the independence requirements of NASDAQ. Notwithstanding the foregoing, in no event shall any action taken by the Committee be considered void or be considered an act in contravention of the terms of the Plan solely as a result of the failure by one or more members of the Committee to be an Independent Director or to satisfy the independence requirements of NASDAQ.

(b)
Authority of Committee.   Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including, but not limited to, the authority to (i) designate Participants, (ii) determine the type or types of Awards to be granted to a Participant, (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, (iv) determine the terms and conditions of any Awards, including imposing, incidental to the grant of an Award, conditions with respect to the Award, such as limiting competitive employment or other activities or requiring adherence to stock ownership guidelines,

2023 Proxy Statement	B-2-5

Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
(v) determine the vesting schedules of Awards and, if certain Performance Criteria must be attained in order for an Award to vest or be settled or paid, establish such Performance Criteria and certify whether, and to what extent, such Performance Criteria have been attained, (vi) determine the treatment of an Award upon various Termination of Employment events, including terminations due to retirement, without cause or due to good reason, (vii) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended, (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (ix) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan, (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (xi) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, (xii) amend an outstanding Award or grant a replacement Award for an Award previously granted under the Plan if, in its sole discretion, the Committee determines that (A) the tax consequences of such Award to the Company or the Participant differ from those consequences that were expected to occur on the date the Award was granted or (B) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated; provided, however, that in no event may any Award be amended or any replacement Award be granted in a manner that would violate the prohibitions on repricing of Options and SARs, as set forth in clauses (i), (ii) and (iii) of Section 7(b), and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(c)
Committee Decisions.   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole and plenary discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder.

(d)
Indemnification.   No member of the Board, the Committee or any employee of the Company (each such person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company from and against (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

B-2-6	2023 Proxy Statement

Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
(e)
Delegation of Authority.   The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, or to one or more senior officers of the Company as the Committee deems appropriate, provided, however, that the Committee may not delegate its power and authority to a member of the Board or senior officers of the Company with regard to the selection for participation in this Plan of an officer or other employee subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other employee.

4.
Shares Available for Awards; Cash Payable Pursuant to Awards

(a)
Shares and Cash Available.1   Subject to adjustment as provided in Section 4(b), the number of Shares initially available under this Plan, other than Substitute Awards, shall be the sum of (i) ~~3,600,000~~5,800,000 and (ii) the number of Shares that remain available for issuance under the Prior Plan as of the effective date of this Plan, all of which may be delivered pursuant to Incentive Stock Options. Each Share with respect to which any Award denominated in Shares is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by one.

Upon exercise of a stock-settled SAR, each Share with respect to which such stock-settled SAR is exercised shall be counted as one Share against the aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan as provided above, regardless of the number of Shares actually delivered upon settlement of such stock-settled SAR.
If, after the effective date of the Plan, any Award granted under the Plan or the Prior Plan, other than a Substitute Award, (1) is forfeited, or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto (including the forfeiture of Shares subject to a performance-based award due to the failure to achieve the maximum level of performance), or (2) is settled in cash, then, in the case of clauses (1) and (2), the number of Shares subject to such Award that were not issued with respect to such Award shall again be available under this Plan. In addition, the Shares subject to an Award under this Plan or a Prior Plan shall again be available for issuance under this Plan if such Shares are Shares delivered to or withheld by the Company to pay the withholding taxes related to an outstanding Award. For the avoidance of doubt, any Award granted under the Plan that in accordance with its terms may only be settled in cash, including cash-settled RSUs, shall not reduce the number of Shares available for issuance under the Plan. Notwithstanding the foregoing, Shares subject to an Award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such Shares are (x) Shares that were subject to an Option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such Option or SAR, (y) Shares delivered to or withheld by the Company to pay the purchase price related to an outstanding Award or (z) Shares repurchased by the Company on the open market with the proceeds of an Option exercise.
The number of Shares available for awards under this Plan shall not be reduced by (i) the number of Shares subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to Awards granted under this Plan (subject to applicable stock exchange requirements).
(b)
Adjustments for Changes in Capitalization and Similar Events.

(i)
In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, rights offering, stock

1
Marked changes reflect the impact of the Plan Amendment if approved by stockholders at the Annual Meeting.

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split, reverse stock split, split-up or spin-off or any other event that constitutes an “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) with respect to Shares, the Committee shall, in the manner determined by the Committee to be appropriate or desirable, adjust any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan (including pursuant to Incentive Stock Options) as provided in Section 4(a), and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price, if applicable, with respect to any Award; provided, that, such adjustments to be made in the case of outstanding Options and SARs shall be in accordance with Section 409A of the Code.
(ii)
In the event that the Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate or desirable, then the Committee may (A) in such manner as it may deem appropriate or desirable, adjust any or all of (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan as provided in Section 4(a), and (2) the terms of any outstanding Award, including (X) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (Y) the Exercise Price, if applicable, with respect to any Award, (B) if deemed appropriate or desirable by the Committee, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (C) if deemed appropriate or desirable by the Committee, cancel and terminate any Option or SAR having a per Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.

(c)
Sources of Shares Deliverable Under Awards.   Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

5.
Eligibility

Any officer or employee (including any prospective officer or employee) of the Company or any of its Affiliates shall be eligible to be designated a Participant.
6.
Awards

(a)
Types of Awards.   Awards may be made under the Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) Performance Units, (vi) Cash Incentive Awards, and (vii) other equity-based or equity-related Awards that the Committee determines are consistent with the purpose of the Plan and the interests of the Company. Awards may be granted in tandem with other Awards. No Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in

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connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is ineligible to receive an Incentive Stock Option under the Code.
(b)
Options.

(i)
Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Options shall be granted, (B) the number of Shares subject to Options to be granted to each Participant, (C) whether each Option will be an Incentive Stock Option or a Nonqualified Stock Option and (D) the conditions and limitations applicable to the vesting and exercise of each Option, including any Performance Criteria. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations related thereto, as may be amended from time to time. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Nonqualified Stock Options.

(ii)
Exercise Price.   The Exercise Price of each Share covered by an Option shall be not less than 100% of the Fair Market Value of such Share, determined as of the date the Option is granted; provided, however, in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or Subsidiary (a “Ten Percent Holder”), the per-Share Exercise Price shall be no less than the price (currently 110% of Fair Market Value) required by the Code on the date of the grant.

Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the per-Share Exercise Price of the Shares subject to such Option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.
(iii)
Vesting and Exercise.   Each Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its sole and plenary discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Committee in the applicable Award Agreement, an Option may only be exercised to the extent that it has already vested at the time of exercise. An Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment pursuant to Section 6(b)(iv) for the Shares with respect to which the Award is exercised has been received by the Company. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option and, except as expressly set forth in Sections 4(a) and 4(c), in the number of Shares that may be available for purposes of the Plan, by the number of Shares as to which the Option is exercised. The Committee may impose such conditions with respect to the exercise

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Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
of Options, including, without limitation, any conditions relating to the application of Federal or state securities laws, as it may deem necessary or advisable. In the event of a Participant’s Termination of Employment due to death or Disability, the terms of Section 9(a) shall apply with respect to such Participant’s outstanding Options.
(iv)
Payment.   No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company, and the Participant has paid to the Company (or the Company has withheld in accordance with Section 10(d)) an amount equal to any Federal, state, local and foreign income and employment taxes required to be withheld. Such payments may be made in cash (or its equivalent) or, in the Committee’s sole and plenary discretion as specified in the Award Agreement, (1) by delivery (either actual delivery or by attestation procedures established by the Company) of whole Shares, (2) authorizing the Company to withhold whole Shares, (3) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Exercise Price, or (4) through any other method (or combination of methods) as approved by the Committee; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to or withheld by the Company, together with any Shares tendered to or withheld by the Company in accordance with Section 10(d), as of the date of such tender or withholding is at least equal to such aggregate Exercise Price and the amount of any Federal, state, local or foreign income or employment taxes required to be withheld, if applicable.

(v)
Dividend Equivalents.   Notwithstanding anything in an Award Agreement to the contrary, the holder of an Option shall not be entitled to receive dividend equivalents with respect to the number of Shares subject to such Option.

(vi)
Automatic Exercise.   The Company may, in its discretion, provide in an Award Agreement or adopt procedures that an Option outstanding on the last business day of the term of such Option (the “Automatic Exercise Date”) that has a “Specified Minimum Value” shall be automatically and without further action by the Participant (or in the event of the Participant’s death, the participant’s personal representative or estate), be exercised on the Automatic Exercise Date. Payment of the Exercise Price may be made pursuant to such procedures as may be approved by the Company from time to time and the Company shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10(d). For purposes of this Section 6(b)(vi), the term “Specified Minimum Value” means that the Fair Market Value per Share exceeds the Exercise Price of a Share subject to an expiring Option by at least $0.50 cents per Share or such other amount as the Company shall determine from time to time. The Company may elect to discontinue the automatic exercise of Options pursuant to this Section 6(b)(vi) at any time upon notice to a Participant or to apply the automatic exercise feature only to certain groups of Participants. The automatic exercise of an Option pursuant to this Section 6(b)(vi) shall apply only to an Option that has been timely accepted by a Participant under procedures specified by the Company from time to time.

(vii)
Other Terms and Conditions.   Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine and set forth in the Award Agreement, the vesting criteria, term, methods of exercise and any other terms and conditions of any Option; provided, however, that in no event may any Option be exercisable later than ten years after the date the Option is granted; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such Option shall not be exercised later than five years after the date the Option is granted. Provisions relating to exercisability of Options following Termination of Employment will be determined pursuant to Section 9(a) or as set forth in the applicable

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Award Agreement. Any determination by the Committee that is made pursuant to this Section 6(b)(vii) may be changed by the Committee from time to time and may govern the exercise of Options granted or exercised thereafter.
(c)
SARs.

(i)
Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom SARs shall be granted, (B) the number of Shares subject to SARs to be granted to each Participant, (C) the Exercise Price thereof and (D) the conditions and limitations applicable to the exercise thereof, including any Performance Criteria.

(ii)
Exercise Price.   The Exercise Price of each Share covered by a SAR shall be not less than 100% of the Fair Market Value of such Share, determined as of the date the SAR is granted; provided, however, that the Exercise Price of an SAR granted in tandem with an Option shall be the per-Share Exercise Price of the related Option.

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the per-Share Exercise Price of the shares subject to such SAR may be less than 100% of the Fair Market Value per Share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.
(iii)
Exercise.   A SAR shall entitle the Participant to receive an amount upon exercise equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Exercise Price thereof. The Committee shall determine and specify in the Award Agreement, in its sole and plenary discretion, whether a SAR shall be settled in cash, Shares, other securities, other Awards, other property or a combination of any of the foregoing.

(iv)
Dividend Equivalents.   Notwithstanding anything in an Award Agreement to the contrary, the holder of an SAR shall not be entitled to receive dividend equivalents with respect to the number of Shares subject to such SAR.

(v)
Automatic Exercise.   The Company may, in its discretion, provide in an Award Agreement or adopt procedures that an SAR outstanding on the last business day of the term of such SAR (the “Automatic Exercise Date”) that has a “Specified Minimum Value” shall be automatically and without further action by the Participant (or in the event of the Participant’s death, the participant’s personal representative or estate), be exercised on the Automatic Exercise Date. Payment of the Exercise Price may be made pursuant to such procedures as may be approved by the Company from time to time and the Company shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10(d). For purposes of this Section 6(c)(v), the term “Specified Minimum Value” means that the Fair Market Value per Share exceeds the Exercise Price of a Share subject to an expiring SAR by at least $0.50 cents per Share or such other amount as the Company shall determine from time to time. The Company may elect to discontinue the automatic exercise of SARs pursuant to this Section 6(c)(v) at any time upon notice to a Participant or to apply the automatic exercise feature only to certain groups of Participants. The automatic exercise of an SAR pursuant to this Section 6(c)(v) shall apply only to an SAR that has been timely accepted by a Participant under procedures specified by the Company from time to time.

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Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
(vi)
Other Terms and Conditions.   Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine and set forth in the Award Agreement, the vesting criteria, term, methods of exercise and any other terms and conditions of any SAR; provided, however, that in no event may any SAR be exercisable later than ten years after the date the SAR is granted. Provisions relating to exercisability of SARs following Termination of Employment will be determined pursuant to Section 9(a) or as set forth in the applicable Award Agreement. Any determination by the Committee that is made pursuant to this Section 6(c)(vi) may be changed by the Committee from time to time and may govern the exercise of SARs granted or exercised thereafter.

(d)
Restricted Shares and RSUs.

(i)
Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Restricted Shares and RSUs shall be granted, (B) the number of Restricted Shares and the number of Shares subject to RSUs to be granted to each Participant, (C) the duration of the period during which, and the conditions, if any, under which, the Restricted Shares and RSUs may vest or may be forfeited to the Company and (D) the other terms and conditions of such Awards, including any Performance Criteria.

(ii)
Transfer Restrictions.   Restricted Shares and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement. Restricted Shares may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the applicable Participant, such certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, and the Company may, at its discretion, retain physical possession of such certificates until such time as all applicable restrictions lapse. If the Restricted Shares shall be held by a custodian in book entry form, restrictions on such Shares shall be duly noted.

(iii)
Payment/Lapse of Restrictions.   Each RSU shall be granted with respect to one Share or shall have a value equal to the Fair Market Value of one Share. RSUs shall be paid in cash, Shares, other securities, other Awards or other property, as determined in the sole and plenary discretion of the Committee and set forth in the applicable Award Agreement, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. In the event of a Participant’s Termination of Employment due to death or Disability, such Participant’s outstanding Restricted Shares and RSUs shall be governed by Section 9(a) or as set forth in the applicable Award Agreement.

(e)
Performance Units.

(i)
Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine the Participants to whom Performance Units shall be granted.

(ii)
Value of Performance Units.   Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set Performance Criteria in its discretion which, depending on the extent to which they are met during a Performance Period, will determine the number and/or value of Performance Units that will be paid out to the Participant.

(iii)
Earning of Performance Units.   Subject to the provisions of the Plan, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive a payout of the number and value of Performance Units earned by the Participant over the Performance Period, to be determined by the Committee, in its sole and plenary discretion, as a function of the extent to which the corresponding Performance Criteria have been achieved.

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Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
(iv)
Form and Timing of Payment of Performance Units.   Subject to the provisions of the Plan, the Committee, in its sole and plenary discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions in the applicable Award Agreement deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the applicable Award Agreement.

(f)
Cash Incentive Awards.   Subject to the provisions of the Plan, the Committee, in its sole and plenary discretion, shall have the authority to grant Cash Incentive Awards. The Committee shall establish Cash Incentive Award levels to determine the amount of a Cash Incentive Award payable upon the attainment of Performance Criteria.

(g)
Other Stock-Based Awards.   Subject to the provisions of the Plan, the Committee shall have the sole and plenary authority to grant to Participants other equity-based or equity-related Awards (including, but not limited to, fully vested Shares) in such amounts and subject to such terms and conditions as the Committee shall determine, provided that any such Awards must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law.

(h)
Dividends and Dividend Equivalents.   In the sole and plenary discretion of the Committee, an Award, other than an Option, SAR or Cash Incentive Award, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property on such terms and conditions as may be determined by the Committee in its sole and plenary discretion, including, without limitation, (A) withholding of such amounts by the Company subject to vesting of the Award or (B) reinvestment in additional Shares, Restricted Shares or other Awards; provided, however, that any dividends or dividend equivalents shall be subject to the same restrictions as the underlying Award to which they relate.

7.
Amendment and Termination

(a)
Amendments to the Plan.   Subject to any applicable law or government regulation and to the rules of NASDAQ or any successor exchange or quotation system on which the Shares may be listed or quoted, the Plan may be amended, modified or terminated by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (i) increase the maximum number of Shares for which Awards may be granted under the Plan or increase the maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan; provided, however, that any adjustment under Section 4(b) shall not constitute an increase for purposes of this Section 7(a), (ii) change the class of employees eligible to participate in the Plan or (iii) seek to modify the prohibition on repricing set forth in Section 7(b). No amendment, modification or termination of the Plan may, without the consent of the Participant to whom any Award shall theretofor have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, unless otherwise provided by the Committee in the applicable Award Agreement.

(b)
Amendments to Awards.   The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofor granted, prospectively or retroactively; provided, however, that, except as set forth in the Plan, unless otherwise provided by the Committee in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Award theretofor granted shall not to that extent be effective without the consent of the applicable Participant, holder or beneficiary. Notwithstanding the preceding sentence or any other provision of the Plan, in no event may any Option or SAR (i) be amended

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Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
to decrease the Exercise Price thereof, (ii) be cancelled at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares in exchange for another Award or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or SAR, unless such amendment, cancellation, or action is approved by the Company’s stockholders, it being understood that an adjustment to the Exercise Price of an Option or SAR that is made in accordance with Section 4(b) or Section 8(a) shall not be considered a reduction in Exercise Price or “repricing” of such Option or SAR.
(c)
Adjustment of Awards Upon the Occurrence of Certain Unusual, Infrequently Occurring or Nonrecurring Events.   Subject to the final sentence of Section 7(b), the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual, infrequently occurring, nonrecurring or one-time events (including, without limitation, the events described in Section 4(b) or the occurrence of a Change of Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law (i) whenever the Committee, in its sole and plenary discretion, determines that such adjustments are appropriate or desirable, including, without limitation, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event, (ii) if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by providing for a cash payment to the holder of an Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (iii) if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by canceling and terminating any Option or SAR having a per Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.

8.
Change of Control

Subject to the terms of the applicable Award Agreements, in the event of a “Change of Control,” the Board, as constituted prior to the Change of Control, may, in its discretion:
(a)
require that (A) some or all outstanding Options and SARs shall become exercisable in full or in part upon the Change of Control or a subsequent Termination of Employment (other than voluntary without good reason or due to retirement or for cause termination events), (B) the time-based vesting requirements applicable to some or all outstanding Awards shall lapse in full or in part upon the Change of Control or subsequent Termination of Employment (other than voluntary without good reason or due to retirement or for cause termination events), (C) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and (D) the Performance Criteria applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or actual level of performance;

(b)
require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change of Control, or a parent corporation thereof, or other property be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such award as determined by the Committee or the Board in accordance with Section 4(b) and Section 409A of the Code; and/or

(c)
require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive, as of the date of the Change of Control or as otherwise required under Section 409A of the Code, (I) a cash payment or other property in an amount equal to (A) in the case of an Option or an SAR, the aggregate number of

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Shares then subject to the portion of such Option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a Share as of the date of the Change of Control, over the per-Share Exercise Price subject to such Option or SAR, (B) in the case of an Award denominated in Shares, the number of Shares then subject to the portion of such Award surrendered to the extent the Performance Criteria applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 8(a) above, whether or not vested, multiplied by the Fair Market Value of a Share as of the date of the Change of Control, and (C) in the case of an Award denominated in cash, the value of the Award then subject to the portion of such Award surrendered to the extent the Performance Criteria applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 8(a) above; (II) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change of Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (I) above; or (III) a combination of the payment of cash or other property pursuant to clause (I) above and the issuance of shares pursuant to clause (II) above.
9.
Effect of Termination of Employment

(a)
Termination of Employment Due to Death or Disability.   Except as otherwise provided for in an Award Agreement, in the event of a Participant’s Termination of Employment by reason of death or Disability (i) all outstanding Options and SARs then held by the Participant that are subject to vesting based solely on the Participant’s continued employment shall become immediately vested and exercisable in full and shall remain exercisable for a period of 12 months after such Termination of Employment (but in no event after the ten year anniversary of the date of grant of any such Option or SAR), (ii) all outstanding Restricted Shares and RSUs then held by the Participant that are subject to vesting based solely on the Participant’s continued employment shall become fully vested and (iii) all outstanding Awards then held by the Participant that are subject to Performance Criteria shall vest at the “target” performance level on a prorated basis based on the number of days elapsed during the applicable Performance Period up to and including the date of Termination of Employment due to death or Disability.

(b)
Termination of Employment for Reasons Other than Death or Disability.   In the event of a Participant’s Termination of Employment for any reason other than death or Disability, or if a Participant is employed by an Affiliate of the Company and the entity ceases to be an Affiliate of the Company (unless the Participant continues in the employ of the Company or another Affiliate), the Committee shall determine, in its sole and plenary discretion, the treatment of any outstanding Awards held by the Participant.

10.
General Provisions

(a)
Nontransferability.   During the Participant’s lifetime each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under applicable law, by the Participant’s legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) unless prohibited by the applicable Award Agreement, Awards may be transferred for no consideration to immediate family members, family partnerships and family trusts and other individuals and entities that are considered “family members” within the meaning of the instructions to Registration Statements on Form S-8 under the Securities Act of 1933, as amended; provided, however, that Incentive Stock Options granted under the Plan shall not be transferable in any way that would violate Section 1.422-2(a)(2) of the Treasury Regulations and in no event may any Award (or any rights and obligations thereunder) be transferred to a third party in exchange for value. All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns.

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Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
(b)
No Rights to Awards.   No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

(c)
Share Certificates.   All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, NASDAQ or any other stock exchange or quotation system upon which such Shares or other securities are then listed or reported and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d)
Withholding.

(i)
Authority to Withhold.   A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.

(ii)
Alternative Ways to Satisfy Withholding Liability.   Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by (1) delivery of cash, whole Shares owned by the Participant (which are not subject to any pledge or other security interest) having a Fair Market Value equal to such withholding liability, (2) to the extent permitted by the Company, by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option or SAR, or the lapse of the restrictions on any other Award (in the case of SARs and other Awards, if such SARs and other Awards are settled in Shares), a number of whole Shares having a Fair Market Value equal to such withholding liability, (3) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise or vesting of the Award and to deliver promptly to the Company an amount equal to such withholding liability, (4) through any other method (or combination of methods) as approved by the Committee, or (5) any combination of the foregoing methods.

(iii)
Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Award holder.

(e)
Section 409A.

(i)
It is intended that the provisions of the Plan comply with, or be exempt from, Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.

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Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
(ii)
No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates.

(iii)
If, at the time of a Participant’s “separation from service” (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its sole discretion, or as otherwise provided in any applicable individual agreement between the Company and the relevant Participant.

(iv)
Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

(f)
Award Agreements.   Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. Notwithstanding anything contained herein to the contrary, the Committee may approve an Award Agreement that, upon the Participant’s Termination of Employment, provides that, or may, in its sole discretion based on a review of all relevant facts and circumstances, otherwise take action regarding an Award Agreement such that (i) any or all outstanding Options and SARs shall become exercisable in part or in full, (ii) all or a portion of the time-based vesting requirements applicable to any outstanding Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Award shall lapse and (iv) the Performance Criteria applicable to any outstanding award (if any) shall be deemed to be satisfied at the target or any other level.

(g)
No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares, other types of equity-based awards (subject to stockholder approval if such approval is required) and cash incentive awards, and such arrangements may be either generally applicable or applicable only in specific cases.

(h)
No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an officer or employee of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

2023 Proxy Statement	B-2-17

Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
(i)
No Rights as Stockholder.   No Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Shares, except as provided in the applicable Award Agreement, the Participant shall be entitled to the rights of a stockholder (including the right to vote and receive dividends) in respect of such Restricted Shares; provided, however, that any dividends paid with respect to Restricted Shares shall be subject to the same vesting conditions as applicable to the underlying Restricted Shares. Except as otherwise provided in Section 4(b), Section 7(c) or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.

(j)
Governing Law.   The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(k)
Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l)
Other Laws; Restrictions on Transfer of Shares.   The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole and plenary discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole and plenary discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal and any other applicable securities laws.

(m)
No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on one hand, and a Participant or any other Person, on the other. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

(n)
No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(o)
Clawback.   The Awards granted under this Plan and any cash payment or Shares delivered pursuant to such an Award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Award Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

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Appendix B-2: UNITED AIRLINES HOLDINGS, INC. AMENDED AND RESTATED 2021 INCENTIVE COMPENSATION PLAN
(p)
Foreign Employees.   Without amending this Plan, the Committee may grant awards to eligible Participants who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

(q)
Headings.   Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.
Term of the Plan

(a)
Effective Date.   This Plan, as amended and restated, will become effective on the date of its approval by the stockholders of the Company at the Company’s 2021 annual meeting of stockholders. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

(b)
Expiration Date.   No Award shall be granted under the Plan after the tenth anniversary of the date the Plan, as amended and restated, is approved by the Company’s stockholders under Section 11(a); provided, however, no Incentive Stock Option may be granted later than ten years after the date on which the Plan, as amended and restated, was approved by the Board. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.

2023 Proxy Statement	B-2-19

Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
UNITED AIRLINES HOLDINGS, INC.
2006 DIRECTOR EQUITY INCENTIVE PLAN
(AS AMENDED AND RESTATED ON            , 2023)
1.
Description.

(a)
Purpose.   The purpose of the United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan (the “DEIP”) is to attract and retain the services of experienced and knowledgeable non-employee directors by providing such directors with greater flexibility in the form and timing of receipt of compensation for their service on the Board of Directors and an opportunity to obtain a greater proprietary interest in the Company’s long-term success and progress through the receipt of equity-based awards, thereby aligning such directors’ interests more closely with the interests of the Company’s stockholders. The DEIP is intended to be unfunded for tax purposes. For amounts payable under the DEIP that constitute “deferred compensation” within the meaning of Section 409A of the Code, the DEIP is intended to comply in form and operation with the requirements of Section 409A of the Code. The DEIP will be construed and administered in a manner that is consistent with and gives effect to the foregoing.

(b)
Effective Date.   This DEIP became effective on February 1, 2006 (the “Effective Date”) and was most recently amended and restated, effective                  , 2023.1 This DEIP shall remain in effect as long as any Periodic Awards or Accounts remain outstanding.

2.
Definitions.

The definitions set forth in this Section 2 apply unless the context otherwise indicates.
(a)
“Account” means the bookkeeping account or accounts maintained with respect to a Participant pursuant to Section 6.

(b)
“Affiliate” means all persons with whom the Company would be considered a single employer under Section 414(b) or 414(c) of the Code.

(c)
“Beneficiary” with respect to a Participant is the person designated or otherwise determined under the provisions of Section 7(g) as the distributee of benefits payable after the Participant’s death. A person designated or otherwise determined to be a Beneficiary under the terms of the DEIP has no interest in or right under the DEIP until the Participant in question has died. A person will cease to be a Beneficiary on the day on which all benefits to which such person is entitled under the DEIP have been distributed.

(d)
“Board” means the Board of Directors of the Company.

(e)
“Cash Account” means an Account to which deferred amounts are credited pursuant to Section 6(b) and earnings thereon are credited pursuant to Section 6(d)(i) in U.S. dollars.

(f)
“Cause” means dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any subsidiary or any material breach of any confidentiality agreement entered into with the Company or any subsidiary.

1
May 24, 2023, subject to stockholder approval at 2023 Annual Meeting.

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
(g)
“Change in Control” means an event described in Section 12, provided that for purposes of determining the timing of payment of awards that constitute deferred compensation that is subject to Section 409A of the Code, such event is an event that qualifies as a “change in control event” described in Section 409A(a)(2)(A)(v) of the Code and the regulations promulgated thereunder.

(h)
“Code” means the Internal Revenue Code of 1986, as amended (including, when the context requires, all regulations, interpretations and rulings issued thereunder). Any reference to a specific provision of the Code includes a reference to that provision as it may be amended from time to time and to any successor provision.

(i)
“Committee” means the committee of the Board designated to administer the Plan, provided that, so long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, such committee will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. As of the Effective Date, the “Committee” is the Nominating / Governance Committee of the Board.

(j)
“Company” means United Airlines Holdings, Inc.

(k)
“Continuity Directors” means (1) those members of the Board who were directors on the Effective Date and (2) those members of the Board (other than a director whose initial assumption of office was in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) who were elected or appointed by, or on the nomination or recommendation of, at least a two-thirds majority of the then-existing directors who either were directors on the Effective Date or were previously so elected or appointed.

(l)
“DEIP” means this United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan, as from time to time amended or restated.

(m)
“Director Cash Compensation” means all cash amounts payable by the Company to a Qualified Director for his or her services to the Company as a Qualified Director, including, without limitation, the retainers for service on the Board and fees specifically paid for attending regular or special meetings of the Board and Board committees or for acting as the chair of the Board or a committee, but excluding expense allowances or reimbursements and insurance premiums.

(n)
“Disability” means the Qualified Director is “disabled” within the meaning of Section 409A of the Code. Such Disability will be determined by the Committee on the basis of medical evidence satisfactory to it.

(o)
“Election Period” means a period of one calendar year, commencing on each January 1 and ending on each December 31. In the case of a newly eligible Qualified Director who commences participation in the DEIP following the Effective Date and following the first day of the calendar year, the Election Period is such partial calendar year described in Section 6(b)(ii).

(p)
“First Amendment” means the First Amendment to the United Continental Holdings, Inc. Director Equity Incentive Plan, as amended and restated on February 20, 2014, which was adopted effective January 1, 2017.

(q)
“Market Price” means (i) the average of the high and low sale prices of a Share during the regular trading session on a specified date or, if Shares were not then traded, during the regular trading session on the most recent prior date when Shares were traded, as reported on the established stock exchange on which the Shares are principally traded on the applicable date; (ii) if the Shares are not so listed or admitted to unlisted trading privileges, the mean between the lowest and highest reported sales prices as of such date; or (iii) if the Shares are not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
(r)
“Option” means an option to purchase Shares granted pursuant to Section 8.

(s)
“Participant” is a current or former Qualified Director who has been granted Options, Restricted Stock, Stock Appreciation Rights, Share Units and/or Shares under the DEIP and/or to whose Account amounts have been credited pursuant to Section 6 and who has not ceased to be a Participant pursuant to Section 4(d).

(t)
“Periodic Award” means an award described in Section 5(c).

(u)
“Plan Rules” are rules, policies, practices or procedures adopted by the Committee pursuant to Section 16(b), which need not be reflected in a written instrument and may be changed at any time without notice.

(v)
“Prime Rate” means the Bloomberg Prime Rate Composite (“Prime Rate by Country US—BB Comp”).

(w)
“Qualified Director” means an individual who is a member of the Board and who is not an employee of the Company or any Affiliate.

(x)
“Qualified Retirement” means a Qualified Director’s separation from the Board after attaining age 60 and the completion of five (5) or more continuous years of service as a member of the Board.

(y)
“Restricted Stock” has the meaning provided in Section 10.

(z)
“Securities Act” means the Securities Act of 1933, as amended. Any reference to a specific provision of the Securities Act includes a reference to that provision as it may be amended from time to time and to any successor provision.

(aa)
“Separation from Service” means a termination of a Participant’s service with the Company and all Affiliates as a director and non-employee consultant/advisor, provided such termination constitutes a “separation from service” within the meaning of Section 409A of the Code, or such other change in the Participant’s relationship with the Company and all Affiliates that constitutes a “separation from service” within the meaning of Section 409A of the Code.

(bb)
“Share Account” means an Account to which credits are made pursuant to Sections 5(c) or 6(a), or deferred amounts are credited pursuant to Section 6(b) and/or 6(c) and earnings are credited pursuant to Section 6(d)(ii) in Share Units.

(cc)
“Share Unit Compensation” means the compensation paid to a Qualified Director in the form of credits to his or her Share Account pursuant to Section 6(a).

(dd)
“Share Unit Grant Date” has the meaning provided in Section 6(a).

(ee)
“Share Units” means a unit credited to a Participant’s Share Account at the discretion of the Board pursuant to Section 5(c) or Section 6 that represents the economic equivalent of one Share and which may be subject to vesting over such period as set by the Board, not to exceed ten years. A Participant will not have any rights as a stockholder with respect to Share Units until the Participant is distributed Shares (if any) pursuant to Section 7.

(ff)
“Shares” means shares of common stock of the Company, $0.01 par value per share, issued on or after the Effective Date, or such other class or kind of shares or other securities as may be applicable pursuant to Section 3.

(gg)
“Stock Appreciation Rights” has the meaning provided in Section 9.

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
(hh)
“Unforeseeable Emergency” means an “unforeseeable emergency” within the meaning of Section 409A of the Code. The existence of an unforeseeable emergency will be determined by the Committee.

3.
Shares Subject to DEIP.

(a)
Maximum Number of Shares Available.   Subject to adjustment as provided in paragraph (c), the maximum number of Shares that will be available for issuance or distribution under the DEIP will be 775,000 Shares (which represents an original 475,000 Shares plus 300,000 Shares added to the DEIP upon Stockholder approval at the 2023 Annual Meeting of Stockholders). The Shares available for issuance or distribution under the DEIP may, at the election of the Committee, be either treasury Shares or Shares authorized but unissued. If treasury Shares are used, all references in the DEIP to the issuance or distribution of Shares will, for corporate law purposes, be deemed to mean the transfer of Shares from treasury.

(b)
Accounting.   Shares that are issued or distributed under the DEIP or that are subject to outstanding Periodic Awards granted or Share Units credited under the DEIP will be applied to reduce the maximum number of Shares remaining available for issuance or distribution under the DEIP. To the extent that Shares subject to an outstanding Periodic Award or Share Unit are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such Periodic Award or Share Unit or (ii) the settlement of such Periodic Award or Share Unit in cash, then such Shares shall again be available for issuance under the DEIP; provided, however, that Shares subject to a Periodic Award under the DEIP shall not again be available for issuance under the DEIP if such Shares are (x) Shares that were subject to an Option or Stock Appreciation Right and were not issued or delivered upon the net settlement or net exercise of such Option or Stock Appreciation Right, (y) Shares delivered to or withheld by the Company to pay the purchase price related to an outstanding Option or Stock Appreciation Right or (z) Shares repurchased by the Company on the open market with the proceeds of an Option exercise.

(c)
Adjustment to Shares and Share Units.

(i)
In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off or any other event that constitutes an “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) with respect to Shares, the Committee shall, in the manner determined by the Committee to be appropriate or desirable, make appropriate adjustments (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or distribution under the DEIP and as to the number and kind of Share Units credited to Share Accounts and the number and kind of securities as to which Periodic Awards are to be granted and, in order to prevent dilution or enlargement of the rights of Participants holding Options or Stock Appreciation Rights, the number, kind and exercise price of securities subject to outstanding Options and Stock Appreciation Rights, with such adjustments to be made in accordance with Section 409A of the Code.

(ii)
In the event that the Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate or desirable, then the Committee may, in such manner as it may deem appropriate or desirable, make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or distribution under the DEIP and as to the number and kind of Share Units credited to Share Accounts and the number and kind of securities as to

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
which Periodic Awards are to be granted and, in order to prevent dilution or enlargement of the rights of Participants holding Options or Stock Appreciation Rights, the number, kind and exercise price of securities subject to outstanding Options and Stock Appreciation Rights, with such adjustments to be made in accordance with Section 409A of the Code.
4.
Participation.

(a)
Eligibility.

(i)
Each individual who is a Qualified Director who is entitled to Share Unit Compensation at any time during a calendar year is eligible to have such credit made to his or her Share Account pursuant to Section 6(a).

(ii)
Each individual who is a Qualified Director on the first day of a calendar year is eligible to make deferral elections pursuant to Section 6(b) and/or 6(c) with respect to such calendar year. An individual who becomes a Qualified Director after the first day of a calendar year is eligible to make a deferral election pursuant to Section 6(b) with respect to the remainder of such calendar year, subject to the provisions of Section 409A of the Code. Each individual who has made a valid election pursuant to Section 6(b) or 6(c) and is a Qualified Director at any time during a calendar quarter with respect to which a credit is made pursuant to Section 6(b) or 6(c) shall have such credit made to his or her Account pursuant to such Section 6(b) or 6(c), as the case may be.

(iii)
Each Qualified Director is eligible to receive Periodic Awards pursuant to Section 5(c).

(b)
Ceasing to be Eligible.   An individual who ceases to be a Qualified Director is not eligible to receive any subsequent Periodic Awards pursuant to Section 5(c) or to make any subsequent elections or receive further credits pursuant to Section 6, other than such credits relating to the period prior to such cessation and, if applicable, earnings credits under Section 6.

(c)
Condition of Participation.   Each Participant, as a condition of participation in the DEIP, is bound by all the terms and conditions of the DEIP and the Plan Rules, including but not limited to the reserved right of the Company to amend or terminate the DEIP, and must furnish to the Committee such pertinent information, and execute such election forms and other instruments, as the Committee or Plan Rules may require by such dates as the Committee or Plan Rules may establish.

(d)
Termination of Participation.   An individual will cease to be a Participant as of the date on which he or she is no longer a Qualified Director and his or her outstanding Periodic Awards have been exercised, cancelled, vested or expired and his or her entire Account balances have been distributed.

5.
Benefits.

(a)
Components of Director Compensation.   Qualified Directors who are eligible under Section 4(a) may receive Periodic Awards, Share Unit Compensation and Director Cash Compensation as part of their compensation for services rendered as directors of the Company, all as determined by the Board (or an authorized committee of the Board) from time to time. A Qualified Director may defer the receipt of some or all of his or her Director Cash Compensation through credits to his or her Cash Account and/or Share Account, and may defer the receipt of Shares that he or she would otherwise be issued as Share Unit Compensation or under a Periodic Award through credits to his or her Share Account.

(b)
Share Unit Compensation.   At the discretion of the Board, each Qualified Director may receive Share Unit Compensation, which is additional annual compensation in the form of credits to the Qualified Director’s Share Account.

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
(c)
Periodic Awards.   At the discretion of the Board, a Qualified Director may be granted from time to time one or more equity-based awards, consisting of (i) Options, (ii) Restricted Stock, (iii) Stock Appreciation Rights, (iv) Share Units, and/or (v) Shares. The terms of Options, Restricted Stock and Stock Appreciation Rights are set forth in Sections 8, 9 and 10, respectively.

(d)
Deferral Accounts.   For each Participant, the Committee will establish and maintain a Cash Account and a Share Account to evidence deferred amounts credited with respect to the Participant pursuant to Section 6 and in accordance with the Plan Rules. Except as otherwise provided in Section 6(a), each Participant will always have a fully-vested, nonforfeitable right to that portion of his or her Account credited under Sections 6(a), 6(b) and 6(c) and the earnings credits thereon. A Participant’s interest in Share Units reflecting the deferral of receipt of Shares subject to vesting will be nonforfeitable at the times and in the amounts provided under the vesting requirements established in the Periodic Award.

(e)
Receipt of Shares in Lieu of Director Cash Compensation.   A Qualified Director may elect to forego receipt of all or any portion of the Director Cash Compensation payable to him or her for any period and instead receive whole Shares of equivalent value to the Director Cash Compensation so foregone. An election under this Section 5(e) will be valid only if it is in writing, signed by the Qualified Director, filed with the Committee before receipt of the Director Cash Compensation and otherwise in accordance with Plan Rules. Once in effect, an election under this Section 5(e) shall remain in effect until it is revised or revoked in accordance with Plan Rules. The number of whole Shares to be distributed to the Qualified Director by reason of an election under this Section 5(e) shall be equal to the quotient of (i) the dollar amount of the Director Cash Compensation the Qualified Director has elected to have paid to him or her in Shares, divided by (ii) the Market Price of a Share on the last day of the calendar quarter for which the Director Cash Compensation is payable. The Market Price of any fractional Share shall be paid to the Qualified Director in cash.

6.
Participant Share Unit Compensation and Deferral Accounts.

(a)
Share Unit Compensation.   The amount of the Qualified Director’s Share Unit Compensation to be credited to his or her Share Account will be expressed in U.S. dollars and determined from time to time by the Board. A Qualified Director’s Share Account will be credited pursuant to this section on the date specified by the Board (“Share Unit Grant Date”) with the number of whole and fractional Share Units equal to the quotient of: (i) the dollar amount of the Share Unit Compensation allocated to such Qualified Director, divided by (ii) the Market Price on the Share Unit Grant Date. Share Unit Compensation credited to a Qualified Director’s Share Account may be subject to vesting over such period as set by the Board, not to exceed ten years. The Board may specify that Share Unit Compensation shall only be settled in cash or a combination of cash and Shares (in which case such credits that are to be settled in cash shall not result in any reduction in Shares available under the accounting provisions set forth in Section 3(b)) and the Board may further specify that any such cash payments are not eligible for deferral pursuant to the remaining provisions of this Section 6 or Section 7.

(b)
Deferral of Director Cash Compensation.   Elective deferrals of Director Cash Compensation will be made in accordance with the following rules:

(i)
Election to Defer Director Cash Compensation.   Each Qualified Director may elect, in accordance with this Section 6(b) and Plan Rules, to defer the receipt of all or a portion of his or her Director Cash Compensation relating to services performed and Director Cash Compensation earned during an Election Period. The Committee will credit his or her Cash Account and/or Share Account with the amount of compensation the Qualified Director elected to defer. Any such deferral election will automatically apply to the Participant’s Director Cash Compensation, as the amount of such Director Cash Compensation is adjusted from time to time.

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
(ii)
Time of Filing Election.   A deferral election pursuant to this Section 6(b) will not be effective unless it is made on a properly completed election form received by the Committee before the first day of the Election Period to which the deferral election relates or, in the case of an individual who first becomes a Qualified Director on or after the first day of the calendar year, within 30 days after the date such individual becomes a Qualified Director. Any election made under this clause (ii) will apply only to Director Cash Compensation payable for services performed after the effective date of the election, with a proportionate reduction (determined on the basis of calendar days) in any payment due for a service period that includes services performed before the effective date of the election.

(iii)
Allocation of Deferral.   In conjunction with each deferral election made pursuant to this Section 6(b), a Qualified Director shall elect, in accordance with and subject to Plan Rules, how the deferral is to be allocated (in increments of ten percent only) among his or her Cash Account and Share Account. The sum of such percentages must not exceed 100 percent. Any portion of the deferral for which no election is made will be allocated to the Qualified Director’s Cash Account.

(iv)
Credits.   Director Cash Compensation deferred pursuant to this Section 6(b) will be credited to a Qualified Director’s Cash Account and/or Share Account, as elected, as of the last day of each calendar quarter. Such credits to the Qualified Director’s Cash Account will be in United States dollars equal to the amount of the deferral allocated to such Account. Credits to a Qualified Director’s Share Account will be the number of whole and fractional Share Units determined by dividing the United States dollar amount of the deferral allocated to the Share Account by the Market Price of a Share on the last day of the calendar quarter.

(v)
Succeeding Election Periods.   Unless the election is revoked pursuant to clause (vii), a deferral election made pursuant to this section will remain in effect until the last day of the calendar year in which it is revoked or modified in accordance with Plan Rules. The Qualified Director may change his or her deferral election for future Election Periods by delivering a new deferral election not later than the day before the first Election Period to which the new deferral election relates.

(vi)
Irrevocability.   Except as provided in clause (vii), a deferral election made pursuant to this Section 6(b) for an Election Period is irrevocable after the latest date by which the deferral election is required to be given to the Committee for such Election Period.

(vii)
Revocation.   Any deferral election made under Section 6(b) by a Participant who receives a distribution pursuant to Section 7(b) will be revoked to the extent the Participant satisfies the requirements of Section 7(b) and Plan Rules, and no further amounts will be deferred until the Qualified Director makes a new, effective deferral election under Section 6(b).

(viii)
Code Section 409A.   An election, or revocation of an election, under this Section 6(b) shall be permitted only if it complies with the requirements of Section 409A of the Code.

(c)
Deferral of Restricted Stock or Shares Issuable Under Periodic Awards.   Each Qualified Director may elect, in accordance with this Section 6(c) and Plan Rules, to defer receipt of all or a portion of the Shares or Restricted Stock issuable pursuant to a Periodic Award granted under the DEIP, other than on account of an Option or Stock Appreciation Right.

(i)
Time of Filing Election.   A deferral election made pursuant to this Section 6(c) will not be effective unless it is made on a properly completed election form received by the Committee before the first day of the Election Period to which the deferral election relates or, in the case of an individual who first becomes a Qualified Director on or after the first day of the Election

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
Period, within 30 days after the date such individual becomes a Qualified Director. Any election made under this clause applies to the Qualified Director’s receipt of Restricted Stock or Shares relating to services performed after the effective date of the election.
(ii)
Credits.   Deferral of the receipt of Shares (including Restricted Stock) pursuant to this Section 6(c) will be credited to the Qualified Director’s Share Account as of the day of the issuance of the award of Restricted Stock or Shares, as the case may be. The number of Share Units credited to the Qualified Director’s Share Account will equal the number of Shares otherwise issuable following the grant of the Periodic Award of Restricted Stock or Shares, as the case may be.

(iii)
Succeeding Election Periods.   Unless the election is revoked pursuant to clause (v), a deferral election made pursuant to this section will remain in effect until the last day of the calendar year in which it is revoked or modified in accordance with Plan Rules. The Qualified Director may change his or her deferral election for future Election Periods by delivering a new deferral election not later than the day before the first Election Period to which the new deferral election relates.

(iv)
Irrevocability.   Except as provided in clause (v), a deferral election made pursuant to this Section 6(c) that is in effect for an Election Period is irrevocable after the latest date by which the deferral election is required to be given to the Committee for such Election Period.

(v)
Revocation.   Any deferral election made under Section 6(c) by a Participant who receives a distribution pursuant to Section 7(b) will be revoked to the extent the Participant satisfies the requirements of Section 7(b) and Plan Rules, and no further amounts will be deferred until the Qualified Director makes a new, effective deferral election under Section 6(c).

(vi)
Code Section 409A.   An election, or revocation of an election, under this Section 6(c), shall be permitted only if it complies with the requirements of Section 409A of the Code.

(d)
Earnings Credits.

(i)
Cash Accounts.   As of the last day of each calendar quarter, and before any credits have been made pursuant to Section 6 on such date, a Participant’s Cash Account will be credited with interest, calculated on the balance in the Cash Account as of the last day of the immediately preceding calendar quarter at the Prime Rate in effect on such date.

(ii)
Share Accounts.   A Participant’s Share Account will be credited as of the date on which dividends are paid on Shares with that number of whole and fractional Share Units determined by dividing the dollar amount of the dividends that would have been payable to the Participant if the number of Share Units credited to the Participant’s Share Account on the record date for such dividend payment had then been Shares registered in the name of such Participant by the Market Price of a Share on the date as of which the credit is made. Unless otherwise determined by the Board in connection with the declaration of such dividend, Share Units credited to a Participant’s Share Account in connection with the declaration of a dividend shall only be settled in cash, with earnings (if any) on such cash dividends to be as set forth in the Plan Rules.

7.
Distributions.

(a)
Distribution of Accounts Following Separation from Service.

(i)
Distribution Elections.

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
(A)
Initial Election.   Subject to Sections 7(b), 7(c) and 7(h), a Participant may elect, in accordance with Plan Rules and subject to Section 409A of the Code, the manner of distribution (as described in clause (ii)) or the time of distribution (as defined in clause (iv)), provided such election, as it relates to deferrals under Section 6(b) or (c), is made no later than the date of the related deferral election and, as it relates to Share Unit Compensation credited under Section 6(a), is made no later than the close of the calendar year preceding the calendar year during which the services giving rise to such compensation are performed, or, in the case of an individual who first becomes a Qualified Director on or after the first day of the calendar year, within 30 days after the date such individual becomes a Qualified Director and only with respect to compensation earned after the date the election becomes effective. Notwithstanding the foregoing, the Board may specify that Share Unit Compensation credited under Section 6(a) with respect to a specific Share Unit Grant Date either (1) is not subject to deferral, in which case distributions with respect to such Share Unit Compensation shall be subject to distribution as specified by the Board or (2) may specify the terms of the distribution, including the timing or manner of distribution in cash or Shares.

(B)
Redeferral Election.   A Participant may elect to change the time and manner of his or her distribution provided (X) the Participant elects, in accordance with Plan Rules and subject to Section 409A of the Code, at least twelve (12) months prior to the date that the Participant’s first scheduled payment was to begin, (Y) the election may not take effect until at least 12 months after the date on which the election is made, and (Z) the election defers the first payment at least five (5) years beyond the date payment otherwise would have been made.

(ii)
Form of Distribution.   A Participant’s Cash Account and Share Account will be distributed as provided in this Section 7(a) in a lump sum payment (including a lump sum distribution of Shares) unless the Participant has elected, as provided in Section 7(a)(i), to receive his or her distribution in the form of annual installment payments for a period of not more than 10 years.

(iii)
Medium of Distribution.   Any distribution from a Participant’s Cash Account will be made in cash. Subject to Section 14 and except as otherwise set forth in this Section 7(a)(iii) and Section 6(d)(ii) with respect to dividends, any distribution from a Participant’s Share Account will be made in whole Shares only, rounded up to the next whole Share. Notwithstanding anything to the contrary in the immediately preceding sentence, the Board shall be permitted to provide in the terms of an award that Share Units will be settled in cash. Accordingly, to the extent that the terms of any award of Share Units credited to a Participant’s Share Account requires that such Share Units be settled in cash instead of in Shares, then any distribution from such Participant’s Share Account with respect to such Share Units shall be made in cash in an amount equal to the Market Price of a Share on the date of distribution, as set forth in the Plan Rules, multiplied by the number of Share Units (including any fraction thereof), provided that the Board may specify in the terms of the award that another amount in cash will be distributed in respect of such Share Units. To the extent that the Board specifies that Share Units will be settled in cash, the medium of distribution set forth in the immediately preceding sentence shall override any provision of this DEIP to the contrary requiring the distribution of such Share Units to be made in Shares. Share Units settled in cash will not reduce the number of Shares available under the DEIP as set forth in Section 3(a).

(iv)
Time of Distribution.   Unless a Participant has elected in accordance with Section 7(a)(i) to defer commencement of distribution until a specified date, or unless the Board has specified in accordance with Section 7(a)(i) that Share Unit Compensation credited under Section 6(a) with respect to a specific Share Unit Grant Date will be distributed at a specified time, distribution to a Participant will be made (if in a lump sum) or will commence (if in installments) within

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
60 days following the date on which the Participant experiences a Separation from Service. Distributions upon a specified date will be made, or will commence, as soon as administratively practicable following such specified date, but no later than the end of the calendar year in which the specified date occurs or, if later, the 15th day of the third month following the specified date. If a lump sum distribution from a Participant’s Share Account would otherwise be made after the record date for a dividend but before the payment date for such dividend, the distribution of the dividend will be made as soon as administratively practicable after the earnings credit has been made to the Share Account pursuant to Section 6(d) on the payment date of the dividend, but in no event later than the end of the calendar year in which the payment date of the dividend occurs or, if later, the 15th day of the third month following the record date for such dividend. Notwithstanding the foregoing, with respect to amounts deferred under the DEIP prior to January 1, 2017, the terms of Section 7(a)(iv) as in effect prior to the adoption of the First Amendment shall govern the time of distribution with respect to such deferrals.
(v)
Amount of Distribution for Cash Account.

(A)
Lump Sum.   The amount of a lump sum payment from a Participant’s Cash Account will be equal to the balance of the Cash Account as of the time of the distribution.

(B)
Installments.   The amount of each installment payment from a Participant’s Cash Account will be determined by dividing the balance of the Cash Account as of the distribution date for such installment payment by the total number of remaining payments (including the current payment).

(vi)
Amount of Distribution for Share Account.

(A)
Lump Sum.   A lump sum distribution from a Participant’s Share Account will consist of the number of Shares equal to the number of Share Units credited to the Share Account as of the time of distribution, rounded up to the next whole Share.

(B)
Installments.   Each installment distribution from a Participant’s Share Account will consist of the number of Shares determined by dividing the number of whole Share Units credited to the Share Account as of the distribution date for such installment distribution by the total number of remaining payments (including the current payment) and rounding the quotient to the next whole Share.

(b)
Distribution Due to Unforeseeable Emergency.   Notwithstanding any distribution election by a Participant to the contrary, except as set forth in this Section 7(b), a distribution will be made to a Participant from his or her Account if the Participant submits a written distribution request to the Committee and the Committee determines that the Participant has experienced an Unforeseeable Emergency. The amount of the distribution may not exceed the amount reasonably necessary to satisfy the Unforeseeable Emergency and may include the amount necessary to pay taxes, as determined by the Committee. Payments made on account of an Unforeseeable Emergency will not be made to the extent that such Unforeseeable Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent that such liquidation itself would not cause severe financial hardship) or by cessation of deferrals under Section 6(b) and/or 6(c), provided that determination of such limitations is consistent with the requirements of Section 409A of the Code. Any distribution pursuant to this Section 7(b) will be made by the end of the calendar year in which the event giving rise to the Unforeseeable Emergency occurs or, if later, within 90 days of the occurrence of such event and in the form of a lump sum payment that is in cash from the Cash Account and in Shares from the Share Account (rounded up to the next whole Share). Any distribution pursuant to this Section 7(b) will be made first from the Participant’s Cash Account and then from the Participant’s Share Account.

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
(c)
Small Benefits.

(i)
Cash Account.   If the balance of the Cash Account of a Participant who has experienced a Separation from Service is $2,500 or less on the day of any installment distribution pursuant to Section 7(a)(v)(B), such remaining balance and any cash account balance of a plan of the Company’s that is required to be aggregated with the DEIP under Treasury Regulation Section 1.409A-1(c)(2) shall be distributed to the Participant, as soon as administratively practicable, in the form of a lump sum distribution. Each installment distribution to a Participant who has experienced a Separation from Service will be at least $2,500 or such smaller amount that equals the balance of the Participant’s Cash Account.

(ii)
Share Account.   If the balance of the Share Account of a Participant who has experienced a Separation from Service is fewer than 100 Share Units as of the day of any installment distribution pursuant to Section 7(a)(v)(B), such remaining balance and any share account balance of a plan of the Company’s that is required to be aggregated with the DEIP under Treasury Regulation Section 1.409A-1(c)(2) shall be distributed to the Participant, as soon as administratively practicable, in the form of a lump sum distribution, that will consist of the number of Shares equal to the number of Share Units credited to the Share Account as of that date and the number of share units credited to a share account of any plan required to be aggregated with the DEIP, rounded up to the next whole Share. Each installment distribution to a Participant who has experienced a Separation from Service must be at least 100 Share Units or such smaller number of Share Units that remains in the Participant’s Share Account.

(iii)
Any lump sum distribution pursuant to Sections 7(c)(i) and 7(c)(ii) shall not exceed the applicable dollar amount under Code Section 402(g).

(d)
Payment in Event of Incapacity.   If any individual entitled to receive any payment under the DEIP is, in the judgment of the Committee, physically, mentally or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for the individual, the Committee may (but is not required to) cause the payment to be made to any one or more of the following as may be chosen by the Committee: the Beneficiary (in the case of the incapacity of a Participant); the institution maintaining the individual; a custodian for the individual under the Uniform Transfers to Minors Act of any state; or the individual’s spouse, child, parent, or other relative by blood or marriage. The Committee is not required to see to the proper application of any such payment, and the payment completely discharges all claims under the DEIP against the Company, and the DEIP to the extent of the payment.

(e)
Reduction of Account Balance.   The balance of the Cash or Share Account from which a distribution is made will be reduced, as of the date of the distribution, by the cash amount or number of Shares distributed, as the case may be.

(f)
Distribution to a Beneficiary.   Following a Participant’s death, the balances of the Participant’s Cash and Share Accounts will be distributed to the Participant’s Beneficiary in a lump sum payment whether or not payments had commenced to the Participant in the form of installments prior to his or her death. Any distribution from a Participant’s Cash Account will be made in cash and, except as provided for in Section 6(d)(ii) with respect to dividends, any distribution from a Participant’s Share Account will be made in whole Shares, rounded up to the next whole Share. Distributions will be subject to the following:

(i)
Time.   Distribution to a Beneficiary will be made by the end of the calendar year of the Participant’s death or, if later, within 90 days of the Participant’s death; provided that if a distribution from the Participant’s Share Account would otherwise be made after the record date for a dividend but before the payment date for such dividend, the distribution of the dividend will be made as soon as administratively practicable after the earnings credit has been made to

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
the Share Account pursuant to Section 6(d) on the payment date of the dividend, but in no event later than the end of the calendar year in which the payment date of the dividend occurs or, if later, the 15th day of the third month following the record date for such dividend.
(ii)
Amount.   The amount of the lump sum payment from a Participant’s Cash Account will be equal to the sum of the balances of the Cash Account on the date of distribution. A lump sum distribution from a Participant’s Share Account will consist of the number of Shares equal to the number of Share Units credited to the Share Account, rounded up to the next whole Share.

(g)
Beneficiary Designation.

(i)
Each Participant may designate, in accordance with Plan Rules, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the balance of his or her Cash Account or Share Account after his or her death. Except as required by law, the Participant may change or revoke any such designation from time to time without notice or consent from any person. No such designation, change or revocation is effective unless completed and received by the Committee during the Participant’s lifetime.

(ii)
Any portion of a Participant’s Cash Account and Share Account for which the Participant fails to designate a Beneficiary, revokes a Beneficiary designation without naming another Beneficiary or designates one or more Beneficiaries, none of whom survives the Participant or exists at the time in question, will be paid to the Participant’s surviving spouse or, if the Participant is not survived by a spouse, to the representative of the Participant’s estate.

(iii)
The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, become fixed as of the Participant’s death so that, if a Beneficiary survives the Participant but dies before the receipt of the payment due such Beneficiary, the payment will be made to the representative of such Beneficiary’s estate. Any designation of a Beneficiary by name that is accompanied by a description of the relationship or only by a statement of relationship to the Participant is effective only to designate the person or persons standing in such relationship to the Participant at the Participant’s death.

(h)
Modification of Time and Manner of Payment.   Notwithstanding the foregoing, the Committee in its sole and absolute discretion, may distribute all balances in the Cash Account or Share Account to the Participant in a lump sum as of any date but only if and to the extent permitted under Section 409A of the Code. Nothing herein shall be construed to grant a Participant the right to elect a modification of the time or manner for receiving payments hereunder, including on account of termination of the DEIP.

(i)
Six-Month Delay.   Notwithstanding any other provision of the DEIP, if the Participant is a “specified employee” of the Company (within the meaning of Section 409A of the Code) on the date of his or her Separation from Service and elects, or is deemed to have elected, that a distribution be made upon his or her Separation from Service, such distribution shall be made on the six-month anniversary of the Participant’s Separation from Service (or, if earlier, the date of the Participant’s death).

8.
Options.

All Options granted by the Board under the DEIP will be governed by the following terms and conditions:
(a)
Non-Statutory Options.   All Options granted under the DEIP will be non-statutory stock options not entitled to special tax treatment under Section 422 of the Code.

(b)
Option Exercise Price.   The exercise price per Share purchasable under an Option granted under the DEIP will be not less than 100% of the Market Price on the date of grant of the Option.

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
(c)
Exercisability of Options.   Each Option granted under the DEIP will be immediately exercisable, unless the award notice provides otherwise.

(d)
Duration of Options; Effect of Cessation as Director.   Except as provided in Section 11, each Option granted under the DEIP will terminate ten years after its date of grant. Unless otherwise set forth in an award notice, if the Participant ceases to serve as a director on the Board for any reason other than a Qualified Retirement, then the Option will remain exercisable until the earlier of the expiration of five years after the date the Participant ceased to serve as a director of the Company or the remaining term of the Option. Unless otherwise set forth in an award notice, if the Participant ceases to serve as a director on the Board on account of a Qualified Retirement, all Options will become immediately exercisable in full and will remain exercisable in full until the expiration of the Option.

(e)
Manner of Option Exercise.   An Option granted under the DEIP may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the DEIP, the underling award notice and the Plan Rules, by delivering in person, by facsimile or electronic transmission or through the mail notice of exercise to the Company at its principal executive office, and by paying in full the total exercise price for the Shares to be purchased in accordance with paragraph (f). Such notice will specify the particular Option that is being exercised (by the date of grant and total number of Shares subject to the Option) and the number of Shares with respect to which the Option is being exercised.

(f)
Payment of Exercise Price.   No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payments may be made in cash (or its equivalent) or, in the Committee’s sole and plenary discretion as specified in the award notice, (i) by delivery (either actual delivery or by attestation procedures established by the Company) of whole Shares, (ii) authorizing the Company to withhold whole Shares, (iii) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or (4) through any other method (or combination of methods) as approved by the Committee

(g)
Restrictions on Transfer.

(i)
Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by clauses (ii) or (iii) below, no right or interest of any Participant in an Option granted under the DEIP prior to the exercise of such Option will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(ii)
A Participant will be entitled to designate a Beneficiary to receive an Option granted under the DEIP upon such Participant’s death, and in the event of a Participant’s death, payment of any amounts due under the DEIP will be made to, and exercise of any Options (to the extent permitted pursuant to Section 15) may be made by, the Participant’s legal representatives, heirs and legatees.

(iii)
A Participant who is a director of the Company will be entitled to transfer all or a portion of an Option granted under the DEIP, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more

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Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.
(h)
Rights as a Stockholder.   No Participant will have any rights as a stockholder with respect to any Shares covered by an Option granted under the DEIP until the Participant has exercised such Option, paid the exercise price and become the holder of record of such Shares, and, except as otherwise provided in Section 3(c), no adjustments will be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Participant becomes the holder of record of such Shares.

(i)
No Repricing.   Notwithstanding the preceding sentence or any other provision of the DEIP, in no event may any Option (i) be amended to decrease the exercise price thereof, (ii) be cancelled at a time when its exercise price exceeds the Market Price of the underlying Shares in exchange for another award or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option, unless such amendment, cancellation, or action is approved by the Company’s stockholders, it being understood that an adjustment to the exercise price of an Option that is made in accordance with Section 3(c) or Section 12 shall not be considered a reduction in exercise price or “repricing” of such Option.

9.
Stock Appreciation Rights.

All Stock Appreciation Rights granted by the Board under the DEIP will be governed by the following terms and conditions:
(a)
A Stock Appreciation Right may be granted with respect to an Option at the time of its grant or at any time thereafter or a Stock Appreciation Right may be granted independently of and without relation to any Option.

(b)
Each Stock Appreciation Right will entitle the Participant to elect to receive, upon exercise, Shares (which may be Restricted Stock) or, to the extent provided in the applicable award agreement, cash or a combination thereof, equal to up to 100% of the appreciation in Market Price of the Shares subject thereto up to the date the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right issued in relation to an Option, such appreciation will be measured from the Option’s exercise price. In the case of a Stock Appreciation Right issued independently of any Option, the appreciation shall be measured from not less than the Market Price of a Share on the date the Stock Appreciation Right is granted.

(c)
In the event a Participant experiences a Separation from Service and unless otherwise set forth in an award notice:

(i)
by reason of death or Disability, all outstanding Stock Appreciation Rights then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of twelve (12) months after such Separation from Service (but in no event after the expiration date of any such Stock Appreciation Right);

(ii)
by reason of a Qualified Retirement, all outstanding Stock Appreciation Rights then held by the Participant will become immediately exercisable in full and will remain exercisable in full until the expiration date of any such Stock Appreciation Rights; or

(iii)
for reasons other than death, Disability or Qualified Retirement, all outstanding Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of the date of

C-14	2023 Proxy Statement

Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
Separation from Service, remain exercisable in full for a period of three (3) months after such Separation from Service (but in no event after the expiration date of any such Stock Appreciation Right) and Stock Appreciation Rights not exercisable as of such Separation from Service will terminate and be forfeited.
(d)
No Repricing.   Notwithstanding the preceding sentence or any other provision of the DEIP, in no event may any Stock Appreciation Right (i) be amended to decrease the exercise price thereof, (ii) be cancelled at a time when its exercise price exceeds the Market Price of the underlying Shares in exchange for another award or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s stockholders, it being understood that an adjustment to the exercise price of a Stock Appreciation Right that is made in accordance with Section 3(c) or Section 12 shall not be considered a reduction in exercise price or “repricing” of such Stock Appreciation Right.

10.
Restricted Stock.

The Board may grant a Periodic Award of Restricted Stock to Participants with the following terms and conditions:
(a)
During the Restricted Period (as defined in paragraph (b)), a Participant shall not sell, assign, exchange, transfer, pledge, hypothecate or otherwise dispose of or encumber any of the Restricted Stock. Upon grant of the award of Restricted Stock, however, the Participant shall thereupon be a stockholder with respect to all Shares subject to the award and shall have all the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive all dividends and other distributions.

(b)
The term “Restricted Period” shall mean any period set by the Board during which the Shares subject to the award of Restricted Stock may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in the DEIP or the award notice relating to the award, with such period not to exceed ten years and ending upon such conditions as the Board may deem appropriate, including, without limitation, achievement of certain goals and/or that the Participant has remained in continuous service as a member of the Board for a certain period.

(c)
To enforce the restrictions referred to in this Section 10, the Board may place a legend on the stock certificates for the Shares referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent, with the restrictions on such shares duly noted.

(d)
In the event a Participant experiences a Separation from Service and unless otherwise set forth in an award notice:

(i)
by reason of death, Disability or Qualified Retirement, all Restricted Stock then held by the Participant will become fully vested; or

(ii)
for reasons other than death, Disability or Qualified Retirement, all Restricted Stock then held by Participant that has not vested as of such Separation from Service will be terminated and forfeited.

2023 Proxy Statement	C-15

Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
11.
Effects of Actions Constituting Cause.

(a)
Notwithstanding anything in the DEIP to the contrary, if a Participant is determined by the Board, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2(h), irrespective of whether such action or the Board’s determination occurs before or after such Participant ceases to serve as a director of the Company, all rights of the Participant under the DEIP attributable to unexercised Options or Stock Appreciation Rights or unvested Share Units or Periodic Awards of Restricted Stock and any agreements or notices evidencing any Share Units or Periodic Awards then held by the Participant will terminate and be forfeited without notice of any kind.

(b)
Benefits attributable to amounts credited to a Participant’s Account pursuant to Section 6 which are vested and any earnings credited with respect to such vested amounts will not be forfeited.

12.
Change in Control.

(a)
A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)
there is consummated a merger or consolidation to which the Company or any subsidiary of the Company is a party if the merger or consolidation would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) less than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation;

(ii)
the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) in the aggregate of securities of the Company representing 25% or more of the total combined voting power of the Company’s then issued and outstanding securities is acquired by any person or entity, or group of associated persons or entities acting in concert; provided, however, that for purposes hereof, the following acquisitions shall not constitute a Change in Control: (1) any acquisition by the Company or any of its subsidiaries; (2) any acquisition by any employee benefit plan (or related trust or fiduciary) sponsored or maintained by the Company or any corporation controlled by the Company; (3) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities; (4) any acquisition by a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (5) any acquisition in connection with a merger or acquisition which, pursuant to paragraph (A) above, does not constitute a Change in Control;

(iii)
there is consummated a transaction contemplated by an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership in the Company immediately prior to such sale;

(iv)
the stockholders of the Company approve any plan or proposal for the liquidation of the Company; or

(v)
the occurrence within any 24-month or shorter period of a change in the composition of the Board such that the Continuity Directors cease for any reason to constitute at least a majority of the Board.

C-16	2023 Proxy Statement

Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
(b)
Cash Payment.   If a Change in Control of the Company occurs, then the Board, without the consent of any Participant affected thereby, may determine to the extent permitted by Section 409A of the Code (for amounts subject to Section 409A) that some or all Participants holding outstanding Options and/or Stock Appreciation Rights granted under the DEIP will receive, with respect to some or all of the Shares subject to such Options or Stock Appreciation Rights, as of the effective date of any Change in Control of the Company, cash in an amount equal to the excess of the Market Price of such Shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options or Stock Appreciation Rights. Any outstanding Options and/or Stock Appreciation Rights, in lieu of which a cash payment is made pursuant to this Section 12(b), shall terminate and be forfeited upon such cash payment.

(c)
Acceleration of Vesting.   If a Change in Control of the Company occurs, then (i) all Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms; (ii) all Restricted Stock will become immediately fully vested and nonforfeitable; and (iii) the Participant’s deferral Accounts will become immediately fully vested and non-forfeitable.

(d)
Acceleration of Payment.   If a Change in Control of the Company occurs, then all deferred amounts credited to a Participant’s Cash Account and Share Account will become immediately due and payable to the Participant. Any such payments will be made no later than the end of the year in which the Change in Control occurs, or if later, the 15th day of the third month following the Change in Control event.

13.
Source of Payments; Nature of Interest.

(a)
Source of Payments.   The Company is responsible for paying, from its general assets, any benefits attributable to a Participant’s Account.

(b)
Status of DEIP.   Nothing contained in the DEIP is to be construed as providing for assets to be held for the benefit of any Participant or any other person or persons to whom benefits are to be paid pursuant to the terms of the DEIP, the Participant’s or other person’s only interest under the DEIP being the right to receive the benefits set forth herein. Until such time as Shares are distributed to a Participant, Beneficiary of a deceased Participant or other person, he or she has no rights as a shareholder with respect to any Share Units credited to a Share Account pursuant to the DEIP. To the extent that the Participant or any other person acquires a right to receive benefits under the DEIP, such right is no greater than the right of any unsecured general creditor of the Company.

(c)
Non- Assignability of Benefits.   Except with respect to the Beneficiary designation procedures under the DEIP and Plan Rules, the benefits payable under the DEIP and the right to receive future benefits under the DEIP may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process.

14.
Securities Law and Other Restrictions.

Notwithstanding any other provision of the DEIP or any agreements entered into pursuant to the DEIP to the contrary, the Company is not required to issue or distribute any Shares under the DEIP, and a Participant or distributee may not sell, assign, transfer or otherwise dispose of Shares issued or distributed pursuant to the DEIP, unless (a) there is in effect with respect to such Shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Company, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, distribution, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing Shares, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.
2023 Proxy Statement	C-17

Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
15.
Amendment or Termination.

(a)
Amendment.

(i)
The Company reserves the right to amend the DEIP at any time to any extent that it may deem advisable. To be effective, an amendment must be stated in a written instrument approved in advance or ratified by the Board and executed in the name of the Company by its Chief Executive Officer or President and attested by the Secretary or an Assistant Secretary.

(ii)
An amendment adopted in accordance with Section 15(a) is binding on all interested parties as of the effective date stated in the amendment; provided, however, that no amendment will have any retroactive effect so as to deprive any Participant, or the Beneficiary of a deceased Participant, of any benefit to which he or she is entitled under the terms of the DEIP in effect immediately prior to the effective date of the amendment, determined as if such Participant had terminated service as a director immediately prior to the effective date of the amendment.

(iii)
Without limiting Section 15(a), the Company reserves the right to amend the DEIP to change the method of determining the earnings credited to Participants’ Accounts pursuant to Section 6(d) and to apply such new method not only with respect to the portion of the Accounts attributable to credits made after the date on which such amendment is adopted but also with respect to the portion of the Accounts attributable to credits made prior to the date on which such amendment is adopted and regardless of whether such new method would result in materially lower earnings credits than the old method.

(iv)
The provisions of the DEIP in effect at the termination of a Participant’s service as a director will, except as otherwise expressly provided by a subsequent amendment, continue to apply to such Participant.

(b)
Termination.   The Company reserves the right to terminate the DEIP at any time. The DEIP will terminate as of the date specified by the Company in a written instrument by its authorized officers to the Committee, adopted in the manner of an amendment. Upon the termination of the DEIP, Participant Accounts will continue to be paid in accordance with the provisions of Section 7, subject to acceleration of distributions as permitted by Section 7(h) and Treasury Regulation Section 1.409A-3(j)(4)(ix). No termination, suspension or amendment of the DEIP may adversely affect any outstanding Periodic Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Board to take whatever action it deems appropriate under Section 3(c), 8, 9, 10 and 12(b) of the DEIP. Options and Stock Appreciation Rights outstanding upon termination of the DEIP may continue to be exercised in accordance with their terms.

16.
Administration.

(a)
Committee.   The general administration of the DEIP and the duty to carry out its provisions will be vested in the Committee. Such Committee may delegate such duty or any portion thereof to a named person and may from time to time revoke such authority and delegate it to another person.

(b)
Plan Rules and Regulations.   The Committee has the discretionary power and authority to make such Plan Rules as the Committee determines to be consistent with the terms, and advisable in connection with the administration, of the DEIP and to modify or rescind any such Plan Rules. In addition, the Committee has the discretionary power and authority to limit or modify application of DEIP provisions and Plan Rules as the Committee determines to be advisable to facilitate tax deferral treatment (or accommodate the unavailability thereof) for Options granted to, or amounts credited with respect to, non-U.S. resident Participants.

C-18	2023 Proxy Statement

Appendix C: United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan
(c)
Discretion.   The Committee has the sole discretionary power and authority to make all determinations necessary for administration of the DEIP, except those determinations that the DEIP requires others to make, and to construe, interpret, apply and enforce the provisions of the DEIP and Plan Rules whenever necessary to carry out its intent and purpose and to facilitate its administration, including, without limitation, the discretionary power and authority to remedy ambiguities, inconsistencies, omissions and erroneous benefit calculations. In the exercise of its discretionary power and authority, the Committee will treat all similarly situated persons uniformly.

(d)
Specialist’s Assistance.   The Committee may retain such actuarial, accounting, legal, clerical and other services as may reasonably be required in the administration of the DEIP, and may pay reasonable compensation for such services. All costs of administering the DEIP will be paid by the Company.

(e)
Indemnification.   The Company agrees to indemnify and hold harmless, to the extent permitted by law, each director, officer and employee of the Company and any subsidiary or affiliate of the Company against any and all liabilities, losses, costs and expenses (including legal fees) of every kind and nature that may be imposed on, incurred by, or asserted against such person at any time by reason of such person’s services in connection with the DEIP, but only if such person did not act dishonestly or in bad faith or in willful violation of the law or regulations under which such liability, loss, cost or expense arises. The Company has the right, but not the obligation, to select counsel and control the defense and settlement of any action for which a person may be entitled to indemnification under this provision.

17.
Miscellaneous.

(a)
Other Benefits.   Neither amounts deferred nor amounts paid pursuant to the DEIP constitute salary or compensation for the purpose of computing benefits under any other benefit plan, practice, policy or procedure of the Company unless otherwise expressly provided thereunder.

(b)
No Warranties Regarding Treatment.   The Company makes no warranties regarding the tax treatment to any person of any deferrals or payments made pursuant to the DEIP, and each Participant will hold the Committee and the Company and their officers, directors, employees, agents and advisors harmless from any liability resulting from any tax position taken in good faith in connection with the DEIP.

(c)
No Rights to Continued Service Created.   Neither the establishment of or participation in the DEIP gives any individual the right to continued service on the Board or limits the right of the Company or its stockholders to terminate or modify the terms and conditions of service of such individual on the Board or otherwise deal with any individual without regard to the effect that such action might have on him or her with respect to the DEIP.

(d)
Successors.   Except as otherwise expressly provided in the DEIP, all obligations of the Company under the DEIP are binding on any successor to the Company whether the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise of all of the business and/or assets of the Company.

(e)
Governing Law.   Questions pertaining to the construction, validity, effect and enforcement of the DEIP will be determined in accordance with the internal, substantive laws of the State of Delaware without regard to the conflict of laws rules of the State of Delaware or any other jurisdiction.

(f)
Headings.   The headings of sections are included solely for convenience of reference; if there exists any conflict between such headings and the text of the DEIP, the text will control.

2023 Proxy Statement	C-19

UNITED AIRLINES HOLDINGS, INC.233 SOUTH WACKER DRIVECHICAGO, IL 60606 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 10:59 p.m. Central Time on Tuesday, May 23, 2023. Have your proxy card in handwhen you access the web site and follow the instructions to obtain your records and tocreate an electronic voting instruction form.Voting instructions to the trustee of the United 401(k) plans must be received by10:59 p.m. Central Time on Sunday, May 21, 2023.During The Meeting - Go to www.virtualshareholdermeeting.com/UAL2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until10:59 p.m. Central Time on Tuesday, May 23, 2023. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V08522-P85637-Z84225 UNITED AIRLINES HOLDINGS, INC.UNITED AIRLINES HOLDINGS, INC.233 SOUTH WACKER DRIVECHICAGO, IL 606061d. Michele J. HooperNominees:Voting Matters1a. Carolyn Corvi1c. Barney Harford1b. Matthew Friend1g. J. Scott Kirby1e. Walter Isaacson1f. James A. C. KennedyPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners shouldeach sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.1h. Edward M. Philip1i. Edward L. Shapiro1j. Laysha Ward3. A Vote to Approve, on a Nonbinding Advisory Basis, theCompensation of the Company's Named Executive Officers.4. A Vote to Approve, on a Nonbinding Advisory Basis,the Frequency (i.e., every one, two or three years)of Holding Future Advisory Votes to Approve theCompensation of the Company’s Named ExecutiveOfficers.1k. James M. Whitehurst2. Ratification of Appointment of Ernst & Young LLP to Serveas the Company's Independent Registered Public AccountingFirm for the Fiscal Year Ending December 31, 2023.NOTE: Such other business as may properly come before theAnnual Meeting or any adjournment or postponement thereof.6. A Vote to Approve the Amended and RestatedUnited Airlines Holdings, Inc. Director Equity Incentive Plan.5. A Vote to Approve the First Amendment to theUnited Airlines Holdings, Inc. 2021 Incentive CompensationPlan.1. Election of Directors Named in Proxy StatementThe Board of Directors recommends you vote "FOR” each ofthe nominees listed under Item 1, "FOR" Items 2, 3, 5 and 6and "1 Year" on Item This proxy is solicited on behalf of the Board of Directors ofUnited Airlines Holdings, Inc. If this signed card contains nospecific voting instructions, the shares will be voted with theBoard’s recommendations, except for 401k Plan participants(see reverse side). Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of 2023 Annual Meeting of Stockholders and the accompanying Proxy Statement,our 2022 Annual Report on Form 10-K and 401(k) Plans Letter are available at www.proxyvote.com. V08523-P85637-Z84225 THIS PROXY IS SOLICITED ON BEHALFOF THE BOARD OF DIRECTORS OFUNITED AIRLINES HOLDINGS, INC.FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERSTO BE HELD MAY 24, 2023 9:00 AM CENTRAL TIMEThe stockholder(s) hereby appoint(s) J. Scott Kirby and Brett J. Hart, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and, in their discretion, on such other matters as may properly come before the Annual Meeting of Stockholders, all of the shares of Common Stock of United Airlines Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time on Wednesday, May 24, 2023, at www.virtualshareholdermeeting.com/UAL2023, and any adjournment or postponement thereof, unless otherwise specified herein.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 5 AND 6, AND ONE YEAR AS THE VOTE FREQUENCY UNDER PROPOSAL 4. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.EMPLOYEES/PARTICIPANTS HOLDING SHARES IN UNITED AIRLINES 401(K) PLANS: This card constitutes your voting instructions to Newport Trust Company or its successor, as trustee under the United Airlines 401(k) plans. By signing on the reverse side, you are instructing the trustee to vote the shares ofCommon Stock of United Airlines Holdings, Inc. held in the 401(k) plan in which you participate with regard to the matters listed on the reverse side of this proxy card and to act in its discretion upon other matters as may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof, all as set forth in the Notice to Plan Participants. Your voting instructions to the trustee are confidential. If properly executed and timely received, this voting instruction card will constitute a direction to the trustee to vote on the matters as directed. In its discretion, the trustee is authorized to vote upon other business as may properly come before the Annual Meeting of Stockholders. If no choice is made or no timely direction is received, the trustee will vote the shares in proportion to allocated shares in such plan for which timely instructions are received, subject to applicable law.The proxies cannot vote the shares, and the trustee cannot ensure that your instructions are tabulated, unless you vote or instruct the trustee by telephone, Internet or sign and return this card. Voting instructions to the trustee from employees/participants holding shares in the 401(k) plans must be received prior to 10:59 p.m., Central Time, on Sunday, May 21, 2023. Votes from all other stockholders that are submitted by Internet or telephone must be received prior to 10:59 p.m., Central Time, on Tuesday, May 23, 2023.Continued and to be signed on reverse side